PROSPECTUS

ABERDEEN FUNDS EQUITY SERIES

June 23, 2008

Aberdeen Select Equity Fund

Aberdeen Select Mid Cap Growth Fund

Aberdeen Select Small Cap Fund

Aberdeen Select Growth Fund

Aberdeen Hedged Core Equity Fund

Aberdeen Market Neutral Fund

Aberdeen Equity Long-Short Fund

Aberdeen Health Sciences Fund

Aberdeen Natural Resources Fund

Aberdeen Technology And Communications Fund

Aberdeen Small Cap Fund

Aberdeen Small Cap Opportunities Fund

Aberdeen Small Cap Growth Fund

Aberdeen Small Cap Value Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Section	Aberdeen Funds	Page 1

Section 1	Fund Summaries & Performance	Page 2
	Aberdeen Select Equity Fund	Page 2
	Aberdeen Select Mid Cap Growth Fund	Page 8
	Aberdeen Select Small Cap Fund	Page 14
	Aberdeen Select Growth Fund	Page 20
	Aberdeen Hedged Core Equity Fund	Page 26
	Aberdeen Market Neutral Fund	Page 32
	Aberdeen Equity Long-Short Fund	Page 38
	Aberdeen Health Sciences Fund	Page 45
	Aberdeen Natural Resources Fund	Page 51
	Aberdeen Technology And Communications Fund	Page 57
	Aberdeen Small Cap Fund	Page 63
	Aberdeen Small Cap Opportunities Fund	Page 69
	Aberdeen Small Cap Growth Fund	Page 75
	Aberdeen Small Cap Value Fund	Page 81

Section 2	Fund Details	Page 87
	Additional Information about Investments, Investment Techniques and Risks	Page 87

Section 3	Fund Management	Page 90
	Investment Adviser	Page 90
	Subadvisers	Page 90
	Management Fees	Page 90
	Portfolio Management	Page 91
	Multi-Manager Structure	Page 94

Section 4	Investing with Aberdeen Funds	Page 95
	A Note About Share Classes	Page 95
	Choosing a Share Class	Page 95
	Reduction And Waiver of Class A and Class D Sales Charges	Page 98
	Waiver of Contingent Deferred Sales Charges – Class A, Class B and Class C Shares	Page 99
	Sales Charges and Fees	Page 102
	Administrative Service Fees	Page 102
	Revenue Sharing	Page 102
	Contacting Aberdeen Funds	Page 103
	Fund Transactions – Class A, Class D, Class B and Class C Shares	Page 104
	Buying Shares	Page 106
	Fair Value Pricing	Page 106
	In-Kind Purchases	Page 106
	Minimum Investments	Page 107
	Customer Identification Information	Page 107
	Accounts With Low Balances	Page 107
	Exchanging Shares	Page 108
	Automatic Withdrawal Program	Page 108
	Selling Shares	Page 108
	Excessive or Short-Term Trading	Page 109
	Restrictions on Transactions	Page 110
	Exchange and Redemption Fees	Page 110

Section 5	Distribution and Taxes	Page 112
	Income and Capital Gains Distributions	Page 112
	Selling and Exchanging Shares	Page 112
	Other Tax Jurisdictions	Page 113
	Tax Status for Retirement Plans and Other Tax-Deferred Accounts	Page 113
	Backup Withholding	Page 113

Section 6	Financial Highlights	Page 114

Aberdeen Funds

This prospectus provides information about fourteen funds (the “Funds”), the shares of which are offered by Aberdeen Funds (the “Trust”):

–	Aberdeen Select Equity Fund (the “Select Equity Fund”)

–	Aberdeen Select Mid Cap Growth Fund (the “Mid Cap Fund”)

–	Aberdeen Select Small Cap Fund (the “Select Small Cap Fund”)

–	Aberdeen Select Growth Fund (the “Select Growth Fund”)

–	Aberdeen Hedged Core Equity Fund (the “Hedged Core Equity Fund”)

–	Aberdeen Market Neutral Fund (the “Market Neutral Fund”)

–	Aberdeen Equity Long-Short Fund (the “Long-Short Fund”)

–	Aberdeen Health Sciences Fund (the “Health Sciences Fund”)

–	Aberdeen Natural Resources Fund (the “Natural Resources Fund”)

–	Aberdeen Technology and Communications Fund (the “Technology and Communications Fund”)

–	Aberdeen Small Cap Fund (the “Small Cap Fund”)

–	Aberdeen Small Cap Opportunities Fund (the “Small Cap Opportunities Fund”)

–	Aberdeen Small Cap Growth Fund (the “Small Cap Growth Fund”)

–	Aberdeen Small Cap Value Fund (the “Small Cap Value Fund”)

The Select Equity, Select Mid Cap Growth, Select Small Cap and Select Growth Funds are primarily intended to help investors grow their capital through equity investments in leading U.S. companies. These specialty Funds are stock portfolios focusing in major markets and featuring a select group of securities. Since these Funds invest in fewer individual securities than most mutual funds, they are subject to substantially higher risks and greater volatility than other mutual funds. These Funds may not be suitable for all investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.

The Hedged Core Equity, Market Neutral and Equity Long-Short Funds are primarily intended to seek long-term capital appreciation regardless of market conditions through the purchase and short sale of securities. These Funds use investment strategies, such as short selling, that may present higher risks than other mutual funds. These Funds are not appropriate for all investors.

The Health Sciences, Natural Resources and Technology and Communications Funds are primarily intended to help investors seek to grow their capital by pursuing equity investment opportunities in specific market sectors with dynamic prospects. These specialty Funds feature sector portfolios focused on specific industries, including health sciences, natural resources and technology. Since these Funds concentrate their investments in particular sectors of the economy, they may involve substantially higher risks and greater volatility than other mutual funds and may not be appropriate for conservative investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.

The Small Cap, Small Cap Opportunities, Small Cap Growth and Small Cap Value Funds are primarily intended to help investors seek to grow their capital by pursuing equity investments in small-cap companies.

The following section summarizes key information about each Fund, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that any of the funds will meet their respective objectives or that the fund’s performance will be positive for any period of time.

Each Fund’s investment objective can be changed without shareholder approval. Aberdeen Asset Management Inc. (the “Adviser”) serves as each Fund’s investment adviser.

A Note About Share Classes

Each Fund offers six different share classes – Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. The Mid Cap Fund also offers Class D shares. Class B shares are not available to new investors. Shareholders who currently own Class B shares are eligible to purchase additional Class B shares of the Fund(s) they own.

Aberdeen Funds

1

Section 1 – Aberdeen Select Equity Fund

Summary and Performance

Objective

The Select Equity Fund seeks a high total return from a select portfolio of U.S. securities.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Select Equity Fund invests at least 80% of the value of its net assets in equity securities, primarily in common stock. If the Select Equity Fund changes its 80% policy, it will notify shareholders at least 60 days before the change and will change the name of the Select Equity Fund. The Select Equity Fund seeks to invest in securities of U.S. companies that management believes have strong franchises capable of taking advantage of their positions in the marketplace. The securities of U.S. companies selected for the Select Equity Fund’s portfolio are those companies that management believes will become dominant in their industries because the companies have reputations for quality management and superior products and services.

The portfolio manager seeks companies which generally meet one of the following characteristics:

•	above-average revenue growth;

•	above-average earnings growth;

•	consistent earnings growth; or

•	attractive valuation.

The Select Equity Fund is nondiversified, which means that it will invest a significant portion of the Select Equity Fund’s assets in the securities of a small number of companies. The Select Equity Fund typically focuses its investments in a core group of 25 to 35 common stocks of U.S. large-cap and U.S. mid-cap companies. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States or if its stock trades primarily in the United States. The Select Equity Fund considers large-cap companies to be those companies having a market capitalization similar to companies included in the Standard & Poor’s 500® Index. The Select Equity Fund considers mid-cap companies to be those companies having a market capitalization similar to companies included in the Russell Mid Cap® Index. As of April 30, 2008, the dollar range of the Select Equity Fund’s investments in large cap and mid cap companies based on the composition of these indices range from $129 million to $474.9 billion. The Fund also may invest in convertible securities, which are debt securities or preferred stock that may be converted into common stock.

In seeking total return, the portfolio manager seeks returns from both capital gains (i.e., an increase in the value of the stocks the Select Equity Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains relative to dividends, or vice versa, at different periods. While many of the stocks the Select Equity Fund invests in pay dividends, the portfolio manager anticipates that capital gains may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Select Equity Fund’s returns would be derived from dividends.

The Select Equity Fund usually sells portfolio securities if:

•	the outlook of a company’s earnings growth becomes less attractive;

•	more favorable opportunities are identified; or

•	a company’s stock price has increased significantly.

The Select Equity Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

Principal Risks

The Select Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Select Equity Fund’s investments – and therefore, the value of Select Equity Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Select Equity Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk – the portfolio manager may select securities that underperform the stock market, the Standard & Poor’s 500® Index (“S&P 500 Index”), or other funds with similar investment objectives and strategies.

Aberdeen Select Equity Fund

2

Section 1 – Aberdeen Select Equity Fund

Summary and Performance (continued)

Nondiversified Fund Risk – because the Select Equity Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Select Equity Fund’s value and total return.

Portfolio Turnover – the Select Equity Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Select Equity Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Select Equity Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Select Equity Fund reflect the performance of the Nationwide Leaders Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Select Equity Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Select Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Select Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Select Equity Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 14.10% – 2nd qtr. of 2003

Worst Quarter: -16.30% – 3rd qtr. of 2002

Aberdeen Select Equity Fund

3

Section 1 – Aberdeen Select Equity Fund

Summary and Performance (continued)

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	5 Years	Since Inception (Dec. 28, 2001)
Class A shares – Before Taxes	4.15%	14.22%	10.59%
Class A shares – After Taxes on Distributions	0.27%	11.59%	8.43%
Class A shares – After Taxes on Distributions and Sales of Shares	2.94%	10.96%	8.03%
Class B shares – Before Taxes	4.94%	14.53%	10.90%
Class C shares – Before Taxes(2)	8.76%	14.75%	10.89%
Class R shares – Before Taxes(3)	10.23%	15.23%	11.27%
Institutional Service Class shares – Before Taxes	10.80%	15.72%	11.84%
Institutional Class shares – Before Taxes(4)	10.92%	15.83%	11.93%
S&P 500® Index(5)	5.49%	12.83%	6.07	%(6)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
3	Returns before the first offering of Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
4	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
5

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

6	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since December 31, 2001.

Aberdeen Select Equity Fund

4

Section 1 – Aberdeen Select Equity Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Select Equity Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.80%		0.80%		0.80%		0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.53%		0.46%		0.46%		0.66%	0.50%	0.46%
Total annual fund operating expenses	1.58%		2.26%		2.26%		1.96%	1.30%	1.26%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.06%		0.06%		0.06%		0.06%	0.06%	0.06%
Net annual fund operating expenses	1.52%		2.20%		2.20%		1.90%	1.24%	1.20%

(Footnotes included after Example)

Aberdeen Select Equity Fund

5

Section 1 – Aberdeen Select Equity Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Select Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Select Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$721	$1,040	$1,381	$2,341
Class B shares	$723	$1,001	$1,405	$2,340
Class C shares	$323	$701	$1,205	$2,590
Class R shares	$193	$609	$1,052	$2,280
Institutional Service Class shares	$126	$406	$707	$1,562
Institutional Class shares	$122	$394	$686	$1,517

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$223	$701	$1,205	$2,340
Class C shares	$223	$701	$1,205	$2,590

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Select Equity Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.07% for Class A shares, 0.20% for Class R Shares and 0.04% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Select Equity Fund

6

Section 1 – Aberdeen Select Equity Fund

Summary and Performance (concluded)

9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.45% for Class A, 2.20% for Class B, 2.20% for Class C, 1.70% for Class R, 1.20% for Institutional Service Class, and 1.20% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Select Equity Fund

7

Section 1 – Aberdeen Select Mid Cap Growth Fund

Summary and Performance

Objective

The Mid Cap Fund seeks long-term capital appreciation.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Mid Cap Fund invests at least 80% of the value of its net assets in equity securities issued by mid-cap companies. Equity securities in which the Mid Cap Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks. Mid-cap companies are companies that have market capitalizations similar to those of companies included in the Russell Midcap® Index, ranging from $129 million to $54.6 billion as of April 30, 2008. If the Mid Cap Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Mid Cap Fund.

In selecting an investment for the Mid Cap Fund’s portfolio, management seeks to invest in securities of a mid-cap company that management believes is, or has the potential to be, best capable of taking advantage of its positioning within its business sector, with high earnings growth potential and a minimum market capitalization of approximately $1 billion. Typically, the companies in which the Mid Cap Fund will invest exhibit greater-than-average growth prospects, given the prevailing economic climate. The Mid Cap Fund management tries to choose such investments that will increase in value over the long term. Under normal circumstances, the Mid Cap Fund holds between 25 and 40 such securities.

The portfolio manager uses both a “bottom-up” and a “top-down” approach to select securities for the Mid Cap Fund. The portfolio manager conducts a “bottom-up” analysis of potential investments, which means an in-depth evaluation of each particular company whose equity securities may be considered for inclusion in the Mid Cap Fund. The portfolio manager seeks individual companies with attractive earnings potential and sustainable growth characteristics that may not be fully recognized by the market. The portfolio manager evaluates each company’s stock price over the course of 12 months, paying particular attention to minimum rates of capital appreciation, before a stock will be added to the Mid Cap Fund.

The “top-down” aspect of the approach then considers such overall factors as the general health of the economy, interest rates, inflation, Federal Reserve policy and the vitality of particular industry sectors. This enables the portfolio manager to focus on the most attractive business sectors and to identify the most attractive prospective investments from the large universe of mid-cap stocks.

From time to time, the Mid Cap Fund may invest in companies experiencing “special situations” such as acquisitions, consolidations, mergers, reorganizations or other unusual developments, if the portfolio manager believes equity securities issued by those companies will increase in value.

The Mid Cap Fund’s portfolio manager considers selling a security if:

•	the security hits an established price target;

•	the circumstances of the company’s industry sector appear to have changed;

•	the company’s fundamentals have weakened; or

•	more favorable opportunities have been identified.

While the Mid Cap Fund may sell a security if the security no longer falls within the market capitalization range that the Mid Cap Fund has defined for mid cap companies, it is not required to sell a security solely because of that fact.

The Mid Cap Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

The Adviser has selected Security Investors, LLC (“Security Investors, LLC”) as subadviser to manage the Mid Cap Fund’s portfolio on a day-to-day basis.

Principal Risks

The Mid Cap Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Mid Cap Fund’s investments – and therefore, the value of Mid Cap Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Mid Cap Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk – the portfolio manager may select securities that underperform the stock market, the Russell Midcap® Growth Index, or other funds with similar investment objectives and strategies.

Aberdeen Select Mid Cap Growth Fund

8

Section 1 – Aberdeen Select Mid Cap Growth Fund

Summary and Performance (continued)

Mid-Cap Risk – in general, stocks of mid-cap companies may be more volatile and less liquid than larger company stocks.

Special Situation Companies Risk – Special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations, or other unusual developments that can affect a company’s market value. If the anticipated benefits of the developments do not ultimately materialize, the value of a special situation company may decline.

Growth Style Risk – over time, a growth investing style may go in and out of favor, causing the Mid Cap Fund to sometimes underperform other equity funds that use different investing styles.

Focused Investment Risk – investing in a select group of securities could subject the Mid Cap Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

Portfolio Turnover – the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Mid Cap Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Mid Cap Fund reflect the performance of the Nationwide Mid Cap Growth Leaders Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds, from May 11, 1998 to the present and the Growth Fund of FHIT (“FHIT predecessor fund”) prior to May 11, 1998. The Mid Cap Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Mid Cap Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Predecessor Fund had previously acquired the FHIT predecessor fund in a reorganization and adopted its performance. The Mid Cap Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Mid Cap Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class D Shares

(Years Ended December 31)

Best Quarter: 23.56% – 1st qtr. of 2000

Worst Quarter: -36.86% – 1st qtr. of 2001

Aberdeen Select Mid Cap Growth Fund

9

Section 1 – Aberdeen Select Mid Cap Growth Fund

Summary and Performance (continued)

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	5 Years	10 Years
Class A shares – Before Taxes(2)	8.87%	15.53%	1.96%
Class B shares – Before Taxes(2)	9.68%	15.89%	1.68%
Class C shares – Before Taxes(2),(3)	13.67%	16.12%	2.06%
Class D shares – Before Taxes	10.66%	16.23%	2.39%
Class D shares – After Taxes on Distributions	10.66%	16.23%	1.72%
Class D shares – After Taxes on Distributions and Sales of Shares	6.93%	14.32%	1.82%
Class R shares – Before Taxes(2)	15.20%	16.79%	2.65%
Institutional Service Class Shares – Before Taxes(2)	15.91%	17.29%	2.87%
Institutional Class Shares – Before Taxes(2)	15.86%	17.27%	2.85%
Russell Midcap Growth® Index(4)	11.43%	17.90%	7.59%

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	Returns through May 11, 1998 include the performance of the FHIT predecessor fund. These returns were achieved prior to the creation of the Class A and Class B shares (May 11, 1998). Returns between May 11, 1998 and the first offering of Class C shares (March 1, 2001), Class R shares (December 30, 2003), Institutional Service Class shares (which have not yet commenced operations), and Institutional Class shares (September 28, 2004) by the Predecessor Fund are based on previous performance of Class D shares of the Predecessor Fund. Excluding the effect of certain fee waivers or reimbursements the prior performance is similar to what these classes would have produced during those periods because all classes invest in the same portfolio of securities. Performance for these classes has been restated to reflect differences in sales charges, but not differing fees. If these fees were reflected, performance for Class C and Class R shares would have been lower.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4

The Russell Midcap Growth® Index is an unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

Aberdeen Select Mid Cap Growth Fund

10

Section 1 – Aberdeen Select Mid Cap Growth Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Mid Cap Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class D Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		4.50%	(2)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None		None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.80%		0.80%		0.80%		0.80%		0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		None		0.50%	None	None
Other Expenses(8)	0.35%		0.33%		0.33%		0.33%		0.53%	0.33%	0.33%
Total annual fund operating expenses	1.40%		2.13%		2.13%		1.13%		1.83%	1.13%	1.13%
Less Amount of Fee Limitations/ Expense Reimbursements(9)	0.00%		0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	1.40%		2.13%		2.13%		1.13%		1.83%	1.13%	1.13%

(Footnotes included after Example)

Aberdeen Select Mid Cap Growth Fund

11

Section 1 – Aberdeen Select Mid Cap Growth Fund

Summary and Performance (continued)

Example

This Example is intended to help you to compare the cost of investing in the Mid Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Mid Cap Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$709	$993	$1,297	$2,158
Class B shares	$716	$967	$1,344	$2,189
Class C shares	$316	$667	$1,144	$2,462
Class D shares	$560	$793	$1,044	$1,763
Class R shares	$186	$576	$990	$2,148
Institutional Service Class shares	$115	$359	$622	$1,375
Institutional Class shares	$115	$359	$622	$1,375

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$216	$667	$1,144	$2,189
Class C shares	$216	$667	$1,144	$2,462

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Mid Cap Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A and Class D shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.02% for Class A

Aberdeen Select Mid Cap Growth Fund

12

Section 1 – Aberdeen Select Mid Cap Growth Fund

Summary and Performance (concluded)

shares, 0.00% for Class D Shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.
9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.49% for Class A, 2.20% for Class B, 2.20% for Class C, 1.20% for Class D, 1.70% for Class R, 1.20% for Institutional Service Class, and 1.20% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Select Mid Cap Growth Fund

13

Section 1 – Aberdeen Select Small Cap Fund

Summary and Performance

Objective

The Select Small Cap Fund seeks long-term capital appreciation.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Select Small Cap Fund typically invests at least 80% of the value of its net assets in equity securities of issuers considered to be small-cap companies as of the time of investment. If the Select Small Cap Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and will change the name of the Select Small Cap Fund. The Select Small Cap Fund considers small-cap companies to be companies having a market capitalization similar to companies included in the Russell 2000® Index, ranging from $10 million to $7.4 billion as of April 30, 2008. The equity securities in which the Select Small Cap Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks. In selecting an investment for the Select Small Cap Fund’s portfolio, management seeks to invest in securities of a small-cap company that management believes is within a top business sector and is capable of taking advantage of its positioning within that business sector. While the Select Small Cap Fund may sell a security if its market capitalization exceeds the market capitalization range the Select Small Cap Fund has defined for small-cap companies, it is not required to sell solely because of that fact.

The Select Small Cap Fund consists of two sleeves, or portions, with one sleeve managed by the Adviser and the other sleeve managed by a subadviser. The Adviser selects the Select Small Cap Fund’s subadviser and monitors its performance on an ongoing basis. Currently, the Adviser is directly managing the small-cap value portion and the Adviser has selected NorthPointe Capital LLC (“NorthPointe”) to manage the small-cap growth portion. The Fund’s assets are typically allocated in equal portions to each manager, although at times more of the Fund’s assets may be allocated to either growth or value, depending on market conditions as determined by the Adviser.

The Adviser employs a value style of investing and looks at factors such as earnings growth and relative value, management action and price trends when selecting securities. The Adviser focuses on securities that exhibit some or all of the following characteristics:

•	attractive valuation and near-term strength of business (i.e., based on estimate revisions and earnings surprises);

•	long-term growth prospects of the company and its industry;

•	level of duress a company is experiencing;

•	price-to-earnings ratio and price-to-free cash flow ratio that, in the team’s opinion, reflect the best standards of value; and

•	quality of earnings.

The Adviser considers selling a security when:

•	a company’s market capitalization exceeds the benchmark capitalization range;

•	long-term growth prospects deteriorate;

•	more compelling investment values are identified;

•	near-term reported or pre-announced earnings are disappointing and recurring; or

•	the stock attains full valuation relative to stocks of similar companies or reaches the team’s price target.

NorthPointe employs a growth style by investing in securities of undiscovered, emerging growth small-cap companies in an attempt to provide investors with potentially higher returns than funds that invest primarily in larger, more established companies. NorthPointe focuses on securities that exhibit some or all of the following characteristics:

•	above-average earnings growth;

•	attractive valuation;

•	development of new products, technologies or markets;

•	high-quality balance sheet; and

•	a strong management team.

NorthPointe considers selling a particular security due to:

•	any change in company fundamentals from the time of the original investment;

Aberdeen Select Small Cap Fund

14

Section 1 – Aberdeen Select Small Cap Fund

Summary and Performance (continued)

•	the company’s market capitalization reaching twice the Small Cap Fund’s buying range;

•	deterioration of the stock’s valuation such that other attractive stocks are available more cheaply;

•	management’s actions that are not in shareholders’ best interests; or

•	weakening financial stability.

The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies, although such IPOs may not be available for investment by the Fund and the impact on performance of any such IPO would be uncertain.

The Select Small Cap Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover may exceed 100% per year.

Principal Risks

The Select Small Cap Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Select Small Cap Fund’s investments – and therefore, the value of Select Small Cap Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Select Small Cap Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk – the portfolio managers may select securities that underperform the stock market, the Russell 2000® Index, or other funds with similar investment objectives and strategies.

Small Cap Risk – in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than securities of larger companies or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

Growth Versus Value Style Risk – over time growth and value investing styles may go in and out of favor (usually not at the same time) causing the Select Small Cap Fund to sometimes underperform other equity funds that use different investing styles. There is a risk that the Select Small Cap Fund’s management may allocate a greater portion of the Fund’s assets to growth when value is more in favor, or vice-versa.

Initial Public Offering Risk – IPOs may be limited and the Select Small Cap Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Portfolio Turnover – the Select Small Cap Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Select Small Cap Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Select Small Cap Fund reflect the performance of the Nationwide Small Cap Leaders Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Select Small Cap Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Select Small Cap Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Select Small Cap Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Select Small Cap Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the

Aberdeen Select Small Cap Fund

15

Section 1 – Aberdeen Select Small Cap Fund

Summary and Performance (continued)

annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 20.15% – 1st qtr. of 2006

Worst Quarter: -8.99% – 4th qtr. of 2007

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	Since Inception (Dec. 29, 2004)
Class A shares – Before Taxes	-11.90%	6.53%
Class A shares – After Taxes on Distributions	-16.23%	3.65%
Class A shares – After Taxes on Distributions and Sales of Shares	-6.97%	4.16%
Class B shares – Before Taxes	-11.09%	7.01%
Class C shares – Before Taxes	-7.97%	7.89%
Class R shares – Before Taxes	-6.90%	8.28%
Institutional Service Class shares – Before Taxes	-6.44%	8.79%
Institutional Class shares – Before Taxes	-6.33%	8.92%
Russell 2000® Index(2)	-1.57%	6.80	%(3)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2

The Russell 2000® Index is an unmanaged index that measures the performance of small capitalization U.S. stocks. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since December 31, 2004.

Aberdeen Select Small Cap Fund

16

Section 1 – Aberdeen Select Small Cap Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Select Small Cap Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.95%		0.95%		0.95%		0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.32%		0.31%		0.31%		0.51%	0.46%	0.31%
Total annual fund operating expenses	1.52%		2.26%		2.26%		1.96%	1.41%	1.26%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	1.52%		2.26%		2.26%		1.96%	1.41%	1.26%

(Footnotes included after Example)

Aberdeen Select Small Cap Fund

17

Section 1 – Aberdeen Select Small Cap Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Select Small Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Select Small Cap Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$721	$1,028	$1,356	$2,283
Class B shares	$729	$1,006	$1,410	$2,322
Class C shares	$329	$706	$1,210	$2,595
Class R shares	$199	$615	$1,057	$2,285
Institutional Service Class shares	$144	$446	$771	$1,691
Institutional Class shares	$128	$400	$692	$1,523

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$229	$706	$1,210	$2,322
Class C shares	$229	$706	$1,210	$2,595

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Select Small Cap Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains, or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.01% for Class A shares, 0.20% for Class R Shares and 0.15% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Select Small Cap Fund

18

Section 1 – Aberdeen Select Small Cap Fund

Summary and Performance (concluded)

9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.57% for Class A, 2.32% for Class B, 2.32% for Class C, 1.82% for Class R, 1.32% for Institutional Service Class, and 1.32% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Select Small Cap Fund

19

Section 1 – Aberdeen Select Growth Fund

Summary and Performance

Objective

The Select Growth Fund seeks long-term growth.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Select Growth Fund invests at least 80% of the value of its net assets in equity securities. Equity securities include common stock and preferred stock. The Select Growth Fund seeks to invest in securities of U.S. companies that management believes have strong and improving franchises capable of taking advantage of growth opportunities. The securities of U.S. companies selected for the Select Growth Fund’s portfolio are those companies that management believes have high growth potential and reputations for quality management and superior products and services. The Select Growth Fund typically focuses its investments in a core group of 25 to 35 common stocks of U.S. companies of any size whose earnings are expected to grow faster than those of other companies in the market. The Select Growth Fund may hold a limited number of additional common stocks at times when the portfolio managers are accumulating new positions, selling existing positions, or responding to exceptional market conditions. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States, or if its stock trades primarily in the United States.

The Select Growth Fund is nondiversified, which means that it may invest a significant portion of the Select Growth Fund’s assets in the securities of a single or small number of companies.

The Select Growth Fund usually sells portfolio securities if:

•	the price of the security is or becomes overvalued;

•	the outlook of a company’s earnings growth becomes less attractive; and/or

•	more favorable opportunities are identified.

The Select Growth Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

Principal Risks

The Select Growth Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Select Growth Fund’s investments – and therefore, the value of Select Growth Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Select Growth Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk – the portfolio managers may select securities that underperform the stock market, the Standard & Poor’s 500® Index (S&P 500 Index), or other funds with similar investment objectives and strategies.

Growth Style Risk – over time, a growth investing style may go in and out of favor, causing the Select Growth Fund to sometimes underperform other equity funds that use different investing styles.

Nondiversified Fund Risk – because the Select Growth Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Select Growth Fund’s value and total return.

Portfolio Turnover – the Select Growth Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Select Growth Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Select Growth Fund reflect the performance of the Nationwide U.S. Growth Leaders Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Select Growth Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Select Growth Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Select Growth Fund and the

Aberdeen Select Growth Fund

20

Section 1 – Aberdeen Select Growth Fund

Summary and Performance (continued)

Predecessor Fund have substantially similar investment objectives and strategies, except the Select Growth Fund does not invest 25% or more of its net assets in software and related technology industries.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Select Growth Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 24.50% – 2nd qtr. of 2003

Worst Quarter: -15.70% – 2nd qtr. of 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	5 Years	Since Inception (June 30, 2000)
Class A shares – Before Taxes	15.08%	17.10%	3.12%
Class A shares – After Taxes on Distributions	9.72%	15.55%	1.95%
Class A shares – After Taxes on Distributions and Sales of Shares	10.31%	14.21%	2.00%
Class B shares – Before Taxes	16.11%	17.43%	3.21%
Class C shares – Before Taxes(2),(3)	20.09%	17.65%	3.29%
Class R shares – Before Taxes(3)	21.71%	18.14%	3.50%
Institutional Service Class shares – Before Taxes	22.35%	18.62%	4.16%
Institutional Class shares – Before Taxes(4)	22.34%	18.73%	4.23%
S&P 500® Index(5)	5.49%	12.83%	1.83	%(6)
Russell 1000® Growth Index(7)	11.81%	12.11%	-3.66	%(6)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
3	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

Aberdeen Select Growth Fund

21

Section 1 – Aberdeen Select Growth Fund

Summary and Performance (continued)

4	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
5

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

6	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since the month-end closest to the Fund’s date of inception.
7.

The Russell 1000® Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

Aberdeen Select Growth Fund

22

Section 1 – Aberdeen Select Growth Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Select Growth Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.28%		0.24%		0.24%		0.44%	0.31%	0.24%
Total annual fund operating expenses	1.43%		2.14%		2.14%		1.84%	1.21%	1.14%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	1.43%		2.14%		2.14%		1.84%	1.21%	1.14%

(Footnotes included after Example)

Aberdeen Select Growth Fund

23

Section 1 – Aberdeen Select Growth Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Select Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Select Growth Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$712	$1,001	$1,312	$2,190
Class B shares	$717	$970	$1,349	$2,207
Class C shares	$317	$670	$1,149	$2,472
Class R shares	$187	$579	$995	$2,159
Institutional Service Class shares	$123	$384	$665	$1,466
Institutional Class shares	$116	$362	$628	$1,386

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$217	$670	$1,149	$2,207
Class C shares	$217	$670	$1,149	$2,472

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Select Growth Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.04% for Class A shares, 0.20% for Class R Shares and 0.07% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Select Growth Fund

24

Section 1 – Aberdeen Select Growth Fund

Summary and Performance (concluded)

9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.46% for Class A, 2.21% for Class B, 2.21% for Class C, 1.71% for Class R, 1.21% for Institutional Service Class, and 1.21% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Select Growth Fund

25

Section 1 – Aberdeen Hedged Core Equity Fund

Summary and Performance

Objective

The Hedged Core Equity Fund seeks long-term capital appreciation.

Principal Strategies

Under normal circumstances, the Hedged Core Equity Fund will have both long and short positions in equity securities, primarily common stocks of large-cap companies that are organized under the laws of the United States, have their principal places of business in the United States, or whose stock is traded primarily in the United States. The Hedged Core Equity Fund pursues a long/short strategy in which the portfolio manager targets an allocation of 100-130% in long positions and 0-30% in short sales as a percentage of net assets, generally resulting in a target net (i.e., combined long and short) equity exposure position of 100%. The amount of the target net position will vary according to market opportunities. When the Fund has a long position, the Fund actually owns a security in anticipation that its price will increase. In a short sale, the Fund sells a security that it does not own and, therefore, borrows to complete the sale. A short sale is done in anticipation of purchasing the same security at a later date at a lower price. As a non-fundamental policy, under normal circumstances, the Hedged Core Equity Fund invests at least 80% of the value of its net assets in equity securities. If the Hedged Core Equity Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and change the name of the Hedged Core Equity Fund.

The Hedged Core Equity Fund seeks to capitalize on opportunities presented by changing market environments. The Hedged Core Equity Fund seeks to buy the highest returning securities and short the weakest returning securities in the current market environment as determined by quantitative techniques incorporated into a multi-factor model. This model attempts to capitalize on the theory that the financial markets are dynamic and investment opportunities vary over time. The Hedged Core Equity Fund attempts to benefit from stock pricing anomalies based on various factors, such as:

•	book-to-price ratio;

•	earnings revisions;

•	earnings quality;

•	price momentum; and

•	cash flow changes through its purchase of long positions and short positions.

Portfolio optimization is used to build a risk controlled portfolio by buying the highest ranking stocks and shorting the lowest ranking stocks from the model while adhering to various risk constraints. The portfolio will generally be rebalanced on a monthly basis. The expected turnover rate for this portfolio is expected to be 150-200% per year under normal market conditions.

With a long position, the Hedged Core Equity Fund purchases a stock outright; with a short position, the Hedged Core Equity Fund sells a security that it does not own and must borrow the security to meet its settlement obligations. To complete the short-sale transaction, the Hedged Core Equity Fund buys the same stock in the market and returns it to the lender. The Hedged Core Equity Fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Hedged Core Equity Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short positions may be used to hedge against the volatility of the long portion of the overall portfolio and/or to garner returns from declines in securities prices. The Hedged Core Equity Fund may take long and short positions in the same sector/industry. While the Hedged Core Equity Fund’s securities may be held either long or short, no security will at the same time be held both long and short.

The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks. The Hedged Core Equity Fund may also engage in securities lending in order to generate additional income. The Fund may also utilize derivatives, contracts whose value is based on the performance of the underlying asset, including options on futures, to hedge positions, leverage positions or generate income. Leveraging is the use of borrowed assets to make additional investments. Under normal market conditions, the Hedged Core Equity Fund expects that its use of derivatives for non-hedging purposes will not exceed 10% of its assets. In addition, the Hedged Core Equity Fund may invest in exchange-traded funds.

Principal Risks

The Hedged Core Equity Fund cannot guarantee that it will achieve its investment objective.

Aberdeen Hedged Core Equity Fund

26

Section 1 – Aberdeen Hedged Core Equity Fund

Summary and Performance (continued)

As with any fund, the value of the Hedged Core Equity Fund’s investments – and therefore, the value of Hedged Core Equity Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – individual stocks, as well as stock markets overall, fluctuate in value considerably. The Hedged Core Equity Fund could lose value if the stocks in which it maintains long positions go down, or if the stocks which the Hedged Core Equity Fund sells short increase in value.

Strategy Risk – The strategy used by the Hedged Core Equity Fund’s portfolio manager may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Hedged Core Equity Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors. The strategy used by the Hedged Core Equity Fund’s portfolio manager involves complex securities transactions that involve risks different from those involved with direct investment in equity securities. As a result, the Hedged Core Equity Fund is intended for investors who are able to maintain their investment over a longer term and are willing to assume the risks associated with this type of fund.

Short Sales Risk – the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Hedged Core Equity Fund must purchase the security to return it to the lender.

Leverage Risk – the use of leverage may exaggerate changes in the net asset value (“NAV”) of Hedged Core Equity Fund shares and thus result in increased volatility of returns. The amount that the Hedged Core Equity Fund must repay may fluctuate due to market forces, and the Hedged Core Equity Fund’s assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Hedged Core Equity Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Hedged Core Equity Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Hedged Core Equity Fund returns.

Derivatives Risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Hedged Core Equity Fund.

Securities Lending Risk – the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

Exchange-Traded Funds Risk – the risk associated with a particular exchange-traded fund (ETF) corresponds closely to the risk of the asset subclass the Hedged Core Equity Fund is tracking. An ETF will perform well when the index it tracks is making gains, but may perform poorly when that index is falling. The Hedged Core Equity Fund will also bear a pro rata portion of the ETF’s expenses. In addition, some ETFs are more thinly traded than others, which could make it difficult to sell at the desired price, especially in a market downturn.

Portfolio Turnover – the Hedged Core Equity Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Hedged Core Equity Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Hedged Core Equity Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Hedged Core Equity Fund reflect the performance of the Nationwide Hedged Core Equity Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Hedged Core Equity Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Hedged Core Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Hedged Core Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies, except the Hedged Core Equity Fund targets an allocation of

Aberdeen Hedged Core Equity Fund

27

Section 1 – Aberdeen Hedged Core Equity Fund

Summary and Performance (continued)

100-130% in long positions and 0-30% in short sales, and the Predecessor Fund targeted an allocation of 80-100% in long positions and 30-35% in short sales.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Hedged Core Equity Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 3.09% – 2nd qtr. of 2007

Worst Quarter: -3.64% – 4th qtr. of 2007

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	Since Inception (Sept. 26, 2006)
Class A shares – Before Taxes	-3.92%	0.14%
Class A shares – After Taxes on Distributions	-4.63%	-0.51%
Class A shares – After Taxes on Distributions and Sales of Shares	-2.15%	-0.09%
Class B shares – Before Taxes	-3.86%	0.80%
Class C shares – Before Taxes	0.16%	4.04%
Class R shares – Before Taxes	1.62%	4.51%
Institutional Service Class shares – Before Taxes	2.12%	5.06%
Institutional Class shares – Before Taxes	2.12%	5.14%
Russell 1000® Index(2)	5.77%	10.37	%(3)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2

The Russell 1000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since September 30, 2006.

Aberdeen Hedged Core Equity Fund

28

Section 1 – Aberdeen Hedged Core Equity Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Hedged Core Equity Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.25%		1.25%		1.25%		1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)
Short-sale dividend expenses(9)	0.54%		0.54%		0.54%		0.54%	0.54%	0.54%
Remainder of other expenses	0.27%		0.27%		0.27%		0.47%	0.27%	0.27%
Total of other expenses	0.81%		0.81%		0.81%		1.01%	0.81%	0.81%
Acquired Fund Fees and Expenses(10)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Total annual fund operating expenses	2.31%		3.06%		3.06%		2.76%	2.06%	2.06%
Less Amount of Fee Limitations/Expense Reimbursements(11)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	2.31%		3.06%		3.06%		2.76%	2.06%	2.06%

(Footnotes included after Example)

Aberdeen Hedged Core Equity Fund

29

Section 1 – Aberdeen Hedged Core Equity Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Hedged Core Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Hedged Core Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$796	$1,255	$1,739	$3,069
Class B shares	$809	$1,245	$1,806	$3,118
Class C shares	$409	$945	$1,606	$3,374
Class R shares	$279	$856	$1,459	$3,090
Institutional Service Class shares	$209	$646	$1,108	$2,390
Institutional Class shares	$209	$646	$1,108	$2,390

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$309	$945	$1,606	$3,118
Class C shares	$309	$945	$1,606	$3,374

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Hedged Core Equity Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.00% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Hedged Core Equity Fund

30

Section 1 – Aberdeen Hedged Core Equity Fund

Summary and Performance (concluded)

9	The Fund’s principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security (“short-sale dividend expense”), and this obligation must be disclosed as a Fund expense under “Total of Other Expenses” and “Total Annual Fund Operating Expenses.” However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction.
10	Reflects expenses associated with the Fund’s anticipated investment in shares of one or more other investment companies, as permitted by the Fund’s policies.
11	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.90% for Class A, 2.65% for Class B, 2.65% for Class C, 2.15% for Class R, 1.65% for Institutional Service Class, and 1.65% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Hedged Core Equity Fund

31

Section 1 – Aberdeen Market Neutral Fund

Summary and Performance

Objective

The Market Neutral Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Principal Strategies

The Market Neutral Fund seeks to achieve its objective regardless of the direction of the market through the purchase and short sale of equity securities of U.S. companies. Equity securities include common stock, preferred stock, securities convertible into common stock or securities (or other instruments) with prices linked to the value of common stocks. The Market Neutral Fund takes long positions in common stocks of companies that the Market Neutral Fund’s management believes will outperform the market. In a long position, the Fund actually owns the security that it anticipates the price will rise. Simultaneously, the Market Neutral Fund intends to engage in short sales of stocks that the portfolio manager believes will underperform the market and decline in value. A short sale is the selling of a security the Fund does not own and, therefore, the Fund must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price. The Market Neutral Fund uses a multi-cap and multi-style approach, meaning that it may invest across different industries, sectors and market capitalization levels, targeting both growth style and value style types of companies. A growth style is a style of investing in equity securities of companies the Fund’s management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price. A value style is a style of investing in equity securities that the Fund’s management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary. The Market Neutral Fund attempts to maintain approximately equal dollar value exposure in its long and short positions (to the extent the market permits) in order to neutralize the effects on its performance resulting from general U.S. stock market movements or sector swings. By regulation, the current market value of the securities in which the Fund is short may not exceed the current market value of the Market Neutral Fund’s long holdings of liquid securities and other liquid assets.

The Market Neutral Fund seeks to capitalize on opportunities presented by changing market environments. The Adviser uses quantitative techniques incorporated into a multi-factor model that seeks to select the highest returning securities in the current market environment. This model attempts to capitalize on the theory that the financial markets are dynamic and investment opportunities vary over time. The Market Neutral Fund attempts to benefit from stock pricing anomalies in various factors, such as:

•	book-to-price;

•	earnings revisions;

•	earnings quality;

•	price momentum; and

•	cash flow changes through its purchase of long positions and short positions.

With a long position, the Market Neutral Fund purchases a stock outright; with a short position, the Market Neutral Fund sells a security that it does not own and must borrow to meet its settlement obligations. To complete the short-sale transaction, the Market Neutral Fund buys the same stock in the market and returns it to the lender. The Market Neutral Fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Market Neutral Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short positions may be used to hedge against the volatility of the long portion of the overall portfolio and/or to garner returns from declines in securities prices.

While the Market Neutral Fund’s securities may be held either long or short, no security will at the same time be held both long and short. Nevertheless, the Market Neutral Fund may effect strategic paired trades, taking both long and short positions in different companies within the same industry in order to remove much of the market and sector impact on performance.

The Fund may also utilize derivatives, contracts whose value is based on the performance of an underlying asset, including options on futures, to hedge positions, leverage positions or increase returns, and may engage in securities

Aberdeen Market Neutral Fund

32

Section 1 – Aberdeen Market Neutral Fund

Summary and Performance (continued)

lending in order to increase returns. Leveraging is using borrowed assets to make additional investments. Under normal market conditions, the Market Mutual Fund expects that its use of derivatives for non-hedging purposes will not exceed 10% of its assets.

The Market Neutral Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Market Neutral Fund’s investments – and therefore, the value of Market Neutral Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – individual stocks, as well as stock markets overall, fluctuate in value considerably. The Market Neutral Fund could lose value if the stocks in which it maintains long positions go down, or if the stocks which the Market Neutral Fund sells short increase in value.

Strategy Risk – The strategy used by the Market Neutral Fund’s portfolio manager may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Market Neutral Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors. The strategy used by the Market Neutral Fund’s portfolio manager involves complex securities transactions that involve risks different from those involved with direct investment in equity securities. As a result, the Market Neutral Fund is intended for investors who are able to maintain their investment over a longer term and are willing to assume the risks associated with this type of fund.

Short Sales Risk – the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Market Neutral Fund must purchase the security to return it to the lender.

Growth Style Risk – over time, a growth investing style may go in and out of favor, causing the Market Neutral Fund to sometimes underperform other equity funds that use different investing styles.

Value Style Risk – over time, a value investing style may go in and out of favor, causing the Market Neutral Fund to sometimes underperform other equity funds that use different investing styles. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time while the market concentrates on “growth” stocks.

Leverage Risk – the use of leverage may exaggerate changes in the NAV of Market Neutral Fund shares and thus result in increased volatility of returns. The amount that the Market Neutral Fund must repay may fluctuate due to market forces, and the Market Neutral Fund’s assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Market Neutral Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Market Neutral Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Market Neutral Fund returns.

Derivatives Risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Market Neutral Fund.

Portfolio Turnover – the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Market Neutral Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Securities Lending Risk – the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

If the value of the Market Neutral Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Aberdeen Market Neutral Fund

33

Section 1 – Aberdeen Market Neutral Fund

Summary and Performance (continued)

Performance

The returns presented for the Market Neutral Fund reflect the performance of the Nationwide Market Neutral Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Market Neutral Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Market Neutral Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Market Neutral Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Market Neutral Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 1.54% – 3rd qtr. of 2007

Worst Quarter: -1.70% – 2nd qtr. of 2007

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	Since Inception (Sept. 26, 2006)
Class A shares – Before Taxes	-6.99%	-6.21%
Class A shares – After Taxes on Distributions	-7.56%	-6.80%
Class A shares – After Taxes on Distributions and Sales of Shares	-4.35%	-5.54%
Class B shares – Before Taxes	-6.87%	-5.38%
Class C shares – Before Taxes	-2.96%	-2.27%
Class R shares – Before Taxes	-1.44%	-1.77%
Institutional Service Class shares – Before Taxes	-0.97%	-1.25%
Institutional Class shares – Before Taxes	-1.07%	-1.33%
Citigroup 3-Month Treasury Bill Index(2)	4.74%	4.81	%(3)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills). The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.
3	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since September 30, 2006.

Aberdeen Market Neutral Fund

34

Section 1 – Aberdeen Market Neutral Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Market Neutral Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.25%		1.25%		1.25%		1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)
Short-Sale Dividend Expenses(9)	1.38%		1.38%		1.38%		1.38%	1.38%	1.38%
Remainder of Other Expenses	0.23%		0.23%		0.23%		0.43%	0.23%	0.23%
Total of Other Expenses	1.61%		1.61%		1.61%		1.81%	1.61%	1.61%
Total annual fund operating expenses	3.11%		3.86%		3.86%		3.56%	2.86%	2.86%
Less: Amount of Fee Limitations/Expense Reimbursements(10)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	3.11%		3.86%		3.86%		3.56%	2.86%	2.86%

(Footnotes included after Example)

Aberdeen Market Neutral Fund

35

Section 1 – Aberdeen Market Neutral Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Market Neutral Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Market Neutral Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$871	$1,480	$2,111	$3,799
Class B shares	$888	$1,478	$2,186	$3,851
Class C shares	$488	$1,178	$1,986	$4,087
Class R shares	$359	$1,091	$1,845	$3,827
Institutional Service Class shares	$289	$886	$1,508	$3,185
Institutional Class shares	$289	$886	$1,508	$3,185

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$388	$1,178	$1,986	$3,851
Class C shares	$388	$1,178	$1,986	$4,087

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Market Neutral Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.00% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Market Neutral Fund

36

Section 1 – Aberdeen Market Neutral Fund

Summary and Performance (concluded)

9	The Fund’s principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security (“short-sale dividend expense”), and this obligation must be disclosed as a Fund expense under “Total of Other Expenses” and “Total Annual Fund Operating Expenses.” However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction.
10	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.90% for Class A, 2.65% for Class B, 2.65% for Class C, 2.15% for Class R, 1.65% for Institutional Service Class, and 1.65% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Market Neutral Fund

37

Section 1 – Aberdeen Equity Long-Short Fund

Summary and Performance

Objective

The Long-Short Fund seeks long-term capital appreciation.

Principal Strategies

The Long-Short Fund seeks to achieve its objective regardless of market conditions through the purchase and short sale of equity securities of U.S. companies of any size. The equity securities in which the Long-Short Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other instruments) with prices linked to the value of common stocks. As a non-fundamental policy, under normal circumstances, the Long-Short Fund will invest at least 80% of the value of its net assets in equity securities of companies that are organized under the laws of the United States, have their principal places of business in the United States, or whose stock is traded primarily in the United States. If the Long-Short Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Long-Short Fund.

The Long-Short Fund takes long positions in companies that the Long-Short Fund’s management believes will generate earnings growth exceeding market expectations and are companies that will dominate their respective industries due to their reputation for quality management and superior products and services or distribution. Simultaneously, the Long-Short Fund intends to engage in short sales of stock of companies which the portfolio managers believe:

•	have earnings that appear to be reflected in the current price;

•	are likely to fall short of expectations;

•	are in industries exhibiting structural weaknesses;

•	have poor quality management; or

•	are likely to suffer an event affecting long-term earnings power.

With a long position, the Long-Short Fund purchases a stock outright; with a short position, the Long-Short Fund sells a security that it does not own and must borrow to meet its settlement obligations. In engaging in short sales, the Long-Short Fund will profit or incur a loss depending on whether the value of the underlying stock decreases, as anticipated, or instead increases, between the time the stock is sold and when the Long-Short Fund purchases its replacement.

In addition, the Long-Short Fund may effect strategic paired trades, taking both long and short positions in companies in the same industry in order to remove much of the market and sector impact on performance.

While the Long-Short Fund’s securities may be held either long or short, no security will at the same time be held both long and short.

The Long-Short Fund may invest in exchange-traded funds and derivatives. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. The Long-Short Fund also may engage in securities lending in order to generate additional income.

Principal Risks

The Long-Short Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Long-Short Fund’s investments – and therefore, the value of Long-Short Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – individual stocks, as well as stock markets overall, fluctuate in value considerably. The Long-Short Fund could lose value if the stocks in which it maintains long positions go down, or if the stocks which the Long-Short Fund sells short increase in value.

Strategy Risk – The strategy used by the Long-Short Fund’s portfolio managers may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Long-Short Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors. The strategy used by the Long-Short Fund’s portfolio managers involves complex securities transactions that involve risks different from those involved with direct investment in equity securities. As a result, the Long-Short Fund is intended for investors who are able to maintain their investment over a longer term and are willing to assume the risks associated with this type of fund.

Short Sales Risk – the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Long-Short Fund must purchase the security to return it to the lender.

Aberdeen Equity Long-Short Fund

38

Section 1 – Aberdeen Equity Long-Short Fund

Summary and Performance (continued)

Leverage Risk – the use of leverage may exaggerate changes in the NAV of Long-Short Fund shares and thus result in increased volatility of returns. The amount that the Long-Short Fund must repay may fluctuate due to market forces, and the Long-Short Fund’s assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Long-Short Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Long-Short Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Long-Short Fund returns.

Derivatives Risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Long-Short Fund.

Small- and Mid-Cap Risk – in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Exchange-Traded Funds Risk – the risk associated with a particular exchange-traded fund (ETF) corresponds closely to the risk of the asset subclass the Long-Short Fund is tracking. An ETF will perform well when the index it tracks is making gains, but may perform poorly when that index is falling. The Long-Short Fund will also bear a pro rata portion of the ETF’s expenses. In addition, some ETFs are more thinly traded than others, which could make it difficult to sell at the desired price, especially in a market downturn.

Securities Lending Risk – the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

If the value of the Long-Short Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Long-Short Fund reflect the performance of the Nationwide U.S. Growth Leaders Long-Short Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds from June 22, 2003 until the present. The returns prior to June 22, 2003 reflect the performance of the Montgomery Partners Long-Short Equity Plus Fund (the “MP predecessor fund”), which was acquired by the Predecessor Fund. The Long-Short Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Long-Short Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Long-Short Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Long-Short Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class C Shares

(Years Ended December 31)

Best Quarter: 59.92% – 4th qtr of 1999

Worst Quarter: -22.95% – 2nd qtr of 2000

Aberdeen Equity Long-Short Fund

39

Section 1 – Aberdeen Equity Long-Short Fund

Summary and Performance (continued)

After-tax returns are shown in the table for Class C shares only. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	5 Years	Since Inception, or 10 Years(2)
Class A shares – Before Taxes(3)	8.59%	10.29%	11.21%
Class B shares – Before Taxes(3)	9.35%	10.51%	11.41%
Class C shares – Before Taxes(4)	13.33%	10.82%	10.23%
Class C shares – After Taxes on Distributions(4)	13.07%	7.77%	6.54%
Class C shares – After Taxes on Distributions and Sales of Shares(4)	8.72%	7.45%	6.86%
Class R shares – Before Taxes(5)	14.89%	11.33%	11.73%
Institutional Service Class shares – Before Taxes(6)	15.55%	11.82%	11.97%
Institutional Class shares – Before Taxes(7)	15.55%	11.82%	11.97%
Citigroup 3-Month Treasury Bill Index(8)	4.74%	2.95%	2.73%

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	The MP predecessor fund commenced operations for its Class C and Class R shares on December 31, 1997, and commenced operations for its Class A and Class B shares on October 31, 2001. As of June 23, 2003, the Predecessor Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the MP predecessor fund. At that time the Predecessor Fund took on the performance of the MP predecessor fund.
3	These returns through October 31, 2001 are based on the previous performance of the Class R shares of the MP predecessor fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares are based on the previous performance of the Class A and Class B shares, respectively, of the MP predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares of the Predecessor Fund would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been adjusted to reflect applicable sales charges, but have not been adjusted for the differing levels of fees applicable to Class A and Class B shares; if these fees were reflected, the performance for Class A and Class B shares would have been lower.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.
5	These returns for the period through October 31, 2001 are based on the previous performance of the MP predecessor fund Class R shares; for the period from November 1, 2001 to June 22, 2003 are based on the previous performance of the Class B shares of the MP predecessor fund; and for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) are based on the previous performance of the Predecessor Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
6	These returns for the period through June 22, 2003 are based on the previous performance of the MP predecessor fund Class R shares; for the period from June 23, 2003 to June 28, 2004 are based on the previous performance of the Class A shares of the Predecessor Fund; and from June 29, 2004 to December 31, 2007 are based on the previous performance of the Institutional Class shares of the

Aberdeen Equity Long-Short Fund

40

Section 1 – Aberdeen Equity Long-Short Fund

Summary and Performance (continued)

Predecessor Fund because Institutional Service Class shares have not yet commenced operations. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Service Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect different expenses.
7	These returns for the period through June 22, 2003 are based on the previous performance of the MP predecessor fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
8	The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills). The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

Aberdeen Equity Long-Short Fund

41

Section 1 – Aberdeen Equity Long-Short Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Long Short Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.50%		1.50%		1.50%		1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)
Short-Sale Dividend Expenses(9)	0.69%		0.69%		0.69%		0.69%	0.69%	0.69%
Remainder of Other Expenses	0.25%		0.24%		0.24%		0.44%	0.24%	0.24%
Total of Other Expenses	0.94%		0.93%		0.93%		1.13%	0.93%	0.93%
Acquired Fund Fees and Expenses(10)	0.09%		0.09%		0.09%		0.09%	0.09%	0.09%
Total annual fund operating expenses	2.78%		3.52%		3.52%		3.22%	2.52%	2.52%
Less: Amount of Fee Limitations/Expense Reimbursements(11)	0.29%		0.29%		0.29%		0.29%	0.29%	0.29%
Net annual fund operating expenses	2.49%		3.23%		3.23%		2.93%	2.23%	2.23%

(Footnotes included after Example)

Aberdeen Equity Long-Short Fund

42

Section 1 – Aberdeen Equity Long-Short Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Long-Short Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Long-Short Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$813	$1,362	$1,936	$3,485
Class B shares	$826	$1,353	$2,002	$3,531
Class C shares	$426	$1,053	$1,802	$3,773
Class R shares	$296	$965	$1,658	$3,502
Institutional Service Class shares	$226	$757	$1,315	$2,834
Institutional Class shares	$226	$757	$1,315	$2,834

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$326	$1,053	$1,802	$3,531
Class C shares	$326	$1,053	$1,802	$3,773

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.01% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Equity Long-Short Fund

43

Section 1 – Aberdeen Equity Long-Short Fund

Summary and Performance (concluded)

9	The Fund’s principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security (“short-sale dividend expense”), and this obligation must be disclosed as a Fund expense under “Total of Other Expenses” and “Total Annual Fund Operating Expenses.” However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction.
10	Reflects the Fund’s investment in shares of one or more other investment companies, as permitted by the Fund’s policies.
11	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.70% for Class A, 2.45% for Class B, 2.45% for Class C, 1.95% for Class R, 1.45% for Institutional Service Class, and 1.45% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreements at the time the expenses are waived.

Aberdeen Equity Long-Short Fund

44

Section 1 – Aberdeen Health Sciences Fund

Summary and Performance

Objective

The Health Sciences Fund seeks long-term capital appreciation.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Health Sciences Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in developing markets countries) with business operations in or related to health sciences. If the Health Sciences Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Health Sciences Fund. A health sciences company is one that focuses on maintaining or improving one’s quality of life through research, development and/or distribution of products or services related to medicine, pharmaceuticals or personal health care.

A company that is eligible for investment by the Health Sciences Fund typically derives at least 50% of its revenues, net income or assets from health sciences. The Health Sciences Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Health Sciences Fund also concentrates at least 25% of its total assets in at least one or more of the following industry groups:

•	biotechnology;

•	health care;

•	medical services and devices;

•	medical supplies; and

•	pharmaceuticals.

In analyzing specific companies for possible investment, the Health Sciences Fund’s portfolio manager ordinarily looks for several of the following characteristics:

•	above-average per share earnings growth;

•	evidence of positive fundamental change;

•	high return on invested capital;

•	a healthy balance sheet;

•	sound financial and accounting policies and overall financial strength;

•	strong competitive advantages;

•	effective research, product development and marketing;

•	strong management; and

•	general operating characteristics that enable the company to compete successfully.

The Health Sciences Fund may invest in health sciences companies of any size, including established large-cap companies that are expected to grow with the market and small-cap and mid-cap companies that may offer strong prospects for future growth. The equity securities in which the Health Sciences Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

The portfolio manager considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.

Principal Risks

The Health Sciences Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Health Sciences Fund’s investments – and therefore, the value of Health Sciences Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Health Sciences Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market countries.

Selection Risk – the portfolio manager may select securities that underperform the stock market, the S&P North American Health Care Sector Index™, or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk – in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Aberdeen Health Sciences Fund

45

Section 1 – Aberdeen Health Sciences Fund

Summary and Performance (continued)

Non-diversified Fund Risk – because the Health Sciences Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Health Sciences Fund’s value and total return.

Concentration Risk – investing 25% or more of the Health Sciences Fund’s net assets in a select group of companies in health sciences industries could subject the Health Sciences Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

If the value of the Health Sciences Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Health Sciences Fund reflect the performance of the Nationwide Health Sciences Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Health Sciences Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Health Sciences Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Health Sciences Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Health Sciences Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 20.00% – 2nd qtr. of 2003

Worst Quarter: -17.40% – 1st qtr. of 2001

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Aberdeen Health Sciences Fund

46

Section 1 – Aberdeen Health Sciences Fund

Summary and Performance (continued)

Average annual total returns(1)

as of December 31, 2007

	1 Year	5 Years	Since Inception (Dec. 29, 2000)
Class A shares – Before Taxes	6.24%	11.61%	5.02%
Class A shares – After Taxes on Distributions	4.10%	10.16%	4.05%
Class A shares – After Taxes on Distributions and Sales of Shares	4.89%	9.45%	3.89%
Class B shares – Before Taxes	7.01%	11.98%	5.24%
Class C shares – Before Taxes(2),(3)	11.01%	12.23%	5.23%
Class R shares – Before Taxes(3)	12.47%	12.66%	5.52%
Institutional Service Class shares – Before Taxes	13.11%	13.20%	6.19%
Institutional Class shares – Before Taxes(4)	13.05%	13.28%	6.24%
S&P North American Health Care Sector Index™(5)	8.24%	10.87%	2.19	%(6)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
3	Returns before the first offering of Class C shares (September 20, 2002) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
4	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
5

The S&P North American Health Care Sector Index™ is an unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health care sector. The Health Sciences Fund’s index was the Goldman Sachs Healthcare Index. Standard & Poor’s acquired the Goldman Sachs Healthcare Index in February 2007 and recently rebranded the index to its current name. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

6	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since December 31, 2000.

Aberdeen Health Sciences Fund

47

Section 1 – Aberdeen Health Sciences Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Health Science Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.47%		0.36%		0.36%		0.56%	0.36%	0.36%
Acquired Fund Fees and Expenses(9)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Total annual fund operating expenses	1.62%		2.26%		2.26%		1.96%	1.26%	1.26%
Less: Amount of Fee Limitations/Expense Reimbursements(10)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	1.62%		2.26%		2.26%		1.96%	1.26%	1.26%

(Footnotes included after Example)

Aberdeen Health Sciences Fund

48

Section 1 – Aberdeen Health Sciences Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Health Sciences Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Health Sciences Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$730	$1,057	$1,406	$2,386
Class B shares	$729	$1,006	$1,410	$2,359
Class C shares	$329	$706	$1,210	$2,595
Class R shares	$199	$615	$1,057	$2,285
Institutional Service Class shares	$128	$400	$692	$1,523
Institutional Class shares	$128	$400	$692	$1,523

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$229	$706	$1,210	$2,359
Class C shares	$229	$706	$1,210	$2,595

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Health Sciences Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A Shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.11% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Health Sciences Fund

49

Section 1 – Aberdeen Health Sciences Fund

Summary and Performance (concluded)

9	Reflects the Fund’s investment in shares of one or more other investment companies, as permitted by the Fund’s policies.
10	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.51% for Class A, 2.26% for Class B, 2.26% for Class C, 1.76% for Class R, 1.26% for Institutional Service Class, and 1.26% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any such reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Health Sciences Fund

50

Section 1 – Aberdeen Natural Resources Fund

Summary and Performance

Objective

The Natural Resources Fund seeks long-term capital growth.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Natural Resources Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies of any size (including those located in developing market countries) with business operations in or related to activities in natural resources industries. If the Natural Resources Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Natural Resources Fund. Natural resources are materials with economic value that are derived from natural origins, such as energy sources, precious metals (e.g., gold, platinum), non-precious metals (e.g., aluminum, copper), chemicals and other basic commodities.

A company that is eligible for investment by the Natural Resources Fund typically derives at least 50% of its revenues, net income or assets from the natural resources sector. Companies in natural resources industries may include those that:

•	participate in the discovery and development of natural resources;

•	own or produce natural resources;

•	engage in the transportation, distribution, or processing of natural resources;

•	contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control;

•	provide related services such as mining, drilling, chemicals and related parts and equipment;

•	provide services/equipment that aid the production, processing or transportation of a resource (energy, agriculture, metals); and

•	would have related investments such as drilling rigs, oil tankers, any oil field service company, engineering and construction companies, chemical companies, fertilizer and ethanol.

The Natural Resources Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

•	agricultural products;

•	alternative energy sources;

•	base metal production;

•	building materials;

•	chemicals;

•	coal;

•	energy services and technology;

•	environmental services;

•	ferrous and nonferrous metals;

•	forest products;

•	gold and other precious metals;

•	integrated oil;

•	steel and iron ore production;

•	oil and gas exploration and production;

•	paper products; and

•	real estate.

The portfolio managers aim to provide strong performance by investing in companies they believe:

•	have the potential to deliver unexpected earnings growth and

•	have prospects for earnings growth that the market has underestimated.

The Natural Resources Fund may invest in natural resources companies of any size, including established large-cap companies that are expected to grow with the market and small-cap and mid-cap companies that may offer strong prospects for future growth. The equity securities in which the Natural Resources Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

Aberdeen Natural Resources Fund

51

Section 1 – Aberdeen Natural Resources Fund

Summary and Performance (continued)

The portfolio managers maintain a strong selling discipline by:

•	reviewing securities for potential sale if the price reaches a predetermined level;

•	evaluating a security within the context of applicable historic trends; and

•	focusing on both economic and specific news about the security.

The Natural Resources Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or economic measure. In pursuing its investment objective, the Natural Resources Fund also may invest in commodity-linked derivatives that provide exposure to natural resources. A commodity linked derivative is an investment that is linked to, and, therefore, provides exposure to, the investment returns of physical assets that trade in the commodities markets without actually investing in such physical assets themselves. The value of a commodity-linked derivative typically is based on the price movements of the physical commodities to which it is linked or to a commodity index that measures the value of commodities or the commodities markets. Under normal market conditions, the Natural Resources Fund expects that its use of derivatives for non-hedging purposes will not exceed 10% of its assets.

Principal Risks

The Natural Resources Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Natural Resources Fund’s investments – and therefore, the value of Natural Resources Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Natural Resources Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market countries.

Selection Risk – the portfolio managers may select securities that underperform the stock market, the S&P North American Natural Resources Sector Index™, or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk – in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

Nondiversified Fund Risk – because the Natural Resources Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Natural Resources Fund’s value and total return.

Concentration Risk – investing 25% or more of the Natural Resources Fund’s net assets in a select group of companies in natural resources industries could subject the Natural Resources Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

Derivatives Risk – the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

If the value of the Natural Resources Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Natural Resources Fund reflect the performance of the Nationwide Natural Resources Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Natural Resources Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Natural Resources Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Natural Resources Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Natural Resources Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average

Aberdeen Natural Resources Fund

52

Section 1 – Aberdeen Natural Resources Fund

Summary and Performance (continued)

annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 28.91% – 3rd qtr. of 2005

Worst Quarter: -6.75% – 3rd qtr. of 2006

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	Since Inception (June 29, 2004)
Class A shares – Before Taxes	28.84%	38.31%
Class A shares – After Taxes on Distributions	24.10%	33.69%
Class A shares – After Taxes on Distributions and Sales of Shares	19.47%	31.15%
Class B shares – Before Taxes	30.68%	39.23%
Class C shares – Before Taxes	34.72%	39.63%
Class R shares – Before Taxes	36.34%	40.23%
Institutional Service Class shares – Before Taxes	37.07%	40.96%
Institutional Class shares – Before Taxes	37.07%	41.03%
S&P North American Natural Resources Sector Index™(2)	34.43%	29.52	%(3)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2

The S&P North American Natural Resources Sector Index™ is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks, including companies in the categories of extractive industries, energy, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. The Natural Resources Fund’s index was the Goldman Sachs Natural Resources Index. Standard & Poor’s acquired the Goldman Sachs Natural Resources Index in February 2007 and recently rebranded the index to its current name. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since June 30, 2004.

Aberdeen Natural Resources Fund

53

Section 1 – Aberdeen Natural Resources Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Natural Resources Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.70%		0.70%		0.70%		0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.31%		0.28%		0.28%		0.48%	0.28%	0.28%
Total annual fund operating expenses	1.26%		1.98%		1.98%		1.68%	0.98%	0.98%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	1.26%		1.98%		1.98%		1.68%	0.98%	0.98%

(Footnotes included after Example)

Aberdeen Natural Resources Fund

54

Section 1 – Aberdeen Natural Resources Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Natural Resources Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Natural Resources Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$696	$952	$1,227	$2,010
Class B shares	$701	$921	$1,268	$2,033
Class C shares	$301	$621	$1,068	$2,306
Class R shares	$171	$530	$913	$1,987
Institutional Service Class shares	$100	$312	$542	$1,201
Institutional Class shares	$100	$312	$542	$1,201

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$201	$621	$1,068	$2,033
Class C shares	$201	$621	$1,068	$2,306

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Natural Resources Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.03% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Natural Resources Fund

55

Section 1 – Aberdeen Natural Resources Fund

Summary and Performance (concluded)

9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.41% for Class A, 2.16% for Class B, 2.16% for Class C, 1.66% for Class R, 1.16% for Institutional Service Class, and 1.16% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Natural Resources Fund

56

Section 1 – Aberdeen Technology and Communications Fund

Summary and Performance

Objective

The Technology and Communications Fund seeks long-term capital appreciation.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Technology and Communications Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in developing market countries) with business operations in or related to technology or communications. If the Technology and Communications Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Technology and Communications Fund. A technology or communications company is one, for example, that develops, produces or distributes technology or communications products or services including products or services related to computers, semiconductors, electronics, communications, health care or biotechnology.

A company that is eligible for investment by the Technology and Communications Fund typically derives at least 50% of its revenues, net income or assets from the technology or communications sectors. Technology and communications sectors include technology or communications hardware and equipment; information technology; software services; technology or communications consulting services; consumer electronics; internet infrastructure; semiconductors and semiconductor equipment; defense technology; and broadcasting. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its total assets in at least one or more of the technology or communication sectors described above.

In analyzing specific companies for possible investment, the Technology and Communications Fund’s portfolio manager ordinarily looks for several of the following characteristics:

•	above-average per share earnings growth;

•	high return on invested capital;

•	a healthy balance sheet;

•	sound financial and accounting policies and overall financial strength;

•	differentiated competitive advantages;

•	effective research, product development and marketing;

•	development of new technologies;

•	efficient service and strong management;

•	pricing power;

•	reasonable valuation; and

•	general operating characteristics that enable the company to compete successfully.

The Technology and Communications Fund may invest in technology and communications companies of any size, including established large-cap companies that are expected to grow with the market and small-cap and mid-cap companies that may offer strong prospects for future growth. The equity securities in which the Technology and Communications Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

The portfolio manager considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.

Principal Risks

The Technology and Communications Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Technology and Communications Fund’s investments – and therefore, the value of Technology and Communications Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Technology and Communications Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market countries.

Aberdeen Technology and Communications Fund

57

Section 1 – Aberdeen Technology and Communications Fund

Summary and Performance (continued)

Selection Risk – the portfolio manager may select securities that underperform the stock market, the S&P North American Technology Sector Index™, or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk – in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

Nondiversified Fund Risk – because the Technology and Communications Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Technology and Communications Fund’s value and total return.

Concentration Risk – investing 25% or more of the Technology and Communications Fund’s net assets in a select group of companies in technology and communications industries could subject the Technology and Communications Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

If the value of the Technology and Communications Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Technology and Communications Fund reflect the performance of the Nationwide Technology and Communications Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Technology and Communications Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Technology and Communications Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Technology and Communications Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Technology and Communications Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 24.50% – 2nd qtr. of 2003

Worst Quarter: -41.28 – 1st qtr. of 2001

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax returns depend on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Aberdeen Technology and Communications Fund

58

Section 1 – Aberdeen Technology and Communications Fund

Summary and Performance (continued)

Average annual total returns(1)

as of December 31, 2007

	1 Year	5 Years	Since Inception (June 30, 2000)
Class A shares – Before Taxes	12.78%	14.40%	-8.15%
Class A shares – After Taxes on Distributions	4.31%	12.60%	-9.48%
Class A shares – After Taxes on Distributions and Sales of Shares	8.91%	11.65%	-7.21%
Class B shares – Before Taxes	14.04%	14.70%	-8.10%
Class C shares – Before Taxes(2),(3)	17.75%	14.93%	-8.00%
Class R shares – Before Taxes(3)	19.01%	15.35%	-7.88%
Institutional Service Class shares – Before Taxes	19.81%	16.25%	-7.00%
Institutional Class shares – Before Taxes(4)	19.77%	16.09%	-7.09%
S&P North American Technology Sector Index™(5)	16.94%	15.58%	-8.40%

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
3	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
4	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
5

The S&P North American Technology Sector Index™ is an unmanaged, modified, market capitalization-weighted index that measures the performance of companies in the technology sector. The Technology and Communication Fund’s index was the Goldman Sachs Technology Composite Index. Standard & Poor’s acquired the Goldman Sachs Technology Composite Index in February 2007 and recently rebranded the index to its current name. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

Aberdeen Technology and Communications Fund

59

Section 1 – Aberdeen Technology and Communications Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Technology and Communications Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.88%		0.88%		0.88%		0.88%	0.88%	0.88%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.55%		0.48%		0.48%		0.68%	0.48%	0.48%
Total annual fund operating expenses	1.68%		2.36%		2.36%		2.06%	1.36%	1.36%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	1.68%		2.36%		2.36%		2.06%	1.36%	1.36%

(Footnotes included after Example)

Aberdeen Technology and Communications Fund

60

Section 1 – Aberdeen Technology and Communications Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Technology and Communications Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Technology and Communications Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$736	$1,074	$1,435	$2,448
Class B shares	$739	$1,036	$1,460	$2,448
Class C shares	$339	$736	$1,260	$2,696
Class R shares	$209	$646	$1,108	$2,390
Institutional Service Class shares	$138	$431	$745	$1,635
Institutional Class shares	$138	$431	$745	$1,635

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$239	$736	$1,260	$2,448
Class C shares	$239	$736	$1,260	$2,696

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Technology and Communications Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.07% for Class A

Aberdeen Technology and Communications Fund

61

Section 1 – Aberdeen Technology and Communications Fund

Summary and Performance (concluded)

shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.
9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.63% for Class A, 2.38% for Class B, 2.38% for Class C, 1.88% for Class R, 1.38% for Institutional Service Class, and 1.38% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Technology and Communications Fund

62

Section 1 – Aberdeen Small Cap Fund

Summary and Performance

Objective

The Small Cap Fund seeks long-term capital appreciation.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Small Cap Fund invests at least 80% of the value of its net assets in equity securities issued by small-cap companies. If the Small Cap Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and will change the name of the Small Cap Fund. The Small Cap Fund considers small cap companies to be companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $10 million to $7.4 billion as of April 30, 2008. The Fund also may invest in foreign securities and securities of larger companies. Equity securities in which the Small Cap Fund may invest include common stock, preferred stock, foreign investments funds or trusts and depository receipts, that represent an ownership interest in the issuer.

The Small Cap Fund’s management considers many factors in selecting securities for investment, including measures of earnings momentum, relative value, management action and price trend. The portfolio managers focus on securities that exhibit some or all of the following characteristics:

•	attractive valuation and near-term strength of business (e.g., based on estimate revisions and earnings surprises);

•	long-term growth prospects of the company and its industry;

•	level of duress a company is experiencing;

•	price-to-earnings ratio and price-to-free cash flow ratio that, in the team’s opinion, reflect the best standards of value; and

•	quality of earnings.

The Small Cap Fund’s management considers selling a security when:

•	a company’s market capitalization exceeds the benchmark capitalization range;

•	long-term growth prospects deteriorate;

•	more compelling investment values are identified;

•	near-term reported or pre-announced earnings are disappointing and recurring; or

•	the stock attains full valuation relative to stocks of similar companies or reaches the team’s price target.

While the Small Cap Fund may sell a security if its market capitalization exceeds the definition of small-cap company, it is not required to sell solely because of that fact.

The Small Cap Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies, although such IPOs may not be available for investment by the Small Cap Fund or the impact of any such IPO would be uncertain.

The Small Cap Fund may invest in exchange traded funds (ETFs) at times when the Fund has large cash inflows and the manager is not able to be fully directly invested in securities of small companies due to market action.

The Small Cap Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover rate for the Fund may exceed 100% per year.

Principal Risks

The Small Cap Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Small Cap Fund’s investments – and therefore, the value of Small Cap Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Small Cap Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk – the portfolio managers may select securities that underperform the stock market, the Russell 2000 Index, or other funds with similar investment objectives and strategies.

Small-Cap Risk – results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Foreign Risk – is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Aberdeen Small Cap Fund

63

Section 1 – Aberdeen Small Cap Fund

Summary and Performance (continued)

Initial Public Offering Risk – availability of IPOs may be limited and the Small Cap Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Portfolio Turnover – the Small Cap Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Small Cap Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Exchange-Traded Funds Risk – the risk associated with a particular exchange-traded fund (ETF) corresponds closely to the risk of the asset subclass the Small Cap Fund is tracking. An ETF will perform well when the index it tracks is making gains, but may perform poorly when that index is falling. The Small Cap Fund will also bear a pro rata portion of the ETF’s expenses. In addition, some ETFs are more thinly traded than others, which could make it difficult to sell at the desired price, especially in a market downturn.

If the value of the Small Cap Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Small Cap Fund reflect the performance of the Nationwide Small Cap Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Small Cap Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Small Cap Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Small Cap Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Small Cap Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 23.36% – 2nd qtr. of 2003

Worst Quarter: -21.93% – 3rd qtr. of 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Aberdeen Small Cap Fund

64

Section 1 – Aberdeen Small Cap Fund

Summary and Performance (continued)

Average annual total returns(1)

as of December 31, 2007

	1 Year	5 Years	Since Inception (Nov. 2, 1998)
Class A shares – Before Taxes	-11.45%	21.15%	11.94%
Class A shares – After Taxes on Distributions	-17.98%	17.67%	9.73%
Class A shares – After Taxes on Distributions and Sales of Shares	-7.17%	16.88%	9.36%
Class B shares – Before Taxes	-10.28%	21.64%	11.96%
Class C shares – Before Taxes(2),(3)	-7.38%	21.80%	11.98%
Class R shares – Before Taxes(2)	-6.22%	22.32%	12.21%
Institutional Service Class shares – Before Taxes	-5.81%	22.89%	12.91%
Institutional Class shares – Before Taxes(4)	-5.78%	22.92%	12.92%
Russell 2000® Index(5)	-1.57%	16.25%	9.37	%(6)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C and Class R shares would have produced because all three classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to these classes, but have not been adjusted to reflect lower class-level expenses, if any.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.
4	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class Shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
5

The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

6	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since October 31, 1998.

Aberdeen Small Cap Fund

65

Section 1 – Aberdeen Small Cap Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Small Cap Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.81%		0.81%		0.81%		0.81%	0.81%	0.81%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.25%		0.20%		0.20%		0.40%	0.30%	0.20%
Acquired Fund Fees and Expenses(9)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Total annual fund operating expenses	1.31%		2.01%		2.01%		1.71%	1.11%	1.01%
Less: Amount of Fee Limitation Expense Reimbursement(10)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	1.31%		2.01%		2.01%		1.71%	1.11%	1.01%

(Footnotes included after Example)

Aberdeen Small Cap Fund

66

Section 1 – Aberdeen Small Cap Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$701	$966	$1,252	$2,063
Class B shares	$704	$930	$1,283	$2,073
Class C shares	$304	$630	$1,083	$2,338
Class R shares	$174	$539	$928	$2,019
Institutional Service Class shares	$113	$353	$612	$1,352
Institutional Class shares	$103	$322	$558	$1,236

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$204	$630	$1,083	$2,073
Class C shares	$204	$630	$1,083	$2,338

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Small Cap Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 0.50% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.05% for Class A shares, 0.20% for Class R Shares and 0.10% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Small Cap Fund

67

Section 1 – Aberdeen Small Cap Fund

Summary and Performance (concluded)

9	Reflects expenses associated with the Fund’s anticipated investment in shares of one or more other investment companies, as permitted by the Fund’s policies.
10	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.29% for Class A, 2.04% for Class B, 2.04% for Class C, 1.54% for Class R, 1.04% for Institutional Service Class, and 1.04% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Small Cap Fund

68

Section 1 – Aberdeen Small Cap Opportunities Fund

Summary and Performance

Objective

The Small Cap Opportunities Fund seeks long-term capital appreciation.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Small Cap Opportunities Fund invests at least 80% of the value of its net assets in equity securities issued by small-cap companies. If the Small Cap Opportunities Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and will change the name of the Small Cap Opportunities Fund. The Small Cap Opportunities Fund considers small cap companies to be companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $10 million to $7.4 billion as of April 30, 2008. Equity securities in which the Small Cap Opportunities Fund may invest include common stock, preferred stock and securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks.

The Small Cap Opportunities Fund invests primarily in the common stock of small-cap U.S. companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. The Small Cap Opportunities Fund does not target either a growth style or a value style of investing specifically, but rather focuses on the broader small-cap market, incorporating elements of both growth and value styles.

The Adviser uses quantitative techniques incorporated into a multi-factor model that seeks to select securities with the potential for the highest returns in the current market environment. This model seeks to capitalize on the theory that the financial markets are dynamic and investment opportunities vary over time. In purchasing and selling securities, the Small Cap Opportunities Fund attempts to benefit from stock pricing anomalies based on various factors, such as:

•	book-to-price;

•	earnings revisions;

•	earnings quality;

•	price momentum;

•	cash flow changes; and

•	market style trends.

While the Small Cap Opportunities Fund may sell a security if its market capitalization exceeds the definition of small-cap company, it is not required to sell solely because of that fact.

The Small Cap Opportunities Fund also may use derivatives, such as futures and options. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. The Small Cap Opportunities Fund may use derivatives either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. Under normal market conditions, the Small Cap Opportunities Fund expects that its use of derivatives for non-hedging purposes will not exceed 10% of its assets. In addition, the Fund may engage in securities lending in order to generate additional income.

The Small Cap Opportunities Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies, although such IPOs may not be available for investment by the Small Cap Opportunities Fund or the impact of any such IPO would be uncertain.

The Small Cap Opportunities Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover rate for the Fund may exceed 100% per year.

Principal Risks

The Small Cap Opportunities Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Small Cap Opportunities Fund’s investments – and therefore, the value of Small Cap Opportunities Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Small Cap Opportunities Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk – the portfolio manager may select securities that underperform the stock market, the Russell 2000® Index, or other funds with similar investment objectives and strategies.

Small-Cap Risk – results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Aberdeen Small Cap Opportunities Fund

69

Section 1 – Aberdeen Small Cap Opportunities Fund

Summary and Performance (continued)

Initial Public Offering Risk – availability of IPOs may be limited and the Small Cap Opportunities Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Derivatives Risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Small Cap Opportunities Fund.

Portfolio Turnover – the Small Cap Opportunities Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Securities Lending Risk – the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

If the value of the Small Cap Opportunities Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Small Cap Opportunities Fund reflect the performance of the Nationwide Small Cap Core Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Small Cap Opportunities Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Small Cap Opportunities Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Small Cap Opportunities Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Small Cap Opportunities Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 3.04% – 2nd qtr. of 2007

Worst Quarter: -6.61% – 4th qtr. of 2007

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Aberdeen Small Cap Opportunities Fund

70

Section 1 – Aberdeen Small Cap Opportunities Fund

Summary and Performance (continued)

Average annual total returns(1)

as of December 31, 2007

	1 Year	Since Inception (Sept. 26, 2006)
Class A shares – Before Taxes	-14.28%	-7.11%
Class A shares – After Taxes on Distributions	-14.62%	-7.41%
Class A shares – After Taxes on Distributions and Sales of Shares	-9.07%	-6.11%
Class B shares – Before Taxes	-14.29%	-6.51%
Class C shares – Before Taxes	-10.79%	-3.52%
Class R shares – Before Taxes	-9.45%	-3.06%
Institutional Service Class shares – Before Taxes	-8.96%	-2.56%
Institutional Class shares – Before Taxes	-8.95%	-2.48%
Russell 2000® Index(2)	-1.57%	5.72	%(3)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2

The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since September 30, 2006.

Aberdeen Small Cap Opportunities Fund

71

Section 1 – Aberdeen Small Cap Opportunities Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Small Cap Opportunities Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.85%		0.85%		0.85%		0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.28%		0.27%		0.27%		0.47%	0.27%	0.27%
Total annual fund operating expenses	1.38%		2.12%		2.12%		1.82%	1.12%	1.12%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	1.38%		2.12%		2.12%		1.82%	1.12%	1.12%

(Footnotes included after Example)

Aberdeen Small Cap Opportunities Fund

72

Section 1 – Aberdeen Small Cap Opportunities Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Small Cap Opportunities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Small Cap Opportunities Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$707	$987	$1,287	$2,137
Class B shares	$715	$964	$1,339	$2,175
Class C shares	$315	$664	$1,139	$2,452
Class R shares	$185	$573	$985	$2,137
Institutional Service Class shares	$114	$356	$617	$1,363
Institutional Class shares	$114	$356	$617	$1,363

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$215	$664	$1,139	$2,175
Class C shares	$215	$664	$1,139	$2,452

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Small Cap Opportunities Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.01% for Class A

Aberdeen Small Cap Opportunities Fund

73

Section 1 – Aberdeen Small Cap Opportunities Fund

Summary and Performance (concluded)

shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.
9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, 1.75% for Class R, 1.25% for Institutional Service Class, and 1.25% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Small Cap Opportunities Fund

74

Section 1 – Aberdeen Small Cap Growth Fund

Summary and Performance

Objective

The Small Cap Growth Fund seeks long-term capital appreciation.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Small Cap Growth Fund invests at least 80% of the value of its net assets in equity securities of small cap companies that, in the opinion of the portfolio managers, exhibit characteristics that are consistent with a growth style of investing. If the Small Cap Growth Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and will change the name of the Small Cap Growth Fund. A growth style is a style of investing in equity securities of companies the Fund’s management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price. The Small Cap Growth Fund considers small cap companies to be companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $10 million to $7.4 billion as of April 30, 2008. The Small Cap Growth Fund invests primarily in the common stock of small-cap U.S. companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies.

In managing a diversified portfolio for the Small Cap Growth Fund, the portfolio managers use a multi-step research and analysis process involving quantitative screening measures followed by traditional fundamental analysis of a company’s prospects. The portfolio managers focus on companies that exhibit some or all of the following characteristics:

•	strong financial characteristics;

•	superior products and services;

•	solid management teams;

•	strong relative revenue growth;

•	strong relative earnings growth;

•	positive expected earnings revisions;

•	accelerating earnings or revenue growth;

•	reasonable volume of trading in the market; and

•	minimum price appreciation targets.

Although the Small Cap Growth Fund looks for companies with the potential for strong earnings growth rates, some of the Fund’s investments may be in companies that are experiencing losses. There is no limit on the length of operating history for the companies in which the Small Cap Growth Fund may invest.

Equity securities in which the Small Cap Growth Fund may invest include common stock, preferred stock and securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks. The Small Cap Growth Fund also may use derivatives, such as futures and options. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. The Small Cap Growth Fund may use derivatives either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. Under normal market conditions, the Small Cap Growth Fund expects that its use of derivatives for non-hedging purposes will not exceed 10% of its assets. In addition, the Fund may engage in securities lending in order to generate additional income.

The Small Cap Growth Fund’s management considers selling a security when:

•	the stock attains full valuation relative to stocks of similar companies or reaches the portfolio management team’s price target;

•	more compelling investment opportunities are identified;

•	a company’s market capitalization exceeds the benchmark capitalization range;

•	any change in company fundamentals occurs from the time of the original investment; or

•	deterioration or underperformance of the stock’s market valuation takes place.

While the Small Cap Growth Fund may sell a security if its market capitalization exceeds the definition of small-cap company, it is not required to sell solely because of that fact.

The Small Cap Growth Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

Aberdeen Small Cap Growth Fund

75

Section 1 – Aberdeen Small Cap Growth Fund

Summary and Performance (continued)

The Small Cap Growth Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover rate for the Fund may exceed 100% per year.

Principal Risks

The Small Cap Growth Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Small Cap Growth Fund’s investments – and therefore, the value of Small Cap Growth Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Small Cap Growth Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk – the portfolio managers may select securities that underperform the stock market, the Russell 2000® Growth Index or other funds with similar investment objectives and strategies.

Small-Cap Risk – results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Initial Public Offering Risk – availability of IPOs may be limited and the Small Cap Growth Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Growth Style Risk – over time, a growth investing style may go in and out of favor, causing the Small Cap Growth Fund to sometimes underperform other equity funds that use different investing styles. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on “value” stocks.

Derivatives Risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Small Cap Growth Fund.

Portfolio Turnover – the Small Cap Growth Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Small Cap Growth Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Securities Lending Risk – the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

If the value of the Small Cap Growth Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Small Cap Growth Fund reflect the performance of the Nationwide Small Cap Growth Opportunities Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Small Cap Growth Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Small Cap Growth Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Small Cap Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Small Cap Growth Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Aberdeen Small Cap Growth Fund

76

Section 1 – Aberdeen Small Cap Growth Fund

Summary and Performance (continued)

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 5.29% – 1st qtr. of 2007

Worst Quarter: 2.03% – 4th qtr. of 2007

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	Since Inception (Sept. 26, 2006)
Class A shares – Before Taxes	11.58%	18.77%
Class A shares – After Taxes on Distributions	5.98%	13.56%
Class A shares – After Taxes on Distributions and Sales of Shares	7.79%	13.10%
Class B shares – Before Taxes	12.62%	20.65%
Class C shares – Before Taxes	16.71%	23.74%
Class R shares – Before Taxes	18.06%	24.12%
Institutional Service Class shares – Before Taxes	18.76%	24.93%
Institutional Class shares – Before Taxes	18.65%	24.84%
Russell 2000® Growth Index(2)	7.05%	16.50	%(3)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since September 30, 2006.

Aberdeen Small Cap Growth Fund

77

Section 1 – Aberdeen Small Cap Growth Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Small Cap Growth Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.95%		0.95%		0.95%		0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.27%		0.27%		0.27%		0.47%	0.27%	0.27%
Total annual fund operating expenses	1.47%		2.22%		2.22%		1.92%	1.22%	1.22%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	1.47%		2.22%		2.22%		1.92%	1.22%	1.22%

(Footnotes included after Example)

Aberdeen Small Cap Growth Fund

78

Section 1 – Aberdeen Small Cap Growth Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Small Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Small Cap Growth Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$716	$1,013	$1,332	$2,231
Class B shares	$725	$994	$1,390	$2,276
Class C shares	$325	$694	$1,190	$2,554
Class R shares	$195	$603	$1,037	$2,243
Institutional Service Class shares	$124	$387	$670	$1,477
Institutional Class shares	$124	$387	$670	$1,477

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$225	$694	$1,190	$2,276
Class C shares	$225	$694	$1,190	$2,554

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Small Cap Growth Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.00% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Small Cap Growth Fund

79

Section 1 – Aberdeen Small Cap Growth Fund

Summary and Performance (concluded)

9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.60% for Class A, 2.35% for Class B, 2.35% for Class C, 1.85% for Class R, 1.35% for Institutional Service Class, and 1.35% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Small Cap Growth Fund

80

Section 1 – Aberdeen Small Cap Value Fund

Summary and Performance

Objective

The Small Cap Value Fund seeks long-term capital appreciation.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Small Cap Value Fund invests at least 80% of the value of its net assets in equity securities issued by small-cap companies that, in the opinion of the portfolio managers, exhibit characteristics that are consistent with a value style of investing. If the Small Cap Value Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and will change the name of the Small Cap Value Fund. A value style of investing is a style of investing in equity securities that the Fund’s management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary. The Small Cap Value Fund considers small cap companies to be companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $10 million to $7.4 billion as of April 30, 2008. The Small Cap Value Fund invests primarily in the common stock of small-cap U.S. companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies.

In managing a diversified portfolio for the Small Cap Value Fund, the portfolio managers use a multi-step research and analysis process involving quantitative screening measures followed by traditional fundamental analysis of a company’s prospects. The portfolio managers look at factors such as earnings momentum and relative value, management action and price trends when selecting securities, and focus on companies that exhibit some or all of the following characteristics:

•	attractive valuation and near-term strength of business (e.g., based on estimate revisions and earnings surprises);

•	long-term growth prospects of the company and its industry;

•	level of duress a company is experiencing relative to its stock’s market price and market expectations;

•	price-to-earnings ratio and price-to-free cash flow ratio that, in the team’s opinion, reflect the best standards of value; and

•	quality of earnings.

The Small Cap Value Fund may also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the portfolio managers believe have favorable prospects for recovery). There is no limit on the length of operating history for the companies in which the Small Cap Value Fund may invest.

Equity securities in which the Small Cap Value Fund may invest include common stock, preferred stock and securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks. The Small Cap Value Fund also may use derivatives, such as futures and options. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. The Small Cap Value Fund may use derivatives either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. Under normal market conditions, the Small Cap Value Fund expects that its use of derivatives for non-hedging purposes will not exceed 10% of its assets. Furthermore, the Small Cap Value Fund may invest in real estate investment trusts (“REITs”). In addition, the Small Cap Value Fund may engage in securities lending in order to generate additional income.

The Small Cap Value Fund’s management considers selling a security when:

•	long-term growth prospects deteriorate;

•	more compelling investment values are identified;

•	near-term reported or pre-announced earnings are disappointing or recurring; or

•	the stock attains full valuation relative to stocks of similar companies or reaches the team’s price target.

While the Small Cap Value Fund may also sell a security if its market capitalization exceeds the definition of small-cap companies, it is not required to sell solely because of that fact.

The Small Cap Value Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies,

Aberdeen Small Cap Value Fund

81

Section 1 – Aberdeen Small Cap Value Fund

Summary and Performance (continued)

although such IPOs may not be available for investment by the Small Cap Value Fund or the impact of any such IPO would be uncertain.

The Small Cap Value Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover rate for the Fund may exceed 100% per year.

Principal Risks

The Small Cap Value Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Small Cap Value Fund’s investments – and therefore, the value of Small Cap Value Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Small Cap Value Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk – the portfolio managers may select securities that underperform the stock market, the Russell 2000® Value Index, or other funds with similar investment objectives and strategies.

Small-Cap Risk – results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Initial Public Offering Risk – availability of IPOs may be limited and the Small Cap Value Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Special Situation Companies Risk – special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company’s market value. If the anticipated benefits of the developments ultimately do not materialize, the value of a special situation company may decline.

Value Style Risk – over time, a value investing style may go in and out of favor, causing the Small Cap Value Fund to sometimes underperform other equity funds that use different investing styles. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on “growth” stocks.

Derivatives Risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Small Cap Value Fund.

Portfolio Turnover – the Small Cap Value Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Small Cap Value Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

REIT Risk – the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

Securities Lending Risk – the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

If the value of the Small Cap Value Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Small Cap Value Fund reflect the performance of the Nationwide Small Cap Value Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Small Cap Value Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Small Cap Value Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Small Cap Value Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Aberdeen Small Cap Value Fund

82

Section 1 – Aberdeen Small Cap Value Fund

Summary and Performance (continued)

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Small Cap Value Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 5.66% – 2nd qtr. of 2007

Worst Quarter: -7.97% – 4th qtr. of 2007

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	Since Inception (Sept. 26, 2006)
Class A shares – Before Taxes	-12.43%	-4.90%
Class A shares – After Taxes on Distributions	-16.05%	-9.01%
Class A shares – After Taxes on Distributions and Sales of Shares	-7.82%	-6.32%
Class B shares – Before Taxes	-11.92%	-3.77%
Class C shares – Before Taxes	-8.66%	-1.08%
Class R shares – Before Taxes	-7.39%	-0.63%
Institutional Service Class shares – Before Taxes	-6.86%	-0.05%
Institutional Class shares – Before Taxes	-6.86%	-0.05%
Russell 2000® Value Index(2)	-9.78%	-1.31	%(3)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2

The Russell 2000® Value Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since September 30, 2006.

Aberdeen Small Cap Value Fund

83

Section 1 – Aberdeen Small Cap Value Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Small Cap Value Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.95%		0.95%		0.95%		0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.28%		0.27%		0.27%		0.47%	0.27%	0.27%
Total annual fund operating expenses	1.48%		2.22%		2.22%		1.92%	1.22%	1.22%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	1.48%		2.22%		2.22%		1.92%	1.22%	1.22%

(Footnotes included after Example)

Aberdeen Small Cap Value Fund

84

Section 1 – Aberdeen Small Cap Value Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Small Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Small Cap Value Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$717	$1,016	$1,336	$2,242
Class B shares	$725	$994	$1,390	$2,280
Class C shares	$325	$694	$1,190	$2,554
Class R shares	$195	$603	$1,037	$2,243
Institutional Service Class shares	$124	$387	$670	$1,477
Institutional Class shares	$124	$387	$670	$1,477

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$225	$694	$1,190	$2,280
Class C shares	$225	$694	$1,190	$2,554

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Small Cap Value Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.01% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Small Cap Value Fund

85

Section 1 – Aberdeen Small Cap Value Fund

Summary and Performance (concluded)

9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.60% for Class A, 2.35% for Class B, 2.35% for Class C, 1.85% for Class R, 1.35% for Institutional Service Class, and 1.35% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Small Cap Value Fund

86

Section 2 – Fund Details

Additional Information about Investments, Investment Techniques and Risks

Stock Market Risk – For a Fund that invests in stocks, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•	corporate earnings;

•	production;

•	management;

•	sales; and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Foreign Securities Risk – Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;

•	the impact of currency exchange rate fluctuations;

•	reduced information about issuers;

•	higher transaction costs;

•	less stringent regulatory and accounting standards; and

•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with developing/emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

Depositary Receipts – Certain Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Preferred Stock – Certain Funds may invest in preferred stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Convertible Securities – Certain Funds may invest in convertible securities. Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Fund Details

87

Section 2 – Fund Details (continued)

Warrants – Certain Funds may invest in warrants. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

Derivatives – Certain Funds may invest in derivatives. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•	the Fund may suffer disproportionately heavy losses relative to the amount invested; and

•	changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Securities Lending – The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

Temporary Investments – Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

•	short-term U.S. government securities;

•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

•	prime quality commercial paper;

•	repurchase agreements covering any of the securities in which the Fund may invest directly;

•	shares of money market funds; and

•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Portfolio Turnover – The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Short Sales Risk – Certain Funds may engage in short sales. In a short sale, a Fund may sell a security the Fund does not own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of

Fund Details

88

Section 2 – Fund Details (concluded)

the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

A Fund’s performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed prior to the end of the term of the short sale and the Fund was unable to borrow the securities from another securities lender.

REIT Risk – In the event a Fund invests in REITs, the Fund would be exposed to REIT risk. REIT risk includes the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

Equity Interests in Foreign Investment Funds or Trusts – In some countries, it is common practice for U.S. mutual funds to gain market exposure by purchasing shares of investment companies that in turn invest in the securities of these countries.

Commodity-Linked Derivatives – Certain Funds may invest in commodity-linked derivatives. Commodity-linked derivatives allow investors exposure to the investment returns of real assets that trade in the commodities markets without investing directly in physical commodities. Real assets, as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock and agricultural or metal products. The value of a commodity-linked derivative is typically based upon the price movements of its linked commodities, a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

Small-Cap Risk – In general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

The Statement of Additional Information (“SAI”) contains more information on the Funds’ principal investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.

Other Information

Commodity Pool Operator Exemption – Each Fund is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Each Fund posts onto the Trust’s internet site substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

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Section 3 – Fund Management

Investment Adviser

Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. As of December 31, 2007, the Adviser had approximately $42.3 billion in assets under management. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

The Adviser is a wholly owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $204.7 billion in assets as of December 31, 2007 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds will be available in the Funds’ first annual or semi-annual report to shareholders.

Subadvisers

Aberdeen Select Mid Cap Growth Fund

Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636, is the subadviser for the Aberdeen Select Mid Cap Growth Fund. Subject to the supervision of the Adviser and Board of Trustees, Security Investors, LLC manages the Fund’s assets in accordance with the Fund’s investment objective and strategies. Security Investors, LLC makes investment decisions for the Fund and, in connection with such investment decisions, places purchases and sell orders for securities.

Aberdeen Select Small Cap Fund

NorthPointe, 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084, is the subadviser to the Aberdeen Select Small Cap Fund. Subject to the supervision of the Adviser and Board of Trustees, NorthPointe manages the portion of the Small Cap Fund’s assets allocated to it in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Small Cap Fund’s assets allocated to it, NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 as a domestic equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds. NorthPointe is a majority-owned subsidiary of NorthPointe Holdings, LLC.

Management Fees

Each Fund pays the Adviser a management fee based on each Fund’s average daily net assets. With respect to the Mid Cap Fund and Select Small Cap Fund, the Adviser pays each subadviser from the management fee it receives.

The total annual advisory fees each Fund pays the Adviser (as a percentage of the average daily net assets of each Fund) are as follows:

Fund Assets	Management Fee
Aberdeen Select Equity Fund
On assets up to $500 million	0.80%
On assets of $500 million up to $2 billion	0.70%
On assets of $2 billion and more	0.65%

Aberdeen Select Mid Cap Growth Fund
On assets up to $250 million	0.80%
On assets of $250 million up to $1 billion	0.77%
On assets of $1 billion up to $2 billion	0.74%
On assets of $2 billion up to $5 billion	0.71%
On assets up to $5 billion and more	0.68%

Aberdeen Select Small Cap Fund
All assets	0.95%

Aberdeen Select Growth Fund
On assets up to $500 million	0.90%
On assets of $500 million up to $2 billion	0.80%
On assets of $2 billion and more	0.75%

Aberdeen Hedged Core Equity Fund
All assets	1.25%

Aberdeen Market Neutral Fund
All assets	1.25%

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Section 3 – Fund Management (continued)

Fund Assets	Management Fee
Aberdeen Equity Long-Short Fund
Up to $250 million	1.50%
$250 million or more	1.25%

Aberdeen Health Sciences
On assets up to $500 million	0.90%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%

Aberdeen Natural Resources Fund
On assets up to $500 million	0.70%
On assets of $500 million up to $2 billion	0.65%
On assets of $2 billion and more	0.60%

Aberdeen Technology and Communications Fund
On assets up to $500 million	0.88%
On assets of $500 million up to $2 billion	0.83%
On assets of $2 billion and more	0.78%

Aberdeen Small Cap Fund
Up to $100 million	0.95%
$100 million or more	0.80%

Aberdeen Small Cap Opportunities Fund
On assets up to $500 million	0.85%
On assets of $500 million up to $2 billion	0.75%
On assets of $2 billion and more	0.70%

Aberdeen Small Cap Growth Fund
On assets up to $500 million	0.95%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%

Aberdeen Small Cap Value
On assets up to $500 million	0.95%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%

Portfolio Management

The Adviser generally uses a team based approach for management of each Fund. The Funds’ portfolio managers and analysts are all members of the Aberdeen U.S. equity team lead by Shahreza Yusof, Head of U.S. Equities. Information about the Aberdeen U.S. equity team member or members primarily responsible for managing each Fund is included below.

Aberdeen Select Equity Fund

Gary D. Haubold, CFA, is the portfolio manager to the Select Equity Fund and has managed it since September 2004.

Mr. Haubold is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Senior Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since December 2003.

Aberdeen Select Mid Cap Growth Fund

Joseph C. O’Connor is responsible for the day-to-day management of the Mid Cap Fund, including the selection of the Fund’s investments, and has managed the assets of Fund since September 2004. Mr. O’Connor is currently a portfolio manager with Security Global Investors. Mr. O’Connor previously was a managing director of Nationwide Separate Accounts LLC (“NSA”) where he was primarily responsible for the management of the mid-cap portfolio. Prior to NSA, Mr. O’Connor was senior vice president, managing director and board member of GROUPAMA Asset Management N.A. (“GROUPAMA”) which he joined in 2000. In May 2003, GROUPAMA was acquired and renamed NSA and assumed the investment advisory and operational responsibilities of GROUPAMA.

Aberdeen Select Small Cap Fund

Small Cap Growth Sleeve

NorthPointe, a majority-owned subsidiary of NorthPointe Holdings, LLC, is a subadviser to the Select Small Cap Fund.

Carl P. Wilk, CFP, and Karl Knas, CPA, are portfolio managers of the portion of the Select Small Cap Fund managed by NorthPointe.

Mr. Wilk joined NorthPointe in April 2002. He has more than 17 years of experience managing micro- and small-capitalization securities.

Mr. Knas joined NorthPointe in March 2003. Previously, he was an equity research analyst at SoundView Technology Group from August 2001.

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Section 3 – Fund Management (continued)

Small Cap Value Sleeve

Gary D. Haubold, CFA, William Gerlach, CFA and Charles Purcell, CFA are the portfolio managers for the value sleeve of the Select Small Cap Fund having managed it since its inception in December 2004.

Mr. Haubold is a Senior Investment Manager with Aberdeen Asset Management Inc. and prior to joining Aberdeen in October 2007, he was a Senior Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since December 2003.

Mr. Gerlach is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Senior Portfolio Manager with Nationwide Fund Advisors since December 2003.

Mr. Purcell is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was Senior Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since December 2003.

Aberdeen Select Growth Fund

Christopher Baggini, CFA, and Douglas Burtnick, CFA, are the portfolio managers to the Select Growth Fund. Mr. Baggini has managed the fund since its inception in June 2000 and Mr. Burtnick joined him in May 2002.

Mr. Baggini is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Senior Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since March 2000.

Mr. Burtnick is an Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Portfolio Manager with Nationwide Fund Advisors since May 2002.

Aberdeen Hedged Core Equity Fund

Joseph A. Cerniglia, CFA, is the portfolio manager to the Hedged Core Equity Fund and has managed it since its inception in September 2006.

Mr. Cerniglia is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since September 2000.

Aberdeen Market Neutral Fund

Joseph A. Cerniglia, CFA, is the portfolio manager to the Market Neutral Fund and has managed it since its inception in September 2006.

Mr. Cerniglia is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since September 2000.

Aberdeen Equity Long-Short Fund

Christopher Baggini, CFA and Douglas Burtnick, CFA are the portfolio managers to the Long-Short Fund, and have managed it since June 2004.

Mr. Baggini is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Senior Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since March 2000.

Mr. Burtnick is an Investment Manager with Aberdeen Asset Management Inc. and prior to joining Aberdeen in October 2007, he was a Portfolio Manager with Nationwide Fund Advisors since May 2002.

Aberdeen Health Sciences Fund

Douglas Burtnick, CFA is the portfolio manager to the Health Sciences Fund and has managed it since November 2006.

Mr. Burtnick is an Investment Manager with Aberdeen Asset Management Inc. and prior to joining Aberdeen in October 2007, he was a Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since May 2002.

Aberdeen Natural Resources Fund

William Gerlach, CFA, and Jason Kotik, CFA are the portfolio managers to the Natural Resources Fund and have managed it since its inception in June 2004.

Mr. Gerlach is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Senior Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since December 2003.

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Section 3 – Fund Management (continued)

Mr. Kotik is an Investment Manager with Aberdeen Asset Management Inc. and prior to joining Aberdeen in October 2007, he was an Assistant Portfolio Manager and Senior Equity Research Analysts with Nationwide Fund Advisors, the Fund’s previous adviser, since November 2000.

Aberdeen Technology and Communications Fund

Robert V. Tango, Jr. is the portfolio manager to the Technology and Communications Fund and has been on the team managing the Fund since May 2006. Mr. Tango is an Investment Manager with Aberdeen Asset Management Inc. and prior to joining Aberdeen in October 2007, he was a Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since May 2006. Prior to Nationwide, he was with SIDUS Investment Management, a New York based hedge fund where he provided research coverage for the technology sector and recommended investment ideas for the portfolio (November 2005 to May 2006). Mr. Tango has also worked at Lazard Capital Markets, LLC (May 2004 to October 2005) and William Blair & Company, LLC (July 2000 to May 2004) where he was responsible for fundamental research coverage of the technology hardware sector – including telecom equipment, enterprise hardware, broadband equipment, communications software, semi-conductors and semi-cap consumables.

Aberdeen Small Cap Fund

Charles Purcell, CFA, William Gerlach, CFA and Gary Haubold, CFA are the portfolio managers to the Small Cap Fund having managed it since December 2003.

Mr. Purcell is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was Senior Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since December 2003.

Mr. Gerlach is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Senior Portfolio Manager with Nationwide Fund Advisors since December 2003.

Mr. Haubold is a Senior Investment Manager with Aberdeen Asset Management Inc. and prior to joining Aberdeen in October 2007, he was a Senior Portfolio Manager with Nationwide Fund Advisors since December 2003.

Aberdeen Small Cap Opportunities Fund

Joseph A. Cerniglia, CFA, is the portfolio manager to the Small Cap Opportunities Fund, having managed it since its inception in September 2006.

Mr. Cerniglia is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since September 2000.

Aberdeen Small Cap Growth Fund

Christopher Baggini, CFA, and Jason Kotik, CFA are the portfolio managers to the Small Cap Growth Fund, having been part of the team managing it since its inception.

Mr. Baggini is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Senior Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since March 2000.

Mr. Kotik is an Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was an Assistant Portfolio Manager and Senior Equity Research Analyst with Nationwide Fund Advisors since November 2000.

Aberdeen Small Cap Value Fund

Gary D. Haubold, CFA, William Gerlach, CFA and Charles Purcell, CFA are the portfolio managers for the Small Cap Value Fund having managed it since its inception in September 2006.

Mr. Haubold is a Senior Investment Manager with Aberdeen Asset Management Inc. and prior to joining Aberdeen in October 2007, he was a Senior Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since December 2003.

Mr. Gerlach is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Senior Portfolio Manager with Nationwide Fund Advisors since December 2003.

Mr. Purcell is a Senior Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was Senior Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since December 2003.

Fund Management

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Section 3 – Fund Management (concluded)

Multi-Manager Structure

The Adviser and the Trust have applied for an exemptive order from the Securities and Exchange Commission for a multi-manager structure that will allow the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also will allow the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees, but without shareholder approval. Currently, the following Funds have subadvisers:

Fund	Subadviser
Aberdeen Select Small Cap Fund	NorthPointe Capital, LLC
Aberdeen Select Mid Cap Growth Fund	Security Investors, LLC

If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order will allow the Funds greater flexibility enabling them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the subadvisers; and

•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

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Section 4 – Investing with Aberdeen Funds

A Note About Share Classes

Each Fund offers six share classes – Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. The Mid Cap Fund also offers Class D Shares, which are only available to certain investors.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how long you expect to own your shares;

•	how much you intend to invest;

•	total costs and expenses associated with a particular share class; and

•	whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.

The Aberdeen Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class D, Class B and Class C shares. Class A and Class C shares are available to all investors. Class B shares are only available to existing shareholders of Class B shares.

Class D, Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class D, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

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Section 4 – Investing with Aberdeen Funds (continued)

Comparing Class A, Class D, Class B and Class C Shares

Classes and Charges	Points to Consider

Class A and Class D Shares

Front-end sales charge up to 5.75% for Class A shares and 4.50% for Class D shares	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC) (Class A Shares only)(1)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% (Class A shares only) Administrative services fee of up to 0.25%	Total annual operating expenses are lower than Class B and Class C expenses which means higher dividends and/or NAV per share. No conversion feature. No maximum investment amount.

Class B Shares

CDSC up to 5.00%

No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines 1% in most years to zero after six years.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee	Total annual operating expenses are higher than Class A expenses which means lower-dividends and/or NAV per share.

Automatic conversion to Class A shares after seven years, which means lower annual expenses in the future.

Maximum investment amount of $100,000. Larger investments may be rejected.

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares. No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee

Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.

No conversion feature.

Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.
(2)	This limit was calculated based on a one-year holding period.

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Section 4 – Investing with Aberdeen Funds (continued)

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges For Class A Shares

	Sales Charge as a Percentage of		Dealer Commission as Percentage of Offering Price
Amount of Purchase	Offering Price	Net Amount Invested (Approximately)
Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	*

*	Dealer may be eligible for a finders fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Class D Shares

Class D shares are available to the following:

•

Investors who received Class D shares of a Fund in a reorganization of a Nationwide fund into a series of the Trust, as long as you purchase the Class D shares through the same account in the same capacity and

•	Persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

Front-End Sales Charges for Class D Shares of the Mid Cap Growth Fund

	Sales Charge as a Percentage of		Dealer Commission as Percentage of Offering Price
Amount of Purchase	Offering Price	Net Amount Invested (Approximately)
Less than $50,000	4.50%	4.71%	4.00%
$50,000 up to $100,000	4.00	4.17	3.50
$100,000 up to $250,000	3.00	3.09	2.50
$250,000 up to $500,000	2.50	2.56	1.75
$500,000 up to $1 million	2.00	2.04	1.25
$1 million up to $25 million	0.50	0.50	0.50
$25 million or more	None	None	None

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Section 4 – Investing with Aberdeen Funds (continued)

Reduction and Waiver of Class A and Class D Sales Charges

If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A and Class D Sales Charges” and “Waiver of Class A and Class D Sales Charges” below and “Reduction of Class A and Class D Sales Charges” and “Net Asset Value Purchase Privilege (Class A Shares Only)” in the SAI for more information. This information regarding breakpoints is available free of charge at www.aberdeeninvestments.com.

Reduction of Class A and Class D Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

•	A Larger Investment. The sales charge decreases as the amount of your investment increases.

•

Rights Of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•

Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•

Letter Of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A and Class D Sales Charges

Front-end sales charges on Class A and Class D shares are waived for the following purchasers:

•	investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Fund or the Funds’ distributor to waive sales charges (Class A shares only);

•

directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor (Class A shares only);

•	any investor who pays for shares with proceeds from sales of Class D shares of an Aberdeen Fund if the new Fund does not offer Class D Shares and Class A Shares are purchased instead;

•	retirement plans (Class A shares only);

•	investment advisory clients of the Adviser’s affiliates; and

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Section 4 – Investing with Aberdeen Funds (continued)

•	directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares).

A CDSC of up to 1.00% applies to purchases of $1 million or more of Class A Shares if a “finders fee” is paid by the Funds’ distributor or Adviser to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC does not apply:

•	if you are eligible to purchase Class A shares without a sales charge for another reason; or

•	no finders fee was paid; or

•	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Funds Purchased	Amount of Purchase $1 million up to $4 million	$4 million up to $25 million	$25 million or more
Aberdeen Technology and Communications Fund, Aberdeen Health Sciences Fund, Aberdeen Select Equity Fund, Aberdeen Select Growth Fund, Aberdeen Select Mid Cap Growth Fund, Aberdeen Equity Long-Short Fund, Aberdeen Natural Resources Fund, Aberdeen Select Small Cap Fund, Aberdeen Hedged Core Equity Fund, Aberdeen Market Neutral Fund, Aberdeen Small Cap Opportunities Fund, Aberdeen Small Cap Growth Fund, and Aberdeen Small Cap Value Fund.	1.00%	0.50%	0.25%
Aberdeen Small Cap Fund	0.50%	0.50%	0.25%

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A shareholder may be subject to a CDSC if he or she redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares” for a list of situations where a CDSC is not charged. If you purchase more than one Aberdeen Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Aberdeen Funds purchased and is proportional to the amount you redeem from each Aberdeen Fund.

Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares

The CDSC is waived on:

•	the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

•	Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

•	Class A, Class B or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

Section 4 – Investing with Aberdeen Funds (continued)

•	mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts; and

•	redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds, the Funds’ Adviser or the Funds’ distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class B Shares

The Funds have ceased offering Class B shares (with exceptions for shareholders who received Class B shares in connection with the Trust’s reorganization with Nationwide Mutual Funds (“existing Class B shareholders”)). New investments of Class B shares, other than by existing Class B shareholders, are no longer permitted. Existing shareholders of Class B shares of Aberdeen Funds may: (i) continue as Class B shareholders; (ii) continue to make additional purchases of Class B shares; (iii) continue to reinvest dividends and distributions into Class B shares; and (iv) exchange their Class B shares for Class B shares of other series of Aberdeen Funds, as permitted by existing exchange privileges. For Class B shares outstanding and Class B shares purchased, reinvested or exchanged, by existing Class B shareholders, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

Sale Within	Sales Charge
1 Year	5%
2 Years	4%
3 Years	3%
4 Years	3%
5 Years	2%
6 Years	1%
7 Years or More	0%

The Funds’ distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales.

Conversion of Class B Shares

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares” for a list of situations where a CDSC is not charged.

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares.

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Section 4 – Investing with Aberdeen Funds (continued)

Share Classes Available Only to Institutional Accounts

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•	the level of distribution and administrative services the plan requires;

•	the total expenses of the share class; and

•	the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•	401(k) plans;

•	457 plans;

•	403(b) plans;

•	profit sharing and money purchase pension plans;

•	defined benefit plans;

•	non-qualified deferred compensation plans; and

•

other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•	institutional non-retirement accounts;

•	traditional and Roth IRAs;

•	Coverdell Education Savings Accounts;

•	SEPs and SAR-SEPs;

•	SIMPLE IRAs;

•	one-person Keogh plans;

•	individual 403(b) plans; or

•	529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•

retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

•

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•	registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services; or

•	life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•	funds of funds offered by affiliates of the Funds;

•	retirement plans for which no third-party administrator receives compensation from the Funds;

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Section 4 – Investing with Aberdeen Funds (continued)

•

institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•	rollover individual retirement accounts from such institutional advisory accounts;

•

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•	registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients; or

•	high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial adviser or other intermediary.

Distribution and Services Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Funds’ distributor or any other entity approved by the board (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

Class	As a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class B shares	1.00% (0.25% service fee)
Class C shares	1.00% (0.25% service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)

Administrative Services Fees

Class A, Class D, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class D, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund’s Class A, Class D, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may

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Section 4 – Investing with Aberdeen Funds (continued)

be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•	the Funds’ distributor and other affiliates of the Adviser;

•	broker-dealers;

•	financial institutions; and

•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response    Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•	make transactions;

•	hear fund price information; and

•	obtain mailing and wiring instructions.

Internet    Go to www.aberdeeninvestments.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•	download Fund prospectuses;

•	obtain information on the Aberdeen Funds;

•	access your account information; and

•	request transactions, including purchases, redemptions and exchanges.

By Regular Mail    Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148.

By Overnight Mail    Aberdeen Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

By Fax    866-923-4269.

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Section 4 – Investing with Aberdeen Funds (continued)

Fund Transactions – Class A, Class D, Class B and Class C Shares

All transaction orders must be received by the Funds’ transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.

How to Buy Shares	How to Exchange* or Sell** Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders. ** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.	By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

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Section 4 – Investing with Aberdeen Funds (continued)

How to Buy Shares	How to Exchange* or Sell** Shares

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com. However, the Funds may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)

•   if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•   your bank may charge a fee to wire funds.

•   the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

•   your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•   Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•   your financial institution may also charge a fee for receiving the wire.

•   funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions. Institutional Service Class or Institutional Class shares should call our toll-free number.

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Section 4 – Investing with Aberdeen Funds (continued)

Buying Shares

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

•	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•

generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.

Fair Value Pricing

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Pricing Committee, consisting of officers of the Trust and employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Pricing Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Valuation Committee of the Board of Trustees.

A “significant event” is an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

•	New Year’s Day

•	Martin Luther King, Jr. Day

•	Presidents’ Day

•	Good Friday

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Section 4 – Investing with Aberdeen Funds (continued)

•	Memorial Day

•	Independence Day

•	Labor Day

•	Thanksgiving Day

•	Christmas Day

•	Other days when the New York Stock Exchange is closed.

Minimum Investments

CLASS A, CLASS D, CLASS B AND CLASS C SHARES
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)
Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$50,000 (per Fund)
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

•	name;

•	date of birth (for individuals);

•	residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts With Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

•

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

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Section 4 – Investing with Aberdeen Funds (continued)

•

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

•	both accounts have the same registration;

•	your first purchase in the new fund meets its minimum investment requirement; and

•	you purchase the same class of shares. For example, you may exchange between Class A shares of any Aberdeen Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

•	if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

Automatic Withdrawal Program

You may elect to automatically redeem Class A, Class D, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading is restricted; or

•	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

•	is engaged in excessive trading or

•	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as

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undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind by shareholders including affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

•	your account address has changed within the last 15 calendar days;

•	the redemption check is made payable to anyone other than the registered shareholder;

•	the proceeds are mailed to any address other than the address of record; or

•	the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Aberdeen Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Aberdeen Funds or sales and repurchases of Aberdeen Funds within a short time period) may:

•	disrupt portfolio management strategies;

•	increase brokerage and other transaction costs; and

•	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the Adviser; its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

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Section 4 – Investing with Aberdeen Funds (continued)

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

•	restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

•	an exchange equaling 1% or more of a Fund’s NAV may be rejected and

•

redemption and exchange fees are imposed on certain Aberdeen Funds. These Aberdeen Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Aberdeen Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

Fair Valuation

The Funds have fair value pricing procedures in place as described above in Section 4, Investing with Aberdeen Funds: Buying Shares – Share Price. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Exchange and Redemption Fees

In order to discourage excessive trading, the Aberdeen Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

•	shares redeemed or exchanged under regularly scheduled withdrawal plans;

•	shares purchased through reinvested dividends or capital gains;

•	shares redeemed following the death or disability of a shareholder. The disability, determination of disability, and subsequent redemption must have occurred during the period the fee applied;

•	shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

•	shares redeemed or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction; or

•	shares redeemed or exchanged by any “fund of funds” that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

•	broker wrap fee and other fee-based programs;

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Section 4 – Investing with Aberdeen Funds (concluded)

•	qualified retirement plan accounts;

•	omnibus accounts where there is no capability to impose an exchange fee on underlying customers’ accounts; and

•	intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Aberdeen Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Aberdeen Fund if you have held the shares of the fund for less than the minimum holding period listed below:

Fund	Exchange/Redemption Fee	Minimum Holding Period (Calendar Days)
Aberdeen China Opportunities Fund	2.00%	90
Aberdeen Developing Markets Fund	2.00%	90
Aberdeen Global Financial Services Fund	2.00%	90
Aberdeen Health Sciences Fund	2.00%	90
Aberdeen Natural Resources Fund	2.00%	90
Aberdeen Technology and Communications Fund	2.00%	90
Aberdeen Global Utilities Fund	2.00%	90
Aberdeen Hedged Core Equity Fund	2.00%	90
Aberdeen International Equity Fund	2.00%	90
Aberdeen Market Neutral Fund	2.00%	90
Aberdeen Select Mid Cap Growth Fund	2.00%	90
Aberdeen Small Cap Fund	2.00%	90
Aberdeen Small Cap Opportunities Fund	2.00%	90
Aberdeen Small Cap Growth Fund	2.00%	90
Aberdeen Select Small Cap Fund	2.00%	90
Aberdeen Small Cap Value Fund	2.00%	90
Aberdeen Equity Long-Short Fund	2.00%	90
Aberdeen Select Worldwide Fund	2.00%	90
Aberdeen Select Equity Fund	2.00%	30
Aberdeen Select Growth Fund	2.00%	30
Aberdeen Tax-Free Income Fund	2.00%	7

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111

Section 5 – Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•	distributions are taxable to you at either ordinary income or capital gains tax rates;

•	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•	for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

•	for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction, subject to certain limitations; and

•	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you are a taxable investor invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Aberdeen Fund to

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112

Section 5 – Distributions and Taxes (concluded)

another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by a Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.

Tax Status For Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

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113

Section 6 – Financial Highlights

The financial highlights information presented for the Funds is the financial history of the predecessor Class A, Class B, Class C, Class D, Class R, Institutional Service Class and Institutional Class shares of the corresponding Funds of Nationwide Mutual Funds (the “Predecessor Funds”), which have been reorganized into the Funds as shown in the chart below. The financial highlights tables are intended to help you understand the Predecessor Funds’ financial performance for the past five years ended October 31. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Predecessor Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Predecessor Funds’ financial statements, is included in the Predecessor Funds’ most recent annual report, which is available upon request.

Fund	Corresponding Predecessor Fund
Aberdeen Select Equity Fund	Nationwide Leaders Fund
Aberdeen Select Mid Cap Growth Fund	Nationwide Mid Cap Growth Leaders Fund
Aberdeen Select Small Cap Fund	Nationwide Small Cap Leaders Fund
Aberdeen Select Growth Fund	Nationwide U.S. Growth Leaders Fund
Aberdeen Hedged Core Equity Fund	Nationwide Hedged Core Equity Fund
Aberdeen Market Neutral Fund	Nationwide Market Neutral Fund
Aberdeen Equity Long-Short Fund	Nationwide U.S. Growth Leaders Long-Short Fund
Aberdeen Health Sciences Fund	Nationwide Health Sciences Fund
Aberdeen Natural Resources Fund	Nationwide Natural Resources Fund
Aberdeen Technology and Communications Fund	Nationwide Technology and Communications Fund
Aberdeen Small Cap Fund	Nationwide Small Cap Fund
Aberdeen Small Cap Opportunities Fund	Nationwide Small Cap Core Fund
Aberdeen Small Cap Growth Fund	Nationwide Small Cap Growth Opportunities Fund
Aberdeen Small Cap Value Fund	Nationwide Small Cap Value Fund

Financial Highlights

114

Section 6 – Financial Highlights (continued)

ABERDEEN SELECT EQUITY FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2003	$9.46	(i )	1.98	1.98	(0.04)	—	(0.04)	$11.40	20.97%	$1,351	1.45%	(0.04)%	3.23%	(1.82)%	196.86%
Year Ended October 31, 2004	$11.40	(0.04)	1.18	1.14	—	—	—	$12.54	10.00%	$1,445	1.47%	(0.31)%	2.61%	(1.46)%	230.95%
Year Ended October 31, 2005	$12.54	0.10	2.12	2.22	(0.08)	(0.76)	(0.84)	$13.92	18.12%	$5,309	1.51%	0.94%	1.80%	0.65%	522.67%
Year Ended October 31, 2006	$13.92	0.11	1.83	1.94	(0.20)	(1.49)	(1.69)	$14.17	15.16%	$7,117	1.56%	0.72%	1.75%	0.52%	599.86%
Year Ended October 31, 2007(h)	$14.17	0.04	2.30	2.34	(0.02)	(1.14)	(1.16)	$15.35	17.53%	$8,459	1.52%	0.30%	1.68%	0.14%	759.85%
Class B Shares
Year Ended October 31, 2003	$9.40	(0.09)	1.97	1.88	(0.01)	—	(0.01)	$11.27	20.08%	$350	2.20%	(0.74)%	4.11%	(2.65)%	196.86%
Year Ended October 31, 2004	$11.27	(0.12)	1.17	1.05	—	—	—	$12.32	9.32%	$410	2.20%	(1.05)%	3.34%	(2.20)%	230.95%
Year Ended October 31, 2005	$12.32	0.03	2.05	2.08	(0.02)	(0.76)	(0.78)	$13.62	17.25%	$769	2.20%	0.32%	2.55%	(0.04)%	522.67%
Year Ended October 31, 2006	$13.62	0.02	1.78	1.80	(0.15)	(1.49)	(1.64)	$13.78	14.35%	$1,096	2.27%	(0.06)%	2.47%	(0.27)%	599.86%
Year Ended October 31, 2007(h)	$13.78	(0.05)	2.23	2.18	—	(1.14)	(1.14)	$14.82	16.78%	$1,098	2.20%	(0.37)%	2.36%	(0.52)%	759.85%
Class C Shares
Year Ended October 31, 2003	$9.40	(0.08)	1.96	1.88	(0.01)	—	(0.01)	$11.27	20.08%	$358	2.20%	(0.82)%	3.95%	(2.57)%	196.86%
Year Ended October 31, 2004	$11.27	(0.12)	1.16	1.04	—	—	—	$12.31	9.32%	$404	2.20%	(1.05)%	3.34%	(2.20)%	230.95%
Year Ended October 31, 2005	$12.31	0.03	2.07	2.10	(0.03)	(0.76)	(0.79)	$13.62	17.30%	$2,046	2.20%	0.40%	2.43%	0.18%	522.67%
Year Ended October 31, 2006	$13.62	0.02	1.78	1.80	(0.16)	(1.49)	(1.65)	$13.77	14.32%	$3,606	2.27%	(0.06)%	2.47%	(0.27)%	599.86%
Year Ended October 31, 2007(h)	$13.77	(0.05)	2.22	2.17	—	(1.14)	(1.14)	$14.80	16.71%	$3,686	2.21%	(0.38)%	2.35%	(0.52)%	759.85%
Class R Shares
Period Ended October 31, 2003(f)	$10.98	(0.01)	0.31	0.30	—	—	—	$11.28	2.73%	$1	1.80%	(1.11)%	1.90%	(1.21)%	196.86%
Year Ended October 31, 2004	$11.28	(0.08)	1.17	1.09	—	—	—	$12.37	9.66%	$1	1.81%	(0.69)%	2.91%	(1.79)%	230.95%
Year Ended October 31, 2005	$12.37	0.14	2.06	2.20	(0.08)	(0.76)	(0.84)	$13.73	18.19%	$1	1.45%	1.04%	1.79%	0.70%	522.67%
Year Ended October 31, 2006	$13.73	0.07	1.81	1.88	(0.19)	(1.49)	(1.68)	$13.93	14.87%	$2	1.80%	0.50%	2.02%	0.28%	599.86%
Year Ended October 31, 2007(h)	$13.93	0.03	2.22	2.25	(0.01)	(1.14)	(1.15)	$15.03	17.13%	$64	1.76%	0.20%	1.90%	0.06%	759.85%

Financial Highlights

115

Section 6 – Financial Highlights (continued)

ABERDEEN SELECT EQUITY FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Institutional Service Class Shares
Year Ended October 31, 2003	$9.47	(i )	1.99	1.99	(0.04)	—	(0.04)	$11.42	21.10%	$1,395	1.38%	0.01%	3.06%	(1.67)%	196.86%
Year Ended October 31, 2004	$11.42	(0.03)	1.18	1.15	—	—	—	$12.57	10.07%	$2,377	1.41%	(0.27)%	2.56%	(1.42)%	230.95%
Year Ended October 31, 2005	$12.57	0.12	2.12	2.24	(0.09)	(0.76)	(0.85)	$13.96	18.23%	$6,674	1.43%	0.98%	1.75%	0.66%	522.67%
Year Ended October 31, 2006(h)	$13.96	0.31	1.66	1.97	(0.09)	(1.49)	(1.58)	$14.35	15.27%	$431	1.44%	2.27%	1.54%	2.18%	599.86%
Year Ended October 31, 2007(h)	$14.35	0.09	2.33	2.42	(0.05)	(1.14)	(1.19)	$15.58	17.84%	$507	1.24%	0.60%	1.39%	0.45%	759.85%
Institutional Class Shares
Period Ended October 31, 2004(g)	$12.22	(0.01)	0.37	0.36	—	—	—	$12.58	2.95%	$1	1.12%	(0.17)%	2.44%	(1.50)%	230.95%
Year Ended October 31, 2005	$12.58	0.17	2.09	2.26	(0.12)	(0.76)	(0.88)	$13.96	18.37%	$1	1.20%	1.23%	1.77%	0.72%	522.67%
Year Ended October 31, 2006	$13.96	0.15	1.85	2.00	(0.23)	(1.49)	(1.72)	$14.24	15.60%	$1	1.22%	1.08%	1.41%	0.89%	599.86%
Year Ended October 31, 2007(h)	$14.24	0.11	2.29	2.40	(0.05)	(1.14)	(1.19)	$15.45	17.85%	$5,858	1.20%	0.78%	1.36%	0.62%	759.85%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.
(i)	The amount is less than $0.005.

Financial Highlights

116

Section 6 – Financial Highlights (continued)

ABERDEEN SELECT MID CAP GROWTH FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2003	$8.50	(0.12)	2.92	2.80	$11.30	32.94%	$6,441	1.55%	(1.27)%	1.99%	(1.71)%	365.45%
Year Ended October 31, 2004	$11.30	(0.12)	0.34	0.22	$11.52	1.95%	$5,769	1.50%	(0.97)%	1.98%	(1.44)%	405.85%
Year Ended October 31, 2005	$11.52	(0.09)	2.32	2.23	$13.75	19.36%	$6,624	1.52%	(0.74)%	1.82%	(1.03)%	149.29%
Year Ended October 31, 2006	$13.75	(0.09)	1.45	1.36	$15.11	9.89%	$6,926	1.48%	(0.57)%	1.54%	(0.64)%	164.51%
Year Ended October 31, 2007(h)	$15.11	(0.12)	3.51	3.39	$18.50	22.44%	$8,128	1.51%	(0.72)%	1.51%	(0.72)%	158.95%
Class B Shares
Year Ended October 31, 2003	$8.03	(0.18)	2.76	2.58	$10.61	32.13%	$3,663	2.24%	(1.96)%	2.68%	(2.40)%	365.45%
Year Ended October 31, 2004	$10.61	(0.18)	0.31	0.13	$10.74	1.23%	$3,324	2.20%	(1.66)%	2.67%	(2.13)%	405.85%
Year Ended October 31, 2005	$10.74	(0.19)	2.19	2.00	$12.74	18.62%	$3,387	2.22%	(1.43)%	2.52%	(1.72)%	149.29%
Year Ended October 31, 2006	$12.74	(0.19)	1.36	1.17	$13.91	9.18%	$3,096	2.17%	(1.25)%	2.24%	(1.32)%	164.51%
Year Ended October 31, 2007(h)	$13.91	(0.22)	3.22	3.00	$16.91	21.57%	$2,604	2.20%	(1.40)%	2.21%	(1.41)%	158.95%
Class C Shares
Year Ended October 31, 2003	$8.04	(0.16)	2.74	2.58	$10.62	32.09%	$69	2.24%	(1.96)%	2.69%	(2.41)%	365.45%
Year Ended October 31, 2004	$10.62	(0.16)	0.29	0.13	$10.75	1.22%	$77	2.20%	(1.65)%	2.69%	(2.14)%	405.85%
Year Ended October 31, 2005(h)	$10.75	(0.18)	2.18	2.00	$12.75	18.60%	$429	2.23%	(1.45)%	2.46%	(1.69)%	149.29%
Year Ended October 31, 2006	$12.75	(0.18)	1.35	1.17	$13.92	9.18%	$741	2.16%	(1.29)%	2.23%	(1.35)%	164.51%
Year Ended October 31, 2007(h)	$13.92	(0.22)	3.22	3.00	$16.92	21.55%	$1,191	2.19%	(1.42)%	2.19%	(1.42)%	158.95%
Class D Shares
Year Ended October 31, 2003	$8.60	(0.10)	2.97	2.87	$11.47	33.37%	$11,747	1.24%	(0.96)%	1.69%	(1.40)%	365.45%
Year Ended October 31, 2004	$11.47	(0.08)	0.34	0.26	$11.73	2.27%	$10,857	1.20%	(0.66)%	1.67%	(1.13)%	405.85%
Year Ended October 31, 2005	$11.73	(0.06)	2.38	2.32	$14.05	19.78%	$11,232	1.22%	(0.43)%	1.52%	(0.72)%	149.29%
Year Ended October 31, 2006	$14.05	(0.04)	1.49	1.45	$15.50	10.32%	$10,614	1.17%	(0.26)%	1.24%	(0.33)%	164.51%
Year Ended October 31, 2007(h)	$15.50	(0.07)	3.60	3.53	$19.03	22.77%	$11,333	1.20%	(0.41)%	1.20%	(0.41)%	158.95%

Financial Highlights

117

Section 6 – Financial Highlights (continued)

ABERDEEN SELECT MID CAP GROWTH FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Period Ended October 31, 2004(f)	$11.47	(0.11)	0.32	0.21	$11.68	1.83%	$1	1.72%	(1.16)%	2.09%	(1.53)%	405.85%
Year Ended October 31, 2005	$11.68	(0.11)	2.36	2.25	$13.93	19.26%	$1	1.60%	(0.83)%	1.90%	(1.13)%	149.29%
Year Ended October 31, 2006	$13.93	(0.09)	1.47	1.38	$15.31	9.91%	$1	1.53%	(0.63)%	1.57%	(0.66)%	164.51%
Year Ended October 31, 2007(h)	$15.31	(0.20)	3.54	3.34	$18.65	21.82%	$2	1.95%	(1.17)%	1.96%	(1.19)%	158.95%
Institutional Class Shares
Period Ended October 31, 2004(g)	$11.23	(0.01)	0.51	0.50	$11.73	4.45%	$1	1.08%	(0.69)%	2.50%	(2.11)%	405.85%
Year Ended October 31, 2005	$11.73	(0.05)	2.36	2.31	$14.04	19.69%	$16,263	1.23%	(0.51)%	1.43%	(0.71)%	149.29%
Year Ended October 31, 2006	$14.04	(0.05)	1.49	1.44	$15.48	10.26%	$14,894	1.17%	(0.26)%	1.24%	(0.33)%	164.51%
Year Ended October 31, 2007(h)	$15.48	(0.07)	3.60	3.53	$19.01	22.80%	$18,289	1.20%	(0.41)%	1.20%	(0.41)%	158.95%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

Financial Highlights

118

Section 6 – Financial Highlights (continued)

ABERDEEN SELECT SMALL CAP FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Period Ended October 31, 2005(f)	$10.00	(0.01)	0.09	0.08	—	—	—	$10.08	0.80%	$5,449	1.80%	(0.20)%	2.36%	(0.76)%	372.55%
Year Ended October 31, 2006	$10.08	(g )	3.04	3.04	(0.02)	(0.19)	(0.21)	$12.91	30.65%	$21,484	1.61%	(0.05)%	1.66%	(0.10)%	440.62%
Year Ended October 31, 2007	$12.91	(0.05)	1.03	0.98	—	(1.08)	(1.08)	$12.81	7.82%	$21,832	1.59%	(0.39)%	1.59%	(0.40)%	412.18%
Class B Shares
Period Ended October 31, 2005(f)	$10.00	(0.02)	0.05	0.03	—	—	—	$10.03	0.30%	$888	2.49%	(0.88)%	3.00%	(1.39)%	372.55%
Year Ended October 31, 2006	$10.03	(0.04)	2.96	2.92	(g )	(0.19)	(0.19)	$12.76	29.55%	$1,783	2.35%	(0.50)%	2.40%	(0.55)%	440.62%
Year Ended October 31, 2007	$12.76	(0.14)	1.01	0.87	—	(1.08)	(1.08)	$12.55	7.00%	$2,361	2.33%	(1.17)%	2.33%	(1.17)%	412.18%
Class C Shares
Period Ended October 31, 2005(f)	$10.00	(0.04)	0.08	0.04	—	—	—	$10.04	0.40%	$5,657	2.49%	(0.90)%	3.04%	(1.45)%	372.55%
Year Ended October 31, 2006	$10.04	(0.05)	2.98	2.93	(g )	(0.19)	(0.19)	$12.78	29.63%	$11,686	2.35%	(0.57)%	2.40%	(0.63)%	440.62%
Year Ended October 31, 2007	$12.78	(0.13)	0.99	0.86	—	(1.08)	(1.08)	$12.56	6.90%	$20,302	2.34%	(1.18)%	2.34%	(1.18)%	412.18%
Class R Shares
Period Ended October 31, 2005(f)	$10.00	(0.06)	0.11	0.05	—	—	—	$10.05	0.50%	$1	2.26%	(0.74)%	3.03%	(1.51)%	372.55%
Year Ended October 31, 2006	$10.05	(g )	3.00	3.00	(0.02)	(0.19)	(0.21)	$12.84	30.32%	$6	1.95%	(0.46)%	1.99%	(0.50)%	440.62%
Year Ended October 31, 2007	$12.84	(0.06)	0.99	0.93	—	(1.08)	(1.08)	$12.69	7.45%	$534	1.95%	(1.19)%	1.95%	(1.19)%	412.18%
Institutional Service Class Shares
Period Ended October 31, 2005(f)	$10.00	(g )	0.10	0.10	—	—	—	$10.10	1.00%	$1	1.57%	(0.04)%	2.21%	(0.69)%	372.55%
Year Ended October 31, 2006	$10.10	0.01	3.06	3.07	(0.03)	(0.19)	(0.22)	$12.95	30.83%	$86	1.50%	(0.56)%	1.54%	(0.60)%	440.62%
Year Ended October 31, 2007	$12.95	(0.05)	1.04	0.99	—	(1.08)	(1.08)	$12.86	7.88%	$1,038	1.56%	(0.87)%	1.56%	(0.87)%	412.18%

Financial Highlights

119

Section 6 – Financial Highlights (continued)

ABERDEEN SELECT SMALL CAP FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Institutional Class Shares
Period Ended October 31, 2005(f)	$10.00	(0.01)		0.12	0.11	—	—	—	$10.11	1.10%	$4,045	1.49%	0.05%	2.29%	(0.89)%	372.55%
Year Ended October 31, 2006	$10.11	0.07		3.02	3.09	(0.03)	(0.19)	(0.22)	$12.98	31.03%	$5,308	1.35%	0.62%	1.40%	0.57%	440.62%
Year Ended October 31, 2007	$12.98	(g	)	1.01	1.01	—	(1.08)	(1.08)	$12.91	8.03%	$4,210	1.32%	(0.01)%	1.32%	(0.01)%	412.18%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(g)	Amount is less than $0.005.

Financial Highlights

120

Section 6 – Financial Highlights (continued)

ABERDEEN SELECT GROWTH FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Invest- ment Activities	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)		Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)		Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2003	$5.49	(0.03)	2.76	2.73	—	—	$ 8.22	49.73%		$8,714	1.59%		(1.02)%		2.10%		(1.54)%		637.45%
Year Ended October 31, 2004	$8.22	(0.07)	0.34	0.27	—	—	$ 8.49	3.28%		$21,273	1.64%		(1.06)%		1.80%		(1.23)%		510.91%
Year Ended October 31, 2005	$8.49	(0.05)	1.52	1.47	—	—	$ 9.96	17.31%		$76,762	1.56%		(0.89)%		(i)		(i	)	442.04%
Year Ended October 31, 2006	$9.96	(0.06)	0.27	0.21	(0.60)	(0.60)	$ 9.57	1.77%	(j)	$86,364	1.46%	(k)	(0.52	)%(k)	1.48%	(k)	(0.54	)%(k)	389.34%
Year Ended October 31, 2007	$9.57	(0.08)	2.87	2.79	—	—	$12.36	29.29%		$84,973	1.50%		(0.69)%		1.51%		(0.70)%		334.26%
Class B Shares
Year Ended October 31, 2003(f)	$5.40	(0.11)	2.74	2.63	—	—	$ 8.03	48.70%		$2,023	2.30%		(1.72)%		2.96%		(2.38)%		637.45%
Year Ended October 31, 2004	$8.03	(0.13)	0.34	0.21	—	—	$ 8.24	2.62%		$2,572	2.30%		(1.71)%		2.45%		(1.86)%		510.91%
Year Ended October 31, 2005	$8.24	(0.12)	1.47	1.35	—	—	$ 9.59	16.38%		$4,253	2.24%		(1.53)%		(i)		(i	)	442.04%
Year Ended October 31, 2006	$9.59	(0.11)	0.25	0.14	(0.60)	(0.60)	$ 9.13	1.18%	(j)	$6,072	2.15%	(k)	(1.24	)%(k)	2.18%	(k)	(1.27	)%(k)	389.34%
Year Ended October 31, 2007	$9.13	(0.15)	2.74	2.59	—	—	$11.72	28.37%		$6,324	2.21%		(1.40)%		2.21%		(1.40)%		334.26%
Class C Shares
Year Ended October 31, 2003(f)	$5.44	(0.13)	2.77	2.64	—	—	$ 8.08	48.53%		$1,606	2.30%		(1.76)%		2.60%		(2.07)%		637.45%
Year Ended October 31, 2004	$8.08	(0.11)	0.32	0.21	—	—	$ 8.29	2.60%		$4,000	2.30%		(1.74)%		2.47%		(1.91)%		510.91%
Year Ended October 31, 2005	$8.29	(0.15)	1.51	1.36	—	—	$ 9.65	16.41%		$22,774	2.22%		(1.56)%		(i)		(i	)	442.04%
Year Ended October 31, 2006	$9.65	(0.11)	0.25	0.14	(0.60)	(0.60)	$ 9.19	1.18%	(j)	$36,040	2.15%	(k)	(1.23	)%(k)	2.18%	(k)	(1.25	)%(k)	389.34%
Year Ended October 31, 2007	$9.19	(0.15)	2.76	2.61	—	—	$11.80	28.40%		$34,820	2.21%		(1.40)%		2.21%		(1.40)%		334.26%
Class R Shares
Period Ended October 31, 2003(g)	$7.49	(0.01)	0.56	0.55	—	—	$ 8.04	7.34%		$1	1.90%		(1.64)%		2.00%		(1.74	)%(g)	637.45%
Year Ended October 31, 2004	$8.04	(0.11)	0.34	0.23	—	—	$ 8.27	2.86%		$1	1.89%		(1.33)%		2.20%		(1.64)%		510.91%
Year Ended October 31, 2005	$8.27	(l )	1.44	1.44	—	—	$ 9.71	17.41%		$637	1.54%		(0.93)%		(i)		(i	)	442.04%
Year Ended October 31, 2006	$9.71	(0.07)	0.25	0.18	(0.60)	(0.60)	$ 9.29	1.60%	(j)	$1,037	1.70%	(k)	(0.79	)%(k)	1.72%	(k)	(0.80	)%(k)	389.34%
Year Ended October 31, 2007	$9.29	(0.10)	2.78	2.68	—	—	$11.97	28.85%		$1,734	1.81%		(1.02)%		1.81%		(1.02)%		334.26%

Financial Highlights

121

Section 6 – Financial Highlights (continued)

ABERDEEN SELECT GROWTH FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Invest- ment Activities	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)		Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)		Portfolio Turnover(e)
Institutional Service Class Shares
Year Ended October 31, 2003	$5.54	(0.03)	2.80	2.77	—	—	$ 8.31	50.00%		$6,563	1.50%		(0.94)%		2.00%		(1.44)%		637.45%
Year Ended October 31, 2004	$8.31	(0.09)	0.37	0.28	—	—	$ 8.59	3.37%		$7,008	1.54%		(0.93)%		1.68%		(1.08)%		510.91%
Year Ended October 31, 2005	$8.59	(0.07)	1.56	1.49	—	—	$10.08	17.35%		$8,806	1.48%		(0.77)%		(i)		(i	)	442.04%
Year Ended October 31, 2006	$10.08	(0.06)	0.30	0.24	(0.60)	(0.60)	$ 9.72	1.95%	(j)	$719	1.30%	(k)	(0.11	)%(k)	1.33%	(k)	(0.14	)%(k)	389.34%
Year Ended October 31, 2007	$9.72	(0.09)	2.95	2.86	—	—	$12.58	29.69%		$516	1.28%		(0.46)%		1.29%		(0.46)%		334.26%
Institutional Class Shares
Period Ended October 31, 2004(h)	$8.62	(0.02)	(0.01)	(0.03)	—	—	$ 8.59	(0.35)%		$234	1.30%		(0.83)%		1.54%		(1.07	)%(g)	510.91%
Year Ended October 31, 2005	$8.59	(0.03)	1.55	1.52	—	—	$10.11	17.69%		$1,737	1.23%		(0.55)%		(i)		(i	)	442.04%
Year Ended October 31, 2006	$10.11	(0.02)	0.26	0.24	(0.60)	(0.60)	$ 9.75	2.16%(j)		$4,601	1.17%	(k)	(0.29	)%(k)	1.19%	(k)	(0.31	)%(k)	389.34%
Year Ended October 31, 2007	$9.75	(0.04)	2.93	2.89	—	—	$12.64	29.64%		$4,736	1.21%		(0.39)%		1.22%		(0.39)%		334.26%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	There were no fee reductions in this period.
(j)	Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.
(k)	Excludes reimbursement from the Investment Adviser.
(l)	The amount is less than $0.005.

Financial Highlights

122

Section 6 – Financial Highlights (continued)

ABERDEEN HEDGED CORE EQUITY FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Dividend Expense(e)(c)	Portfolio Turnover(f)
Class A Shares
Period Ended October 31, 2006(g)	$10.00	(h	)	0.25	0.25	—	—	$10.25	2.50%	$1	2.30%	0.32%	2.85%	(0.23)%	0.79%	0.00%
Year Ended October 31, 2007	$10.25	0.08		0.81	0.89	(0.09)	(0.09)	$11.05	8.69%	$119	2.47%	0.71%	3.92%	(0.74)%	0.54%	162.51%
Class B Shares
Period Ended October 31, 2006(g)	$10.00	(0.01)		0.25	0.24	—	—	$10.24	2.40%	$1	3.59%	(0.62)%	4.62%	(1.65)%	0.79%	0.00%
Year Ended October 31, 2007	$10.24	(h	)	0.78	0.78	(0.02)	(0.02)	$11.00	7.64%	$1	3.27%	(i )	4.61%	(1.34)%	0.54%	162.51%
Class C Shares
Period Ended October 31, 2006(g)	$10.00	(0.01)		0.25	0.24	—	—	$10.24	2.40%	$1	3.59%	(0.62)%	4.69%	(1.72)%	0.79%	0.00%
Year Ended October 31, 2007	$10.24	0.02		0.76	0.78	(0.02)	(0.02)	$11.00	7.64%	$1	3.21%	0.13%	4.60%	(1.27)%	0.54%	162.51%
Class R Shares
Period Ended October 31, 2006(g)	$10.00	(h	)	0.24	0.24	—	—	$10.24	2.40%	$1	3.23%	(0.25)%	4.01%	(1.03)%	0.79%	0.00%
Year Ended October 31, 2007	$10.24	0.06		0.78	0.84	(0.06)	(0.06)	$11.02	8.19%	$1	2.79%	0.48%	4.13%	(0.86)%	0.54%	162.51%
Institutional Service Class Shares
Period Ended October 31, 2006(g)	$10.00	(h	)	0.25	0.25	—	—	$10.25	2.50%	$1	2.51%	0.47%	3.61%	(0.63)%	0.79%	0.00%
Year Ended October 31, 2007	$10.25	0.11		0.78	0.89	(0.11)	(0.11)	$11.03	8.77%	$1	2.22%	1.05%	3.56%	(0.29)%	0.54%	162.51%
Institutional Class Shares
Period Ended October 31, 2006(g)	$10.00	(h	)	0.25	0.25	—	—	$10.25	2.50%	$5,124	2.39%	0.50%	3.34%	(0.45)%	0.79%	0.00%
Year Ended October 31, 2007	$10.25	0.12		0.78	0.90	(0.11)	(0.11)	$11.04	8.86%	$5,577	2.19%	1.09%	3.47%	(0.19)%	0.54%	162.51%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from September 29, 2006 (commencement operations) through October 31, 2006.
(h)	The amount is less than $0.005.
(i)	The amount is less than 0.005%.

Financial Highlights

123

Section 6 – Financial Highlights (continued)

ABERDEEN MARKET NEUTRAL FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Dividend Expense(e)(c)	Portfolio Turnover(f)
Class A Shares
Period Ended October 31, 2006(g)	$10.00	0.03	0.03	0.06	—	—	$10.06	0.60%	$1	2.23%	3.56%	2.82%	2.97%	0.64%	0.00%
Year Ended October 31, 2007	$10.06	0.17	(0.43)	(0.26)	(0.21)	(0.21)	$9.59	(2.56)%	$129	2.98%	2.74%	3.45%	2.26%	1.38%	254.99%
Class B Shares
Period Ended October 31, 2006(g)	$10.00	0.02	0.03	0.05	—	—	$10.05	0.50%	$1	3.45%	2.10%	4.48%	1.07%	0.64%	0.00%
Year Ended October 31, 2007	$10.05	0.17	(0.48)	(0.31)	(0.13)	(0.13)	$9.61	(3.12)%	$1	4.16%	1.70%	4.62%	1.24%	1.38%	254.99%
Class C Shares
Period Ended October 31, 2006(g)	$10.00	0.02	0.03	0.05	—	—	$10.05	0.50%	$1	3.45%	2.10%	4.53%	1.02%	0.64%	0.00%
Year Ended October 31, 2007	$10.05	0.27	(0.58)	(0.31)	(0.08)	(0.08)	$9.66	(3.07)%	$1	4.05%	1.79%	4.45%	1.39%	1.38%	254.99%
Class R Shares
Period Ended October 31, 2006(g)	$10.00	0.02	0.03	0.05	—	—	$10.05	0.50%	$1	3.09%	2.46%	3.89%	1.65%	0.64%	0.00%
Year Ended October 31, 2007	$10.05	0.22	(0.47)	(0.25)	(0.18)	(0.18)	$9.62	(2.52)%	$1	3.60%	2.26%	4.06%	1.80%	1.38%	254.99%
Institutional Service Class Shares
Period Ended October 31, 2006(g)	$10.00	0.03	0.03	0.06	—	—	$10.06	0.60%	$1	2.36%	3.19%	3.45%	2.10%	0.64%	0.00%
Year Ended October 31, 2007	$10.06	0.27	(0.48)	(0.21)	(0.23)	(0.23)	$9.62	(2.07)%	$1	3.08%	2.79%	3.53%	2.33%	1.38%	254.99%
Institutional Class Shares
Period Ended October 31, 2006(g)	$10.00	0.03	0.03	0.06	—	—	$10.06	0.60%	$5,030	2.24%	3.37%	3.21%	2.40%	0.64%	0.00%
Year Ended October 31, 2007	$10.06	0.22	(0.43)	(0.21)	(0.23)	(0.23)	$9.62	(2.07)%	$12,801	3.03%	2.75%	3.44%	2.34%	1.38%	254.99%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

Financial Highlights

124

Section 6 – Financial Highlights (continued)

ABERDEEN EQUITY LONG-SHORT FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (Includes Dividend Expense)(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Dividend Expense(e)	Portfolio Turnover(f)
Class A Shares
Year Ended June 30, 2003(g)	$10.89	(0.08)	0.14	0.06	—	—	$10.95	0.55%	$29,561	3.47%	(2.04)%	3.66%	(2.23)%	0.40%	424%
Period Ended October 31, 2003(h)	$10.95	(0.07)	1.12	1.05	—	—	$12.00	9.59%	$29,468	3.23%	(1.77)%	(i )	(i )	1.65%	126.69%
Year Ended October 31, 2004	$12.00	0.11	0.77	0.88	(3.32)	(3.32)	$ 9.56	9.03%	$24,411	3.27%	(1.65)%	3.33%	(1.70)%	1.06%	577.36%
Year Ended October 31, 2005	$9.56	(0.02)	0.59	0.57	(0.30)	(0.30)	$ 9.83	6.09%	$33,828	2.81%	(0.18)%	2.91%	(0.27)%	0.64%	827.26%
Year Ended October 31, 2006	$9.83	0.11	0.41	0.52	(0.05)	(0.05)	$10.30	5.27%	$48,717	2.59%	1.16%	2.61%	1.14%	0.56%	739.31%
Year Ended October 31, 2007(g)	$10.30	0.14	1.62	1.76	(0.17)	(0.17)	$11.89	17.26%	$45,037	2.53%	1.25%	2.69%	1.09%	0.69%	608.98%
Class B Shares
Year Ended June 30, 2003(g)	$10.90	(0.23)	0.19	(0.04)	—	—	$10.86	(0.37)%	$141	3.73%	(2.31)%	4.54%	(3.12)%	0.40%	424%
Period Ended October 31, 2003(g)(h)	$10.86	(0.10)	1.12	1.02	—	—	$11.88	9.39%	$414	3.98%	(2.54)%	(i )	(i )	1.65%	126.69%
Year Ended October 31, 2004	$11.88	0.22	0.58	0.80	(3.30)	(3.30)	$ 9.38	8.22%	$653	3.89%	(2.30)%	3.96%	(2.36)%	1.06%	577.36%
Year Ended October 31, 2005	$9.38	(0.09)	0.58	0.49	(0.28)	(0.28)	$ 9.59	5.33%	$814	3.53%	(0.90)%	3.62%	(0.99)%	0.64%	827.26%
Year Ended October 31, 2006	$9.59	0.03	0.40	0.43	(0.01)	(0.01)	$10.01	4.53%	$1,033	3.33%	0.42%	3.35%	0.40%	0.56%	739.31%
Year Ended October 31, 2007(g)	$10.01	0.05	1.58	1.63	(0.10)	(0.10)	$11.54	16.37%	$2,244	3.29%	0.42%	3.48%	0.23%	0.69%	608.98%
Class C Shares
Year Ended June 30, 2003	$9.05	(0.19)	0.17	(0.02)	—	—	$ 9.03	(0.22)%	$1,323	3.72%	(2.31)%	4.54%	(3.13)%	0.40%	424%
Period Ended October 31, 2003(h)	$9.03	(0.08)	0.93	0.85	—	—	$ 9.88	9.41%	$1,487	3.98%	(2.52)%	(i )	(i )	1.65%	126.69%
Year Ended October 31, 2004	$9.88	0.64	(0.01)	0.63	(3.30)	(3.30)	$ 7.21	8.20%	$2,641	3.90%	(2.29)%	3.99%	(2.37)%	1.06%	577.36%
Year Ended October 31, 2005	$7.21	(0.05)	0.42	0.37	(0.29)	(0.29)	$ 7.29	5.35%	$19,372	3.55%	(0.81)%	3.65%	(0.91)%	0.64%	827.26%
Year Ended October 31, 2006	$7.29	0.03	0.30	0.33	(0.03)	(0.03)	$ 7.59	4.48%	$36,586	3.33%	0.47%	3.35%	0.44%	0.56%	739.31%
Year Ended October 31, 2007(g)	$7.59	0.05	1.19	1.24	(0.12)	(0.12)	$ 8.71	16.44%	$24,768	3.24%	0.57%	3.39%	0.42%	0.69%	608.98%

Financial Highlights

125

Section 6 – Financial Highlights (continued)

ABERDEEN EQUITY LONG-SHORT FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (Includes Dividend Expense)(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Dividend Expense(e)	Portfolio Turnover(f)
Class R Shares
Year Ended October 31, 2004(j)	$9.21	(0.11)	0.31	0.20	—	—	$ 9.41	2.17%	$1	3.32%	(1.74)%	3.36%	(1.78)%	1.06%	577.36%
Year Ended October 31, 2005	$9.41	(0.03)	0.59	0.56	(0.29)	(0.29)	$ 9.68	6.16%	$1	2.82%	(0.20)%	2.86%	(0.25)%	0.64%	827.26%
Year Ended October 31, 2006	$9.68	0.08	0.40	0.48	(0.05)	(0.05)	$10.11	4.91%	$1	2.96%	0.77%	2.99%	0.74%	0.56%	739.31%
Year Ended October 31, 2007(g)	$10.11	0.09	1.60	1.69	(0.11)	(0.11)	$11.69	16.78%	$1	2.88%	0.85%	3.08%	0.65%	0.69%	608.98%
Institutional Class Shares
Year Ended October 31, 2004(k)	$9.28	(0.02)	0.31	0.29	—	—	$ 9.57	3.12%	$331	2.24%	(0.52)%	2.43%	(0.72)%	1.06%	577.36%
Year Ended October 31, 2005	$9.57	(0.05)	0.63	0.58	(0.30)	(0.30)	$ 9.85	6.27%	$3,877	2.56%	0.19%	2.67%	0.08%	0.64%	827.26%
Year Ended October 31, 2006	$9.85	0.11	0.44	0.55	(0.06)	(0.06)	$10.34	5.60%	$11,538	2.33%	1.50%	2.35%	1.48%	0.56%	739.31%
Year Ended October 31, 2007(g)	$10.34	0.15	1.65	1.80	(0.20)	(0.20)	$11.94	17.60%	$23,894	2.25%	1.40%	2.43%	1.21%	0.69%	608.98%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period from July 1, 2003 through October 31, 2003.
(i)	There were no fee reductions in this period.
(j)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(k)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

Financial Highlights

126

Section 6 – Financial Highlights (continued)

ABERDEEN HEALTH SCIENCES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Invest- ment Activities	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2003	$8.30	(0.05)	1.99	1.94	—	—	$10.24	23.37%	$4,087	1.57%	(0.75)%	2.29%	(1.47)%	570.16%
Year Ended October 31, 2004	$10.24	(0.06)	0.70	0.64	(0.84)	(0.84)	$10.04	6.26%	$6,144	1.59%	(0.67)%	1.90%	(0.98)%	388.52%
Year Ended October 31, 2005	$10.04	(0.06)	1.71	1.65	(0.06)	(0.06)	$11.63	16.47%	$11,131	1.64%	(0.66)%	1.72%	(0.74)%	401.37%
Year Ended October 31, 2006	$11.63	(0.03)	0.65	0.62	(1.10)	(1.10)	$11.15	5.52%	$10,636	1.57%	(0.24)%	1.58%	(0.25)%	268.38%
Year Ended October 31, 2007(h)	$11.15	(0.03)	1.57	1.54	—	—	$12.69	13.81%	$9,139	1.62%	(0.25)%	1.62%	(0.25)%	142.40%
Class B Shares
Year Ended October 31, 2003	$8.21	(0.13)	1.98	1.85	—	—	$10.06	22.53%	$899	2.25%	(1.41)%	3.06%	(2.22)%	570.16%
Year Ended October 31, 2004	$10.06	(0.13)	0.69	0.56	(0.84)	(0.84)	$ 9.78	5.52%	$1,076	2.25%	(1.32)%	2.56%	(1.63)%	388.52%
Year Ended October 31, 2005	$9.78	(0.13)	1.67	1.54	(0.06)	(0.06)	$11.26	15.78%	$1,302	2.29%	(1.27)%	2.39%	(1.37)%	401.37%
Year Ended October 31, 2006	$11.26	(0.09)	0.61	0.52	(1.10)	(1.10)	$10.68	4.75%	$1,458	2.23%	(0.90)%	2.24%	(0.90)%	268.38%
Year Ended October 31, 2007(h)	$10.68	(0.09)	1.50	1.41	—	—	$12.09	13.20%	$411	2.23%	(0.80)%	2.23%	(0.80)%	142.40%
Class C Shares
Year Ended October 31, 2003	$8.21	(0.12)	1.98	1.86	—	—	$10.07	22.66%	$130	2.25%	(1.45)%	2.96%	(2.16)%	570.16%
Year Ended October 31, 2004	$10.07	(0.04)	0.59	0.55	(0.84)	(0.84)	$ 9.78	5.52%	$2,092	2.25%	(1.44)%	2.57%	(1.76)%	388.52%
Year Ended October 31, 2005	$9.78	(0.12)	1.66	1.54	(0.06)	(0.06)	$11.26	15.66%	$3,899	2.30%	(1.30)%	2.37%	(1.37)%	401.37%
Year Ended October 31, 2006	$11.26	(0.10)	0.63	0.53	(1.10)	(1.10)	$10.69	4.84%	$3,788	2.23%	(0.90)%	2.24%	(0.91)%	268.38%
Year Ended October 31, 2007(h)	$10.69	(0.09)	1.49	1.40	—	—	$12.09	13.10%	$1,265	2.21%	(0.81)%	2.21%	(0.81)%	142.40%
Class R Shares
Period Ended October 31, 2004(f)	$10.04	(0.09)	(0.14)	(0.23)	—	—	$ 9.81	(2.29)%	$1	1.88%	(1.03)%	2.22%	(1.37)%	388.52%
Year Ended October 31, 2005	$9.81	(0.06)	1.68	1.62	(0.06)	(0.06)	$11.37	16.55%	$1	1.60%	(0.59)%	1.67%	(0.65)%	401.37%
Year Ended October 31, 2006	$11.37	(0.03)	0.63	0.60	(1.10)	(1.10)	$10.87	5.46%	$1	1.63%	(0.29)%	1.64%	(0.30)%	268.38%
Year Ended October 31, 2007(h)	$10.87	(0.07)	1.53	1.46	—	—	$12.33	13.43%	$21	1.86%	(0.59)%	1.86%	(0.59)%	142.40%

Financial Highlights

127

Section 6 – Financial Highlights (continued)

ABERDEEN HEALTH SCIENCES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Invest- ment Activities	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Institutional Service Class Shares
Year Ended October 31, 2003	$8.35	(0.04)	2.01	1.97	—	—	$10.32	23.59%	$3,746	1.42%	(0.61)%	2.12%	(1.31)%	570.16%
Year Ended October 31, 2004	$10.32	(0.06)	0.71	0.65	(0.84)	(0.84)	$10.13	6.30%	$4,979	1.46%	(0.54)%	1.76%	(0.84)%	388.52%
Year Ended October 31, 2005	$10.13	(0.05)	1.74	1.69	(0.06)	(0.06)	$11.76	16.72%	$5,828	1.50%	(0.47)%	1.59%	(0.57)%	401.37%
Year Ended October 31, 2006	$11.76	(0.04)	0.69	0.65	(1.10)	(1.10)	$11.31	5.73%	$1,130	1.39%	(0.15)%	1.40%	(0.16)%	268.38%
Year Ended October 31, 2007(h)	$11.31	0.01	1.60	1.61	—	—	$12.92	14.24%	$1,313	1.25%	0.10%	1.26%	0.10%	142.40%
Institutional Class Shares
Period Ended October 31, 2004(g)	$10.92	(0.01)	(0.77)	(0.78)	—	—	$10.14	(7.14)%	$404	1.25%	(0.25)%	1.54%	(0.54)%	388.52%
Year Ended October 31, 2005	$10.14	(0.03)	1.74	1.71	(0.06)	(0.06)	$11.79	16.90%	$3,776	1.29%	(0.35)%	1.34%	(0.41)%	401.37%
Year Ended October 31, 2006	$11.79	0.01	0.66	0.67	(1.10)	(1.10)	$11.36	5.90%	$12,468	1.23%	0.10%	1.24%	0.10%	268.38%
Year Ended October 31, 2007(h)	$11.36	0.01	1.61	1.62	—	—	$12.98	14.26%	$19,535	1.26%	0.09%	1.26%	0.09%	142.40%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

Financial Highlights

128

Section 6 – Financial Highlights (continued)

ABERDEEN NATURAL RESOURCES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redem- ption Fees	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Period Ended October 31, 2004(f)	$10.00	(g )	1.25	1.25	(0.02)	—	(0.02)	—	$11.23	12.58%	$107	1.58%	(1.05)%	4.11%	(3.59)%	48.29%
Year Ended October 31, 2005	$11.23	(g )	7.14	7.14	(0.01)	(0.40)	(0.41)	0.01	$17.97	65.51%	$10,915	1.47%	(0.13)%	1.59%	(0.25)%	313.92%
Year Ended October 31, 2006	$17.97	(0.02)	3.90	3.88	—	(1.56)	(1.56)	0.02	$20.31	22.87%	$20,324	1.38%	(0.07)%	1.38%	(0.07)%	228.18%
Year Ended October 31, 2007	$20.31	(0.03)	7.88	7.85	—	(2.82)	(2.82)	0.01	$25.35	43.54%	$38,497	1.44%	(0.19)%	1.44%	(0.19)%	188.25%
Class B Shares
Period Ended October 31, 2004(f)	$10.00	(0.03)	1.24	1.21	—	—	—	—	$11.21	12.10%	$1	2.30%	(0.88)%	4.44%	(3.02)%	48.29%
Year Ended October 31, 2005	$11.21	(0.04)	7.04	7.00	—	(0.40)	(0.40)	0.01	$17.82	64.49%	$648	2.20%	(0.83)%	2.54%	(1.18)%	313.92%
Year Ended October 31, 2006	$17.82	(0.14)	3.83	3.69	—	(1.56)	(1.56)	0.02	$19.97	21.94%	$1,862	2.12%	(0.84)%	2.13%	(0.85)%	228.18%
Year Ended October 31, 2007	$19.97	(0.16)	7.68	7.52	—	(2.82)	(2.82)	0.01	$24.68	42.52%	$2,999	2.16%	(0.90)%	2.16%	(0.90)%	188.25%
Class C Shares
Period Ended October 31, 2004(f)	$10.00	(0.02)	1.23	1.21	—	—	—	—	$11.21	12.20%	$6	2.30%	(1.29)%	4.77%	(3.76)%	48.29%
Year Ended October 31, 2005	$11.21	(0.04)	7.05	7.01	—	(0.40)	(0.40)	0.01	$17.83	64.42%	$4,938	2.20%	(0.87)%	2.27%	(0.94)%	313.92%
Year Ended October 31, 2006	$17.83	(0.16)	3.85	3.69	—	(1.56)	(1.56)	0.02	$19.98	21.92%	$10,302	2.12%	(0.81)%	2.12%	(0.82)%	228.18%
Year Ended October 31, 2007	$19.98	(0.17)	7.70	7.53	—	(2.82)	(2.82)	0.01	$24.70	42.55%	$14,273	2.16%	(0.90)%	2.16%	(0.90)%	188.25%
Class R Shares
Period Ended October 31, 2004(f)	$10.00	(0.02)	1.24	1.22	—	(g )	—	—	$11.22	12.22%	$1	1.94%	(0.53)%	3.91%	(2.51)%	48.29%
Year Ended October 31, 2005	$11.22	(g )	7.08	7.08	—	(0.40)	(0.40)	0.01	$17.91	65.15%	$23	1.73%	(0.14)%	1.94%	(0.36)%	313.92%
Year Ended October 31, 2006	$17.91	(0.04)	3.86	3.82	—	(1.56)	(1.56)	0.02	$20.19	22.59%	$249	1.75%	(0.43)%	1.77%	(0.45)%	228.18%
Year Ended October 31, 2007	$20.19	(0.06)	7.78	7.72	—	(2.82)	(2.82)	0.01	$25.10	43.11%	$2,704	1.73%	(0.52)%	1.73%	(0.52)%	188.25%
Institutional Service Class Shares
Period Ended October 31, 2004(f)	$10.00	0.02	1.23	1.25	(0.02)	—	(0.02)	—	$11.23	12.50%	$1	1.39%	0.17%	3.56%	(2.00)%	48.29%
Year Ended October 31, 2005	$11.23	0.01	7.15	7.16	(0.01)	(0.40)	(0.41)	0.01	$17.99	65.89%	$170	1.22%	0.03%	0.80%	0.45%	313.92%
Year Ended October 31, 2006	$17.99	0.03	3.91	3.94	—	(1.56)	(1.56)	0.02	$20.39	23.20%	$537	1.12%	0.13%	1.13%	0.16%	228.18%
Year Ended October 31, 2007	$20.39	(g )	7.95	7.95	(g )	(2.82)	(2.82)	0.01	$25.53	43.92%	$1,339	1.19%	0.04%	1.19%	0.04%	188.25%

Financial Highlights

129

Section 6 – Financial Highlights (continued)

ABERDEEN NATURAL RESOURCES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redem- ption Fees	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Institutional Class Shares
Period Ended October 31, 2004(f)	$10.00	0.01	1.25	1.26	(0.02)	—	(0.02)	—	$11.24	12.60%	$3,377	1.30%	0.27%	3.32%	(1.74)%	48.29%
Year Ended October 31, 2005	$11.24	0.03	7.15	7.18	(0.02)	(0.40)	(0.42)	0.01	$18.01	66.02%	$8,078	1.23%	0.25%	1.95%	(0.48)%	313.92%
Year Ended October 31, 2006	$18.01	0.03	3.91	3.94	—	(1.56)	(1.56)	0.02	$20.41	23.17%	$15,731	1.11%	0.16%	1.13%	0.13%	228.18%
Year Ended October 31, 2007	$20.41	0.02	7.95	7.97	(g )	(2.82)	(2.82)	0.01	$25.57	43.99%	$20,768	1.16%	0.11%	1.16%	0.11%	188.25%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	The amount is less than $0.005.

Financial Highlights

130

Section 6 – Financial Highlights (continued)

ABERDEEN TECHNOLOGY AND COMMUNICATIONS FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Invest- ment Activities	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2003	$2.63	(0.04)	1.27	1.23	—	—	$3.86	46.77%	$3,303	1.69%	(1.38)%	2.96%	(2.64)%	1,136.72%
Year Ended October 31, 2004	$3.86	(0.06)	(0.28)	(0.34)	—	—	$3.52	(8.81)%	$2,991	1.71%	(1.45)%	2.02%	(1.76)%	722.91%
Year Ended October 31, 2005	$3.52	(0.03)	0.22	0.19	—	—	$3.71	5.40%	$3,071	1.72%	(0.87)%	2.23%	(1.38)%	654.64%
Year Ended October 31, 2006	$3.71	(0.03)	0.53	0.50	—	—	$4.21	13.48%	$3,797	1.66%	(1.01)%	2.03%	(1.38)%	368.77%
Year Ended October 31, 2007(h)	$4.21	(0.05)	1.48	1.43	(0.02)	(0.02)	$5.62	34.22%	$3,652	1.70%	(1.12)%	1.70%	(1.12)%	418.63%
Class B Shares
Year Ended October 31, 2003	$2.58	(0.06)	1.25	1.19	—	—	$3.77	46.12%	$1,196	2.40%	(2.07)%	3.73%	(3.40)%	1,136.72%
Year Ended October 31, 2004	$3.77	(0.08)	(0.28)	(0.36)	—	—	$3.41	(9.55)%	$1,064	2.40%	(2.14)%	2.72%	(2.46)%	722.91%
Year Ended October 31, 2005	$3.41	(0.05)	0.21	0.16	—	—	$3.57	4.69%	$1,038	2.41%	(1.55)%	2.93%	(2.07)%	654.64%
Year Ended October 31, 2006	$3.57	(0.06)	0.51	0.45	—	—	$4.02	12.61%	$1,312	2.36%	(1.72)%	2.73%	(2.09)%	368.77%
Year Ended October 31, 2007(h)	$4.02	(0.08)	1.40	1.32	(0.02)	(0.02)	$5.32	33.09%	$795	2.38%	(1.78)%	2.39%	(1.79)%	418.63%
Class C Shares
Year Ended October 31, 2003	$2.60	(0.06)	1.25	1.19	—	—	$3.79	45.77%	$39	2.40%	(2.10)%	3.65%	(3.35)%	1,136.72%
Year Ended October 31, 2004	$3.79	(0.06)	(0.30)	(0.36)	—	—	$3.43	(9.50)%	$79	2.40%	(2.14)%	2.73%	(2.47)%	722.91%
Year Ended October 31, 2005	$3.43	(0.05)	0.22	0.17	—	—	$3.60	4.96%	$33	2.41%	(1.51)%	3.06%	(2.16)%	654.64%
Year Ended October 31, 2006	$3.60	(0.04)	0.49	0.45	—	—	$4.05	12.50%	$79	2.33%	(1.71)%	2.73%	(2.11)%	368.77%
Year Ended October 31, 2007(h)	$4.05	(0.08)	1.41	1.33	(0.02)	(0.02)	$5.36	33.10%	$740	2.36%	(1.80)%	2.37%	(1.81)%	418.63%
Class R Shares
Period Ended October 31, 2004(f)	$3.70	(0.05)	(0.23)	(0.28)	—	—	$3.42	(7.57)%	$1	1.99%	(1.75)%	2.28%	(2.04)%	722.91%
Year Ended October 31, 2005	$3.42	(0.03)	0.21	0.18	—	—	$3.60	5.26%	$1	1.83%	(1.01)%	2.33%	(1.51)%	654.64%
Year Ended October 31, 2006	$3.60	(0.05)	0.52	0.47	—	—	$4.07	13.06%	$1	1.97%	(1.34)%	2.39%	(1.75)%	368.77%
Year Ended October 31, 2007(h)	$4.07	(0.06)	1.43	1.37	(0.02)	(0.02)	$5.42	33.92%	$1	2.00%	(1.42)%	2.07%	(1.49)%	418.63%

Financial Highlights

131

Section 6 – Financial Highlights (continued)

ABERDEEN TECHNOLOGY AND COMMUNICATIONS FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Invest- ment Activities	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Institutional Service Class Shares
Year Ended October 31, 2003	$2.66	(0.04)	1.30	1.26	—	—	$3.92	47.37%	$5,006	1.58%	(1.29)%	2.65%	(2.36)%	1,136.72%
Year Ended October 31, 2004	$3.92	(0.06)	(0.29)	(0.35)	—	—	$3.57	(8.93)%	$4,358	1.62%	(1.36)%	1.92%	(1.67)%	722.91%
Year Ended October 31, 2005	$3.57	(0.03)	0.24	0.21	—	—	$3.78	5.88%	$3,513	1.62%	(0.74)%	2.17%	(1.30)%	654.64%
Year Ended October 31, 2006(h)	$3.78	(0.46)	1.02	0.56	—	—	$4.34	14.81%	$1	1.58%	(0.83)%	1.81%	(1.06)%	368.77%
Year Ended October 31, 2007(h)	$4.34	(0.04)	1.53	1.49	(0.02)	(0.02)	$5.81	34.58%	$1	1.34%	(0.76)%	1.40%	(0.82)%	418.63%
Institutional Class Shares
Period Ended October 31, 2004(g)	$3.81	(0.01)	(0.22)	(0.23)	—	—	$3.58	(6.04)%	$231	1.40%	(1.05)%	1.92%	(1.57)%	722.91%
Year Ended October 31, 2005	$3.58	(0.02)	0.23	0.21	—	—	$3.79	5.87%	$2,344	1.40%	(0.77)%	1.68%	(1.05)%	654.64%
Year Ended October 31, 2006	$3.79	(0.02)	0.54	0.52	—	—	$4.31	13.72%	$7,708	1.33%	(0.73)%	1.74%	(1.14)%	368.77%
Year Ended October 31, 2007(h)	$4.31	(0.04)	1.52	1.48	(0.02)	(0.02)	$5.77	34.59%	$17,468	1.38%	(0.79)%	1.38%	(0.79)%	418.63%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

Financial Highlights

132

Section 6 – Financial Highlights (continued)

ABERDEEN SMALL CAP FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions									Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Capital Contribu- tions from Advisor/ Custodian	Redem- ption Fees	Net Asset Value, End of Period	Total Return(a)(b)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2003	$9.61	(0.05)	4.12	4.07	—	—	—	—	—	$13.68	42.35%		$21,198	1.59%	(0.37)%	1.70%	(0.48)%	100.05%
Year Ended October 31, 2004	$13.68	(0.09)	2.12	2.03	—	(0.17)	(0.17)	—	0.05	$15.59	15.33%		$23,023	1.59%	(0.55)%	(i)	(i )	341.57%
Year Ended October 31, 2005	$15.59	(0.03)	4.65	4.62	—	(1.93)	(1.93)	—	—	$18.28	31.51%		$40,539	1.67%	(0.27)%	1.69%	(0.28)%	292.46%
Year Ended October 31, 2006	$18.28	(j )	5.18	5.18	(0.01)	(2.16)	(2.17)	—	0.01	$21.30	30.98%		$376,718	1.39%	—	1.39%	—	219.51%
Year Ended October 31, 2007	$21.30	0.03	2.16	2.19	(0.13)	(0.89)	(1.02)	0.02	0.01	$22.50	10.60	%(k)	$760,257	1.34%	0.16%	1.34%	0.16%	214.83%
Class B Shares
Year Ended October 31, 2003	$9.39	(0.10)	4.00	3.90	—	—	—	—	—	$13.29	41.53%		$1,368	2.20%	(1.00)%	2.30%	(1.10)%	100.05%
Year Ended October 31, 2004	$13.29	(0.17)	2.04	1.87	—	(0.17)	(0.17)	—	0.05	$15.04	14.57%		$1,496	2.20%	(1.16)%	(i)	(i )	341.57%
Year Ended October 31, 2005	$15.04	(0.12)	4.46	4.34	—	(1.93)	(1.93)	—	—	$17.45	30.72%		$2,302	2.29%	(0.88)%	2.32%	(0.90)%	292.46%
Year Ended October 31, 2006	$17.45	(0.07)	4.87	4.80	—	(2.16)	(2.16)	—	0.01	$20.10	30.16%		$11,701	2.08%	(0.63)%	2.08%	(0.63)%	219.51%
Year Ended October 31, 2007	$20.10	(0.12)	2.03	1.91	(0.03)	(0.89)	(0.92)	0.02	0.01	$21.12	9.81	%(k)	$20,421	2.05%	(0.56)%	2.05%	(0.56)%	214.83%
Class C Shares
Year Ended October 31, 2003	$9.41	(0.09)	3.99	3.90	—	—	—	—	—	$13.31	41.45%		$89	2.20%	(1.04)%	2.31%	(1.15)%	100.05%
Year Ended October 31, 2004	$13.31	(0.13)	2.01	1.88	—	(0.17)	(0.17)	—	0.05	$15.07	14.62%		$180	2.20%	(1.16)%	(i)	(i )	341.57%
Year Ended October 31, 2005(f)	$15.07	(0.17)	4.51	4.34	—	(1.93)	(1.93)	—	—	$17.48	30.67%		$5,468	2.33%	(1.00)%	2.33%	(1.00)%	292.46%
Year Ended October 31, 2006	$17.48	(0.06)	4.87	4.81	—	(2.16)	(2.16)	—	0.01	$20.14	30.17%		$115,138	2.06%	(0.72)%	2.07%	(0.72)%	219.51%
Year Ended October 31, 2007	$20.14	(0.12)	2.03	1.91	(0.03)	(0.89)	(0.92)	0.02	0.01	$21.16	9.79	%(k)	$242,038	2.05%	(0.56)%	2.05%	(0.56)%	214.83%
Class R Shares
Period Ended October 31, 2004(g)	$14.03	(0.09)	1.11	1.02	—	—	—	—	0.05	$15.10	7.63%		$1	1.73%	(0.63)%	(i)	(i )	341.57%
Year Ended October 31, 2005	$15.10	(0.03)	4.49	4.46	—	(1.93)	(1.93)	—	—	$17.63	31.47%		$152	1.74%	(0.25)%	1.74%	(0.25)%	292.46%
Year Ended October 31, 2006	$17.63	(j )	4.97	4.97	(0.02)	(2.16)	(2.18)	—	0.01	$20.43	30.87%		$1,431	1.68%	(0.30)%	1.68%	(0.30)%	219.51%
Year Ended October 31, 2007	$20.43	(0.01)	2.05	2.04	(0.10)	(0.89)	(0.99)	0.02	0.01	$21.51	10.28	%(k)	$9,193	1.62%	(0.15)%	1.62%	(0.15)%	214.83%

Financial Highlights

133

Section 6 – Financial Highlights (continued)

ABERDEEN SMALL CAP FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions											Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Capital Contribu- tions from Advisor/ Custodian	Redem- ption Fees	Net Asset Value, End of Period	Total Return(a)(b)		Net Assets at End of Period (000s)			Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Institutional Service Class Shares
Year Ended October 31, 2003	$9.67	(0.02)	4.14	4.12	—	—	—	—	—	$13.79	42.61%			$18,584		1.45%	(0.35)%	1.54%	(0.44)%	100.05%
Year Ended October 31, 2004(f)	$13.79	(0.06)	2.11	2.05	—	(0.17)	(0.17)	—	0.05	$15.72	15.43%			$7		1.45%	(0.39)%	(i)	(i)	341.57%
Year Ended October 31, 2005	$15.72	0.11	4.62	4.73	—	(1.93)	(1.93)	—	—	$18.52	31.91%		$	(l	)	1.49%	0.76%	1.58%	0.68%	292.46%
Year Ended October 31, 2006	$18.52	0.02	5.35	5.37	(0.02)	(2.16)	(2.18)	—	0.01	$21.72	31.64%			$11,945		1.25%	(0.04)%	1.26%	(0.05)%	219.51%
Year Ended October 31, 2007	$21.72	0.08	2.19	2.27	(0.16)	(0.89)	(1.05)	0.02	0.01	$22.97	10.77%	(k)		$39,345		1.14%	0.38%	1.14%	0.38%	214.83%
Institutional Class Shares
Period Ended October 31, 2004(h)	$15.64	(0.01)	0.07	0.06	—	—	—	—	0.05	$15.75	0.70%			$120		1.20%	(0.22)%	(i)	(i)	341.57%
Year Ended October 31, 2005	$15.75	0.01	4.72	4.73	—	(1.93)	(1.93)	—	—	$18.55	31.93%			$1,120		1.32%	0.12%	1.32%	0.12%	292.46%
Year Ended October 31, 2006	$18.55	0.06	5.30	5.36	(0.03)	(2.16)	(2.19)	—	0.01	$21.73	31.52%			$41,396		1.06%	0.41%	1.07%	0.41%	219.51%
Year Ended October 31, 2007	$21.73	0.13	2.17	2.30	(0.18)	(0.89)	(1.07)	0.02	0.01	$22.99	10.88%	(k)		$70,111		1.04%	0.36%	1.05%	0.36%	214.83%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	There were no fee reductions during the period.
(j)	The amount is less than $0.005.
(k)	Includes payment from the Investment Adviser which increased the total return by 0.07%.
(l)	Amount is less than $1,000.

Financial Highlights

134

Section 6 – Financial Highlights (continued)

ABERDEEN SMALL CAP OPPORTUNITIES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Period Ended October 31, 2006(f)	$10.00	(g )	0.39	0.39	—	—	$10.39	3.90%	$1	1.52%	(0.38)%	2.56%	(1.42)%	0.00%
Year Ended October 31, 2007	$10.39	(0.01)	0.21	0.20	(0.05)	(0.05)	$10.54	1.88%	$427	1.51%	(0.17)%	2.66%	(1.31)%	251.94%
Class B Shares
Period Ended October 31, 2006(f)	$10.00	(0.01)	0.39	0.38	—	—	$10.38	3.80%	$1	2.25%	(0.81)%	3.17%	(1.73)%	0.00%
Year Ended October 31, 2007	$10.38	(0.07)	0.17	0.10	(g )	(g )	$10.48	0.99%	$20	2.24%	(0.84)%	3.42%	(2.02)%	251.94%
Class C Shares
Period Ended October 31, 2006(f)	$10.00	(0.01)	0.39	0.38	—	—	$10.38	3.80%	$1	2.25%	(0.81)%	3.17%	(1.73)%	0.00%
Year Ended October 31, 2007	$10.38	(0.05)	0.16	0.11	(0.01)	(0.01)	$10.48	1.03%	$413	2.21%	(0.97)%	3.43%	(2.19)%	251.94%
Class R Shares
Period Ended October 31, 2006(f)	$10.00	(g )	0.39	0.39	—	—	$10.39	3.90%	$1	1.99%	(0.45)%	3.07%	(1.53)%	0.00%
Year Ended October 31, 2007	$10.39	(0.07)	0.20	0.13	(0.02)	(0.02)	$10.50	1.28%	$1	1.88%	(0.60)%	2.95%	(1.67)%	251.94%
Institutional Service Class Shares
Period Ended October 31, 2006(f)	$10.00	(g )	0.39	0.39	—	—	$10.39	3.90%	$1	1.27%	0.26%	2.52%	(0.98)%	0.00%
Year Ended October 31, 2007	$10.39	(g )	0.20	0.20	(0.06)	(0.06)	$10.53	1.92%	$1	1.32%	0.04%	2.39%	(1.11)%	251.94%
Institutional Class Shares
Period Ended October 31, 2006(f)	$10.00	(g )	0.39	0.39	—	—	$10.39	3.90%	$5,197	1.25%	0.20%	2.27%	(0.82)%	0.00%
Year Ended October 31, 2007	$10.39	0.01	0.20	0.21	(0.06)	(0.06)	$10.54	2.02%	$5,302	1.25%	0.07%	2.31%	(0.99)%	251.94%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(g)	The amount is less than $0.005.

Financial Highlights

135

Section 6 – Financial Highlights (continued)

ABERDEEN SMALL CAP GROWTH FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions						Ratios/Supplement Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Period Ended October 31, 2006(f)	$10.00	(0.01)	0.67	0.66	—	—	—	$10.66	6.60%	$1	1.44%	(0.54)%	2.15%	(1.25)%	37.38%
Year Ended October 31, 2007	$10.66	(0.06)	3.06	3.00	—	(0.16)	(0.16)	$13.50	28.44%	$377	1.60%	(1.01)%	2.74%	(2.15)%	321.82%
Class B Shares
Period Ended October 31, 2006(f)	$10.00	(0.01)	0.66	0.65	—	—	—	$10.65	6.50%	$1	2.35%	(1.53)%	3.40%	(2.58)%	37.38%
Year Ended October 31, 2007	$10.65	(0.15)	3.05	2.90	—	(0.16)	(0.16)	$13.39	27.51%	$5	2.35%	(1.74)%	3.45%	(2.84)%	321.82%
Class C Shares
Period Ended October 31, 2006(f)	$10.00	(0.01)	0.66	0.65	—	—	—	$10.65	6.50%	$1	2.35%	(1.53)%	3.40%	(2.58)%	37.38%
Year Ended October 31, 2007	$10.65	(0.12)	3.03	2.91	—	(0.16)	(0.16)	$13.40	27.61%	$216	2.35%	(1.79)%	3.50%	(2.94)%	321.82%
Class R Shares
Period Ended October 31, 2006(f)	$10.00	(0.01)	0.67	0.66	—	—	—	$10.66	6.60%	$1	2.11%	(1.18)%	3.02%	(2.09)%	37.38%
Year Ended October 31, 2007	$10.66	(0.17)	3.11	2.94	—	(0.16)	(0.16)	$13.44	27.87%	$1	2.00%	(1.38)%	3.03%	(2.40)%	321.82%
Institutional Service Class Shares
Period Ended October 31, 2006(f)	$10.00	(g )	0.66	0.66	—	—	—	$10.66	6.60%	$1	1.40%	(0.47)%	2.46%	(1.53)%	37.38%
Year Ended October 31, 2007	$10.66	(0.09)	3.13	3.04	(0.01)	(0.16)	(0.17)	$13.53	28.78%	$1	1.35%	(0.73)%	2.41%	(1.79)%	321.82%
Institutional Class Shares
Period Ended October 31, 2006(f)	$10.00	(g )	0.66	0.66	—	—	—	$10.66	6.60%	$5,432	1.35%	(0.41)%	2.35%	(1.41)%	37.38%
Year Ended October 31, 2007	$10.66	(0.09)	3.13	3.04	(0.01)	(0.16)	(0.17)	$13.53	28.78%	$6,865	1.35%	(0.72)%	2.36%	(1.73)%	321.82%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(g)	The amount is less than $0.005.

Financial Highlights

136

Section 6 – Financial Highlights (continued)

ABERDEEN SMALL CAP VALUE FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gains on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Period Ended October 31, 2006(f)	$10.00	(g	)	0.45	0.45	—	—	—	$10.45	4.50%	$1	1.40%	0.13%	2.08%	(0.56)%	194.16%
Year Ended October 31, 2007(h)	$10.45	0.05		0.42	0.47	(0.08)	(0.39)	(0.47)	$10.45	4.46%	$396	1.61%	0.43%	2.83%	(0.79)%	665.44%
Class B Shares
Period Ended October 31, 2006(f)	$10.00	(0.01)		0.45	0.44	—	—	—	$10.44	4.40%	$1	2.35%	(0.82)%	3.40%	(1.87)%	194.16%
Year Ended October 31, 2007(h)	$10.44	(0.07)		0.47	0.40	(0.03)	(0.39)	(0.42)	$10.42	3.78%	$86	2.31%	(0.67)%	3.57%	(1.93)%	665.44%
Class C Shares
Period Ended October 31, 2006(f)	$10.00	(0.01)		0.45	0.44	—	—	—	$10.44	4.40%	$1	2.35%	(0.82)%	3.40%	(1.87)%	194.16%
Year Ended October 31, 2007(h)	$10.44	(0.04)		0.44	0.40	(0.02)	(0.39)	(0.41)	$10.43	3.81%	$360	2.35%	(0.40)%	3.62%	(1.67)%	665.44%
Class R Shares
Period Ended October 31, 2006(f)	$10.00	(g	)	0.45	0.45	—	—	—	$10.45	4.50%	$1	2.11%	(0.47)%	3.10%	(1.46)%	194.16%
Year Ended October 31, 2007(h)	$10.45	(g	)	0.43	0.43	(0.03)	(0.39)	(0.42)	$10.46	4.16%	$1	1.94%	0.04%	3.00%	(1.02)%	665.44%
Institutional Service Class Shares
Period Ended October 31, 2006(f)	$10.00	(g	)	0.45	0.45	—	—	—	$10.45	4.50%	$1	1.41%	0.22%	2.47%	(0.83)%	194.16%
Year Ended October 31, 2007(h)	$10.45	0.07		0.43	0.50	(0.09)	(0.39)	(0.48)	$10.47	4.84%	$1	1.32%	0.64%	2.39%	(0.43)%	665.44%
Institutional Class Shares
Period Ended October 31, 2006(f)	$10.00	(g	)	0.45	0.45	—	—	—	$10.45	4.50%	$5,325	1.35%	0.26%	2.35%	(0.73)%	194.16%
Year Ended October 31, 2007(h)	$10.45	0.07		0.43	0.50	(0.09)	(0.39)	(0.48)	$10.47	4.84%	$5,477	1.35%	0.63%	2.43%	(0.45)%	665.44%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(g)	The amount is less than $0.005.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

Financial Highlights

137

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)

•	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at www.aberdeeninvestments.com or call 866-667-9231 for information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds

P.O. Box 183148

Columbus, Ohio 43218-3148

By Overnight Mail:

Aberdeen Funds

3435 Stelzer Road

Columbus, Ohio 43219

For 24-Hour Access:

866-667-9231 (toll free) Customer Service Representatives are available 8 a.m. – 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Funds’ website at www.aberdeeninvestments.com

Information from the Securities and Exchange Commission (SEC)

You can obtain information about the Fund, including the SAI from the SEC

•	on the SEC’s EDGAR database via the Internet at www.sec.gov;

•	by electronic request to publicinfo@sec.gov;

•	in person at the SEC’s Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090); or

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

AOE-0012-0608

PROSPECTUS

ABERDEEN FUNDS GLOBAL SERIES

June 23, 2008

Aberdeen China Opportunities Fund

Aberdeen Developing Markets Fund

Aberdeen Select Worldwide Fund

Aberdeen International Equity Fund

Aberdeen Global Financial Services Fund

Aberdeen Global Utilities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Section	Aberdeen Funds	Page 1

Section 1	Fund Summaries & Performance	Page 2
	Aberdeen China Opportunities Fund	Page 2
	Aberdeen Developing Markets Fund	Page 8
	Aberdeen Select Worldwide Fund	Page 14
	Aberdeen International Equity Fund	Page 20
	Aberdeen Global Financial Services Fund	Page 26
	Aberdeen Global Utilities Fund	Page 32

Section 2	Fund Details	Page 39
	Additional Information about Investments, Investment Techniques and Risks	Page 39

Section 3	Fund Management	Page 42
	Investment Adviser	Page 42
	Subadvisers	Page 42
	Management Fees	Page 42
	Portfolio Management	Page 43
	Multi-Manager Structure	Page 44

Section 4	Investing with Aberdeen Funds	Page 45
	A Note About Share Classes	Page 45
	Choosing a Share Class	Page 45
	Reduction and Waiver of Class A Sales Charges	Page 47
	Waiver of Contingent Deferred Sales Charges – Class A, Class B and Class C Shares	Page 49
	Sales Charges and Fees	Page 51
	Administrative Services Fees	Page 51
	Revenue Sharing	Page 52
	Contacting Aberdeen Funds	Page 52
	Fund Transactions – Class A, Class B and Class C Shares	Page 54
	Buying Shares	Page 56
	Fair Value Pricing	Page 56
	In-Kind Purchases	Page 56
	Minimum Investments	Page 57
	Customer Identification Information	Page 57
	Accounts With Low Balances	Page 57
	Exchanging Shares	Page 58
	Automatic Withdrawal Program	Page 58
	Selling Shares	Page 58
	Excessive or Short-Term Trading	Page 59
	Restrictions on Transactions	Page 59
	Exchange and Redemption Fees	Page 60

Section 5	Distribution and Taxes	Page 62
	Income and Capital Gains Distributions	Page 62
	Selling and Exchanging Shares	Page 63
	Other Tax Jurisdictions	Page 63
	Tax Status for Retirement Plans and Other Tax-Deferred Accounts	Page 63
	Backup Withholding	Page 63

Section 6	Financial Highlights	Page 64

Aberdeen Funds

This prospectus provides information about six funds (the “Funds”), the shares of which are offered by Aberdeen Funds (the “Trust”):

–	Aberdeen China Opportunities Fund (the “China Fund”)

–	Aberdeen Developing Markets Fund (the “Developing Markets Fund”)

–	Aberdeen Select Worldwide Fund (the “Worldwide Fund”)

–	Aberdeen International Equity Fund (the “International Equity Fund”)

–	Aberdeen Global Financial Services Fund (the “Financial Services Fund”)

–	Aberdeen Global Utilities Fund (the “Utilities Fund”)

The China, Developing Markets and International Equity Funds are primarily intended to help investors seek to grow their capital by pursuing equity investment opportunities outside the United States. Since these funds invest primarily in securities of foreign companies, they may involve substantially higher risks and greater volatility than mutual funds that invest only in U.S. securities. These Funds may not be appropriate for all investors.

The Worldwide Fund is primarily intended to help investors grow their capital through equity investments in leading U.S. or foreign companies. This specialty Fund is a stock portfolio focusing in major world markets and featuring a select group of securities. Since the Worldwide Fund invests in fewer individual securities than most mutual funds, it is subject to substantially higher risks and greater volatility than other mutual funds. This Fund may not be suitable for all investors.

The Financial Services and Utilities Funds are primarily intended to help investors seek to grow their capital by pursuing equity investment opportunities in specific market sectors with dynamic prospects. These specialty Funds feature sector portfolios focused on specific industries, such as financial services and utilities. Since these Funds concentrate their investments in particular sectors of the economy, they may involve substantially higher risks and greater volatility than other mutual funds and may not be appropriate for conservative investors.

To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.

The following section summarizes key information about each Fund, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that any of the funds will meet their respective objectives or that the fund’s performance will be positive for any period of time.

Each Fund’s investment objective can be changed without shareholder approval. Aberdeen Asset Management Inc. (the “Adviser”) serves as each Fund’s investment adviser.

A Note About Share Classes

Each Fund offers six different share classes – Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. Class B shares are not available to new investors. Shareholders who currently own Class B shares are eligible to purchase additional Class B shares of the Fund(s) they own.

Aberdeen Funds

1

Section 1 – Aberdeen China Opportunities Fund

Summary and Performance

Objective

The China Fund seeks long-term capital appreciation.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the China Fund invests at least 80% of the value of its net assets in equity securities issued by companies located in China (including Hong Kong). If the China Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the China Fund. A company generally is considered to be located in China if, as determined by the China Fund’s management:

•	it is organized under the laws of China or Hong Kong or maintains a principal office there;

•	its securities trade principally in China or Hong Kong; or

•

it derives at least 50% of its revenue or earnings from goods or services sold or produced in China or Hong Kong or has at least 50% of its assets there. The portfolio manager currently believes such companies may be located primarily in Taiwan, Singapore and the United States.

The portfolio manager invests in securities of companies he believes:

•	have the potential to deliver unexpected earnings and

•	have prospects for earnings growth that the market has underestimated.

Just as importantly, the portfolio manager attempts to avoid companies whose earnings are likely to fall short of expectations.

The portfolio manager assesses the valuation and growth rates both of a particular company and its market. He conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing his own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the market’s consensus.

The China Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies. Equity securities include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer. The China Fund also may invest in equity-linked notes. An equity-linked note is a security whose performance is generally tied to a single stock, a stock index or a basket of stocks. For purposes of the China Fund’s 80% policy described above, equity-linked notes are classified according to their underlying or referenced security or securities. The China Fund also may use derivatives, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. The China Opportunity Fund expects that its use of derivatives for non-hedging purposes will not exceed 10% of its assets. However, depending on market conditions, the Fund’s exposure to derivatives may exceed this limit.

The portfolio manager typically sells a security if it appears to no longer offer the potential for unexpected earnings. The portfolio manager specifically monitors:

•	earnings revisions and surprises;

•	stock price performance; and

•	any information indicating a change in the industry or franchise assessment of a company.

The Adviser has selected Gartmore Global Partners (“GGP”) as subadviser to manage the China Fund’s portfolio on a day-to-day basis.

Principal Risks

The China Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the China Fund’s investments – and therefore, the value of China Fund’s shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the China Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Aberdeen China Opportunities Fund

2

Section 1 – Aberdeen China Opportunities Fund

Summary and Performance (continued)

Geographic Risk – concentrating investments in China and Hong Kong subjects the China Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong, include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.), could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets.

Developing Markets Risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in developing markets countries because the countries may have less stable governments, more volatile currencies and less established markets.

Selection Risk – the portfolio manager may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) Zhong Hua Index (SM), or other funds with similar investment objectives and strategies.

Derivatives Risk – the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Small- and Mid-Cap Securities Risk – in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Equity-Linked Notes – The China Opportunities Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked security(ies). If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies). Equity-linked notes involve further risks associated with:

•	purchases and sales of notes, including the possibility that exchange rate fluctuations may negatively affect the value of a note and

•	the credit quality of the note’s issuer.

Equity-linked notes are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of equity-linked notes refer only to the issuer’s creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

If the value of the China Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the China Fund reflect the performance of the Nationwide China Opportunities Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The China Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the China Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The China Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Aberdeen China Opportunities Fund

3

Section 1 – Aberdeen China Opportunities Fund

Summary and Performance (continued)

The bar chart and table below can help you evaluate both potential risks and potential rewards for the China Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Year Ended December 31)

Best Quarter: 30.90% – 3rd qtr of 2007

Worst Quarter: -3.16% – 2nd qtr of 2006

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	Since Inception (June 29, 2004)
Class A shares – Before Taxes	64.05%	43.17%
Class A shares – After Taxes on Distributions	55.22%	39.14%
Class A shares – After Taxes on Distributions and Sales of Shares	43.90%	36.18%
Class B shares – Before Taxes	67.76%	44.23%
Class C shares – Before Taxes	71.69%	44.51%
Class R shares – Before Taxes	73.43%	45.13%
Institutional Service Class shares – Before Taxes	74.46%	45.90%
Institutional Class shares – Before Taxes	74.41%	45.99%
MSCI Zhong Hua Index(2)	55.29%	39.74%	(3)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	The MSCI Zhong Hua Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in the developed markets of China and Hong Kong. The Index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.
3	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since June 30, 2004.

Aberdeen China Opportunities Fund

4

Section 1 – Aberdeen China Opportunities Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the China Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.25%		1.25%		1.25%		1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.42%		0.41%		0.41%		0.61%	0.41%	0.41%
Total annual fund operating expenses	1.92%		2.66%		2.66%		2.36%	1.66%	1.66%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.04%		0.04%		0.04%		0.04%	0.04%	0.04%
Net annual fund operating expenses	1.88%		2.62%		2.62%		2.32%	1.62%	1.62%

(Footnotes included after Example)

Aberdeen China Opportunities Fund

5

Section 1 – Aberdeen China Opportunities Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$755	$1,140	$1,549	$2,686
Class B shares	$765	$1,123	$1,606	$2,727
Class C shares	$365	$823	$1,406	$2,990
Class R shares	$235	$733	$1,257	$2,693
Institutional Service Class shares	$165	$520	$898	$1,962
Institutional Class shares	$165	$520	$898	$1,962

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$265	$823	$1,406	$2,727
Class C shares	$265	$823	$1,406	$2,990

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.01% for Class A

Aberdeen China Opportunities Fund

6

Section 1 – Aberdeen China Opportunities Fund

Summary and Performance (concluded)

shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.
9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.87% for Class A, 2.62% for Class B, 2.62% for Class C, 2.12% for Class R, 1.62% for Institutional Service Class, and 1.62% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen China Opportunities Fund

7

Section 1 – Aberdeen Developing Markets Fund

Summary and Performance

Objective

The Developing Markets Fund seeks long-term capital growth by investing primarily in equity securities of companies located in developing market countries.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Developing Markets Fund invests at least 80% of the value of its net assets in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, developing market countries. If the Developing Markets Fund changes the investment policy it will notify shareholders at least 60 days before the change and will change the name of the fund. The Fund considers a developing market country to be a developing and low or middle income country as identified by the International Finance Corporation or the World Bank. Developing market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

The Fund considers a company to be located in a developing market country when:

•	they have their principal securities trading market in a developing market country;

•	alone or on a consolidated basis, derive 50% or more of annual revenue or assets from goods produced, sales made or services performed in developing market countries; or

•	are organized under the laws of, and have a principal office in, a developing market country.

The Fund emphasizes companies that the portfolio manager believes have the potential to deliver unexpected earnings. The portfolio manager looks for developing markets that he believes offer the potential for strong economic growth, and tries to avoid developing markets he believes might be politically or economically unstable. The portfolio manager assesses the valuation and growth rates both of a particular company and of the developing market where the company is located. The portfolio manager conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing his own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the market’s consensus.

The equity securities in which the Developing Markets Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer. The Developing Markets Fund also may use derivatives, such as futures and options. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. The Developing Markets Fund may use derivatives either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The Developing Markets Fund generally will not use derivatives, however, the Fund does reserve the right to use index futures for cash management purposes.

The portfolio manager typically sells a security if it appears to no longer offer the potential for unexpected earnings. The portfolio manager specifically monitors:

•	earnings revisions and surprises;

•	stock price performance; and

•	any information indicating a change in the industry or franchise assessment of a company.

The Adviser has selected Gartmore Global Partners (“GGP”) as subadviser to manage the Developing Markets Fund’s portfolio on a day-to-day basis.

Principal Risks

The Developing Markets Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Developing Markets Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Developing Markets Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Developing Markets Risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in developing market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Aberdeen Developing Markets Fund

8

Section 1 – Aberdeen Developing Markets Fund

Summary and Performance (continued)

Selection Risk – the portfolio manager may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (SM), or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk – in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

Derivatives Risk – the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways.

If the value of the Developing Markets Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Developing Markets Fund reflect the performance of the Nationwide Emerging Markets Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Developing Markets Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Developing Markets Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Developing Markets Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Developing Markets Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 32.73% – 4th qtr of 2001

Worst Quarter: -25.64% – 3rd qtr of 2001

Aberdeen Developing Markets Fund

9

Section 1 – Aberdeen Developing Markets Fund

Summary and Performance (continued)

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	5 Years	Since Inception (Aug. 30, 2000)
Class A shares – Before Taxes	37.12%	37.13%	17.98%
Class A shares – After Taxes on Distributions	33.93%	34.54%	16.45%
Class A shares – After Taxes on Distributions and Sale of Shares	25.87%	32.24%	15.34%
Class B shares – Before Taxes	39.50%	37.73%	18.15%
Class C shares – Before Taxes(2),(3)	43.48%	37.84%	18.37%
Class R shares – Before Taxes(2)	45.19%	38.40%	18.48%
Institutional Service Class shares – Before Taxes	45.93%	39.21%	19.36%
Institutional Class shares – Before Taxes(4)	45.93%	39.21%	19.36%
MSCI Emerging Markets Index(5)	39.78%	37.46%	18.92	%(6)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
5	The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.
6	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since August 31, 2000.

Aberdeen Developing Markets Fund

10

Section 1 – Aberdeen Developing Markets Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Developing Markets Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	1.05%		1.05%		1.05%		1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.49%		0.40%		0.40%		0.60%	0.40%	0.40%
Total annual fund operating expenses	1.79%		2.45%		2.45%		2.15%	1.45%	1.45%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.03%		0.03%		0.03%		0.03%	0.03%	0.03%
Net annual fund operating expenses	1.76%		2.42%		2.42%		2.12%	1.42%	1.42%

(Footnotes included after Example)

Aberdeen Developing Markets Fund

11

Section 1 – Aberdeen Developing Markets Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$744	$1,103	$1,486	$2,557
Class B shares	$745	$1,061	$1,503	$2,545
Class C shares	$345	$761	$1,303	$2,784
Class R shares	$215	$670	$1,152	$2,480
Institutional Service Class shares	$145	$456	$789	$1,733
Institutional Class shares	$145	$456	$789	$1,733

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$245	$761	$1,303	$2,545
Class C shares	$245	$761	$1,303	$2,784

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.09% for Class A

Aberdeen Developing Markets Fund

12

Section 1 – Aberdeen Developing Markets Fund

Summary and Performance (concluded)

shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.
9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.67% for Class A, 2.42% for Class B, 2.42% for Class C, 1.92% for Class R, 1.42% for Institutional Service Class, and 1.42% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Developing Markets Fund

13

Section 1 – Aberdeen Select Worldwide Fund

Summary and Performance

Objective

The Worldwide Fund seeks long-term capital growth.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Worldwide Fund invests at least 80% of the value of its net assets in equity securities issued by companies located throughout the world (including the U.S.). Equity securities in which the Worldwide Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investments funds or trusts and depository receipts, that represent an ownership interest in the issuer. The Worldwide Fund seeks to invest in securities of companies located anywhere in the world that management believes are, or have the potential to be, well positioned to take advantage of growth opportunities in their industries. Under normal market conditions, the Fund will invest significantly (at least 40% – unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. The securities of companies selected for the Worldwide Fund include both: (i) companies that appear to offer long-term strategic growth opportunities because of their strong competitive advantage within key growth segments; and (ii) companies that appear to offer short-term tactical opportunities based on current circumstances. Some of the companies will be multi-national companies operating globally, while others will be located in, and primarily tied economically to one country. Under normal conditions, the Worldwide Fund invests in securities from at least three different countries.

The Worldwide Fund’s portfolio manager evaluates which industries appear to offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which their securities are traded. Proprietary research is conducted in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the consensus.

The Worldwide Fund also may use derivatives, such as futures and options. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. The Worldwide Fund may use derivatives either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The Worldwide Fund generally will not use derivatives, however, the Fund does reserve the right to use index futures for cash management purposes.

The Worldwide Fund is nondiversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies. Typically, the Fund holds approximately 30-40 common stocks.

The Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

The Adviser has selected Gartmore Global Partners (“GGP”) as subadviser to manage the Worldwide Fund’s portfolio on a day-to-day basis.

Principal Risks

The Worldwide Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Worldwide Fund’s investments – and therefore, the value of Worldwide Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Worldwide Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk – the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) World Index (SM), or other funds with similar investment objectives and strategies.

Nondiversified Fund Risk – because the Worldwide Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Worldwide Fund’s value and total return.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Derivatives Risk – the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Aberdeen Select Worldwide Fund

14

Section 1 – Aberdeen Select Worldwide Fund

Summary and Performance (continued)

Portfolio Turnover – the Worldwide Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Worldwide Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Worldwide Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Worldwide Fund reflect the performance of the Nationwide Worldwide Leaders Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Worldwide Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Worldwide Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Worldwide Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Worldwide Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 19.71% – 2nd qtr. of 2003

Worst Quarter: -18.41% – 3rd qtr. of 2002

Aberdeen Select Worldwide Fund

15

Section 1 – Aberdeen Select Worldwide Fund

Summary and Performance (continued)

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)

as of December 31, 2007

	1 Year	5 Years	Since Inception (Aug. 30, 2000)
Class A shares – Before Taxes	12.00%	21.30%	4.65%
Class A shares – After Taxes on Distributions	12.05%	21.30%	4.65%
Class A shares – After Taxes on Distributions and Sales of Shares	7.90%	18.99%	4.05%
Class B shares – Before Taxes	12.91%	21.70%	4.76%
Class C shares – Before Taxes(2),(3)	16.94%	21.86%	4.83%
Class R shares – Before Taxes(3)	18.51%	22.35%	5.04%
Institutional Service Class shares – Before Taxes	19.04%	22.85%	5.68%
Institutional Class shares – Before Taxes(4)	19.07%	23.02%	5.78%
MSCI World Index(5)	9.57%	17.53%	4.95	%(6)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
3	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
4	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
5	The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed-market equities. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.
6	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since the month-end closest to the Fund’s date of inception.

Aberdeen Select Worldwide Fund

16

Section 1 – Aberdeen Select Worldwide Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Worldwide Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.42%		0.41%		0.41%		0.61%	0.51%	0.41%
Total annual fund operating expenses	1.57%		2.31%		2.31%		2.01%	1.41%	1.31%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	1.57%		2.31%		2.31%		2.01%	1.41%	1.31%

(Footnotes included after Example)

Aberdeen Select Worldwide Fund

17

Section 1 – Aberdeen Select Worldwide Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Worldwide Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Worldwide Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$726	$1,042	$1,381	$2,335
Class B shares	$734	$1,021	$1,435	$2,374
Class C shares	$334	$721	$1,235	$2,646
Class R shares	$204	$630	$1,083	$2,338
Institutional Service Class shares	$144	$446	$771	$1,691
Institutional Class shares	$133	$415	$718	$1,579

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$234	$721	$1,235	$2,374
Class C shares	$234	$721	$1,235	$2,646

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Worldwide Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.01% for Class A shares, 0.20% for Class R Shares and 0.10% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Select Worldwide Fund

18

Section 1 – Aberdeen Select Worldwide Fund

Summary and Performance (concluded)

9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.57% for Class A, 2.32% for Class B, 2.32% for Class C, 1.82% for Class R, 1.32% for Institutional Service Class, and 1.32% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Select Worldwide Fund

19

Section 1 – Aberdeen International Equity Fund

Summary and Performance

Objective

The International Equity Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the International Equity Fund invests at least 80% of the value of its net assets in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the United States. Some of these countries may be considered to be developing market countries. If the International Equity Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the International Equity Fund. The International Equity Fund employs a growth style of investing, which emphasizes companies that the portfolio managers believe have the potential to deliver unexpected earnings. Generally, the Fund’s management invests in equity securities that management believes have above-average rates of earnings growth and which may therefore experience above average increases in stock price.

The portfolio managers look for foreign markets that they believe offer the potential for strong economic growth, and assess the valuation and growth rates both of a particular company and of the market where the company is located. They conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers pinpoint companies whose prospects appear different from the market’s consensus.

The equity securities in which the International Equity Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer. The International Equity Fund also may use derivatives, such as futures and options. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. The International Equity Fund may use derivatives either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The International Equity Fund generally will not use derivatives, however, the Fund does reserve the right to use index futures for cash management purposes.

The Adviser has selected Gartmore Global Partners (“GGP”) as subadviser to manage the International Equity Fund’s portfolio on a day-to-day basis.

Principal Risks

The International Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the International Equity Fund’s investments – and therefore, the value of International Equity Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the International Equity Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Developing Markets Risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in developing market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Selection Risk – the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index (SM), or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk – in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

Derivatives Risk – the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Growth Style Risk – over time a growth investing style may go in and out of favor, causing the International Equity Fund to sometimes underperform other equity funds that use different investing styles.

If the value of the International Equity Fund ’s investments goes down, you may lose money.

Aberdeen International Equity Fund

20

Section 1 – Aberdeen International Equity Fund

Summary and Performance (continued)

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the International Equity Fund reflect the performance of the Nationwide International Growth Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The International Equity Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the International Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The International Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the International Equity Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 18.24% – 2nd qtr. of 2003

Worst Quarter: -20.96% – 3rd qtr. of 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual returns(1)

as of December 31, 2007

	1 Year	5 Years	Since Inception (Aug. 30, 2000)
Class A shares – Before Taxes	20.28%	26.58%	7.96%
Class A shares – After Taxes on Distributions	19.55%	26.17%	7.73%
Class A shares – After Taxes on Distributions and Sale of Shares	13.67%	23.65%	6.89%
Class B shares – Before Taxes	21.78%	27.06%	8.06%
Class C shares – Before Taxes(2),(3)	25.79%	27.21%	8.14%
Class R shares – Before Taxes(2)	27.38%	27.72%	8.35%
Institutional Service Class shares – Before Taxes	28.11%	28.45%	9.16%
Institutional Class shares – Before Taxes(4)	28.11%	28.45%	9.16%
MSCI All Country World ex U.S. Index(5)	17.12%	24.52%	8.18%	(6)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the

Aberdeen International Equity Fund

21

Section 1 – Aberdeen International Equity Fund

Summary and Performance (continued)

Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
5	The MSCI All Country World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.
6	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since August 31, 2000.

Aberdeen International Equity Fund

22

Section 1 – Aberdeen International Equity Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the International Equity Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.46%		0.38%		0.38%		0.58%	0.38%	0.38%
Total annual fund operating expenses	1.61%		2.28%		2.28%		1.98%	1.28%	1.28%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.04%		0.04%		0.04%		0.04%	0.04%	0.04%
Net annual fund operating expenses	1.57%		2.24%		2.24%		1.94%	1.24%	1.24%

(Footnotes included after Example)

Aberdeen International Equity Fund

23

Section 1 – Aberdeen International Equity Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$726	$1,050	$1,397	$2,373
Class B shares	$727	$1,009	$1,416	$2,366
Class C shares	$327	$709	$1,216	$2,612
Class R shares	$197	$618	$1,064	$2,303
Institutional Service Class shares	$126	$402	$698	$1,542
Institutional Class shares	$126	$402	$698	$1,542

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$227	$709	$1,216	$2,366
Class C shares	$227	$709	$1,216	$2,612

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The International Equity Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.08% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen International Equity Fund

24

Section 1 – Aberdeen International Equity Fund

Summary and Performance (concluded)

9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.49% for Class A, 2.24% for Class B, 2.24% for Class C, 1.74% for Class R, 1.24% for Institutional Service Class, and 1.24% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen International Equity Fund

25

Section 1 – Aberdeen Global Financial Services Fund

Summary and Performance

Objective

The Financial Services Fund seeks long-term capital growth.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Financial Services Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in developing market countries) with business operations in or related to financial services. If the Financial Services Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Financial Services Fund. A financial services company is one that is primarily involved in or related to banking, mortgage lending and servicing, securities and commodities trading, investment management, investment banking, insurance, real estate, providing financial guarantees, leasing, credit card servicing and lending. Under normal market conditions, the Fund will investment significantly (at least 40% – unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States.

A company that is eligible for investment by the Financial Services Fund typically derives at least 50% of its revenues, net income or assets from the financial services sector. The Financial Services Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Financial Services Fund also concentrates at least 25% of its total assets in at least one or more of the following industry groups:

•	banks and savings and loans;

•	consumer and industrial finance companies;

•	investment banks;

•	insurance brokers;

•	insurance companies;

•	securities brokers and advisers;

•	real estate-related companies; and

•	leasing companies.

The portfolio manager aims to provide strong performance by investing in companies that the portfolio manager believes:

•	have the potential to deliver unexpected earnings growth and

•	have prospects for earnings growth that the market has underestimated.

Just as importantly, the portfolio manager attempts to avoid companies whose earnings are likely to fall short of expectations.

The Financial Services Fund may invest in financial services companies of any size, including established large-cap companies that are expected to grow with the market and small-cap and mid-cap companies that may offer strong prospects for future growth. The equity securities in which the Financial Services Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

The portfolio manager typically sells a security if it no longer offers potential for unexpected earnings growth. The portfolio manager specifically monitors:

•	earnings revisions and surprises;

•	stock price performance; and

•	any information indicating a change in the industry or franchise assessment of a company.

Principal Risks

The Financial Services Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Financial Services Fund’s investments – and therefore, the value of Financial Services Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Financial Services Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market countries.

Aberdeen Global Financial Services Fund

26

Section 1 – Aberdeen Global Financial Services Fund

Summary and Performance (continued)

Selection Risk – the portfolio manager may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) World Financials Index (SM), or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk – in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

Nondiversified Fund Risk – because the Financial Services Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Concentration Risk – investing 25% or more of the Financial Services Fund’s net assets in a select group of companies in financial services industries could subject the Financial Services Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

If the value of the Financial Services Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Financial Services Fund reflect the performance of the Nationwide Global Financial Services Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Financial Services Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Financial Services Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Financial Services Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Financial Services Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 22.35% – 2nd qtr. of 2003

Worst Quarter: -19.98% – 3rd qtr. of 2002

Aberdeen Global Financial Services Fund

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Section 1 – Aberdeen Global Financial Services Fund

Summary and Performance (continued)

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	5 Years	Since Inception (Dec. 18, 2001)
Class A shares – Before Taxes	-7.12%	15.85%	11.23%
Class A shares – After Taxes on Distributions	-8.92%	13.71%	9.51%
Class A shares – After Taxes on Distributions and Sales of Shares	-3.39%	12.88%	8.99%
Class B shares – Before Taxes	-6.62%	16.13%	11.51%
Class C shares – Before Taxes(2)	-3.07%	16.34%	11.50%
Class R shares – Before Taxes(3)	-1.65%	16.82%	11.88%
Institutional Service Class shares – Before Taxes	-1.13%	17.52%	12.62%
Institutional Class shares – Before Taxes(4)	-1.13%	17.52%	12.62%
MSCI World Financials Index(5)	-7.67%	16.29%	10.24%	(6)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
3	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
4	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
5	The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.
6	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since December 31, 2001.

Aberdeen Global Financial Services Fund

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Section 1 – Aberdeen Global Financial Services Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Financial Services Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.35%		0.29%		0.29%		0.49%	0.29%	0.29%
Total annual fund operating expenses	1.50%		2.19%		2.19%		1.89%	1.19%	1.19%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.00%		0.00%		0.00%		0.00%	0.00%	0.00%
Net annual fund operating expenses	1.50%		2.19%		2.19%		1.89%	1.19%	1.19%

(Footnotes included after Example)

Aberdeen Global Financial Services Fund

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Section 1 – Aberdeen Global Financial Services Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Financial Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Financial Services Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$719	$1,022	$1,346	$2,263
Class B shares	$722	$985	$1,375	$2,267
Class C shares	$322	$685	$1,175	$2,524
Class R shares	$192	$594	$1,021	$2,212
Institutional Service Class shares	$121	$378	$654	$1,443
Institutional Class shares	$121	$378	$654	$1,443

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$222	$685	$1,175	$2,267
Class C shares	$222	$685	$1,175	$2,524

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Financial Services Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.06% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Global Financial Services Fund

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Section 1 – Aberdeen Global Financial Services Fund

Summary and Performance (concluded)

9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.44% for Class A, 2.19% for Class B, 2.19% for Class C, 1.69% for Class R, 1.19% for Institutional Service Class, and 1.19% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Global Financial Services Fund

31

Section 1 – Aberdeen Global Utilities Fund

Summary and Performance

Objective

The Utilities Fund seeks long-term capital growth.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Utilities Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in developing market countries) with business operations in or related to utilities. If the Utilities Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Utilities Fund. A utility company is one that is primarily involved in, or related to, the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. Under normal market conditions, the Fund will invest significantly (at least 40% – unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Although utility companies traditionally have paid above-average dividends, the Utilities Fund instead will invest a portion of its assets in securities that emphasize capital appreciation over dividends in order to produce an overall portfolio that generally combines elements of both value and growth styles. A growth style is a style of investing in equity securities of companies the Fund’s management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price. A value style is a style of investing in equity securities that the Fund’s management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

A company that is eligible for investment by the Utilities Fund typically derives at least 50% of its revenues, net income or assets from the utilities sector. The Utilities Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Utilities Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups within this sector:

•	energy sources;

•	utility maintenance services;

•	providers of utility infrastructure;

•	cable television;

•	radio;

•	telecommunications services;

•	transportation services; and

•	water and sanitary services.

The portfolio manager aims to provide strong performance by investing in companies that the portfolio manager believes:

•	have the potential to deliver unexpected earnings and

•	whose prospects for earnings have been underestimated by the market.

Just as importantly, the portfolio manager attempts to avoid companies whose earnings are likely to fall short of expectations.

The portfolio manager assesses the valuation and growth rates both of a particular company and of its utility sector. The portfolio manager conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing the portfolio manager’s own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the market’s consensus.

The Utilities Fund may invest in utility companies of any size, including established large-cap companies that are expected to grow with the market and small-cap and mid-cap companies that may offer strong prospects for future growth. The equity securities in which the Utilities Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest

Aberdeen Global Utilities Fund

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Section 1 – Aberdeen Global Utilities Fund

Summary and Performance (continued)

in the issuer. The Utilities Fund also may use derivatives either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. The Utilities Fund generally will not use derivatives, however, the Fund does reserve the right to use index futures for cash management purposes.

The portfolio manager typically sells a security if it no longer offers potential for unexpected earnings growth. The portfolio manager specifically monitors:

•	earnings revisions and surprises;

•	stock price performance; and

•	any information indicating a change in the industry or franchise assessment of a company.

The Adviser has selected Gartmore Global Partners (“GGP”) as subadviser to manage the Utilities Fund’s portfolio on a day-to-day basis.

Principal Risks

The Utilities Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Utilities Fund’s investments – and therefore, the value of Utilities Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Utilities Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Non-Diversified Fund Risk – because the Utilities Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Concentration Risk – investing 25% or more of the Utilities Fund’s net assets in a select group of companies in utilities and utility-related industries could subject the Utilities Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

Derivatives Risk – the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Selection Risk – the portfolio manager may select securities that underperform the stock market, the Utilities Fund’s benchmark indices, or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk – in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Utilities Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Utilities Fund reflect the performance of the Nationwide Global Utilities Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Utilities Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Utilities Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Utilities Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Aberdeen Global Utilities Fund

33

Section 1 – Aberdeen Global Utilities Fund

Summary and Performance (continued)

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Utilities Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 18.65% – 2nd qtr. of 2003

Worst Quarter: -19.30% – 3rd qtr. of 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	5 Years	Since Inception (Dec. 18, 2001)
Class A shares – Before Taxes	13.42%	21.85%	12.28%
Class A shares – After Taxes on Distributions	11.48%	19.75%	10.57%
Class A shares – After Taxes on Distributions and Sales of Shares	10.90%	18.37%	9.92%
Class B shares – Before Taxes	14.49%	22.22%	12.57%
Class C shares – Before Taxes(2)	18.45%	22.40%	12.57%
Class R shares – Before Taxes(3)	19.98%	22.86%	12.92%
Institutional Service Class shares – Before Taxes	20.69%	23.62%	13.69%
Institutional Class shares – Before Taxes(4)	20.68%	23.62%	13.69%
MSCI World Telecommunications Services Index(5)	22.28%	17.02%	7.78	%(6)
MSCI World Utilities Index(5)	22.28%	26.14%	18.02	%(6)
Global Utilities Composite Index(5)	22.39%	20.70%	12.12	%(6)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
3	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any

Aberdeen Global Utilities Fund

34

Section 1 – Aberdeen Global Utilities Fund

Summary and Performance (continued)

fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for this class have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
4	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
5

The Morgan Stanley Capital International (MSCI) World Telecommunications Services IndexSM is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector. The MSCI World Utilities IndexSM is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, such as electric, gas, multi-utilities, and unregulated power and water. The Global Utilities Composite Index is a combination of 60% MSCI World Telecommunications Services Index and 40% MSCI World Utilities Index. Neither Index pays sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of each Index would be lower. Individuals cannot invest directly in an index.

6	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since December 31, 2001.

Aberdeen Global Utilities Fund

35

Section 1 – Aberdeen Global Utilities Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Utilities Fund depending on the share class you select.

	Fees and Expenses
	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(6)	2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(7)
Management Fees	0.70%		0.70%		0.70%		0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(8)	0.54%		0.52%		0.52%		0.72%	0.52%	0.52%
Total annual fund operating expenses	1.49%		2.22%		2.22%		1.92%	1.22%	1.22%
Less: Amount of Fee Limitations/Expense Reimbursements(9)	0.09%		0.09%		0.09%		0.09%	0.09%	0.09%
Net annual fund operating expenses	1.40%		2.13%		2.13%		1.83%	1.13%	1.13%

(Footnotes included after Example)

Aberdeen Global Utilities Fund

36

Section 1 – Aberdeen Global Utilities Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Utilities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Utilities Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$709	$1,011	$1,333	$2,245
Class B shares	$716	$986	$1,382	$2,277
Class C shares	$316	$686	$1,182	$2,547
Class R shares	$186	$594	$1,028	$2,236
Institutional Service Class shares	$115	$378	$662	$1,469
Institutional Class shares	$115	$378	$662	$1,469

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$216	$686	$1,182	$2,277
Class C shares	$216	$686	$1,182	$2,547

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Utilities Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 4, Investing with Aberdeen Funds: Selling Shares – Exchange and Redemption Fees.
7	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
8	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.02% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

Aberdeen Global Utilities Fund

37

Section 1 – Aberdeen Global Utilities Fund

Summary and Performance (concluded)

9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.38% for Class A, 2.13% for Class B, 2.13% for Class C, 1.63% for Class R, 1.13% for Institutional Service Class, and 1.13% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Global Utilities Fund

38

Section 2 – Fund Details

Additional Information about Investments, Investment Techniques and Risks

Stock Market Risk – For a Fund that invests in stocks, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•	corporate earnings;

•	production;

•	management;

•	sales; and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Foreign Securities Risk – Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;

•	the impact of currency exchange rate fluctuations;

•	reduced information about issuers;

•	higher transaction costs;

•	less stringent regulatory and accounting standards; and

•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with developing/emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

Depositary Receipts – Certain Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Preferred Stock – Certain Funds may invest in preferred stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Convertible Securities – Certain Funds may invest in convertible securities. Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Fund Details

39

Section 2 – Fund Details (continued)

Warrants – Certain Funds may invest in warrants. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

Derivatives – Certain Funds may invest in derivatives. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•	the Fund may suffer disproportionately heavy losses relative to the amount invested; and

•	changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Securities Lending – The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

Temporary Investments – Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

•	short-term U.S. government securities;

•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

•	prime quality commercial paper;

•	repurchase agreements covering any of the securities in which the Fund may invest directly;

•	shares of money market funds; and

•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Equity-Linked Notes – The China Opportunities Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked security(ies). If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies). Equity-linked notes involve further risks associated with:

•	purchases and sales of notes, including the possibility that exchange rate fluctuations may negatively affect the value of a note and

•	the credit quality of the note’s issuer.

Equity-linked notes are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of equity-linked notes refer only to the issuer’s creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Portfolio Turnover – The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Fund Details

40

Section 2 – Fund Details (concluded)

Equity Interests in Foreign Investment Funds or Trusts – In some countries, it is common practice for U.S. mutual funds to gain market exposure by purchasing shares of investment companies that in turn invest in the securities of these countries.

Small-Cap Risk – In general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

The Statement of Additional Information (“SAI”) contains more information on the Funds’ principal investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.

Other Information

Commodity Pool Operator Exemption – Each Fund is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Each Fund posts onto the Trust’s internet site, www.aberdeeninvestments.com, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

Fund Details

41

Section 3 – Fund Management

Investment Adviser

Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. As of December 31, 2007, the Adviser had approximately $42.3 billion in assets under management. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

The Adviser is a wholly owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $204.7 billion in assets as of December 31, 2007 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds will be available in the Funds’ first annual or semi-annual report to shareholders.

Subadvisers

Aberdeen Select Worldwide Fund, Aberdeen China Opportunities Fund, Aberdeen Developing Markets Fund, Aberdeen International Equity Fund, Aberdeen Global Utilities Fund

Gartmore Global Partners (“GGP”), 8 Fenchurch Place, London, England, United Kingdom, is a subadviser to each fund except the Aberdeen Global Financial Services Fund. Subject to the supervision of the Adviser and the Board of Trustees, GGP manages each above-referenced Fund’s assets in accordance with the Fund’s investment objective and strategies. GGP makes investment decisions for each above-referenced Fund and, in connection with such investment decisions, places purchase and sell orders for securities. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP’s management and executive teams and a number of employees. GGP will receive an asset based fee from the Adviser for its investment decision services.

Aberdeen Asset Management Investment Services Limited (“AAMISL”), a United Kingdom corporation, and Aberdeen Asset Management Asia Limited (“AAMAL”), a Singapore corporation, will each serve as subadviser to each fund except the Aberdeen Global Financial Services Fund. AAMISL and AAMAL are both affiliates of the Adviser. AAMISL and AAMAL do not currently have management over a specific portion of any of the above-referenced Fund’s assets at this time, but each assist the Adviser with oversight for said Funds. AAMISL is located at One Bow Churchyard, London, England EC4M9HH. AAMAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. If AAMISL or AAMAL is allocated a specific portion of any of the above-referenced Fund’s assets to manage it the future, it will receive a fee from the Adviser for its investment decision services.

Management Fees

Each Fund pays the Adviser a management fee based on each Fund’s average daily net assets. With respect to each Fund, except the Aberdeen Global Financial Services Fund, the Adviser pays the subadviser from the management fee it receives.

The total annual advisory fees each Fund pays the Adviser (as a percentage of the average daily net assets of each Fund) are as follows:

Fund Assets	Management Fee
Aberdeen China Opportunities Fund
On assets up to $500 million	1.25%
On assets of $500 million up to $2 billion	1.20%
On assets of $2 billion and more	1.15%

Aberdeen Developing Markets Fund
On assets up to $500 million	1.05%
On assets of $500 million up to $2 billion	1.00%
On assets of $2 billion and more	0.95%

Aberdeen Select Worldwide Fund
On assets up to $500 million	0.90%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%

Fund Management

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Section 3 – Fund Management (continued)

Fund Assets	Management Fee

Aberdeen International Equity Fund
On assets up to $500 million	0.90%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%

Aberdeen Global Financial Services Fund
On assets up to $500 million	0.90%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%

Aberdeen Global Utilities Fund
On assets up to $500 million	0.70%
On assets of $500 million up to $2 billion	0.65%
On assets of $2 billion and more	0.60%

Portfolio Management

The Adviser generally uses a team based approach for management of each Fund. The Funds’ portfolio managers and analysts are all members of the Aberdeen U.S. equity team lead by Shahreza Yusof, Head of U.S. Equities. Information about the Aberdeen U.S. equity team member or members primarily responsible for managing each Fund is included below.

Aberdeen China Opportunities Fund

GGP is the subadviser for the China Fund.

Charlie Awdry, CFA, is the portfolio manager of the China Fund, and has assisted in the management of the Fund since its inception in June 2004.

Charlie joined GGP in September 2001, with responsibility for research into the materials sector. In September 2003, Charlie assumed the role of Investment Manager and began supporting the management of the Gartmore China Opportunities Fund. As a sector specialist he conducted research into the industrials and materials sectors for Global Emerging markets products. Charlie spent six months working in Gartmore’s Hong Kong office focusing on opportunities in the Chinese market, returning in April 2006. Charlie was appointed Fund Manager of the Gartmore China Opportunities Fund on June 12, 2006.

Charlie is a CFA charter holder and holds a first class Honours BSc in Geography from the University of Bristol.

Aberdeen Developing Markets Fund

GGP is the subadviser for the Developing Markets Fund.

Christopher Palmer, CFA, is the portfolio manager of the Developing Markets Fund.

Chris joined GGP in 1995 and is Head of Global Emerging Markets. He is responsible for managing GGP’s global emerging market portfolio’s and hedge funds. His background includes on the ground investment experience in Asia and Latin America as an investment advisor to a private family investment group. Prior to this, he was with Bear Stearns & Co Inc, where he was a senior counterparty credit risk officer with extensive responsibilities for hedge fund counter party risk.

Chris graduated from the Colgate University, New York in 1986 with an Honours degree in History. In 1988 he completed an MBA in Finance at New York University, and was awarded the CFA designation in 1993 by the Association of Investment Management and Research.

Aberdeen Select Worldwide Fund

GGP is the subadviser for the Worldwide Fund.

Neil Rogan is the portfolio manager of the Worldwide Fund and has managed the Fund since January 12, 2001.

Neil joined GGP as Head of Asia Pacific Equities in September 1997 after spending five years working for Jardine Fleming in Hong Kong. He joined Touche Remnant in 1982, specialising in Japan and global technology stocks. He joined Flemings in London in 1985, moving from the Japanese team to the International team in 1986. He was appointed Head of Pacific Region Portfolios Group in 1989 before transferring to Jardine Fleming Investment Management in Hong Kong as a director and senior fund manager in 1992. In December 1999, he was appointed Head of International Equities, with responsibility for the Global, Japanese, American and Pacific & Emerging Markets equities teams. Neil participated in the launch of GGP’s range of focus funds and has managed the Gartmore Global Focus Fund since its inception in January 2001. As the success of the Global Focus Fund became established, Neil moved back to full-time management in February 2003 as the Head of Global Equities.

Neil graduated from Cambridge University in 1982 with a first class degree in economics. He is an Associate Member of the UK Society of Investment Professionals.

Fund Management

43

Section 3 – Fund Management (concluded)

Aberdeen International Equity Fund

GGP is the subadviser for the International Equity Fund.

Brian O’Neill and Ben Walker, CFA, are portfolio managers of the International Equity Fund, and have jointly managed the Fund since July 1, 2004.

Brian joined GGP as a Senior Investment Manager on the Global Equities team in 1981 with responsibility for a variety of global funds. Specifically he is the manager of Gartmore Global Trust PLC and has responsibility for Global Institutional Funds. Brian began his career with Royal Insurance as an investment analyst specialising in UK research. He expanded his field of expertise to include management of global equities later moving to Anthony Gibbs & Sons where he was appointed as a fund manager, specialising in global equities.

Brian graduated from Glasgow University in 1969 with an Honours degree in Political Economy.

Ben joined GGP in 1997. He is a Senior Investment Manager for Global Equities with co-management responsibilities for Aggressive Alpha and Hedge strategies. Ben has recently moved back to London from the USA having worked in GGP’s Philadelphia office for nearly 3 years as a Senior Investment Manager on the US equity team. In April 2002 he participated in the launch of the Lyxor US long/short fund and co-managed it until June 2003. Previously he worked in the financial services division of the accountancy firm, Arthur Andersen in London, where he qualified as a Chartered Accountant in August 1997. He has obtained the IMC and is a CFA Charterholder.

Ben graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993.

Aberdeen Global Financial Services Fund

Douglas Burtnick, CFA, and Stuart Quint, CFA are the portfolio managers to the Financial Services Fund and have managed it since November 2003.

Mr. Burtnick is an Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Portfolio Manager with Nationwide Fund Advisors, the Fund’s previous adviser, since May 2002.

Mr. Quint is an Investment Manager with Aberdeen Asset Management Inc. and, prior to joining Aberdeen in October 2007, he was a Senior Equity Analyst with Nationwide Fund Advisors since September 2003.

Aberdeen Global Utilities Fund

GGP is the subadviser for the Utilities Fund.

Ben Walker, CFA, is the portfolio manager to the Utilities Fund. Mr. Walker is a Senior Investment Manager of Global Equities. He joined GGP in 1997.

Multi-Manager Structure

The Adviser and the Trust have applied for an exemptive order from the Securities and Exchange Commission for a multi-manager structure that will allow the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also will allow the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees, but without shareholder approval.

If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order will allow the Funds greater flexibility enabling them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the subadvisers; and

•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

Fund Management

44

Section 4 – Investing with Aberdeen Funds

A Note About Share Classes

Each Fund offers six share classes – Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how long you expect to own your shares;

•	how much you intend to invest;

•	total costs and expenses associated with a particular share class; and

•	whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.

The Aberdeen Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares. Class A and Class C shares are available to all investors. Class B shares are only available to existing shareholders of Class B shares.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

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Section 4 – Investing with Aberdeen Funds (continued)

Comparing Class A, Class B, Class C Shares

Classes and Charges	Points to Consider

Class A Shares

Front-end sales charge up to 5.75% for Class A shares	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC)(1)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% Administrative services fee of up to 0.25%	Total annual operating expenses are lower than Class B and Class C expenses which means higher dividends and/or NAV per share. No conversion feature. No maximum investment amount.

Class B Shares

CDSC up to 5.00%

No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines 1% in most years to zero after six years.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee

Total annual operating expenses are higher than Class A expenses, which means lower-dividends and/or NAV per share.

Automatic conversion to Class A shares after seven years which means lower annual expenses in the future.

Maximum investment amount of $100,000. Larger investments may be rejected.

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares. No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee

Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.

No conversion feature.

Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.
(2)	This limit was calculated based on a one-year holding period.

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46

Section 4 – Investing with Aberdeen Funds (continued)

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges For Class A Shares

	Sales Charge as a Percentage of		Dealer Commission as Percentage of Offering Price
Amount of Purchase	Offering Price	Net Amount Invested (Approximately)
Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	*

*	Dealer may be eligible for a finders fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and “Reduction of Class A Sales Charges” and “Net Asset Value Purchase Privilege (Class A Shares Only)” in the SAI for more information. This information regarding breakpoints is available free of charge at www.aberdeeninvestments.com.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

•	A Larger Investment. The sales charge decreases as the amount of your investment increases.

•

Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•

Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•	Letter of Intent Discount. If you declare in writing that you or a group of family members living at the

Investing with Aberdeen Funds

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Section 4 – Investing with Aberdeen Funds (continued)

same address intend to purchase at least $50,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchases of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

•	investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Fund or the Funds’ distributor to waive sales charges;

•	directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;

•

any investor who pays for shares with proceeds from sales of Class D shares of an Aberdeen Fund (Class D shares are offered by other Aberdeen Funds, but not these Funds) if the new Fund does not offer Class D Shares and Class A Shares are purchased instead;

•	retirement plans;

•	investment advisory clients of the Adviser’s affiliates; and

•	directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares).

A CDSC of up to 1.00% applies to purchases of $1 million or more of Class A Shares if a “finders fee” is paid by the Funds’ distributor or Adviser to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC does not apply:

•	if you are eligible to purchase Class A shares without a sales charge for another reason; or

•	no finders fee was paid; or

•	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC if he or she redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares” for a list of situations where a CDSC is not charged. If you purchase more than one Aberdeen Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Aberdeen Funds purchased and is proportional to the amount you redeem from each Aberdeen Fund.

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Section 4 – Investing with Aberdeen Funds (continued)

Waiver of Contingent Deferred Sales Charges – Class A, Class B and Class C Shares

The CDSC is waived on:

•	the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

•	Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

•	Class A, Class B or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•	mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts; and

•	redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds, the Funds’ Adviser or the Funds’ distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class B Shares

The Funds have ceased offering Class B shares (with exceptions for shareholders who received Class B shares in connection with the Trust’s reorganization with Nationwide Mutual Funds (“existing Class B shareholders”)). New investments of Class B shares, other than by existing Class B shareholders, are no longer permitted. Existing shareholders of Class B shares of Aberdeen Funds may: (i) continue as Class B shareholders; (ii) continue to make additional purchases of Class B shares; (iii) continue to reinvest dividends and distributions into Class B shares; and (iv) exchange their Class B shares for Class B shares of other series of Aberdeen Funds, as permitted by existing exchange privileges. For Class B shares outstanding and Class B shares purchased, reinvested or exchanged, by existing Class B shareholders, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

Sale Within	Sales Charge
1 Year	5%
2 Years	4%
3 Years	3%
4 Years	3%
5 Years	2%
6 Years	1%
7 Years or More	0%

The Funds’ distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales.

Conversion of Class B Shares

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

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Section 4 – Investing with Aberdeen Funds (continued)

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares” for a list of situations where a CDSC is not charged.

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Funds.

Share Classes Available Only to Institutional Accounts

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•	the level of distribution and administrative services the plan requires;

•	the total expenses of the share class; and

•	the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•	401(k) plans;

•	457 plans;

•	403(b) plans;

•	profit sharing and money purchase pension plans;

•	defined benefit plans;

•	non-qualified deferred compensation plans; and

•

other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•	institutional non-retirement accounts;

•	traditional and Roth IRAs;

•	Coverdell Education Savings Accounts;

•	SEPs and SAR-SEPs;

•	SIMPLE IRAs;

•	one-person Keogh plans;

•	individual 403(b) plans; or

•	529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•

retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

•

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

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Section 4 – Investing with Aberdeen Funds (continued)

•	registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services; or

•	life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•	funds of funds offered by affiliates of the Funds;

•	retirement plans for which no third-party administrator receives compensation from the Funds;

•

institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•	rollover individual retirement accounts from such institutional advisory accounts;

•

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•	registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients; or

•	high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial adviser or other intermediary.

Distribution and Services Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Funds’ distributor or any other entity approved by the board (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

Class	As a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class B shares	1.00% (0.25% service fee)
Class C shares	1.00% (0.25% service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)

Administrative Services Fees

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

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Section 4 – Investing with Aberdeen Funds (continued)

Because these fees are paid out of a Fund’s Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•	the Funds’ distributor and other affiliates of the Adviser;

•	broker-dealers;

•	financial institutions; and

•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response    Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•	make transactions;

•	hear fund price information; and

•	obtain mailing and wiring instructions.

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Section 4 – Investing with Aberdeen Funds (continued)

Internet    Go to www.aberdeeninvestments.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•	download Fund prospectuses;

•	obtain information on the Aberdeen Funds;

•	access your account information; and

•	request transactions, including purchases, redemptions and exchanges.

By Regular Mail    Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148.

By Overnight Mail    Aberdeen Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

By Fax    866-923-4269.

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Section 4 – Investing with Aberdeen Funds (continued)

Fund Transactions – Class A, Class B and Class C Shares

All transaction orders must be received by the Funds’ transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.

How to Buy Shares	How to Exchange* or Sell** Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders. ** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.	By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com . However, the Funds may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com . However, the Funds may discontinue on-line transactions of Fund shares at any time.

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Section 4 – Investing with Aberdeen Funds (continued)

How to Buy Shares	How to Exchange* or Sell** Shares

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)

•   if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•   your bank may charge a fee to wire funds.

•   the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

•   your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•   Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•   your financial institution may also charge a fee for receiving the wire.

•   funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)	By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.) ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions. Institutional Service Class or Institutional Class shares should call our toll-free number.

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Section 4 – Investing with Aberdeen Funds (continued)

Buying Shares

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

•	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•

generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.

Fair Value Pricing

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Pricing Committee, consisting of officers of the Trust and employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Pricing Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Valuation Committee of the Board of Trustees.

A “significant event” is an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

•	New Year’s Day

•	Martin Luther King, Jr. Day

•	Presidents’ Day

•	Good Friday

•	Memorial Day

•	Independence Day

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Section 4 – Investing with Aberdeen Funds (continued)

•	Labor Day

•	Thanksgiving Day

•	Christmas Day

•	Other days when the New York Stock Exchange is closed.

Minimum Investments

CLASS A, CLASS B AND CLASS C SHARES
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)
Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$50,000 (per Fund)
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

•	name;

•	date of birth (for individuals);

•	residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts With Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

•

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

•

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

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Section 4 – Investing with Aberdeen Funds (continued)

Exchanging Shares

You may exchange your Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

•	both accounts have the same registration;

•	your first purchase in the new fund meets its minimum investment requirement; and

•	you purchase the same class of shares. For example, you may exchange between Class A shares of any Aberdeen Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

•	if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

Automatic Withdrawal Program

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading is restricted; or

•	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

•	is engaged in excessive trading or

•	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund

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Section 4 – Investing with Aberdeen Funds (continued)

directly to an account holder as a redemption in-kind. For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind by shareholders including affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

•	your account address has changed within the last 15 calendar days;

•	the redemption check is made payable to anyone other than the registered shareholder;

•	the proceeds are mailed to any address other than the address of record; or

•	the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Aberdeen Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Aberdeen Funds or sales and repurchases of Aberdeen Funds within a short time period) may:

•	disrupt portfolio management strategies;

•	increase brokerage and other transaction costs; and

•	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the Adviser; its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

•	restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

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Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

•	an exchange equaling 1% or more of a Fund’s NAV may be rejected and

•

redemption and exchange fees are imposed on certain Aberdeen Funds. These Aberdeen Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Aberdeen Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

Fair Valuation

The Funds have fair value pricing procedures in place as described above in Section 4, Investing with Aberdeen Funds: Buying Shares – Share Price. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Exchange and Redemption Fees

In order to discourage excessive trading, the Aberdeen Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

•	shares redeemed or exchanged under regularly scheduled withdrawal plans;

•	shares purchased through reinvested dividends or capital gains;

•	shares redeemed following the death or disability of a shareholder. The disability, determination of disability, and subsequent redemption must have occurred during the period the fee applied;

•	shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

•	shares redeemed or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction; or

•	shares redeemed or exchanged by any “fund of funds” that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

•	broker wrap fee and other fee-based programs;

•	qualified retirement plan accounts;

•	omnibus accounts where there is no capability to impose an exchange fee on underlying customers’ accounts; and

•	intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

Investing with Aberdeen Funds

60

Section 4 – Investing with Aberdeen Funds (concluded)

The following Aberdeen Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Aberdeen Fund if you have held the shares of the fund for less than the minimum holding period listed below:

Fund	Exchange/Redemption Fee	Minimum Holding Period (Calendar Days)
Aberdeen China Opportunities Fund	2.00%	90
Aberdeen Developing Markets Fund	2.00%	90
Aberdeen Global Financial Services Fund	2.00%	90
Aberdeen Health Sciences Fund	2.00%	90
Aberdeen Natural Resources Fund	2.00%	90
Aberdeen Technology and Communications Fund	2.00%	90
Aberdeen Global Utilities Fund	2.00%	90
Aberdeen Hedged Core Equity Fund	2.00%	90
Aberdeen International Equity Fund	2.00%	90
Aberdeen Market Neutral Fund	2.00%	90
Aberdeen Select Mid Cap Growth Fund	2.00%	90
Aberdeen Small Cap Fund	2.00%	90
Aberdeen Small Cap Opportunities Fund	2.00%	90
Aberdeen Small Cap Growth Fund	2.00%	90
Aberdeen Select Small Cap Fund	2.00%	90
Aberdeen Small Cap Value Fund	2.00%	90
Aberdeen Equity Long-Short Fund	2.00%	90
Aberdeen Select Worldwide Fund	2.00%	90
Aberdeen Select Equity Fund	2.00%	30
Aberdeen Select Growth Fund	2.00%	30
Aberdeen Tax-Free Income Fund	2.00%	7

Investing with Aberdeen Funds

61

Section 5 – Distribution and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•	distributions are taxable to you at either ordinary income or capital gains tax rates;

•	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•	for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•	for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction, subject to certain limitations; and

•	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Distribution and Taxes

62

Section 5 – Distribution and Taxes (concluded)

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Aberdeen Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by a Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

Distribution and Taxes

63

Section 6 – Financial Highlights

The financial highlights information presented for the Funds is the financial history of the predecessor Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class shares of the corresponding Funds of Nationwide Mutual Funds (the “Predecessor Funds”), which have been reorganized into the Funds as shown in the chart below. The financial highlights tables are intended to help you understand the Predecessor Funds’ financial performance for the past five years ended October 31. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Predecessor Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Predecessor Funds’ financial statements, is included in the Predecessor Funds’ most recent annual report, which is available upon request.

Fund	Corresponding Predecessor Fund
Aberdeen China Opportunities Fund	Nationwide China Opportunities Fund
Aberdeen Developing Markets Fund	Nationwide Emerging Markets Fund
Aberdeen Select Worldwide Fund	Nationwide Worldwide Leaders Fund
Aberdeen International Equity Fund	Nationwide International Growth Fund
Aberdeen Global Financial Services Fund	Nationwide Global Financial Services Fund
Aberdeen Global Utilities Fund	Nationwide Global Utilities Fund

Financial Highlights

64

Section 6 – Financial Highlights (continued)

ABERDEEN CHINA OPPORTUNITIES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrea- lized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period	Total Ret- urn(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Invest- ment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Period Ended October 31, 2004(f)	$10.00	0.01	1.25	1.26	(0.02)	—	(0.02)	—	$11.24	12.61%	$1,029	1.95%	0.37%	5.57%	(3.25)%	50.76%
Year Ended October 31, 2005	$11.24	0.09	0.33	0.42	(0.07)	(0.34)	(0.41)	—	$11.25	3.58%	$2,847	2.01%	0.95%	2.68%	0.28%	130.48%
Year Ended October 31, 2006	$11.25	0.05	5.54	5.59	(0.05)	(0.94)	(0.99)	0.01	$15.86	53.19%	$14,470	1.99%	0.44%	2.10%	0.33%	124.36%
Year Ended October 31, 2007(g)	$15.86	0.01	22.07	22.08	(0.05)	(0.92)	(0.97)	0.03	$37.00	145.79%	$61,791	1.88%	0.06%	1.88%	0.05%	127.10%
Class B Shares
Period Ended October 31, 2004(f)	$10.00	0.01	1.23	1.24	(0.01)	—	(0.01)	—	$11.23	12.38%	$19	2.65%	(0.14)%	6.09%	(3.57)%	50.76%
Year Ended October 31, 2005	$11.23	0.03	0.31	0.34	(0.04)	(0.34)	(0.38)	—	$11.19	2.82%	$315	2.74%	0.33%	3.41%	(0.34)%	130.48%
Year Ended October 31, 2006	$11.19	(0.04)	5.49	5.45	(0.01)	(0.94)	(0.95)	0.01	$15.70	52.07%	$1,210	2.73%	(0.47)%	2.85%	(0.59)%	124.36%
Year Ended October 31, 2007(g)	$15.70	(0.17)	21.79	21.62	(h )	(0.92)	(0.92)	0.03	$36.43	144.04%	$8,720	2.62%	(0.74)%	2.62%	(0.74)%	127.10%
Class C Shares
Period Ended October 31, 2004(f)	$10.00	(0.01)	1.24	1.23	—	—	—	—	$11.23	12.30%	$38	2.65%	(1.42)%	6.93%	(5.69)%	50.76%
Year Ended October 31, 2005	$11.23	0.02	0.31	0.33	(0.03)	(0.34)	(0.37)	—	$11.19	2.79%	$1,258	2.73%	0.24%	3.42%	(0.45)%	130.48%
Year Ended October 31, 2006	$11.19	(0.03)	5.48	5.45	(0.01)	(0.94)	(0.95)	0.01	$15.70	52.11%	$5,247	2.73%	(0.25)%	2.85%	(0.37)%	124.36%
Year Ended October 31, 2007(g)	$15.70	(0.16)	21.77	21.61	(h )	(0.92)	(0.92)	0.03	$36.42	143.94%	$36,340	2.62%	(0.68)%	2.62%	(0.68)%	127.10%

Financial Highlights

65

Section 6 – Financial Highlights (continued)

ABERDEEN CHINA OPPORTUNITIES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrea- lized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distribu- tions	Redemp- tion Fees	Net Asset Value, End of Period	Total Re- turn(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Invest- ment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)

Class R Shares
Period Ended October 31, 2004(f)	$10.00	0.01	1.24	1.25	(0.01)	—	(0.01)	—	$11.24	12.46%	$1	2.40%	(0.18)%	4.86%	(2.64)%	50.76%
Year Ended October 31, 2005	$11.24	0.06	0.33	0.39	(0.06)	(0.34)	(0.40)	—	$11.23	3.29%	$1	2.22%	0.49%	2.87%	(0.16)%	130.48%
Year Ended October 31, 2006	$11.23	0.08	5.44	5.52	(0.03)	(0.94)	(0.97)	0.01	$15.79	52.68%	$7	2.28%	0.68%	2.36%	0.61%	124.36%
Year Ended October 31, 2007(g)	$15.79	(0.08)	21.97	21.89	(0.01)	(0.92)	(0.93)	0.03	$36.78	144.93%	$430	2.13%	(0.27)%	2.13%	(0.27)%	127.10%
Institutional Service Class Shares
Period Ended October 31, 2004(f)	$10.00	0.02	1.25	1.27	(0.02)	—	(0.02)	—	$11.25	12.74%	$1	1.70%	0.51%	3.97%	(1.75)%	50.76%
Year Ended October 31, 2005	$11.25	0.09	0.34	0.43	(0.09)	(0.34)	(0.43)	—	$11.25	3.63%	$1	1.82%	0.84%	2.48%	0.18%	130.48%
Year Ended October 31, 2006	$11.25	0.11	5.51	5.62	(0.06)	(0.94)	(1.00)	0.01	$15.88	53.57%	$120	1.72%	1.34%	1.81%	1.25%	124.36%
Year Ended October 31, 2007(g)	$15.88	0.06	22.14	22.20	(0.08)	(0.92)	(1.00)	0.03	$37.11	146.46%	$21,424	1.62%	0.20%	1.62%	0.20%	127.10%
Institutional Class Shares
Period Ended October 31, 2004(f)	$10.00	0.02	1.25	1.27	(0.02)	—	(0.02)	—	$11.25	12.74%	$5,637	1.65%	0.59%	4.17%	(1.93)%	50.76%
Year Ended October 31, 2005	$11.25	0.12	0.34	0.46	(0.10)	(0.34)	(0.44)	—	$11.27	3.86%	$5,854	1.72%	0.98%	2.41%	0.29%	130.48%
Year Ended October 31, 2006	$11.27	0.05	5.58	5.63	(0.06)	(0.94)	(1.00)	0.01	$15.91	53.57%	$8,994	1.74%	0.31%	1.88%	0.17%	124.36%
Year Ended October 31, 2007(g)	$15.91	0.07	22.17	22.24	(0.08)	(0.92)	(1.00)	0.03	$37.18	146.44%	$17,182	1.63%	0.29%	1.63%	0.29%	127.10%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The amount is less than $0.005.

Financial Highlights

66

Section 6 – Financial Highlights (continued)

ABERDEEN DEVELOPING MARKETS FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrea- lized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distribu- tions	Redemp- tion Fees	Net Asset Value, End of Period	Total Re- turn(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Invest- ment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2003	$6.80	0.03	3.71	3.74	—	—	—	—	$10.54	55.00%	$9,070	1.88%	0.61%	2.45%	0.05%	146.04%
Year Ended October 31, 2004	$10.54	0.05	1.70	1.75	(0.05)	—	(0.05)	0.03	$12.27	16.97%	$13,898	1.88%	0.41%	1.99%	0.31%	134.11%
Year Ended October 31, 2005	$12.27	0.08	3.47	3.55	(0.05)	(0.85)	(0.90)	—	$14.92	30.02%	$22,009	1.84%	0.55%	(h)	(h)	135.40%
Year Ended October 31, 2006	$14.92	0.10	4.49	4.59	(0.10)	(1.59)	(1.69)	—	$17.82	32.89%	$34,047	1.65%	0.60%	1.66%	0.59%	141.70%
Year Ended October 31, 2007	$17.82	0.06	12.90	12.96	(0.05)	(2.79)	(2.84)	0.01	$27.95	82.20%	$102,204	1.76%	0.31%	1.77%	0.31%	70.09%
Class B Shares
Year Ended October 31, 2003	$6.71	(j )	3.62	3.62	—	—	—	—	$10.33	53.95%	$2,010	2.55%	0.07%	3.18%	(0.56)%	146.04%
Year Ended October 31, 2004	$10.33	(0.03)	1.67	1.64	(0.02)	—	(0.02)	0.03	$11.98	16.14%	$2,900	2.55%	(0.27)%	2.65%	(0.37)%	134.11%
Year Ended October 31, 2005	$11.98	(0.01)	3.37	3.36	(0.01)	(0.85)	(0.86)	—	$14.48	29.30%	$4,062	2.52%	(0.11)%	(h)	(h)	135.40%
Year Ended October 31, 2006	$14.48	(0.01)	4.35	4.34	(0.02)	(1.59)	(1.61)	—	$17.21	31.97%	$6,013	2.31%	(0.08)%	2.32%	(0.09)%	141.70%
Year Ended October 31, 2007	$17.21	(0.07)	12.36	12.29	—	(2.79)	(2.79)	0.01	$26.72	80.98%	$5,369	2.41%	(0.19)%	2.42%	(0.20)%	70.09%
Class C Shares
Year Ended October 31, 2003	$6.80	(j )	3.67	3.67	—	—	—	—	$10.47	53.97%	$1,398	2.55%	(0.12)%	2.95%	(0.52)%	146.04%
Year Ended October 31, 2004	$10.47	(0.02)	1.68	1.66	(0.02)	—	(0.02)	0.03	$12.14	16.21%	$2,217	2.55%	(0.16)%	2.64%	(0.25)%	134.11%
Year Ended October 31, 2005	$12.14	(0.01)	3.42	3.41	(0.01)	(0.85)	(0.86)	—	$14.69	29.20%	$4,302	2.51%	(0.11)%	(h)	(h)	135.40%
Year Ended October 31, 2006	$14.69	(0.01)	4.42	4.41	(0.02)	(1.59)	(1.61)	—	$17.49	31.92%	$7,716	2.31%	(0.07)%	2.32%	(0.08)%	141.70%
Year Ended October 31, 2007	$17.49	(0.04)	12.55	12.51	—	(2.79)	(2.79)	0.01	$27.22	81.04%	$21,994	2.42%	(0.35)%	2.43%	(0.36)%	70.09%
Class R Shares
Period Ended October 31, 2004(f)	$11.20	0.03	0.78	0.81	(0.03)	—	(0.03)	0.03	$12.01	7.50%	$1	2.15%	0.26%	2.28%	0.13%	134.11%
Year Ended October 31, 2005	$12.01	0.04	3.41	3.45	(0.04)	(0.85)	(0.89)	—	$14.57	30.11%	$9	1.82%	0.16%	(h)	(h)	135.40%
Year Ended October 31, 2006	$14.57	0.05	4.40	4.45	(0.11)	(1.59)	(1.70)	—	$17.32	32.65%	$456	1.84%	(0.01)%	1.94%	(0.11)%	141.70%
Year Ended October 31, 2007	$17.32	0.03	12.48	12.51	(0.02)	(2.79)	(2.81)	0.01	$27.03	81.85%	$1,819	1.98%	0.16%	1.98%	0.15%	70.09%

Financial Highlights

67

Section 6 – Financial Highlights (continued)

ABERDEEN DEVELOPING MARKETS FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrea- lized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distribu- tions	Redemp- tion Fees	Net Asset Value, End of Period	Total Re- turn(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Invest- ment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Institutional Service Class Shares
Year Ended October 31, 2003	$6.86	0.08	3.72	3.80	—	—	—	—	$10.66	55.39%	$1,781	1.55%	1.07%	2.18%	0.44%	146.04%
Year Ended October 31, 2004	$10.66	0.09	1.72	1.81	(0.07)	—	(0.07)	0.03	$12.43	17.25%	$3,737	1.55%	0.81%	1.66%	0.70%	134.11%
Year Ended October 31, 2005	$12.43	0.10	3.54	3.64	(0.08)	(0.85)	(0.93)	—	$15.14	30.60%	$8,954	1.50%	0.83%	(h)	(h)	135.40%
Year Ended October 31, 2006(i)	$15.14	0.17	4.56	4.73	(0.14)	(1.59)	(1.73)	—	$18.14	33.25%	$3,066	1.34%	1.01%	1.34%	1.00%	141.70%
Year Ended October 31, 2007	$18.14	0.14	13.16	13.30	(0.10)	(2.79)	(2.89)	0.01	$28.56	82.87%	$3,662	1.42%	0.65%	1.42%	0.64%	70.09%
Institutional Class Shares
Period Ended October 31, 2004(g)	$11.26	0.03	1.15	1.18	(0.04)	—	(0.04)	0.03	$12.43	10.79%	$236	1.55%	0.81%	1.71%	0.65%	134.11%
Year Ended October 31, 2005	$12.43	0.11	3.53	3.64	(0.08)	(0.85)	(0.93)	—	$15.14	30.60%	$2,631	1.49%	0.92%	(h)	(h)	135.40%
Year Ended October 31, 2006	$15.14	0.13	4.60	4.73	(0.14)	(1.59)	(1.73)	—	$18.14	33.32%	$10,390	1.30%	0.88%	1.33%	0.85%	141.70%
Year Ended October 31, 2007	$18.14	0.16	13.14	13.30	(0.10)	(2.79)	(2.89)	0.01	$28.56	82.77%	$14,574	1.42%	0.72%	1.42%	0.71%	70.09%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	There were no fee reductions in this period.
(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	The amount is less than $0.005.

Financial Highlights

68

Section 6 – Financial Highlights (continued)

ABERDEEN SELECT WORLDWIDE FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrea- lized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distribu- tions	Redemp- tion Fees	Net Asset Value, End of Period	Total Re- turn(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Invest- ment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2003	$5.50	(0.02)	1.53	1.51	—	—	—	$ 7.01	27.45%	$34,889	1.67%	(0.47)%	(h)	(h)	689.06%
Year Ended October 31, 2004	$7.01	0.05	0.46	0.51	—	—	—	$ 7.52	7.28%	$30,707	1.70%	0.53%	1.85%	0.38%	495.62%
Year Ended October 31, 2005	$7.52	(0.02)	1.78	1.76	(0.03)	(0.03)	—	$ 9.25	23.44%	$32,404	1.69%	(0.26)%	1.94%	(0.50)%	352.57%
Year Ended October 31, 2006	$9.25	0.04	2.38	2.42	(0.05)	(0.05)	—	$11.62	26.22%	$41,219	1.62%	0.42%	1.68%	0.36%	298.51%
Year Ended October 31, 2007	$11.62	(j )	3.77	3.77	(0.03)	(0.03)	0.01	$15.37	32.61%	$61,525	1.58%	0.02%	1.58%	0.01%	257.25%
Class B Shares
Year Ended October 31, 2003(f)	$5.41	(0.04)	1.48	1.44	—	—	—	$ 6.85	26.62%	$96	2.39%	(0.72)%	(h)	(h)	689.06%
Year Ended October 31, 2004	$6.85	(j )	0.45	0.45	—	—	—	$ 7.30	6.57%	$122	2.40%	(0.13)%	2.57%	(0.30)%	495.62%
Year Ended October 31, 2005	$7.30	(0.05)	1.71	1.66	(0.02)	(0.02)	—	$ 8.94	22.70%	$343	2.41%	(0.94)%	2.64%	(1.18)%	352.57%
Year Ended October 31, 2006	$8.94	(0.02)	2.27	2.25	(0.01)	(0.01)	—	$11.18	25.22%	$806	2.33%	(0.24)%	2.40%	(0.31)%	298.51%
Year Ended October 31, 2007	$11.18	(0.07)	3.60	3.53	—	—	0.01	$14.72	31.66%	$2,209	2.32%	(0.79)%	2.32%	(0.79)%	257.25%
Class C Shares
Year Ended October 31, 2003	$5.44	(0.06)	1.51	1.45	—	—	—	$ 6.89	26.65%	$19	2.38%	(0.84)%	(h)	(h)	689.06%
Year Ended October 31, 2004	$6.89	(j )	0.44	0.44	—	—	—	$ 7.33	6.39%	$25	2.40%	(0.08)%	2.57%	(0.25)%	495.62%
Year Ended October 31, 2005	$7.33	(0.05)	1.71	1.66	(0.02)	(0.02)	—	$ 8.97	22.81%	$676	2.41%	(0.90)%	2.65%	(1.15)%	352.57%
Year Ended October 31, 2006	$8.97	(0.01)	2.28	2.27	(0.02)	(0.02)	—	$11.22	25.19%	$3,795	2.32%	(0.26)%	2.40%	(0.33)%	298.51%
Year Ended October 31, 2007	$11.22	(0.07)	3.62	3.55	—(j)	—	0.01	$14.78	31.73%	$21,935	2.32%	(0.80)%	2.32%	(0.80)%	257.25%
Class R Shares
Period Ended October 31, 2003(g)	$6.55	(0.01)	0.32	0.31	—	—	—	$ 6.86	4.73%	$1	1.87%	(1.05)%	1.97%	(1.15)%	689.06%
Year Ended October 31, 2004	$6.86	0.02	0.45	0.47	—	—	—	$ 7.33	7.00%	$1	1.96%	0.28%	2.12%	0.12%	495.62%
Year Ended October 31, 2005	$7.33	(0.03)	1.75	1.72	(0.03)	(0.03)	—	$ 9.02	23.33%	$1	1.75%	(0.33)%	1.75%	(0.34)%	352.57%
Year Ended October 31, 2006	$9.02	0.01	2.31	2.32	(0.04)	(0.04)	—	$11.30	25.78%	$2	1.92%	0.11%	1.98%	0.06%	298.51%
Year Ended October 31, 2007	$11.30	(j )	3.62	3.62	(0.02)	(0.02)	0.01	$14.91	32.16%	$1,048	1.84%	(0.70)%	1.85%	(0.70)%	257.25%

Financial Highlights

69

Section 6 – Financial Highlights (continued)

ABERDEEN SELECT WORLDWIDE FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrea- lized Gains on Invest ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distribu- tions	Redemp- tion Fees	Net Asset Value, End of Period	Total Re- turn(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Invest- ment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Institutional Service Class Shares
Year Ended October 31, 2003	$5.54	(j	)	1.54	1.54	—	—	—	$ 7.08	27.80%	$1,400	1.46%	0.12%	(h)	(h)	689.06%
Year Ended October 31, 2004	$7.08	0.05		0.47	0.52	—	—	—	$ 7.60	7.34%	$1,373	1.65%	0.61%	1.80%	0.46%	495.62%
Year Ended October 31, 2005	$7.60	(0.01)		1.79	1.78	(0.03)	(0.03)	—	$ 9.35	23.48%	$3,883	1.64%	(0.15)%	1.89%	(0.40)%	352.57%
Year Ended October 31, 2006(f)	$9.35	0.02		2.42	2.44	(0.05)	(0.05)	—	$11.74	26.17%	$20	1.65%	0.15%	1.70%	0.11%	298.51%
Year Ended October 31, 2007	$11.74	0.03		3.81	3.84	(0.04)	(0.04)	0.01	$15.55	32.84%	$39	1.42%	0.17%	1.42%	0.17%	257.25%
Institutional Class Shares
Period Ended October 31, 2004(i)	$7.23	0.02		0.35	0.37	—	—	—	$ 7.60	5.12%	$1	1.40%	0.72%	1.70%	0.42%	495.62%
Year Ended October 31, 2005	$7.60	0.01		1.80	1.81	(0.04)	(0.04)	—	$ 9.37	23.81%	$1	1.40%	0.04%	1.73%	(0.32)%	352.57%
Year Ended October 31, 2006	$9.37	0.07		2.40	2.47	(0.06)	(0.06)	—	$11.78	26.49%	$2	1.32%	0.72%	1.42%	0.62%	298.51%
Year Ended October 31, 2007	$11.78	0.03		3.84	3.87	(0.05)	(0.05)	0.01	$15.61	33.01%	$2	1.32%	0.26%	1.32%	0.26%	257.25%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	There were no fee reductions during the period.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(j)	The amount is less than $0.005.

Financial Highlights

70

Section 6 – Financial Highlights (continued)

ABERDEEN INTERNATIONAL EQUITY FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrea- lized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distribu- tions	Redemp- tion Fees	Net Asset Value, End of Period	Total Re- turn(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Invest- ment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2003	$5.38	(0.01)	1.58	1.57	—	—	—	0.03	$6.98	29.74%	$2,592	1.65%	0.39%	2.37%	(0.33)%	304.72%
Year Ended October 31, 2004	$6.98	0.01	0.79	0.80	—	—	—	0.01	$7.79	11.60%	$3,096	1.65%	0.06%	2.10%	(0.38)%	262.09%
Year Ended October 31, 2005	$7.79	0.08	1.90	1.98	(0.08)	—	(0.08)	—	$9.69	25.49%	$7,980	1.65%	0.74%	1.90%	0.50%	247.22%
Year Ended October 31, 2006	$9.69	0.02	3.68	3.70	(0.04)	—	(0.04)	—	$13.35	38.22%	$26,565	1.69%	(0.04)%	1.70%	(0.05)%	175.91%
Year Ended October 31, 2007	$13.35	0.03	6.02	6.05	(0.03)	(0.50)	(0.53)	—	$18.87	46.74%	$163,800	1.57%	0.21%	1.57%	0.21%	135.54%
Class B Shares
Year Ended October 31, 2003	$5.30	(0.05)	1.54	1.49	—	—	—	0.03	$6.82	28.68%	$2,395	2.40%	(0.36)%	3.12%	(1.08)%	304.72%
Year Ended October 31, 2004	$6.82	(0.05)	0.78	0.73	—	—	—	0.01	$7.56	10.85%	$2,695	2.40%	(0.70)%	2.84%	(1.14)%	262.09%
Year Ended October 31, 2005	$7.56	0.01	1.83	1.84	(0.05)	—	(0.05)	—	$9.35	24.49%	$3,444	2.40%	0.12%	2.81%	(0.30)%	247.22%
Year Ended October 31, 2006	$9.35	(0.08)	3.57	3.49	(0.01)	—	(0.01)	—	$12.83	37.37%	$6,031	2.41%	(0.80)%	2.42%	(0.82)%	175.91%
Year Ended October 31, 2007	$12.83	(0.08)	5.76	5.68	—	(0.50)	(0.50)	—	$18.01	45.69%	$8,792	2.23%	(0.47)%	2.23%	(0.47)%	135.54%

Financial Highlights

71

Section 6 – Financial Highlights (continued)

ABERDEEN INTERNATIONAL EQUITY FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrea- lized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distribu- tions	Redemp- tion Fees	Net Asset Value, End of Period	Total Re- turn(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Invest- ment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class C Shares
Year Ended October 31, 2003	$5.33	(0.05)	1.55	1.50	—	—	—	0.03	$6.86	28.71%	$16	2.40%	(0.37)%	3.12%	(1.09)%	304.72%
Year Ended October 31, 2004	$6.86	(0.01)	0.74	0.73	—	—	—	0.01	$7.60	10.79%	$112	2.40%	(0.23)%	2.87%	(0.70)%	262.09%
Year Ended October 31, 2005	$7.60	0.03	1.82	1.85	(0.05)	—	(0.05)	—	$9.40	24.45%	$272	2.40%	0.10%	2.69%	(0.19)%	247.22%
Year Ended October 31, 2006	$9.40	(0.02)	3.54	3.52	(0.02)	—	(0.02)	—	$12.90	37.49%	$9,566	2.40%	(0.62)%	2.40%	(0.62)%	175.91%
Year Ended October 31, 2007	$12.90	(0.05)	5.75	5.70	—	(0.50)	(0.50)	—	$18.10	45.59%	$61,851	2.26%	(0.46)%	2.26%	(0.46)%	135.54%
Class R Shares
Period Ended October 31, 2004(f)	$7.25	0.02	0.30	0.32	—	—	—	0.01	$7.58	4.55%	$1	2.00%	0.31%	2.65%	(0.33)%	262.09%
Year Ended October 31, 2005	$7.58	0.07	1.86	1.93	(0.10)	—	(0.10)	—	$9.41	25.37%	$1	1.68%	0.81%	2.31%	0.18%	247.22%
Year Ended October 31, 2006	$9.41	(0.04)	3.61	3.57	(0.03)	—	(0.03)	—	$12.95	38.01%	$2	1.94%	(0.38)%	1.96%	(0.39)%	175.91%
Year Ended October 31, 2007	$12.95	(h )	5.82	5.82	(0.03)	(0.50)	(0.53)	—	$18.24	46.37%	$725	1.80%	(0.17)%	1.80%	(0.17)%	135.54%

Financial Highlights

72

Section 6 – Financial Highlights (continued)

ABERDEEN INTERNATIONAL EQUITY FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)		Net Realized and Unrea- lized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distribu- tions	Redemp- tion Fees	Net Asset Value, End of Period	Total Re- turn(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Invest- ment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Institutional Service Class Shares
Year Ended October 31, 2003	$5.42	0.01		1.59	1.60	—	—	—	0.03	$7.05	30.07%	$2,350	1.40%	0.64%	2.12%	(0.08)%	304.72%
Year Ended October 31, 2004	$7.05	0.02		0.81	0.83	—	—	—	0.01	$7.89	11.91%	$2,629	1.40%	0.30%	1.84%	(0.14)%	262.09%
Year Ended October 31, 2005	$7.89	0.11		1.91	2.02	(0.10)	—	(0.10)	—	$9.81	25.72%	$3,306	1.40%	1.12%	1.82%	0.70%	247.22%
Year Ended October 31, 2006	$9.81	0.02		3.77	3.79	(0.05)	—	(0.05)	—	$13.55	38.76%	$4,589	1.41%	0.17%	1.42%	0.15%	175.91%
Year Ended October 31, 2007	$13.55	0.07		6.12	6.19	(0.05)	(0.50)	(0.55)	—	$19.19	47.13%	$7,256	1.24%	0.47%	1.24%	0.47%	135.54%
Institutional Class Shares
Period Ended October 31, 2004(g)	$7.51	—	(h)	0.37	0.37	—	—	—	0.01	$7.89	5.06%	$189	1.40%	0.03%	1.94%	(0.52)%	262.09%
Year Ended October 31, 2005	$7.89	0.11		1.91	2.02	(0.10)	—	(0.10)	—	$9.81	25.72%	$1,372	1.40%	1.11%	1.61%	0.90%	247.22%
Year Ended October 31, 2006	$9.81	0.03		3.76	3.79	(0.05)	—	(0.05)	—	$13.55	38.76%	$3,742	1.41%	0.22%	1.42%	0.20%	175.91%
Year Ended October 31, 2007	$13.55	0.08		6.11	6.19	(0.05)	(0.50)	(0.55)	—	$19.19	47.13%	$9,125	1.24%	0.54%	1.24%	0.54%	135.54%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	The amount is less than $0.005.

Financial Highlights

73

Section 6 – Financial Highlights (continued)

ABERDEEN GLOBAL FINANCIAL SERVICES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income	Net Realized and Unrea- lized Gains on Invest ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distribu- tions	Redemp- tion Fees	Net Asset Value, End of Period	Total Re- turn(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Invest- ment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2003	$8.92	0.07	2.83	2.90	(0.02)	—	(0.02)	—	$11.80	32.59%	$1,228	1.65%	0.81%	2.78%	(0.33)%	256.82%
Year Ended October 31, 2004	$11.80	0.12	1.77	1.89	(0.09)	(1.11)	(1.20)	—	$12.49	17.01%	$2,457	1.65%	1.06%	2.41%	0.31%	129.61%
Year Ended October 31, 2005	$12.49	0.11	1.72	1.83	(0.11)	(0.80)	(0.91)	—	$13.41	14.91%	$4,546	1.66%	1.00%	2.00%	0.66%	213.88%
Year Ended October 31, 2006	$13.41	0.16	2.92	3.08	(0.20)	(0.62)	(0.82)	0.01	$15.68	23.87%	$21,752	1.52%	1.01%	1.53%	1.01%	195.16%
Year Ended October 31, 2007	$15.68	0.22	1.55	1.77	(0.18)	(0.67)	(0.85)	0.01	$16.61	11.73%	$25,266	1.50%	1.34%	1.50%	1.34%	167.95%
Class B Shares
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80	—	—	—	—	$11.67	31.60%	$906	2.40%	0.08%	3.67%	(1.20)%	256.82%
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	(1.14)	—	$12.30	16.15%	$1,072	2.40%	0.20%	3.14%	(0.54)%	129.61%
Year Ended October 31, 2005	$12.30	0.04	1.68	1.72	(0.05)	(0.80)	(0.85)	—	$13.17	14.02%	$1,243	2.40%	0.28%	2.80%	(0.12)%	213.88%
Year Ended October 31, 2006	$13.17	0.05	2.87	2.92	(0.11)	(0.62)	(0.73)	0.01	$15.37	22.98%	$2,993	2.25%	0.33%	2.25%	0.33%	195.16%
Year Ended October 31, 2007	$15.37	0.17	1.44	1.61	(0.05)	(0.67)	(0.72)	0.01	$16.27	10.88%	$1,764	2.18%	0.69%	2.18%	0.68%	167.95%
Class C Shares
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80	—	—	—	—	$11.67	31.60%	$883	2.40%	0.08%	3.68%	(1.20)%	256.82%
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	(1.14)	—	$12.30	16.16%	$1,088	2.40%	0.20%	3.15%	(0.55)%	129.61%
Year Ended October 31, 2005	$12.30	0.03	1.68	1.71	(0.05)	(0.80)	(0.85)	—	$13.16	13.94%	$1,590	2.40%	0.30%	2.77%	(0.08)%	213.88%
Year Ended October 31, 2006	$13.16	0.06	2.86	2.92	(0.11)	(0.62)	(0.73)	0.01	$15.36	23.03%	$5,514	2.24%	0.37%	2.24%	0.36%	195.16%
Year Ended October 31, 2007	$15.36	0.14	1.48	1.62	(0.06)	(0.67)	(0.73)	0.01	$16.26	10.96%	$4,414	2.18%	0.68%	2.19%	0.67%	167.95%
Class R Shares
Period Ended October 31, 2004(f)	$11.47	0.04	0.86	0.90	(0.06)	—	(0.06)	—	$12.31	7.89%	$1	1.98%	0.46%	2.74%	(0.30)%	129.61%
Year Ended October 31, 2005	$12.31	0.12	1.67	1.79	(0.11)	(0.80)	(0.91)	—	$13.19	14.82%	$1	1.71%	0.96%	2.27%	0.41%	213.88%
Year Ended October 31, 2006	$13.19	0.14	2.86	3.00	(0.18)	(0.62)	(0.80)	0.01	$15.40	23.59%	$79	1.78%	1.00%	1.78%	1.00%	195.16%
Year Ended October 31, 2007	$15.40	0.19	1.50	1.69	(0.10)	(0.67)	(0.77)	0.01	$16.33	11.39%	$101	1.82%	1.40%	1.83%	1.39%	167.95%

Financial Highlights

74

Section 6 – Financial Highlights (continued)

ABERDEEN GLOBAL FINANCIAL SERVICES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income	Net Realized and Unrea- lized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distribu- tions	Redemp- tion Fees	Net Asset Value End of Period	Total Re- turn(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Invest- ment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Institutional Service Class Shares
Year Ended October 31, 2003	$8.94	0.11	2.83	2.94	(0.03)	—	(0.03)	—	$11.85	32.95%	$892	1.40%	1.08%	2.68%	(0.20)%	256.82%
Year Ended October 31, 2004	$11.85	0.15	1.78	1.93	(0.12)	(1.11)	(1.23)	—	$12.55	17.25%	$1,046	1.40%	1.20%	2.14%	0.46%	129.61%
Year Ended October 31, 2005	$12.55	0.16	1.72	1.88	(0.15)	(0.80)	(0.95)	—	$13.48	15.20%	$1,205	1.40%	1.27%	1.79%	0.88%	213.88%
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	(0.85)	0.01	$15.77	24.19%	$1,496	1.27%	1.32%	1.27%	1.31%	195.16%
Year Ended October 31, 2007	$15.77	0.25	1.57	1.82	(0.22)	(0.67)	(0.89)	0.01	$16.71	12.03%	$1,727	1.19%	1.58%	1.20%	1.57%	167.95%
Institutional Class Shares
Period Ended October 31, 2004(f)	$12.22	0.02	0.34	0.36	(0.03)	—	(0.03)	—	$12.55	2.96%	$674	1.40%	0.53%	2.30%	(0.37)%	129.61%
Year Ended October 31, 2005	$12.55	0.12	1.76	1.88	(0.15)	(0.80)	(0.95)	—	$13.48	15.20%	$6,219	1.40%	1.22%	1.62%	1.00%	213.88%
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	(0.85)	0.01	$15.77	24.19%	$19,768	1.24%	1.31%	1.25%	1.31%	195.16%
Year Ended October 31, 2007	$15.77	0.25	1.57	1.82	(0.22)	(0.67)	(0.89)	0.01	$16.71	12.03%	$26,653	1.20%	1.56%	1.21%	1.55%	167.95%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

Financial Highlights

75

Section 6 – Financial Highlights (continued)

ABERDEEN GLOBAL UTILITIES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income	Net Realized and Unrea- lized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period	Total Re- turn(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Invest- ment Income (Loss) (Prior to Reimburse- ments ) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2003	$7.20	0.07	1.06	1.13	(0.05)	—	(0.05)	—	$8.28	15.80%	$734	1.45%	0.96%	3.06%	(0.65)%	112.34%
Year Ended October 31, 2004	$8.28	0.09	2.54	2.63	(0.04)	—	(0.04)	—	$10.87	31.81%	$1,190	1.45%	1.14%	2.70%	(0.10)%	391.22%
Year Ended October 31, 2005	$10.87	0.19	1.69	1.88	(0.22)	(0.25)	(0.47)	0.02	$12.30	17.73%	$2,377	1.47%	1.70%	2.02%	1.15%	295.27%
Year Ended October 31, 2006	$12.30	0.24	2.59	2.83	(0.20)	(1.94)	(2.14)	—	$12.99	27.56%	$5,185	1.45%	2.32%	1.80%	1.97%	83.30%
Year Ended October 31, 2007(h)	$12.99	0.28	3.48	3.76	(0.25)	(0.47)	(0.72)	0.02	$16.05	30.14%	$14,436	1.40%	2.01%	1.40%	2.01%	79.34%
Class B Shares
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07	(0.03)	—	(0.03)	—	$8.22	14.92%	$625	2.20%	0.25%	3.89%	(1.44)%	112.34%
Year Ended October 31, 2004	$8.22	0.04	2.50	2.54	(0.01)	—	(0.01)	—	$10.75	30.86%	$885	2.20%	0.41%	3.46%	(0.84)%	391.22%
Year Ended October 31, 2005	$10.75	0.09	1.68	1.77	(0.14)	(0.25)	(0.39)	0.02	$12.15	16.93%	$1,202	2.20%	0.96%	2.76%	0.40%	295.27%
Year Ended October 31, 2006	$12.15	0.16	2.54	2.70	(0.12)	(1.94)	(2.06)	—	$12.79	26.57%	$1,875	2.18%	1.62%	2.54%	1.27%	83.30%
Year Ended October 31, 2007(h)	$12.79	0.19	3.42	3.61	(0.15)	(0.47)	(0.62)	0.02	$15.80	29.29%	$1,757	2.12%	1.35%	2.12%	1.35%	79.34%
Class C Shares
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07	(0.03)	—	(0.03)	—	$8.22	14.92%	$623	2.20%	0.25%	3.89%	(1.44)%	112.34%
Year Ended October 31, 2004	$8.22	0.03	2.51	2.54	(0.02)	—	(0.02)	—	$10.74	30.90%	$3,556	2.20%	0.43%	3.33%	(0.70)%	391.22%
Year Ended October 31, 2005(h)	$10.74	0.15	1.62	1.77	(0.13)	(0.25)	(0.38)	0.02	$12.15	16.88%	$2,435	2.20%	1.25%	2.81%	0.63%	295.27%
Year Ended October 31, 2006	$12.15	0.13	2.58	2.71	(0.13)	(1.94)	(2.07)	—	$12.79	26.60%	$5,512	2.17%	1.30%	2.49%	0.98%	83.30%
Year Ended October 31, 2007(h)	$12.79	0.18	3.42	3.60	(0.16)	(0.47)	(0.63)	0.02	$15.78	29.25%	$5,286	2.12%	1.28%	2.12%	1.28%	79.34%

Financial Highlights

76

Section 6 – Financial Highlights (concluded)

ABERDEEN GLOBAL UTILITIES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income	Net Realized and Unrea- lized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period	Total Re- turn(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments ) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Period Ended October 31, 2004(f)	$9.14	0.08	1.58	1.66	(0.02)	—	(0.02)	—	$10.78	18.23%	$1	1.78%	0.99%	3.14%	(0.35)%	391.22%
Year Ended October 31, 2005	$10.78	0.20	1.66	1.86	(0.21)	(0.25)	(0.46)	0.02	$12.20	17.61%	$1	1.51%	1.64%	2.31%	0.84%	295.27%
Year Ended October 31, 2006	$12.20	0.24	2.51	2.75	(0.18)	(1.94)	(2.12)	—	$12.83	27.11%	$2	1.78%	2.08%	2.18%	1.68%	83.30%
Year Ended October 31, 2007(h)	$12.83	0.22	3.44	3.66	(0.21)	(0.47)	(0.68)	0.02	$15.83	29.66%	$368	1.68%	1.54%	1.68%	1.54%	79.34%
Institutional Service Class Shares
Year Ended October 31, 2003	$7.21	0.09	1.06	1.15	(0.06)	—	(0.06)	—	$8.30	16.10%	$633	1.20%	1.25%	2.89%	(0.44)%	112.34%
Year Ended October 31, 2004	$8.30	0.13	2.53	2.66	(0.05)	—	(0.05)	—	$10.91	32.13%	$837	1.20%	1.41%	2.46%	0.15%	391.22%
Year Ended October 31, 2005	$10.91	0.23	1.69	1.92	(0.25)	(0.25)	(0.50)	0.02	$12.35	18.05%	$987	1.20%	1.97%	1.78%	1.39%	295.27%
Year Ended October 31, 2006	$12.35	0.30	2.57	2.87	(0.23)	(1.94)	(2.17)	—	$13.05	27.88%	$1,264	1.20%	2.68%	1.55%	2.33%	83.30%
Year Ended October 31, 2007(h)	$13.05	0.32	3.50	3.82	(0.28)	(0.47)	(0.75)	0.02	$16.14	30.47%	$1,650	1.12%	2.26%	1.13%	2.26%	79.34%
Institutional Class Shares
Period Ended October 31, 2004(g)	$9.75	0.03	1.15	1.18	(0.02)	—	(0.02)	—	$10.91	12.15%	$250	1.20%	1.02%	2.19%	0.03%	391.22%
Year Ended October 31, 2005	$10.91	0.17	1.75	1.92	(0.25)	(0.25)	(0.50)	0.02	$12.35	18.05%	$1,896	1.20%	1.85%	1.67%	1.38%	295.27%
Year Ended October 31, 2006	$12.35	0.27	2.60	2.87	(0.23)	(1.94)	(2.17)	—	$13.05	27.88%	$6,254	1.20%	2.81%	1.50%	2.49%	83.30%
Year Ended October 31, 2007(h)	$13.05	0.33	3.50	3.83	(0.28)	(0.47)	(0.75)	0.02	$16.15	30.55%	$8,839	1.13%	2.29%	1.13%	2.29%	79.34%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

Financial Highlights

77

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)

•	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at www.aberdeeninvestments.com or call 866-667-9231 for information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds

P.O. Box 183148

Columbus, Ohio 43218-3148

By Overnight Mail:

Aberdeen Funds

3435 Stelzer Road

Columbus, Ohio 43219

For 24-hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Funds’ website at www.aberdeeninvestments.com.

Information from the Securities and Exchange Commission (SEC)

You can obtain information about the Fund, including the SAI from the SEC

•	on the SEC’s EDGAR database via the Internet at www.sec.gov;

•	by electronic request to publicinfo@sec.gov;

•	in person at the SEC’s Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090); or

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

AOE-0013-0608

PROSPECTUS

ABERDEEN FUNDS OPTIMAL ALLOCATIONS SERIES

June 23, 2008

Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Specialty

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Section	Aberdeen Funds	Page 1

Section 1	Fund Summaries & Performance	Page 2
	Aberdeen Optimal Allocations Series Overview	Page 2
	Aberdeen Optimal Allocations Fund: Defensive	Page 4
	Aberdeen Optimal Allocations Fund: Growth	Page 13
	Aberdeen Optimal Allocations Fund: Moderate	Page 21
	Aberdeen Optimal Allocations Fund: Moderate Growth	Page 29
	Aberdeen Optimal Allocations Fund: Specialty	Page 37

Section 2	Fund Details	Page 45
	Additional Information about Investments, Investment Strategies and Risks for the Optimal Allocations Series	Page 45

Section 3	Fund Management	Page 46
	Investment Adviser	Page 46
	Management Fees	Page 46
	Portfolio Management	Page 46
	Multi-Manager Structure	Page 46

Section 4	Investing with Aberdeen Funds	Page 48
	A Note About Share Classes	Page 48
	Choosing a Share Class	Page 48
	Reduction and Waiver of Class A Sales Charges	Page 50
	Waiver of Contingent Deferred Sales Charges – Class A, Class B and Class C Shares	Page 52
	Sales Charges and Fees	Page 54
	Administrative Services Fees	Page 54
	Revenue Sharing	Page 55
	Contacting Aberdeen Funds	Page 55
	Fund Transactions – Class A, Class B and Class C Shares	Page 56
	Buying Shares	Page 58
	Fair Value Pricing	Page 58
	In-Kind Purchases	Page 58
	Minimum Investments	Page 59
	Customer Identification Information	Page 59
	Accounts With Low Balances	Page 59
	Exchanging Shares	Page 60
	Automatic Withdrawal Program	Page 60
	Selling Shares	Page 60
	Excessive or Short-Term Trading	Page 61
	Restrictions on Transactions	Page 61
	Exchange and Redemption Fees	Page 62

Section 5	Distribution and Taxes	Page 64
	Income and Capital Gains Distributions	Page 64
	Tax Consideration	Page 64
	Selling and Exchanging Shares	Page 64
	Other Tax Jurisdictions	Page 65
	Tax Status for Retirement Plans and Other Tax-Deferred Accounts	Page 65
	Backup Withholding	Page 65

Section 6	Financial Highlights	Page 66

Aberdeen Funds

This prospectus provides information about six funds (the “Funds”), the shares of which are offered by Aberdeen Funds (the “Trust”):

Optimal Allocations Series

–	Aberdeen Optimal Allocations Fund: Defensive (the “Defensive Fund”)

–	Aberdeen Optimal Allocations Fund: Growth (the “Growth Fund”)

–	Aberdeen Optimal Allocations Fund: Moderate (the “Moderate Fund”)

–	Aberdeen Optimal Allocations Fund: Moderate Growth (the “Moderate Growth Fund”)

–	Aberdeen Optimal Allocations Fund: Specialty (the “Specialty Fund”)

The Optimal Allocations Series are primarily intended to provide a solution for investors seeking:

•	to achieve their financial objectives through a professionally developed asset allocation program and

•	to maximize long-term total returns while targeting specific levels of risk through broad diversification among several asset classes, both traditional and specialty in nature.

These risk-based, diversified Funds feature significant allocations to specialty as well as core asset classes and may provide the opportunity for higher risk-adjusted returns than those provided by traditional asset allocation programs.

The Optimal Allocations Series are designed to provide broadly diversified investment options across a range of risk levels. Each Optimal Allocations Series is a “fund of funds” that invests primarily in a collection of other mutual funds representing a variety of asset classes. To decide which of these Optimal Allocations Series may be appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable assuming. The Optimal Allocation Series are not intended for all investors or those with a short investment time horizon.

The following section summarizes key information about each Fund, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that any of the funds will meet their respective objectives or that the fund’s performance will be positive for any period of time.

Each Fund’s investment objective can be changed without shareholder approval. Aberdeen Asset Management Inc. (the “Adviser”) serves as each Fund’s investment adviser.

A Note About Share Classes

Each Fund offers six different share classes – Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. Class B shares are not available to new investors. Shareholders who currently own Class B shares are eligible to purchase additional Class B shares of the funds they own.

Aberdeen Funds

1

Section 1 – Aberdeen Optimal Allocations Series Overview Summary and Performance

Optimal Allocations Series Overview

The Optimal Allocations Series include: Aberdeen Optimal Allocations Fund: Defensive, Aberdeen Optimal Allocations Fund: Growth, Aberdeen Optimal Allocations Fund: Moderate, Aberdeen Optimal Allocations Fund: Moderate Growth and Aberdeen Optimal Allocations Fund: Specialty. Each Optimal Allocations Series seeks to maximize total investment return for a given level of risk. The Optimal Allocations Series aim to provide diversification across varying blends of traditional asset classes – such as U.S. stocks, international stocks, U.S. bonds and short-term investments, and “Specialty Asset” classes – such as stocks of specific market sectors, emerging market stocks, international bonds, real estate investment trusts (“REITs”), commodity-linked instruments and alternative strategies – by investing in a professionally selected mix of underlying mutual funds offered by Aberdeen Mutual Funds as well as unaffiliated mutual funds and exchange-traded funds (each, an “Underlying Fund” or collectively, “Underlying Funds”). Depending on its target risk level and continuing or anticipated economic and/or market conditions, each Optimal Allocations Series invests different amounts in these asset classes and Underlying Funds.

The Optimal Allocations Series invest predominantly in Underlying Funds that are actively managed, many by the Adviser. Certain other Underlying Funds are managed in a style that attempts to generally replicate the returns of a particular index. These Underlying Funds invest directly in a wide range of securities in various asset classes. You could invest in an Underlying Fund directly; however, the Optimal Allocations Series offer the added benefits of professional asset allocation, automatic quarterly rebalance, and an extra measure of diversification.

The Adviser establishes a target allocation range among different asset classes based on each Optimal Allocations Series’ risk profile and individual strategies. Within each target asset class allocation range, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and individual strategies of each Optimal Allocations Series and in order to achieve each Optimal Allocations Series’ investment objective.

Listed in the table below are the asset classes in which the Optimal Allocations Series currently may invest and the target allocation ranges for each Optimal Allocations Series that have been established by the Adviser as of January 31, 2008. While this table is intended to provide a depiction of the kinds of securities and the general proportions in which each Optimal Allocations Series currently invests, over time these target asset class allocations are likely to change as economic and/or market conditions warrant in order for each Fund to continue to meet its objective. Even where the target allocation ranges themselves do not change, actual allocations may vary from an established target over the short term. Until a target allocation range is itself changed, day-to-day market activity may cause a Fund’s asset allocations to “drift” from the target. Under ordinary circumstances, the Adviser will rebalance the assets of each Optimal Allocations Series each quarter in order to conform its actual allocations to the target allocations applicable at that time. The Optimal Allocations Series do not necessarily invest in every asset class, and the Optimal Allocations Series reserve the right to change the target allocation ranges at any time and without notice. For future information about asset class allocations, please review the Optimal Allocations Series’ annual and semi-annual reports.

Aberdeen Optimal Allocations Series Overview

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Section 1 – Aberdeen Optimal Allocations Series Overview Summary and Performance (continued)

	Defensive	Moderate	Moderate Growth	Growth	Speciality
Overall Target Allocations+
U.S. & International Stocks++	40%	62%	82%	95%	95%
Bonds and Short-Term Investments++	60%	38%	18%	5%	5%

Another way of describing the target asset class allocations for the Optimal Allocations Series is as follows:

	Target Allocation Ranges+
Asset Classes	Defensive	Moderate	Moderate Growth	Growth	Speciality
Speciality assets	60% - 70%	40% - 60%	50% - 70%	50% - 70%	90% - 100%
(consists of underlying funds that invest in a particular market sector or specialized investment strategy.)
U.S. stocks	0%	5% - 20%	15% - 30%	20% - 40%	0%
U.S. large cap stocks	0%	0% - 10%	10% - 20%	15% - 25%	0%
(consists of underlying funds that generally invest in companies with market capitalizations similar to companies in the standard & poor’s 500 index.)
U.S small /mid-cap stocks	0%	5% - 10%	5% - 15%	5% - 15%	0%
(consists of underlying funds that generally invest in companies with market capitalizations similar to companies in the russell 2000 index or the russell mid cap index.)
International stocks	0%	5% - 10%	5% - 15%	5% - 15%	0%
Bonds & short term investments	30% - 40%	15% - 25%	0% - 10%	0% - 10%	0% - 10%

+	The Optimal Allocations Series reserve the right to change the target allocation ranges at any time and without notice.
++	Includes Underlying Fund investments considered to be “Specialty Assets.”

Aberdeen Optimal Allocations Series Overview

3

Section 1 – Aberdeen Optimal Allocations Fund: Defensive Summary and Performance (continued)

Investment Objectives

The Defensive Fund seeks to maximize total investment return for a given level of risk.

Principal Strategies

The Defensive Fund pursues its objective by seeking to provide maximum real return while attempting to preserve capital. “Real return” means the amount of return realized on an investment when adjusted for inflation or deflation. The Defensive Fund invests in Underlying Funds, many of which are managed by the Adviser. The Defensive Fund’s allocations are weighted towards investments in Specialty Assets, which typically consist of Underlying Funds that invest in a particular market sector or investment strategy, and which may offer the potential for greater returns, but also involve potentially greater risks. Specialty Assets consist of stocks and bonds in most instances, including many that are traded in foreign markets, but also may include commodity-linked derivatives and fixed-income securities backing such instruments and REITs. Specialty Assets may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives. The Defensive Fund also invests in bonds and short-term investments to add income and reduce volatility. The Defensive Fund may invest in Underlying Funds that invest in the stocks of companies of any size and in bonds of any maturity and quality. The Defensive Fund is not specifically a conservative investment option, although it may be appropriate for investors who have a lower tolerance for risk than aggressive investors and who are seeking sustainable real returns as a hedge against possible economic deterioration, including inflation, deflation or rising interest rates.

The Adviser establishes a target allocation range among different asset classes based on the Defensive Fund’s risk profile and strategies. Within each target asset class allocation range, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and strategies of the Defensive Fund in order to achieve the Defensive Fund’s investment objective. The Defensive Fund’s current target allocation ranges for investment are: 30-40% in Bonds and Short-Term Investments and 60%-70% in Specialty Assets.

For additional information regarding the above identified strategies, see Section 2, Fund Details: Additional Information about Investments, Investment Strategies and Risks for the Optimal Allocations Series.

Principal Risks

The Defensive Fund can not guarantee that it will achieve its investment objective.

As with any fund, the value of the Defensive Fund’s investments – and therefore, the value of the Defensive Fund’s shares – may fluctuate.

Asset Allocation Risk – The Defensive Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. The Defensive Fund will be affected by stock and bond market risks, among others. The Defensive Fund invests a significant proportion of its assets in Specialty Assets, which may involve riskier types of securities or investments than those offered by other asset classes. The potential impact of the risks related to an asset class depends on the size of Defensive Fund’s investment allocation to it.

Performance Risk – The Defensive Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Defensive Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, the Defensive Fund’s performance could be negatively affected. There can be no assurance that the Defensive Fund or any Underlying Fund will achieve its investment objective.

Risks Associated with the Underlying Funds

The following are risks applicable to the Underlying Funds and their corresponding asset classes:

Risks Associated with Stocks

Stock Market Risk – refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well

Aberdeen Optimal Allocations Fund: Defensive

4

Section 1 – Aberdeen Optimal Allocations Fund: Defensive Summary and Performance (continued)

as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;

•	production;

•	management;

•	sales; and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events and the fluctuation of other stock markets around the world.

Mid-Cap and Small-Cap Risk – Investments in small and mid-sized companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, the Underlying Fund may be subject to increased risk. Small-cap companies in the technology and biotechnology industries may be especially subject to abrupt or erratic price movements.

Focused Investment Risk – the risk that investing in a select group of securities could subject an Underlying Fund to greater risk of loss and could cause its returns to be significantly more volatile than broad-based market indices and other more diversified mutual funds due to the market movement of a particular security or industry.

Concentration Risk – Some of the Underlying Funds invest 25% or more of their total assets in a group of companies in one or more industry groups. To the extent that an Underlying Fund concentrates its securities in one or more sectors or industries, the Underlying Fund may be especially susceptible to factors affecting those industries, including:

•	government regulation;

•	economic cycles;

•	rapid change in products or services; or

•	competitive pressures.

Initial Public Offering Risk – availability of IPOs may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT And Real Estate Risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. To the extent an Underlying Fund invests in REITs, the Underlying Fund may be subject to these risks. An Underlying Fund may also invest in C- corporations.

Short-Sales Risk – An Underlying Fund may sell a security it does not own in the hope of buying the same security at a later date at a lower price. The Underlying Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Underlying Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Underlying Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Underlying Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Underlying Fund has a short position, it incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Underlying Fund’s unrealized gain or reducing the Underlying Fund’s unrealized loss on its short-sale transaction. The Underlying Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Underlying Fund’s needs for immediate cash or other liquidity.

An Underlying Fund’s performance may also suffer losses if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Underlying Fund to deliver the securities the Underlying Fund borrowed prior to the end of the term of

Aberdeen Optimal Allocations Fund: Defensive

5

Section 1 – Aberdeen Optimal Allocations Fund: Defensive Summary and Performance (continued)

the short sale and the Underlying Fund was unable to borrow the securities from another securities lender.

Risks Associated with International Securities

Foreign Securities Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:

•	political and economic instability;

•	the impact of currency exchange rate fluctuations;

•	reduced information about issuers;

•	higher transaction costs;

•	less stringent regulatory and accounting standards; and

•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

The Defensive Fund may be subject to the additional risks of foreign securities to the extent that an Underlying Fund invests in foreign securities. To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

Risks Associated with Bonds and Short-Term Investments

Credit Risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer’s financial condition changes, the ratings on the issuer’s debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns.

Extension Risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Underlying Fund and making their prices more sensitive to rate changes and more volatile.

Inflation Risk – the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.

Interest Rate Risk – the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes.

Lower-Rated Securities Risk – refers to the possibility that an Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Underlying Fund’s investments in lower-rated securities may involve the following specific risks:

•	greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

•	wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

•	greater risk of loss due to declining credit quality.

Prepayment Risk – as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund’s income.

Aberdeen Optimal Allocations Fund: Defensive

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Section 1 – Aberdeen Optimal Allocations Fund: Defensive Summary and Performance (continued)

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

Tips Bond Risk – TIPS are fixed-income securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Underlying Fund.

Other Risks

Derivatives Risk – the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways. Some Underlying Funds may invest in derivatives, primarily futures and options on futures.

Derivatives investing involves several different risks, including the risk that:

•	the other party in the derivatives contract may fail to fulfill that party’s obligations;

•	the use of derivatives may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets;

•	the Underlying Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts; and

•

changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Event Risk – the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds.

Non-Diversified Fund Risk – certain Underlying Funds may be non-diversified, meaning they may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Underlying Fund’s value and total return.

Redemption Fee Risk – certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares.

Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Defensive Fund does not intend to engage in market timing in Underlying Fund shares. However, the Defensive Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Defensive Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct the Defensive Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Defensive Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

Portfolio Turnover Risk – The managers of some Underlying Funds may engage in active and frequent trading of portfolio securities if the managers believe that this will be beneficial. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Underlying Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Aberdeen Optimal Allocations Fund: Defensive

7

Section 1 – Aberdeen Optimal Allocations Fund: Defensive Summary and Performance (continued)

If the value of the Defensive Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Strategies and Risks for the Optimal Allocations Series.

Performance

The returns presented for the Defensive Fund reflect the performance of the Nationwide Optimal Allocations Fund: Defensive (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Defensive Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Defensive Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Defensive Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Defensive Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Year Ended December 31)

Best Quarter: 3.18% – 3rd qtr of 2007

Worst Quarter: 0.63% – 2nd qtr of 2007

Aberdeen Optimal Allocations Fund: Defensive

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Section 1 – Aberdeen Optimal Allocations Fund: Defensive Summary and Performance (continued)

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	Since Inception (December 15, 2006)
Class A shares – Before Taxes	1.45%	1.07%
Class A shares – After Taxes on Distributions	0.17%	-0.39%
Class A shares – After Taxes on Distributions and Sales of Shares	0.97%	0.09%
Class B shares – Before Taxes	1.70%	2.27%
Class C shares – Before Taxes	5.78%	6.18%
Class R shares – Before Taxes	7.36%	6.75%
Institutional Service Class shares – Before Taxes	7.88%	7.26%
Institutional Class shares – Before Taxes	7.67%	7.07%
LB U.S. Aggregate Bond Index(2)	6.96%	6.96	%(4)
S&P 500® Index(3)	5.49%	5.49	%(4)
Defensive Composite Index(5)	6.48%	6.48	%(4)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2

As of the date of this Prospectus, the Defensive Fund changed its benchmark from the S&P 500® Index to the Lehman Brothers (LB) U.S. Aggregate Bond Index in order to align the Fund with a benchmark that is more representative of the Fund’s portfolio. The LB U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Index is unmanaged and does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

4	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Indexes is since December 31, 2006.
5

The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The Composite Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Composite Index would be lower. Individuals cannot invest directly in a Composite Index. The components of the Composite Index and its weightings are 40% Standard and Poor’s (S&P) 500® Index and 60% LB U.S. Aggregate Bond Index.

Aberdeen Optimal Allocations Fund: Defensive

9

Section 1 – Aberdeen Optimal Allocations Fund: Defensive Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Defensive Fund, depending on the share class you select. This table also reflects the proportion of the Underlying Funds’ expenses you may indirectly pay through ownership of shares of the Defensive Fund.

	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Annual fund operating expenses (expenses that are deducted from fund assets)(6)
Management Fees	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(7)	0.21%		0.20%		0.20%		0.40%	0.20%	0.20%
Acquired fund fees and expenses(8)	0.72%		0.72%		0.72%		0.72%	0.72%	0.72%
Total annual fund operating expenses	1.33%		2.07%		2.07%		1.77%	1.07%	1.07%
Less: Amount of Fee Limitation/Expense Reimbursement(9)	0.10%		0.10%		0.10%		0.10%	0.10%	0.10%
Net annual fund operating expenses	1.23%		1.97%		1.97%		1.67%	0.97%	0.97%

(Footnotes included after Example)

Aberdeen Optimal Allocations Fund: Defensive

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Section 1 – Aberdeen Optimal Allocations Fund: Defensive Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Defensive Fund with cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Defensive Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$693	$963	$1,253	$2,076
Class B shares	$700	$939	$1,304	$2,114
Class C shares	$300	$639	$1,104	$2,392
Class R shares	$170	$547	$950	$2,076
Institutional Service Class shares	$99	$330	$580	$1,297
Institutional Class shares	$99	$330	$580	$1,297

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$200	$639	$1,104	$2,114
Class C shares	$200	$639	$1,104	$2,392

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Defensive Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Aberdeen Optimal Allocations Fund: Defensive

11

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
7	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.01% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.
8

Because the Defensive Fund invests primarily in mutual funds, it is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Defensive Fund any sales charge for buying or selling shares. However, the

Section 1 – Aberdeen Optimal Allocations Fund: Defensive Summary and Performance (concluded)

Defensive Fund indirectly pays a portion of the Underlying Funds’ operating expenses, including management fees. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee table above. Actual indirect expenses vary depending on how the Defensive Fund’s assets are spread among the Underlying Funds.
9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, 0.25% for Institutional Service Class, and 0.25% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Optimal Allocations Fund: Defensive

12

Section 1 – Aberdeen Optimal Allocations Fund: Growth Summary and Performance

Investment Objectives

The Growth Fund seeks to maximize total investment return for a given level of risk.

Principal Strategies

The Growth Fund pursues its objective primarily by seeking growth of capital. The Growth Fund invests predominantly in Underlying Funds that are actively managed, many by the Adviser. The Growth Fund’s allocation is heavily weighted toward U.S. stock and Specialty Asset investments. The Growth Fund may be appropriate for investors who are comfortable with substantial risk, who have a long investment time horizon and who want to maximize long-term returns potential and are better able to accept possible significant short-term or even long-term losses.

The Adviser establishes a target allocation range among different asset classes based on the Growth Fund’s risk profile and strategies. Within each target asset class allocation range, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and strategies of the Growth Fund in order to achieve the Growth Fund’s investment objective. The Growth Fund’s current target allocation ranges for investment are: 15-25% in U.S. Large Cap Stocks, 5-15% in U.S. Small/Mid Cap Stocks, 5-15% in International Stocks, 0-10% in Bonds and Short-Term Investments and 50-70% in Specialty Assets.

For additional information regarding the above identified strategies, see Section 2, Fund Details: Additional Information about Investments, Investment Strategies and Risks for the Optimal Allocations Series.

Principal Risks

The Growth Fund can not guarantee that it will achieve its investment objective.

As with any fund, the value of the Growth Fund’s investments – and therefore, the value of the Growth Fund’s shares – may fluctuate.

Asset Allocation Risk – The Growth Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. The Growth Fund will be affected by stock and bond market risks, among others. The Growth Fund invests a significant proportion of its assets in Specialty Assets, which may involve riskier types of securities or investments than those offered by other asset classes. The potential impact of the risks related to an asset class depends on the size of Growth Fund’s investment allocation to it.

Performance Risk – The Growth Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Growth Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, the Growth Fund’s performance could be negatively affected. There can be no assurance that the Growth Fund or any Underlying Fund will achieve its investment objective.

Risks Associated with the Underlying Funds

The following are risks applicable to the Underlying Funds and their corresponding asset classes:

Risks Associated with Stocks

Stock Market Risk – refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;

•	production;

•	management;

•	sales; and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events and the fluctuation of other stock markets around the world.

Mid-Cap and Small-Cap Risk – Investments in small and mid-sized companies may involve greater risk than

Aberdeen Optimal Allocations Fund: Growth

13

Section 1 – Aberdeen Optimal Allocations Fund: Growth Summary and Performance (continued)

investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, the Underlying Fund may be subject to increased risk. Small-cap companies in the technology and biotechnology industries may be especially subject to abrupt or erratic price movements.

Focused Investment Risk – the risk that investing in a select group of securities could subject an Underlying Fund to greater risk of loss and could cause its returns to be significantly more volatile than broad-based market indices and other more diversified mutual funds due to the market movement of a particular security or industry.

Concentration Risk – Some of the Underlying Funds invest 25% or more of their total assets in a group of companies in one or more industry groups. To the extent that an Underlying Fund concentrates its securities in one or more sectors or industries, the Underlying Fund may be especially susceptible to factors affecting those industries, including:

•	government regulation;

•	economic cycles;

•	rapid change in products or services; or

•	competitive pressures.

Initial Public Offering Risk – availability of IPOs may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT and Real Estate Risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. To the extent an Underlying Fund invests in REITs, the Underlying Fund may be subject to these risks. An Underlying Fund may also invest in C- corporations.

Short-Sales Risk – An Underlying Fund may sell a security it does not own in the hope of buying the same security at a later date at a lower price. The Underlying Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Underlying Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Underlying Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Underlying Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Underlying Fund has a short position, it incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Underlying Fund’s unrealized gain or reducing the Underlying Fund’s unrealized loss on its short-sale transaction. The Underlying Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Underlying Fund’s needs for immediate cash or other liquidity.

An Underlying Fund’s performance may also suffer losses if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Underlying Fund to deliver the securities the Underlying Fund borrowed prior to the end of the term of the short sale and the Underlying Fund was unable to borrow the securities from another securities lender.

Risks Associated with International Securities

Foreign Securities Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:

•	political and economic instability;

•	the impact of currency exchange rate fluctuations;

•	reduced information about issuers;

•	higher transaction costs;

•	less stringent regulatory and accounting standards; and

•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes

Aberdeen Optimal Allocations Fund: Growth

14

Section 1 – Aberdeen Optimal Allocations Fund: Growth Summary and Performance (continued)

on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

The Growth Fund may be subject to the additional risks of foreign securities to the extent that an Underlying Fund invests in foreign securities. To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

Risks Associated with Bonds and Short-Term Investments

Credit Risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer’s financial condition changes, the ratings on the issuer’s debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns.

Extension Risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Underlying Fund and making their prices more sensitive to rate changes and more volatile.

Inflation Risk – the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.

Interest Rate Risk – the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes.

Lower-Rated Securities Risk – refers to the possibility that an Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Underlying Fund’s investments in lower-rated securities may involve the following specific risks:

•	greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

•	wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

•	greater risk of loss due to declining credit quality.

Prepayment Risk – as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund’s income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

Tips Bond Risk – TIPS are fixed-income securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal

Aberdeen Optimal Allocations Fund: Growth

15

Section 1 – Aberdeen Optimal Allocations Fund: Growth Summary and Performance (continued)

and income of inflation-protected bonds would likely decline in price, resulting in losses to the Underlying Fund.

Other Risks

Derivatives Risk – the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways. Some Underlying Funds may invest in derivatives, primarily futures and options on futures.

Derivatives investing involves several different risks, including the risk that:

•	the other party in the derivatives contract may fail to fulfill that party’s obligations;

•	the use of derivatives may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets;

•	the Underlying Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts; and

•

changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Event Risk – the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds.

Non-Diversified Fund Risk – certain Underlying Funds may be non-diversified, meaning they may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Underlying Fund’s value and total return.

Redemption Fee Risk – certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Growth Fund does not intend to engage in market timing in Underlying Fund shares. However, the Growth Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Growth Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct the Growth Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Growth Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

Portfolio Turnover Risk – The managers of some Underlying Funds may engage in active and frequent trading of portfolio securities if the managers believe that this will be beneficial. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Underlying Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Growth Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Strategies and Risks for the Optimal Allocations Series.

Performance

The returns presented for the Growth Fund reflect the performance of the Nationwide Optimal Allocations Fund: Growth (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Growth Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Growth Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Aberdeen Optimal Allocations Fund: Growth

16

Section 1 – Aberdeen Optimal Allocations Fund: Growth Summary and Performance (continued)

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Growth Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 7.84% – 1st qtr of 2006

Worst Quarter: -4.13% – 2nd qtr of 2006

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	Since Inception (June 29, 2004)
Class A shares – Before Taxes	4.40%	11.78%
Class A shares – After Taxes on Distributions	0.82%	9.43%
Class A shares – After Taxes on Distributions and Sales of Shares	3.56%	8.95%
Class B shares – Before Taxes	5.17%	12.16%
Class C shares – Before Taxes	8.97%	12.78%
Class R shares – Before Taxes	10.48%	13.25%
Institutional Service Class shares – Before Taxes	11.07%	13.84%
Institutional Class shares – Before Taxes	10.95%	13.90%
S&P 500® Index(2)	5.49%	9.49	%(4)
Growth Composite Index(3)	7.10%	11.72	%(4)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2

The Fund is compared to the actual returns of the S&P 500® Index, a broad-based index. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3

The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The Composite Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Composite Index would be lower. Individuals cannot invest directly in a Composite Index. The components of the Composite Index and its weightings are 70% S&P 500® Index, 25% MSCI EAFE® Index and 5% LB U.S. Aggregate Index.

4	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Indexes is since June 30, 2004.

Aberdeen Optimal Allocations Fund: Growth

17

Section 1 – Aberdeen Optimal Allocations Fund: Growth Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Growth Fund, depending on the share class you select. This table also reflects the proportion of the Underlying Funds’ expenses you may indirectly pay through ownership of shares of the Growth Fund.

	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Annual fund operating expenses (expenses that are deducted from fund assets)(6)
Management Fees	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(7)	0.56%		0.55%		0.55%		0.75%	0.55%	0.55%
Acquired fund fees and expenses(8)	1.14%		1.14%		1.14%		1.14%	1.14%	1.14%
Total annual fund operating expenses	2.10%		2.84%		2.84%		2.54%	1.84%	1.84%
Less: Amount of Fee Limitation/Expense Reimbursement(9)	0.45%		0.45%		0.45%		0.45%	0.45%	0.45%
Net annual fund operating expenses	1.65%		2.39%		2.39%		2.09%	1.39%	1.39%

(Footnotes included after Example)

Aberdeen Optimal Allocations Fund: Growth

18

Section 1 – Aberdeen Optimal Allocations Fund: Growth Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Growth Fund with cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$733	$1,154	$1,600	$2,833
Class B shares	$742	$1,138	$1,659	$2,875
Class C shares	$342	$838	$1,459	$3,134
Class R shares	$212	$748	$1,310	$2,842
Institutional Service Class shares	$142	$535	$954	$2,122
Institutional Class shares	$142	$535	$954	$2,122

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$242	$838	$1,459	$2,875
Class C shares	$242	$838	$1,459	$3,134

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Growth Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
7	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.01% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.
8	Because the Growth Fund invests primarily in mutual funds, it is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Growth Fund any sales charge for buying or selling shares. However, the Growth

Aberdeen Optimal Allocations Fund: Growth

19

Section 1 – Aberdeen Optimal Allocations Fund: Growth Summary and Performance (concluded)

Fund indirectly pays a portion of the Underlying Funds’ operating expenses, including management fees. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee table above. Actual indirect expenses vary depending on how the Growth Fund’s assets are spread among the Underlying Funds.
9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, 0.25% for Institutional Service Class, and 0.25% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Optimal Allocations Fund: Growth

20

Section 1 – Aberdeen Optimal Allocations Fund: Moderate

Summary and Performance

Investment Objectives

The Moderate Fund seeks to maximize total investment return for a given level of risk.

Principal Strategies

The Moderate Fund pursues its objective by seeking both growth of capital and income. The Moderate Fund invests predominantly in Underlying Funds that are actively managed, many by the Adviser. The Moderate Fund’s allocation is weighted toward U.S. stock and Specialty Asset investments, but also includes a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund may be appropriate for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both growth and income or those willing to accept moderate short-term price fluctuations in exchange for potentially higher returns over time.

The Adviser establishes a target allocation range among different asset classes based on the Moderate Fund’s risk profile and strategies. Within each target asset class allocation range, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and strategies of the Moderate Fund in order to achieve the Moderate Fund’s investment objective. The Moderate Fund’s current target allocation ranges for investment are: 0-10% in U.S. Large Cap Stocks, 5-10% in U.S. Small/Mid Cap Stocks, 5-10% in International Stocks, 15-25% in Bonds and Short-Term Investments and 40-60% in Specialty Assets.

For additional information regarding the above identified strategies, see Section 2, Fund Details: Additional Information about Investments, Investment Strategies and Risks for the Optimal Allocations Series.

Principal Risks

The Moderate Fund can not guarantee that it will achieve its investment objective.

As with any fund, the value of the Moderate Fund’s investments – and therefore, the value of the Moderate Fund’s shares – may fluctuate.

Asset Allocation Risk – The Moderate Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. The Moderate Fund will be affected by stock and bond market risks, among others. The Moderate Fund invests a significant proportion of its assets in Specialty Assets, which may involve riskier types of securities or investments than those offered by other asset classes. The potential impact of the risks related to an asset class depends on the size of Moderate Fund’s investment allocation to it.

Performance Risk – The Moderate Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Moderate Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, the Moderate Fund’s performance could be negatively affected. There can be no assurance that the Moderate Fund or any Underlying Fund will achieve its investment objective.

Risks Associated with the Underlying Funds

The following are risks applicable to the Underlying Funds and their corresponding asset classes:

Risks Associated with Stocks

Stock Market Risk – refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;

•	production;

•	management;

•	sales; and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events and the fluctuation of other stock markets around the world.

Aberdeen Optimal Allocations Fund: Moderate

21

Section 1 – Aberdeen Optimal Allocations Fund: Moderate

Summary and Performance (continued)

Mid-Cap and Small-Cap Risk – Investments in small and mid-sized companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, the Underlying Fund may be subject to increased risk. Small-cap companies in the technology and biotechnology industries may be especially subject to abrupt or erratic price movements.

Focused Investment Risk – the risk that investing in a select group of securities could subject an Underlying Fund to greater risk of loss and could cause its returns to be significantly more volatile than broad-based market indices and other more diversified mutual funds due to the market movement of a particular security or industry.

Concentration Risk – Some of the Underlying Funds invest 25% or more of their total assets in a group of companies in one or more industry groups. To the extent that an Underlying Fund concentrates its securities in one or more sectors or industries, the Underlying Fund may be especially susceptible to factors affecting those industries, including:

•	government regulation;

•	economic cycles;

•	rapid change in products or services; or

•	competitive pressures.

Initial Public Offering Risk – availability of IPOs may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT and Real Estate Risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. To the extent an Underlying Fund invests in REITs, the Underlying Fund may be subject to these risks. An Underlying Fund may also invest in C- corporations.

Short-Sales Risk – An Underlying Fund may sell a security it does not own in the hope of buying the same security at a later date at a lower price. The Underlying Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Underlying Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Underlying Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Underlying Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Underlying Fund has a short position, it incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Underlying Fund’s unrealized gain or reducing the Underlying Fund’s unrealized loss on its short-sale transaction. The Underlying Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Underlying Fund’s needs for immediate cash or other liquidity.

An Underlying Fund’s performance may also suffer losses if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Underlying Fund to deliver the securities the Underlying Fund borrowed prior to the end of the term of the short sale and the Underlying Fund was unable to borrow the securities from another securities lender.

Risks Associated with International Securities

Foreign Securities Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:

•	political and economic instability;

•	the impact of currency exchange rate fluctuations;

•	reduced information about issuers;

•	higher transaction costs;

•	less stringent regulatory and accounting standards; and

•	delayed settlement.

Aberdeen Optimal Allocations Fund: Moderate

22

Section 1 – Aberdeen Optimal Allocations Fund: Moderate

Summary and Performance (continued)

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

The Moderate Fund may be subject to the additional risks of foreign securities to the extent that an Underlying Fund invests in foreign securities. To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

Risks Associated with Bonds and Short-Term Investments

Credit Risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer’s financial condition changes, the ratings on the issuer’s debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns.

Extension Risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Underlying Fund and making their prices more sensitive to rate changes and more volatile.

Inflation Risk – the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.

Interest Rate Risk – the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes.

Lower-Rated Securities Risk – refers to the possibility that an Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Underlying Fund’s investments in lower-rated securities may involve the following specific risks:

•	greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

•	wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

•	greater risk of loss due to declining credit quality.

Prepayment Risk – as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund’s income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

Tips Bond Risk – TIPS are fixed-income securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase.

Aberdeen Optimal Allocations Fund: Moderate

23

Section 1 – Aberdeen Optimal Allocations Fund: Moderate

Summary and Performance (continued)

Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Underlying Fund.

Other Risks

Derivatives Risk – the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways. Some Underlying Funds may invest in derivatives, primarily futures and options on futures.

Derivatives investing involves several different risks, including the risk that:

•	the other party in the derivatives contract may fail to fulfill that party’s obligations;

•	the use of derivatives may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets;

•	the Underlying Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts; and

•

changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Event Risk – the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds.

Non-Diversified Fund Risk – certain Underlying Funds may be non-diversified, meaning they may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Underlying Fund’s value and total return.

Redemption Fee Risk – certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Moderate Fund does not intend to engage in market timing in Underlying Fund shares. However, the Moderate Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Moderate Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct the Moderate Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Moderate Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

Portfolio Turnover Risk – The managers of some Underlying Funds may engage in active and frequent trading of portfolio securities if the managers believe that this will be beneficial. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Underlying Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Moderate Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Strategies and Risks for the Optimal Allocations Series.

Performance

The returns presented for the Moderate Fund reflect the performance of the Nationwide Optimal Allocations Fund: Moderate (the “Predecessor Fund”), a series of

Aberdeen Optimal Allocations Fund: Moderate

24

Section 1 – Aberdeen Optimal Allocations Fund: Moderate

Summary and Performance (continued)

Nationwide Mutual Funds. The Moderate Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Moderate Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Moderate Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Moderate Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Year Ended December 31)

Best Quarter: 5.27% – 4th qtr of 2006

Worst Quarter: -1.59% – 2nd qtr of 2006

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	Since Inception (June 29, 2004)
Class A shares – Before Taxes	3.18%	9.39%
Class A shares – After Taxes on Distributions	0.46%	7.44%
Class A shares – After Taxes on Distributions and Sales of Shares	2.71%	7.04%
Class B shares – Before Taxes	3.67%	9.52%
Class C shares – Before Taxes	7.62%	10.30%
Class R shares – Before Taxes	9.20%	10.76%
Institutional Service Class shares – Before Taxes	9.59%	11.32%
Institutional Class shares – Before Taxes	9.67%	11.38%
S&P 500® Index(2)	5.49%	9.49	%(4)
Moderate Composite Index(3)	7.40%	9.74	%(4)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2

The Fund is compared to the actual returns of the S&P 500® Index, a broad-based index. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3

The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The Composite Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Composite Index would be lower. Individuals cannot invest directly in a Composite Index. The components of the Composite Index and its weightings are 40% S&P 500® Index, 40% LB U.S. Aggregate Index and 20% MSCI EAFE® Index.

4	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Indexes is since June 30, 2004.

Aberdeen Optimal Allocations Fund: Moderate

25

Section 1 – Aberdeen Optimal Allocations Fund: Moderate

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Moderate Fund, depending on the share class you select. This table also reflects the proportion of the Underlying Funds’ expenses you may indirectly pay through ownership of shares of the Moderate Fund.

	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Annual fund operating expenses (expenses that are deducted from fund assets)(6)
Management Fees	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(7)	0.35%		0.34%		0.34%		0.54%	0.34%	0.34%
Acquired fund fees and expenses(8)	0.91%		0.91%		0.91%		0.91%	0.91%	0.91%
Total annual fund operating expenses	1.66%		2.40%		2.40%		2.10%	1.40%	1.40%
Less: Amount of Fee Limitation/Expense Reimbursement(9)	0.24%		0.24%		0.24%		0.24%	0.24%	0.24%
Net annual fund operating expenses	1.42%		2.16%		2.16%		1.86%	1.16%	1.16%

(Footnotes included after Example)

Aberdeen Optimal Allocations Fund: Moderate

26

Section 1 – Aberdeen Optimal Allocations Fund: Moderate

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Moderate Fund with cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Moderate Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$711	$1,046	$1,404	$2,408
Class B shares	$719	$1,026	$1,459	$2,448
Class C shares	$319	$726	$1,259	$2,718
Class R shares	$189	$635	$1,107	$2,412
Institutional Service Class shares	$118	$420	$743	$1,659
Institutional Class shares	$118	$420	$743	$1,659

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$219	$726	$1,259	$2,448
Class C shares	$219	$726	$1,259	$2,718

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Moderate Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
7	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.01% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.
8	Because the Moderate Fund invests primarily in mutual funds, it is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Moderate Fund any sales charge for buying or selling shares. However, the

Aberdeen Optimal Allocations Fund: Moderate

27

Section 1 – Aberdeen Optimal Allocations Fund: Moderate

Summary and Performance (concluded)

Moderate Fund indirectly pays a portion of the Underlying Funds’ operating expenses, including management fees. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee table above. Actual indirect expenses vary depending on how the Moderate Fund’s assets are spread among the Underlying Funds.
9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, 0.25% for Institutional Service Class, and 0.25% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Optimal Allocations Fund: Moderate

28

Section 1 – Aberdeen Optimal Allocations Fund: Moderate Growth Summary and Performance

Investment Objectives

The Aberdeen Optimal Allocations Fund: Moderate Growth seeks to maximize total investment return for a given level of risk.

Principal Strategies

The Moderate Growth Fund pursues its objective primarily by seeking growth of capital, but also by seeking income. The Moderate Growth Fund invests predominately in Underlying Funds that are actively managed, many by the Adviser. The Moderate Growth Fund’s allocation is significantly weighted toward U.S. stock and Specialty Asset investments, but also includes some bonds and short-term investments to reduce volatility. The Moderate Growth Fund may be appropriate for investors who want to maximize returns over the long-term and who have some tolerance for possible short-term losses.

The Adviser establishes a target allocation range among different asset classes based on the Moderate Growth Fund’s risk profile and strategies. Within each target asset class allocation range, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and strategies of the Moderate Growth Fund in order to achieve the Moderate Growth Fund’s investment objective. The Moderate Growth Fund’s current target allocation ranges for investment are: 10-20% in U.S. Large Cap Stocks, 5-15% in U.S. Small/Mid Cap Stocks, 5-15% in International Stocks, 0-10% in Bonds and Short-Term Investments and 50-70% in Specialty Assets.

For additional information regarding the above identified strategies, see Section 2, Fund Details: Additional Information about Investments, Investment Strategies and Risks for the Optimal Allocations Series.

Principal Risks

The Moderate Growth Fund can not guarantee that it will achieve its investment objective.

As with any fund, the value of the Moderate Growth Fund’s investments – and therefore, the value of the Moderate Growth Fund’s shares – may fluctuate.

Asset Allocation Risk – The Moderate Growth Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. The Moderate Growth Fund will be affected by stock and bond market risks, among others. The Moderate Growth Fund invests a significant proportion of its assets in Specialty Assets, which may involve riskier types of securities or investments than those offered by other asset classes. The potential impact of the risks related to an asset class depends on the size of Moderate Growth Fund’s investment allocation to it.

Performance Risk – The Moderate Growth Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Moderate Growth Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, the Moderate Growth Fund’s performance could be negatively affected. There can be no assurance that the Moderate Growth Fund or any Underlying Fund will achieve its investment objective.

Risks Associated with the Underlying Funds

The following are risks applicable to the Underlying Funds and their corresponding asset classes:

Risks Associated with Stocks

Stock Market Risk – refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;

•	production;

•	management;

•	sales; and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world

Aberdeen Optimal Allocations Fund: Moderate Growth

29

Section 1 – Aberdeen Optimal Allocations Fund: Moderate Growth Summary and Performance (continued)

social and political events and the fluctuation of other stock markets around the world.

Mid-Cap and Small-Cap Risk – Investments in small and mid-sized companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, the Underlying Fund may be subject to increased risk. Small-cap companies in the technology and biotechnology industries may be especially subject to abrupt or erratic price movements.

Focused Investment Risk – the risk that investing in a select group of securities could subject an Underlying Fund to greater risk of loss and could cause its returns to be significantly more volatile than broad-based market indices and other more diversified mutual funds due to the market movement of a particular security or industry.

Concentration Risk – Some of the Underlying Funds invest 25% or more of their total assets in a group of companies in one or more industry groups. To the extent that an Underlying Fund concentrates its securities in one or more sectors or industries, the Underlying Fund may be especially susceptible to factors affecting those industries, including:

•	government regulation;

•	economic cycles;

•	rapid change in products or services; or

•	competitive pressures.

Initial Public Offering Risk – availability of IPOs may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT and Real Estate Risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. To the extent an Underlying Fund invests in REITs, the Underlying Fund may be subject to these risks. An Underlying Fund may also invest in C- corporations.

Short-Sales Risk – An Underlying Fund may sell a security it does not own in the hope of buying the same security at a later date at a lower price. The Underlying Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Underlying Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Underlying Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Underlying Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Underlying Fund has a short position, it incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Underlying Fund’s unrealized gain or reducing the Underlying Fund’s unrealized loss on its short-sale transaction. The Underlying Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Underlying Fund’s needs for immediate cash or other liquidity.

An Underlying Fund’s performance may also suffer losses if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Underlying Fund to deliver the securities the Underlying Fund borrowed prior to the end of the term of the short sale and the Underlying Fund was unable to borrow the securities from another securities lender.

Risks Associated with International Securities

Foreign Securities Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:

•	political and economic instability;

•	the impact of currency exchange rate fluctuations;

•	reduced information about issuers;

•	higher transaction costs;

•	less stringent regulatory and accounting standards; and

•	delayed settlement.

Aberdeen Optimal Allocations Fund: Moderate Growth

30

Section 1 – Aberdeen Optimal Allocations Fund: Moderate Growth Summary and Performance (continued)

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

The Moderate Growth Fund may be subject to the additional risks of foreign securities to the extent that an Underlying Fund invests in foreign securities. To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

Risks Associated with Bonds and Short-Term Investments

Credit Risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer’s financial condition changes, the ratings on the issuer’s debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns.

Extension Risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Underlying Fund and making their prices more sensitive to rate changes and more volatile.

Inflation Risk – the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.

Interest Rate Risk – the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes.

Lower-Rated Securities Risk – refers to the possibility that an Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Underlying Fund’s investments in lower-rated securities may involve the following specific risks:

•	greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

•	wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

•	greater risk of loss due to declining credit quality.

Prepayment Risk – as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund’s income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

Tips Bond Risk – TIPS are fixed-income securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase.

Aberdeen Optimal Allocations Fund: Moderate Growth

31

Section 1 – Aberdeen Optimal Allocations Fund: Moderate Growth Summary and Performance (continued)

Because of this inflation adjustment feature, inflation- protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Underlying Fund.

Other Risks

Derivatives Risk – the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways. Some Underlying Funds may invest in derivatives, primarily futures and options on futures.

Derivatives investing involves several different risks, including the risk that:

•	the other party in the derivatives contract may fail to fulfill that party’s obligations;

•	the use of derivatives may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets;

•	the Underlying Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts; and

•

changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Event Risk – the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds.

Non-Diversified Fund Risk – certain Underlying Funds may be non-diversified, meaning they may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Underlying Fund’s value and total return.

Redemption Fee Risk – certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Moderate Growth Fund does not intend to engage in market timing in Underlying Fund shares. However, the Moderate Growth Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Moderate Growth Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct the Moderate Growth Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Moderate Growth Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

Portfolio Turnover Risk – The managers of some Underlying Funds may engage in active and frequent trading of portfolio securities if the managers believe that this will be beneficial. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Underlying Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Moderate Growth Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Strategies and Risks for the Optimal Allocations Series.

Performance

The returns presented for the Moderate Growth Fund reflect the performance of the Nationwide Optimal Allocations Fund: Moderate Growth (the “Predecessor

Aberdeen Optimal Allocations Fund: Moderate Growth

32

Section 1 – Aberdeen Optimal Allocations Fund: Moderate Growth Summary and Performance (continued)

Fund”), a series of Nationwide Mutual Funds. The Moderate Growth Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Moderate Growth Fund all of the assets, subject to the liabilities, of the Predecessor Fund. The Moderate Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Moderate Growth Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 6.54% – 4th qtr of 2006

Worst Quarter: -2.80% – 2nd qtr of 2006

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	Since Inception (June 29, 2004)
Class A shares – Before Taxes	4.56%	10.98%
Class A shares – After Taxes on Distributions	1.36%	8.80%
Class A shares – After Taxes on Distributions and Sales of Shares	3.81%	8.33%
Class B shares – Before Taxes	5.07%	11.36%
Class C shares – Before Taxes	9.00%	12.00%
Class R shares – Before Taxes	10.47%	12.46%
Institutional Service Class shares – Before Taxes	11.12%	13.09%
Institutional Class shares – Before Taxes	11.11%	13.13%
S&P 500® Index(2)	5.49%	9.49	%(4)
Moderate Growth Composite Index(3)	7.07%	10.61	%(4)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2

The Fund is compared to the actual returns of the S&P 500® Index, a broad-based index. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3

The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The Composite Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Composite Index would be lower. Individuals cannot invest directly in a Composite Index. The components of the Composite Index and its weightings are 60% S&P 500® Index, 20% LB U.S. Aggregate Index and 20% MSCI EAFE® Index.

4	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Indexes is since June 30, 2004.

Aberdeen Optimal Allocations Fund: Moderate Growth

33

Section 1 – Aberdeen Optimal Allocations Fund: Moderate Growth Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Moderate Growth Fund, depending on the share class you select. This table also reflects the proportion of the Underlying Funds’ expenses you may indirectly pay through ownership of shares of the Moderate Growth Fund.

	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Annual fund operating expenses (expenses that are deducted from fund assets)(6)
Management Fees	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(7)	0.36%		0.35%		0.35%		0.55%	0.35%	0.35%
Acquired fund fees and expenses(8)	1.05%		1.05%		1.05%		1.05%	1.05%	1.05%
Total annual fund operating expenses	1.81%		2.55%		2.55%		2.25%	1.55%	1.55%
Less: Amount of Fee Limitation/Expense Reimbursement(9)	0.25%		0.25%		0.25%		0.25%	0.25%	0.25%
Net annual fund operating expenses	1.56%		2.30%		2.30%		2.00%	1.30%	1.30%

(Footnotes included after Example)

Aberdeen Optimal Allocations Fund: Moderate Growth

34

Section 1 – Aberdeen Optimal Allocations Fund: Moderate Growth Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Moderate Growth Fund with cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Moderate Growth Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$725	$1,089	$1,477	$2,560
Class B shares	$733	$1,070	$1,533	$2,601
Class C shares	$333	$770	$1,333	$2,867
Class R shares	$203	$679	$1,182	$2,566
Institutional Service Class shares	$132	$465	$821	$1,824
Institutional Class shares	$132	$465	$821	$1,824

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$233	$770	$1,333	$2,601
Class C shares	$233	$770	$1,333	$2,867

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Moderate Growth Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
7

“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.01% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.

8	Because the Moderate Growth Fund invests primarily in mutual funds, it is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Moderate Growth Fund any sales charge for buying or selling shares.

Aberdeen Optimal Allocations Fund: Moderate Growth

35

Section 1 – Aberdeen Optimal Allocations Fund: Moderate Growth Summary and Performance (concluded)

However, the Moderate Growth Fund indirectly pays a portion of the Underlying Funds’ operating expenses, including management fees. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee table above. Actual indirect expenses vary depending on how the Moderate Growth Fund’s assets are spread among the Underlying Funds.
9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, 0.25% for Institutional Service Class, and 0.25% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Optimal Allocations Fund: Moderate Growth

36

Section 1 – Aberdeen Optimal Allocations Fund: Specialty

Summary and Performance

Investment Objectives

The Specialty Fund seeks to maximize total investment return for a given level of risk.

Principal Strategies

The Specialty Fund pursues its objective primarily by seeking growth of capital. The Specialty Fund invests predominantly in Underlying Funds that are actively managed, many by the Adviser. The Specialty Fund’s allocation is heavily weighted towards investments in Specialty Assets. Specialty Assets may offer the potential for greater returns, but also involve potentially greater risks. In most cases, Specialty Assets represent investments in stocks and bonds, including many that are traded in foreign markets, but also may include REITs, commodity-linked derivatives and fixed-income securities backing such instruments. Specialty Assets may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives. The Specialty Fund may be appropriate for investors who are comfortable with substantial risk or those who want to maximize long-term returns and who have a high tolerance for possible significant short-term or even long-term losses.

The Adviser establishes a target allocation range among different asset classes based on the Specialty Fund’s risk profile and strategies. Within each target asset class allocation range, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and strategies of the Specialty Fund in order to achieve the Specialty Fund’s investment objective. The Specialty Fund’s current target allocation ranges for investment are: 0-10% in Bonds and Short-Term Investments and 90-100% in Specialty Assets.

For additional information regarding the above identified strategies, see Section 2, Fund Details: Additional Information about Investments, Investment Strategies and Risks for the Optimal Allocations Series.

Principal Risks

The Specialty Fund can not guarantee that it will achieve its investment objective.

As with any fund, the value of the Specialty Fund’s investments – and therefore, the value of the Specialty Fund’s shares – may fluctuate.

Asset Allocation Risk – The Specialty Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. The Specialty Fund will be affected by stock and bond market risks, among others. The Specialty Fund invests a significant proportion of its assets in Specialty Assets, which may involve riskier types of securities or investments than those offered by other asset classes. The potential impact of the risks related to an asset class depends on the size of Specialty Fund’s investment allocation to it.

Performance Risk – The Specialty Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Specialty Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, the Specialty Fund’s performance could be negatively affected. There can be no assurance that the Specialty Fund or any Underlying Fund will achieve its investment objective.

Risks Associated with the Underlying Funds

The following are risks applicable to the Underlying Funds and their corresponding asset classes:

Risks Associated with Stocks

Stock Market Risk – refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;

•	production;

•	management;

•	sales; and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Aberdeen Optimal Allocations Fund: Specialty

37

Section 1 – Aberdeen Optimal Allocations Fund: Specialty

Summary and Performance (continued)

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events and the fluctuation of other stock markets around the world.

Mid-Cap and Small-Cap Risk – Investments in small and mid-sized companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, the Underlying Fund may be subject to increased risk. Small-cap companies in the technology and biotechnology industries may be especially subject to abrupt or erratic price movements.

Focused Investment Risk – the risk that investing in a select group of securities could subject an Underlying Fund to greater risk of loss and could cause its returns to be significantly more volatile than broad-based market indices and other more diversified mutual funds due to the market movement of a particular security or industry.

Concentration Risk – Some of the Underlying Funds invest 25% or more of their total assets in a group of companies in one or more industry groups. To the extent that an Underlying Fund concentrates its securities in one or more sectors or industries, the Underlying Fund may be especially susceptible to factors affecting those industries, including:

•	government regulation;

•	economic cycles;

•	rapid change in products or services; or

•	competitive pressures.

Initial Public Offering Risk – availability of IPOs may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT and Real Estate Risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. To the extent an Underlying Fund invests in REITs, the Underlying Fund may be subject to these risks. An Underlying Fund may also invest in C- corporations.

Short-Sales Risk – An Underlying Fund may sell a security it does not own in the hope of buying the same security at a later date at a lower price. The Underlying Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Underlying Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Underlying Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Underlying Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Underlying Fund has a short position, it incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Underlying Fund’s unrealized gain or reducing the Underlying Fund’s unrealized loss on its short-sale transaction. The Underlying Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Underlying Fund’s needs for immediate cash or other liquidity.

An Underlying Fund’s performance may also suffer losses if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Underlying Fund to deliver the securities the Underlying Fund borrowed prior to the end of the term of the short sale and the Underlying Fund was unable to borrow the securities from another securities lender.

Risks Associated with International Securities

Foreign Securities Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:

•	political and economic instability;

•	the impact of currency exchange rate fluctuations;

•	reduced information about issuers;

•	higher transaction costs;

Aberdeen Optimal Allocations Fund: Specialty

38

Section 1 – Aberdeen Optimal Allocations Fund: Specialty

Summary and Performance (continued)

•	less stringent regulatory and accounting standards; and

•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

The Specialty Fund may be subject to the additional risks of foreign securities to the extent that an Underlying Fund invests in foreign securities. To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

Risks Associated with Bonds and Short-Term Investments

Credit Risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer’s financial condition changes, the ratings on the issuer’s debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns.

Extension Risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Underlying Fund and making their prices more sensitive to rate changes and more volatile.

Inflation Risk – the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.

Interest Rate Risk – the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes.

Lower-Rated Securities Risk – refers to the possibility that an Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Underlying Fund’s investments in lower-rated securities may involve the following specific risks:

•	greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

•	wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

•	greater risk of loss due to declining credit quality.

Prepayment Risk – as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund’s income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

Tips Bond Risk – TIPS are fixed-income securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer

Aberdeen Optimal Allocations Fund: Specialty

39

Section 1 – Aberdeen Optimal Allocations Fund: Specialty

Summary and Performance (continued)

price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Underlying Fund.

Other Risks

Derivatives Risk – the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways. Some Underlying Funds may invest in derivatives, primarily futures and options on futures.

Derivatives investing involves several different risks, including the risk that:

•	the other party in the derivatives contract may fail to fulfill that party’s obligations;

•	the use of derivatives may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets;

•	the Underlying Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts; and

•

changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Event Risk – the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds.

Non-Diversified Fund Risk – certain Underlying Funds may be non-diversified, meaning they may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Underlying Fund’s value and total return.

Redemption Fee Risk – certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Specialty Fund does not intend to engage in market timing in Underlying Fund shares. However, the Specialty Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Specialty Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct the Specialty Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Specialty Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

Portfolio Turnover Risk – The managers of some Underlying Funds may engage in active and frequent trading of portfolio securities if the managers believe that this will be beneficial. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Underlying Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Specialty Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Strategies and Risks for the Optimal Allocations Series.

Performance

The returns presented for the Specialty Fund reflect the performance of the Nationwide Optimal Allocations Fund: Specialty (the “Predecessor Fund”), a series of Nationwide Mutual Funds. The Specialty Fund has adopted the performance of the Predecessor Fund as the result of a

Aberdeen Optimal Allocations Fund: Specialty

40

Section 1 – Aberdeen Optimal Allocations Fund: Specialty

Summary and Performance (continued)

reorganization in which the Specialty Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Specialty Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Specialty Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Annual Total Returns – Class A Shares

(Years Ended December 31)

Best Quarter: 9.49% – 1st qtr of 2006

Worst Quarter: -3.87% – 1st qtr of 2005

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns(1)

as of December 31, 2007

	1 Year	Since Inception (June 29, 2004)
Class A shares – Before Taxes	4.48%	13.33%
Class A shares – After Taxes on Distributions	1.74%	11.32%
Class A shares – After Taxes on Distributions and Sales of Shares	4.03%	10.53%
Class B shares – Before Taxes	5.14%	13.83%
Class C shares – Before Taxes	9.09%	14.43%
Class R shares – Before Taxes	10.45%	14.94%
Institutional Service Class shares – Before Taxes	11.18%	15.51%
Institutional Class shares – Before Taxes	11.08%	15.58%
S&P 500® Index(2)	5.49%	9.49	%(4)
Specialty Composite Index(3)	7.32%	12.42	%(4)

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2

The Fund is compared to the actual returns of the S&P 500® Index, a broad-based index. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3

The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The Composite Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Composite Index would be lower. Individuals cannot invest directly in a Composite Index. The components of the Composite Index and its weightings are 70% S&P 500® Index and 30% MSCI EAFE® Index.

4	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Indexes is since June 30, 2004.

Aberdeen Optimal Allocations Fund: Specialty

41

Section 1 – Aberdeen Optimal Allocations Fund: Specialty

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Specialty Fund, depending on the share class you select. This table also reflects the proportion of the Underlying Funds’ expenses you may indirectly pay through ownership of shares of the Specialty Fund.

	Class A Shares		Class B Shares		Class C Shares		Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	(2)	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	None
Annual fund operating expenses (expenses that are deducted from fund assets)(6)
Management Fees	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%	None	None
Other Expenses(7)	0.26%		0.25%		0.25%		0.45%	0.25%	0.25%
Acquired fund fees and expenses(8)	1.21%		1.21%		1.21%		1.21%	1.21%	1.21%
Total direct annual fund operating expenses	1.87%		2.61%		2.61%		2.31%	1.61%	1.61%
Less: Amount of Fee Limitation/Expense Reimbursement(9)	0.15%		0.15%		0.15%		0.15%	0.15%	0.15%
Net annual fund operating expenses	1.72%		2.46%		2.46%		2.16%	1.46%	1.46%

(Footnotes included after Example)

Aberdeen Optimal Allocations Fund: Specialty

42

Section 1 – Aberdeen Optimal Allocations Fund: Specialty

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Specialty Fund with cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Specialty Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$740	$1,115	$1,515	$2,628
Class B shares	$749	$1,097	$1,572	$2,669
Class C shares	$349	$797	$1,372	$2,933
Class R shares	$219	$707	$1,222	$2,634
Institutional Service Class shares	$149	$493	$862	$1,898
Institutional Class shares	$149	$493	$862	$1,898

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$249	$797	$1,372	$2,669
Class C shares	$249	$797	$1,372	$2,933

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Specialty Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.
7	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.01% for Class A shares, 0.20% for Class R Shares and 0.00% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.
8	Because the Specialty Fund invests primarily in mutual funds, it is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Specialty Fund any sales charge for buying or selling shares. However, the Specialty Fund indirectly pays a portion of the Underlying Funds’ operating expenses, including management fees.

Aberdeen Optimal Allocations Fund: Specialty

43

Section 1 – Aberdeen Optimal Allocations Fund: Specialty

Summary and Performance (concluded)

These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee table above. Actual indirect expenses vary depending on how the Specialty Fund’s assets are spread among the Underlying Funds.
9	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, 0.25% for Institutional Service Class, and 0.25% for Institutional Class at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Optimal Allocations Fund: Specialty

44

Section 2 – Fund Details

Additional Information About Investments, Investment Strategies and Risks for the Optimal Allocations Series

Investment Strategies – The Optimal Allocations Series strive to provide shareholders with a high level of diversification across major asset classes primarily through professionally designed, risk-based allocation models and professionally selected investments in the Underlying Funds.

First, the Adviser determines each Optimal Allocations Series’ target asset class allocations. The Adviser bases this decision on each Optimal Allocations Series’ target risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. The Adviser has engaged Ibbotson Associates Advisors LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc. that provides asset allocation consulting services, to develop recommended target allocations to the asset classes within each Optimal Allocations Series. However, the Adviser ultimately has sole responsibility for determining each Optimal Allocations Series’ target allocation range, asset class allocations and its investments in Underlying Funds.

Second, once the asset allocation is determined, the Adviser selects the Underlying Funds. In general, a Fund may not invest in all Underlying Funds identified in the Appendix, but instead may select a limited number of Underlying Funds considered most appropriate for each Optimal Allocations Series’ investment objective and target risk level. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund’s investment strategy, risk profile and historical performance.

The potential rewards and risks associated with each Optimal Allocations Series depend on both the asset class allocations and the chosen mix of Underlying Funds. The Adviser periodically reviews target allocation ranges, asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the target allocation ranges, asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in order to meet the investment objective. There can be no guarantee that any of the Optimal Allocations Series will meet its respective objective.

Temporary Investments – Each of the Optimal Allocations Series intends to be fully invested in accordance with its investment objective and strategies under normal circumstances. However, pending investment of cash balances, or if the Optimal Allocations Series’ management believes that business, economic, political or financial conditions warrant, an Optimal Allocations Series may invest without limit in cash or money market equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Optimal Allocations Series may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Optimal Allocations Series may invest. Should this occur, an Optimal Allocations Series will not be pursuing its investment objective and may miss potential market upswings.

The Statement of Additional Information (“SAI”) contains more information on the Funds’ principal investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.

Other Information

Commodity Pool Operator Exemption – Each Fund is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Each Optimal Fund posts onto the Trust’s internet site, www.aberdeeninvestments.com, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

Fund Details

45

Section 3 – Fund Management

Investment Adviser

Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. As of December 31, 2007, the Adviser had approximately $42.3 billion in assets under management. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

The Adviser is a wholly owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $204.7 billion in assets as of December 31, 2007 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds will be available in the Funds’ first annual or semi-annual report to shareholders.

Management Fees

The Optimal Allocations Series pays the Adviser a management fee based on each Fund’s average daily net assets. The total annual advisory fees each Fund pays the Adviser (as a percentage of the average daily net assets of each Fund) is 0.15% on all assets.

Portfolio Management

The Adviser generally uses a team based approach for management of each Fund. The Funds’ portfolio managers and analysts are all members of the Aberdeen U.S. equity team lead by Shahreza Yusof, Head of U.S. Equities. Information about the Aberdeen U.S. equity team member or members primarily responsible for managing each Fund is included below.

Richard Fonash and Shahreza Yusof are the portfolio managers for the Optimal Allocations Series.

Richard Fonash, CFA®, is a Senior Investment Manager for Aberdeen Asset Management Inc. and has managed the Funds since January 2008. Prior to joining Aberdeen in October 2007, he worked with Nationwide Fund Advisors, the Fund’s previous adviser, as Chief Investment Officer from January 2007 to September 2007, Chief Operating Officer – Investments from January 2003 to January 2007, and Director, Investment Administration from May 2000 through December 2002.

Shahreza Yusof is Head of U.S. Equities for Aberdeen Asset Management Inc. and has managed the Funds since January 2008. Mr. Yusof was recruited in 1994 by an affiliate of Aberdeen Asset Management Inc. in Singapore. Over the years has worked on Aberdeen Asia equities team and became investment director for Japan. Later Mr. Yusof moved to Aberdeen’s Emerging Markets division in London. Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

Multi-Manager Structure

The Adviser and the Trust have applied for an exemptive order from the Securities and Exchange Commission for a multi-manager structure that will allow the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also will allow the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees, but without shareholder approval.

If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order will allow the Funds greater flexibility enabling them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the subadvisers; and

•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

Fund Management

46

Section 3 – Fund Management (concluded)

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

Fund Management

47

Section 4 – Investing with Aberdeen Funds

A Note About Share Classes

The Optimal Allocations Series offers six share classes- Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how long you expect to own your shares;

•	how much you intend to invest;

•	total costs and expenses associated with a particular share class; and

•	whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.

The Aberdeen Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares. Class A and Class C shares are available to all investors. Class B shares are only available to existing shareholders of Class B shares.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

Investing with Aberdeen Funds

48

Section 4 – Investing with Aberdeen Funds (continued)

Comparing Class A, Class B and Class C Shares

Classes and Charges	Points to Consider

Class A

Front-end sales charge up to 5.75% for Class A shares	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC)(1)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% Administrative services fee of up to 0.25%	Total annual operating expenses are lower than Class B and Class C expenses which means higher dividends and/or NAV per share. No conversion feature. No maximum investment amount.

Class B Shares

CDSC up to 5.00%

No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines 1% in most years to zero after six years.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee

Total annual operating expenses are higher than Class A expenses which means lower-dividends and/or NAV per share.

Automatic conversion to Class A shares after seven years, which means lower annual expenses in the future.

Maximum investment amount of $100,000. Larger investments may be rejected.

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares. No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee

Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.

No conversion feature.

Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)	This limit was calculated based on a one-year holding period.

Investing with Aberdeen Funds

49

Section 4 – Investing with Aberdeen Funds (continued)

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges For Class A Shares

	Sales Charge as a Percentage of		Dealer Commission as Percentage of Offering Price
Amount of Purchase	Offering Price	Net Amount Invested (Approximately)
Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	*

*	Dealer may be eligible for a finders fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and “Reduction of Class A Sales Charges” and “Net Asset Value Purchase Privilege” in the SAI for more information. This information regarding breakpoints is available free of charge at www.aberdeeninvestments.com.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

•	A Larger Investment. The sales charge decreases as the amount of your investment increases.

•

Rights Of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•

Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

Investing with Aberdeen Funds

50

Section 4 – Investing with Aberdeen Funds (continued)

•

Letter Of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

•	investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Fund or the Funds’ distributor to waive sales charges;

•	directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;

•

any investor who pays for shares with proceeds from sales of Class D shares of an Aberdeen Fund (Class D shares are offered by other Aberdeen Funds, but not these Funds) if the new Fund does not offer Class D Shares and Class A Shares are purchased instead;

•	retirement plans;

•	investment advisory clients of the Adviser’s affiliates; and

•	directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares).

A CDSC of up to 1.00% applies to purchases of $1 million or more of Class A Shares if a “finders fee” is paid by the Funds’ distributor or Adviser to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC does not apply:

•	if you are eligible to purchase Class A shares without a sales charge for another reason; or

•	no finders fee was paid; or

•	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	$1 million up to $4 million	$4 million up to $25 million	$25 million or more
Amount of CDSC	1.00%	0.50%	0.25%

A shareholder may be subject to a CDSC if he or she redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares” for a list of situations where a CDSC is not charged. If you purchase more than one Aberdeen Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Aberdeen Funds purchased and is proportional to the amount you redeem from each Aberdeen Fund.

Investing with Aberdeen Funds

51

Section 4 – Investing with Aberdeen Funds (continued)

Waiver of Contingent Deferred Sales Charges – Class A, Class B and Class C Shares

The CDSC is waived on:

•	the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

•	Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

•	Class A, Class B or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•	mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts; and

•	redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds, the Funds’ Adviser or the Funds’ distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class B Shares

The Funds have ceased offering Class B shares (with exceptions for shareholders who received Class B shares in connection with the Trust’s reorganization with Nationwide Mutual Funds (“existing Class B shareholders”)). New investments of Class B shares, other than by existing Class B shareholders, are no longer permitted. Existing shareholders of Class B shares of Aberdeen Funds may: (i) continue as Class B shareholders; (ii) continue to make additional purchases of Class B shares; (iii) continue to reinvest dividends and distributions into Class B shares; and (iv) exchange their Class B shares for Class B shares of other series of Aberdeen Funds, as permitted by existing exchange privileges. For Class B shares outstanding and Class B shares purchased, reinvested or exchanged, by existing Class B shareholders, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

Sale Within	Sales Charge
1 Year	5%
2 Years	4%
3 Years	3%
4 Years	3%
5 Years	2%
6 Years	1%
7 Years or More	0%

The Funds’ distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales.

Conversion of Class B Shares

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of

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Section 4 – Investing with Aberdeen Funds (continued)

the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares” for a list of situations where a CDSC is not charged.

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares.

Share Classes Available Only to Institutional Accounts

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•	the level of distribution and administrative services the plan requires;

•	the total expenses of the share class; and

•	the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•	401(k) plans;

•	457 plans;

•	403(b) plans;

•	profit sharing and money purchase pension plans;

•	defined benefit plans;

•	non-qualified deferred compensation plans; and

•

other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•	institutional non-retirement accounts;

•	traditional and Roth IRAs;

•	Coverdell Education Savings Accounts;

•	SEPs and SAR-SEPs;

•	SIMPLE IRAs;

•	one-person Keogh plans;

•	individual 403(b) plans; or

•	529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•

retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

•

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•	registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services; or

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Section 4 – Investing with Aberdeen Funds (continued)

•	life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•	funds of funds offered by affiliates of the Funds;

•	retirement plans for which no third-party administrator receives compensation from the Funds;

•

institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•	rollover individual retirement accounts from such institutional advisory accounts;

•

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•	registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients; or

•	high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial adviser or other intermediary.

Distribution and Services Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Funds’ distributor or any other entity approved by the board (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

Class	As a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class B shares	1.00% (0.25% service fee)
Class C shares	1.00% (0.25% service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)

Administrative Services Fees

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund’s Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

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Section 4 – Investing with Aberdeen Funds (continued)

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•	the Funds’ distributor and other affiliates of the Adviser;

•	broker-dealers;

•	financial institutions; and

•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response    Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•	make transactions;

•	hear fund price information; and

•	obtain mailing and wiring instructions.

Internet    Go to www.aberdeeninvestments.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•	download Fund prospectuses;

•	obtain information on the Aberdeen Funds;

•	access your account information; and

•	request transactions, including purchases, redemptions and exchanges.

By Regular Mail    Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148.

By Overnight Mail    Aberdeen Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

By Fax    866-923-4269.

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Section 4 – Investing with Aberdeen Funds (continued)

Fund Transactions – Class A, Class B and Class C Shares

All transaction orders must be received by the Funds’ transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.

How to Buy Shares	How to Exchange* or Sell** Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders. ** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.	By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com. However, the Funds may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com. However, the Funds may discontinue on-line transactions of Fund shares at any time.

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Section 4 – Investing with Aberdeen Funds (continued)

How to Buy Shares	How to Exchange* or Sell** Shares

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)

•   if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•   your bank may charge a fee to wire funds.

•   the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

•   your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•   Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•   your financial institution may also charge a fee for receiving the wire.

•   funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions. Institutional Service Class or Institutional Class shares should call our toll-free number.

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Section 4 – Investing with Aberdeen Funds (continued)

Buying Shares

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

•	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•

generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.

Fair Value Pricing

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Pricing Committee, consisting of officers of the Trust and employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Pricing Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Valuation Committee of the Board of Trustees.

A “significant event” is an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

•	New Year’s Day

•	Martin Luther King, Jr. Day

•	Presidents’ Day

•	Good Friday

•	Memorial Day

•	Independence Day

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Section 4 – Investing with Aberdeen Funds (continued)

•	Labor Day

•	Thanksgiving Day

•	Christmas Day

•	Other days when the New York Stock Exchange is closed.

Minimum Investments

CLASS A, CLASS B AND CLASS C SHARES
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)
Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$50,000 (per Fund)
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

•	name;

•	date of birth (for individuals);

•	residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts With Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

•

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

•

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

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Section 4 – Investing with Aberdeen Funds (continued)

Exchanging Shares

You may exchange your Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

•	both accounts have the same registration;

•	your first purchase in the new fund meets its minimum investment requirement; and

•	you purchase the same class of shares. For example, you may exchange between Class A shares of any Aberdeen Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

•	if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

Automatic Withdrawal Program

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading is restricted; or

•	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

•	is engaged in excessive trading or

•	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

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Section 4 – Investing with Aberdeen Funds (continued)

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind by shareholders including affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

•	your account address has changed within the last 15 calendar days;

•	the redemption check is made payable to anyone other than the registered shareholder;

•	the proceeds are mailed to any address other than the address of record; or

•	the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Aberdeen Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Aberdeen Funds or sales and repurchases of Aberdeen Funds within a short time period) may:

•	disrupt portfolio management strategies;

•	increase brokerage and other transaction costs; and

•	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the Adviser; its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

•	restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

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61

Section 4 – Investing with Aberdeen Funds (continued)

In general:

•	an exchange equaling 1% or more of a Fund’s NAV may be rejected and

•

redemption and exchange fees are imposed on certain Aberdeen Funds. These Aberdeen Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Aberdeen Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

Fair Valuation

The Funds have fair value pricing procedures in place as described above in Section 4, Investing with Aberdeen Funds: Buying Shares – Share Price. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Exchange and Redemption Fees

In order to discourage excessive trading, the Aberdeen Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

•	shares redeemed or exchanged under regularly scheduled withdrawal plans;

•	shares purchased through reinvested dividends or capital gains;

•	shares redeemed following the death or disability of a shareholder. The disability, determination of disability, and subsequent redemption must have occurred during the period the fee applied;

•	shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

•	shares redeemed or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction; or

•	shares redeemed or exchanged by any “fund of funds” that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

•	broker wrap fee and other fee-based programs;

•	qualified retirement plan accounts;

•	omnibus accounts where there is no capability to impose an exchange fee on underlying customers’ accounts; and

•	intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

Investing with Aberdeen Funds

62

Section 4 – Investing with Aberdeen Funds (concluded)

The following Aberdeen Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Aberdeen Fund if you have held the shares of the fund for less than the minimum holding period listed below:

Fund	Exchange/Redemption Fee	Minimum Holding Period (Calendar Days)
Aberdeen China Opportunities Fund	2.00%	90
Aberdeen Developing Markets Fund	2.00%	90
Aberdeen Global Financial Services Fund	2.00%	90
Aberdeen Health Sciences Fund	2.00%	90
Aberdeen Natural Resources Fund	2.00%	90
Aberdeen Technology and Communications Fund	2.00%	90
Aberdeen Global Utilities Fund	2.00%	90
Aberdeen Hedged Core Equity Fund	2.00%	90
Aberdeen International Equity Fund	2.00%	90
Aberdeen Market Neutral Fund	2.00%	90
Aberdeen Select Mid Cap Growth Fund	2.00%	90
Aberdeen Small Cap Fund	2.00%	90
Aberdeen Small Cap Opportunities Fund	2.00%	90
Aberdeen Small Cap Growth Fund	2.00%	90
Aberdeen Select Small Cap Fund	2.00%	90
Aberdeen Small Cap Value Fund	2.00%	90
Aberdeen Equity Long-Short Fund	2.00%	90
Aberdeen Select Worldwide Fund	2.00%	90
Aberdeen Select Equity Fund	2.00%	30
Aberdeen Select Growth Fund	2.00%	30
Aberdeen Tax-Free Income Fund	2.00%	7

Investing with Aberdeen Funds

63

Section 5 – Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•	distributions are taxable to you at either ordinary income or capital gains tax rates;

•	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•	for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•	for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction, subject to certain limitations; and

•	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Aberdeen Fund to

Distributions and Taxes

64

Section 5 – Distributions and Taxes (concluded)

another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by a Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF “DISTRIBUTIONS AND TAXES” IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE’S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

Distributions and Taxes

65

Section 6 – Financial Highlights

The financial highlights information presented for the Funds is the financial history of the predecessor Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class shares of the Optimal Allocations Funds of Nationwide Mutual Funds (the “Predecessor Funds”), which have been reorganized into the Funds as shown in the chart below. The financial highlights tables are intended to help you understand the Predecessor Funds’ financial performance for the past five years ended October 31. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Predecessor Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Predecessor Funds’ financial statements, is included in the Predecessor Funds’ most recent annual report, which is available upon request.

Fund	Corresponding Predecessor Fund
Aberdeen Optimal Allocations Fund: Defensive	Nationwide Optimal Allocations Fund: Defensive
Aberdeen Optimal Allocations Fund: Growth	Nationwide Optimal Allocation Fund: Growth
Aberdeen Optimal Allocations Fund: Moderate	Nationwide Optimal Allocations Fund: Moderate
Aberdeen Optimal Allocations Fund: Moderate Growth	Nationwide Optimal Allocations Fund: Moderate Growth
Aberdeen Optimal Allocations Fund: Specialty	Nationwide Optimal Allocations Fund: Specialty

Financial Highlights

66

Section 6 – Financial Highlights (continued)

ABERDEEN OPTIMAL ALLOCATIONS FUND: DEFENSIVE

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(f)
Class A Shares
Period Ended October 31, 2007(e)	$10.00	0.25	0.50	0.75	(0.24)	(0.24)	$10.51	7.67%	$893	0.51%	3.04%	3.38%	0.16%	15.52%
Class B Shares
Period Ended October 31, 2007(e)	$10.00	0.20	0.48	0.68	(0.21)	(0.21)	$10.47	6.96%	$189	1.25%	2.35%	4.64%	(1.04)%	15.52%
Class C Shares
Period Ended October 31, 2007(e)	$10.00	0.20	0.49	0.69	(0.21)	(0.21)	$10.48	7.03%	$498	1.25%	2.36%	4.39%	(0.78)%	15.52%
Class R Shares
Period Ended October 31, 2007(e)	$10.00	0.25	0.48	0.73	(0.23)	(0.23)	$10.50	7.46%	$1	0.75%	2.83%	3.26%	0.32%	15.52%
Institutional Service Class Shares
Period Ended October 31, 2007(e)	$10.00	0.30	0.49	0.79	(0.26)	(0.26)	$10.53	8.01%	$1	0.25%	3.34%	2.79%	0.80%	15.52%
Institutional Class Shares
Period Ended October 31, 2007(e)	$10.00	0.29	0.49	0.78	(0.26)	(0.26)	$10.52	7.90%	$1,079	0.25%	3.22%	2.85%	0.62%	15.52%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	For the period from December 15, 2006 (commencement of operations) through October 31, 2007.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights

67

Section 6 – Financial Highlights (continued)

ABERDEEN OPTIMAL ALLOCATIONS FUND: GROWTH

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Period Ended October 31, 2004(f)	$10.00	— (h)	0.09	0.09	—	—	—	$10.09	0.90%	$4	0.56%	(0.27)%	13.04%	(12.75)%	7.82%
Year Ended October 31, 2005	$10.09	0.17	1.31	1.48	(0.24)	—	(0.24)	$11.33	14.87%	$998	0.53%	0.41%	3.91%	(2.97)%	31.16%
Year Ended October 31, 2006	$11.33	0.27	1.67	1.94	(0.60)	(0.16)	(0.76)	$12.51	17.79%	$3,999	0.51%	0.17%	1.32%	(0.64)%	47.77%
Year Ended October 31, 2007(g)	$12.51	0.09	2.38	2.47	(0.35)	(0.37)	(0.72)	$14.26	20.67%	$6,159	0.50%	0.66%	1.05%	0.11%	48.43%
Class B Shares
Period Ended October 31, 2004(f)	$10.00	(0.03)	0.07	0.04	—	—	—	$10.04	0.40%	$1	1.25%	(0.85)%	13.48%	(13.08)%	7.82%
Year Ended October 31, 2005	$10.04	0.12	1.27	1.39	(0.20)	—	(0.20)	$11.23	14.07%	$189	1.25%	0.68%	5.11%	(3.18)%	31.16%
Year Ended October 31, 2006	$11.23	0.29	1.55	1.84	(0.59)	(0.16)	(0.75)	$12.32	16.94%	$715	1.25%	(0.50)%	2.06%	(1.31)%	47.77%
Year Ended October 31, 2007(g)	$12.32	(0.01)	2.34	2.33	(0.32)	(0.37)	(0.69)	$13.96	19.74%	$1,660	1.23%	(0.06)%	1.79%	(0.61)%	48.43%
Class C Shares
Period Ended October 31, 2004(f)	$10.00	(0.03)	0.07	0.04	—	—	—	$10.04	0.40%	$1	1.25%	(0.85)%	13.48%	(13.08)%	7.82%
Year Ended October 31, 2005	$10.04	0.13	1.26	1.39	(0.21)	—	(0.21)	$11.22	14.07%	$1,517	1.25%	(0.71)%	4.35%	(3.82)%	31.16%
Year Ended October 31, 2006	$11.22	0.37	1.46	1.83	(0.58)	(0.16)	(0.74)	$12.31	16.91%	$6,652	1.25%	(0.51)%	2.05%	(1.31)%	47.77%
Year Ended October 31, 2007(g)	$12.31	(0.01)	2.34	2.33	(0.32)	(0.37)	(0.69)	$13.95	19.74%	$11,332	1.24%	(0.08)%	1.78%	(0.63)%	48.43%

Financial Highlights

68

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Period Ended October 31, 2004(f)	$10.00	(0.01)		0.07	0.06	—	—	—	$10.06	0.50%	$1	0.85%	(0.45)%	13.07%	(12.67)%	7.82%
Year Ended October 31, 2005	$10.06	0.19		1.27	1.46	(0.21)	—	(0.21)	$11.31	14.70%	$1	0.80%	1.80%	5.55%	(2.94)%	31.16%
Year Ended October 31, 2006	$11.31	0.03		1.86	1.89	(0.60)	(0.16)	(0.76)	$12.44	17.43%	$1	0.74%	(0.06)%	1.47%	(0.79)%	47.77%
Year Ended October 31, 2007(g)	$12.44	0.06		2.33	2.39	(0.35)	(0.37)	(0.72)	$14.11	20.13%	$287	0.78%	0.46%	1.34%	(0.10)%	48.43%
Institutional Service Class Shares
Period Ended October 31, 2004(f)	$10.00	—	(h)	0.07	0.07	—	—	—	$10.07	0.80%	$1	0.40%	0.00%	12.62%	(12.22)%	7.82%
Year Ended October 31, 2005	$10.07	0.24		1.28	1.52	(0.25)	—	(0.25)	$11.34	15.10%	$1	0.30%	2.30%	5.78%	(3.15)%	31.16%
Year Ended October 31, 2006	$11.34	0.07		1.88	1.95	(0.61)	(0.16)	(0.77)	$12.52	17.91%	$1	0.35%	0.28%	1.51%	(0.88)%	47.77%
Year Ended October 31, 2007(g)	$12.52	0.11		2.39	2.50	(0.37)	(0.37)	(0.74)	$14.28	20.89%	$2	0.24%	0.88%	0.82%	0.30%	48.43%
Institutional Class Shares
Period Ended October 31, 2004(f)	$10.00	—	(h)	0.08	0.08	—	—	—	$10.08	0.80%	$1,008	0.25%	0.15%	12.47%	(12.07)%	7.82%
Year Ended October 31, 2005	$10.08	0.25		1.27	1.52	(0.25)	—	(0.25)	$11.35	15.25%	$1,160	0.25%	2.35%	4.36%	(1.76)%	31.16%
Year Ended October 31, 2006(g)	$11.35	0.04		1.93	1.97	(0.61)	(0.16)	(0.77)	$12.55	18.11%	$1	0.25%	0.33%	1.34%	(0.75)%	47.77%
Year Ended October 31, 2007(g)	$12.55	0.11		2.39	2.50	(0.37)	(0.37)	(0.74)	$14.31	20.84%	$1	0.25%	0.82%	0.95%	0.12%	48.43%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The amount is less than $0.005.

Financial Highlights

69

Section 6 – Financial Highlights (continued)

ABERDEEN OPTIMAL ALLOCATIONS FUND: MODERATE

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Period Ended October 31, 2004(f)	$10.00	0.04	0.28	0.32	—	—	—	$10.32	3.20%	$1	0.56%	1.06%	12.40%	(10.78)%	7.57%
Year Ended October 31, 2005	$10.32	0.28	0.77	1.05	(0.32)	(0.01)	(0.33)	$11.04	10.41%	$4,595	0.52%	1.73%	1.88%	0.38%	61.59%
Year Ended October 31, 2006	$11.04	0.31	1.12	1.43	(0.51)	(0.11)	(0.62)	$11.85	13.38%	$9,797	0.52%	1.87%	0.79%	1.60%	34.82%
Year Ended October 31, 2007(g)	$11.85	0.25	1.49	1.74	(0.38)	(0.18)	(0.56)	$13.03	15.11%	$11,248	0.49%	2.02%	0.75%	1.77%	70.87%
Class B Shares
Period Ended October 31, 2004(f)	$10.00	0.01	0.24	0.25	—	—	—	$10.25	2.60%	$1	1.25%	0.37%	13.50%	(11.88)%	7.57%
Year Ended October 31, 2005	$10.25	0.20	0.74	0.94	(0.25)	(0.01)	(0.26)	$10.93	9.13%	$1,269	1.25%	0.65%	2.70%	(0.80)%	61.59%
Year Ended October 31, 2006	$10.93	0.22	1.11	1.33	(0.44)	(0.11)	(0.55)	$11.71	12.59%	$2,630	1.25%	1.20%	1.54%	0.93%	34.82%
Year Ended October 31, 2007(g)	$11.71	0.16	1.46	1.62	(0.31)	(0.18)	(0.49)	$12.84	14.24%	$3,435	1.23%	1.29%	1.49%	1.03%	70.87%
Class C Shares
Period Ended October 31, 2004(f)	$10.00	0.01	0.24	0.25	—	—	—	$10.25	2.60%	$1	1.25%	0.37%	13.50%	(11.88)%	7.57%
Year Ended October 31, 2005	$10.25	0.23	0.74	0.97	(0.28)	(0.01)	(0.29)	$10.93	9.50%	$7,648	1.25%	0.72%	2.51%	(0.54)%	61.59%
Year Ended October 31, 2006	$10.93	0.32	1.02	1.34	(0.44)	(0.11)	(0.55)	$11.72	12.59%	$19,027	1.25%	1.25%	1.54%	0.97%	34.82%
Year Ended October 31, 2007(g)	$11.72	0.16	1.46	1.62	(0.31)	(0.18)	(0.49)	$12.85	14.24%	$29,557	1.23%	1.30%	1.49%	1.04%	70.87%

Financial Highlights

70

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Period Ended October 31, 2004(f)	$10.00	0.03	0.24	0.27	—	—	—	$10.27	2.70%	$1	0.85%	0.77%	12.85%	(11.23)%	7.57%
Year Ended October 31, 2005	$10.27	0.28	0.73	1.01	(0.25)	(0.01)	(0.26)	$11.02	9.94%	$1	0.81%	2.35%	3.85%	(0.37)%	61.59%
Year Ended October 31, 2006	$11.02	0.20	1.20	1.40	(0.51)	(0.11)	(0.62)	$11.80	13.15%	$1	0.72%	1.63%	0.75%	1.60%	34.82%
Year Ended October 31, 2007(g)	$11.80	0.21	1.46	1.67	(0.32)	(0.18)	(0.50)	$12.97	14.58%	$122	0.78%	1.75%	1.05%	1.47%	70.87%
Institutional Service Class Shares
Period Ended October 31, 2004(f)	$10.00	0.04	0.26	0.30	—	—	—	$10.30	3.00%	$1	0.40%	1.22%	12.23%	(10.61)%	7.57%
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)	(0.01)	(0.32)	$11.04	10.39%	$1	0.34%	2.83%	3.93%	(0.76)%	61.59%
Year Ended October 31, 2006	$11.04	0.24	1.21	1.45	(0.54)	(0.11)	(0.65)	$11.84	13.64%	$1	0.33%	1.99%	0.85%	1.47%	34.82%
Year Ended October 31, 2007(g)	$11.84	0.27	1.49	1.76	(0.40)	(0.18)	(0.58)	$13.02	15.35%	$1	0.25%	2.22%	0.60%	1.87%	70.87%
Institutional Class Shares
Period Ended October 31, 2004(f)	$10.00	0.05	0.25	0.30	—	—	—	$10.30	3.00%	$1,030	0.25%	1.37%	12.08%	(10.46)%	7.57%
Year Ended October 31, 2005	$10.30	0.35	0.72	1.07	(0.32)	(0.01)	(0.33)	$11.04	10.54%	$1,138	0.25%	2.90%	2.94%	0.20%	61.59%
Year Ended October 31, 2006(g)	$11.04	0.18	1.29	1.47	(0.54)	(0.11)	(0.65)	$11.86	13.74%	$1	0.25%	1.58%	0.58%	1.25%	34.82%
Year Ended October 31, 2007(g)	$11.86	0.26	1.49	1.75	(0.40)	(0.18)	(0.58)	$13.03	15.24%	$1	0.25%	2.15%	0.63%	1.77%	70.87%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

Financial Highlights

71

Section 6 – Financial Highlights (continued)

ABERDEEN OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH

Selected Data for Each Share of Capital Outstanding

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Period Ended October 31, 2004(f)	$10.00	0.02		0.20	0.22	—	—	—	$10.22	2.10%	$1	0.56%	(0.27)%	13.04%	(12.75)%	9.79%
Year Ended October 31, 2005	$10.22	0.23		1.04	1.27	(0.28)	—	(0.28)	$11.21	12.77%	$3,419	0.52%	1.13%	2.32%	(0.66)%	47.04%
Year Ended October 31, 2006	$11.21	0.39		1.32	1.71	(0.56)	(0.15)	(0.71)	$12.21	15.79%	$11,525	0.52%	1.05%	0.85%	0.72%	32.64%
Year Ended October 31, 2007(g)	$12.21	0.16		2.07	2.23	(0.37)	(0.23)	(0.60)	$13.84	18.88%	$15,799	0.49%	1.27%	0.76%	1.00%	63.01%
Class B Shares
Period Ended October 31, 2004(f)	$10.00	—	(h)	0.17	0.17	—	—	—	$10.17	1.70%	$7	1.25%	(0.85)%	13.48%	(13.08)%	9.79%
Year Ended October 31, 2005	$10.17	0.18		1.04	1.22	(0.23)	—	(0.23)	$11.16	12.07%	$1,183	1.25%	(0.09)%	3.00%	(1.84)%	47.04%
Year Ended October 31, 2006	$11.16	0.27		1.33	1.60	(0.50)	(0.15)	(0.65)	$12.11	14.91%	$3,016	1.25%	0.42%	1.59%	0.09%	32.64%
Year Ended October 31, 2007(g)	$12.11	0.07		2.04	2.11	(0.30)	(0.23)	(0.53)	$13.69	17.99%	$4,437	1.23%	0.55%	1.50%	0.28%	63.01%
Class C Shares
Period Ended October 31, 2004(f)	$10.00	—	(h)	0.17	0.17	—	—	—	$10.17	1.70%	$80	1.25%	(0.85)%	13.48%	(13.08)%	9.79%
Year Ended October 31, 2005	$10.17	0.18		1.02	1.20	(0.23)	—	(0.23)	$11.14	11.98%	$3,604	1.25%	0.20%	3.20%	(1.76)%	47.04%
Year Ended October 31, 2006	$11.14	0.34		1.27	1.61	(0.50)	(0.15)	(0.65)	$12.10	14.95%	$14,907	1.25%	0.41%	1.59%	0.09%	32.64%
Year Ended October 31, 2007(g)	$12.10	0.07		2.04	2.11	(0.30)	(0.23)	(0.53)	$13.68	18.00%	$22,259	1.23%	0.56%	1.50%	0.29%	63.01%

Financial Highlights

72

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Period Ended October 31, 2004(f)	$10.00	0.01	0.18	0.19	—	—	—	$10.19	1.90%	$1	0.85%	(0.45)%	13.07%	(12.67)%	9.79%
Year Ended October 31, 2005	$10.19	0.25	1.01	1.26	(0.24)	—	(0.24)	$11.21	12.50%	$1	0.80%	2.16%	4.28%	(1.32)%	47.04%
Year Ended October 31, 2006	$11.21	0.13	1.54	1.67	(0.55)	(0.15)	(0.70)	$12.18	15.55%	$1	0.72%	0.85%	0.87%	0.70%	32.64%
Year Ended October 31, 2007(g)	$12.18	0.33	1.82	2.15	(0.31)	(0.23)	(0.54)	$13.79	18.22%	$2	0.97%	2.57%	1.32%	2.22%	63.01%
Institutional Service Class Shares
Period Ended October 31, 2004(f)	$10.00	0.02	0.19	0.21	—	—	—	$10.21	2.10%	$1	0.40%	0.00%	12.62%	(12.22)%	9.79%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	—	(0.29)	$11.23	13.00%	$1	0.34%	2.69%	4.45%	(1.42)%	47.04%
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73	(0.58)	(0.15)	(0.73)	$12.23	16.06%	$1	0.36%	1.19%	0.91%	0.64%	32.64%
Year Ended October 31, 2007(g)	$12.23	0.19	2.06	2.25	(0.39)	(0.23)	(0.62)	$13.86	19.08%	$2	0.24%	1.52%	0.59%	1.18%	63.01%
Institutional Class Shares
Period Ended October 31, 2004(f)	$10.00	0.03	0.18	0.21	—	—	—	$10.21	2.10%	$1,021	0.25%	0.15%	12.47%	(12.07)%	9.79%
Year Ended October 31, 2005	$10.21	0.32	1.00	1.32	(0.30)	—	(0.30)	$11.23	13.16%	$1,154	0.25%	2.73%	3.33%	(0.36)%	47.04%
Year Ended October 31, 2006(g)	$11.23	0.12	1.62	1.74	(0.58)	(0.15)	(0.73)	$12.24	16.05%	$1	0.25%	1.05%	0.71%	0.59%	32.64%
Year Ended October 31, 2007(g)	$12.24	0.19	2.07	2.26	(0.39)	(0.23)	(0.62)	$13.88	19.15%	$1	0.25%	1.47%	0.67%	1.05%	63.01%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The amount is less than $0.005.

Financial Highlights

73

Section 6 – Financial Highlights (continued)

ABERDEEN OPTIMAL ALLOCATIONS FUND: SPECIALTY

Selected Data for Each Share of Capital Outstanding

		Investment Activities				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Period Ended October 31, 2004(f)	$10.00	—	(g)	0.34	0.34	—	—		—	$10.34	3.40%	$80	0.56%	0.75%	12.49%	(11.17)%	7.19%
Year Ended October 31, 2005	$10.34	0.27		1.21	1.48	(0.29)	—	(g)	(0.29)	$11.53	14.59%	$5,133	0.53%	2.31%	1.54%	1.30%	28.77%
Year Ended October 31, 2006	$11.53	0.37		1.92	2.29	(0.48)	(0.13)		(0.61)	$13.21	20.48%	$24,363	0.51%	0.43%	0.74%	0.21%	13.76%
Year Ended October 31, 2007(h)	$13.21	0.10		2.66	2.76	(0.46)	(0.14)		(0.60)	$15.37	21.56%	$42,188	0.49%	0.73%	0.62%	0.60%	24.54%
Class B Shares
Period Ended October 31, 2004(f)	$10.00	(0.02)		0.32	0.30	—	—		—	$10.30	3.00%	$1	1.25%	(0.58)%	12.98%	(12.30)%	7.19%
Year Ended October 31, 2005	$10.30	0.17		1.24	1.41	(0.25)	—	(g)	(0.25)	$11.46	13.89%	$982	1.25%	0.27%	2.22%	(0.70)%	28.77%
Year Ended October 31, 2006	$11.46	0.28		1.90	2.18	(0.45)	(0.13)		(0.58)	$13.06	19.67%	$3,714	1.25%	(0.23)%	1.48%	(0.46)%	13.76%
Year Ended October 31, 2007(h)	$13.06	—	(g)	2.61	2.61	(0.42)	(0.14)		(0.56)	$15.11	20.64%	$7,561	1.23%	(0.01)%	1.37%	(0.15)%	24.54%
Class C Shares
Period Ended October 31, 2004(f)	$10.00	—	(g)	0.30	0.30	—	—		—	$10.30	3.00%	$36	1.25%	(1.04)%	12.92%	(12.72)%	7.19%
Year Ended October 31, 2005	$10.30	0.17		1.24	1.41	(0.26)	—	(g)	(0.26)	$11.45	13.90%	$9,200	1.25%	0.25%	2.22%	(0.72)%	28.77%
Year Ended October 31, 2006	$11.45	0.27		1.91	2.18	(0.45)	(0.13)		(0.58)	$13.05	19.59%	$35,182	1.25%	(0.24)%	1.48%	(0.47)%	13.76%
Year Ended October 31, 2007(h)	$13.05	—	(g)	2.61	2.61	(0.42)	(0.14)		(0.56)	$15.10	20.65%	$67,323	1.23%	0.01%	1.37%	(0.13)%	24.54%

Financial Highlights

74

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Period Ended October 31, 2004(f)	$10.00	(0.01)	0.33	0.32	—	—		—	$10.32	3.20%	$1	0.85%	(0.18)%	12.57%	(11.90)%	7.19%
Year Ended October 31, 2005	$10.32	(0.34)	1.81	1.47	(0.25)	—	(g)	(0.25)	$11.54	14.36%	$1	0.84%	(0.55)%	1.90%	(1.62)%	28.77%
Year Ended October 31, 2006	$11.54	0.48	1.78	2.26	(0.48)	(0.13)		(0.61)	$13.19	20.23%	$78	0.85%	0.15%	1.07%	(0.07)%	13.76%
Year Ended October 31, 2007(h)	$13.19	0.08	2.62	2.70	(0.43)	(0.14)		(0.57)	$15.32	21.14%	$479	0.75%	0.57%	0.92%	0.40%	24.54%
Institutional Service Class Shares
Period Ended October 31, 2004(f)	$10.00	0.01	0.33	0.34	—	—		—	$10.34	3.40%	$1	0.40%	0.27%	12.12%	(11.44)%	7.19%
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)	—	(g)	(0.30)	$11.56	14.92%	$1	0.33%	2.98%	1.94%	1.38%	28.77%
Year Ended October 31, 2006	$11.56	0.08	2.22	2.30	(0.49)	(0.13)		(0.62)	$13.24	20.63%	$1	0.34%	0.50%	0.70%	0.14%	13.76%
Year Ended October 31, 2007(h)	$13.24	0.14	2.66	2.80	(0.47)	(0.14)		(0.61)	$15.43	21.90%	$2	0.24%	1.01%	0.46%	0.79%	24.54%
Institutional Class Shares
Period Ended October 31, 2004(f)	$10.00	0.01	0.33	0.34	—	—		—	$10.34	3.40%	$1,034	0.25%	0.42%	11.97%	(11.29)%	7.19%
Year Ended October 31, 2005	$10.34	0.34	1.19	1.53	(0.31)	—	(g)	(0.31)	$11.56	15.07%	$1,189	0.25%	3.04%	1.41%	1.87%	28.77%
Year Ended October 31, 2006(h)	$11.56	0.04	2.30	2.34	(0.50)	(0.13)		(0.63)	$13.27	20.84%	$1	0.25%	0.29%	0.56%	(0.01)%	13.76%
Year Ended October 31, 2007(h)	$13.27	0.13	2.66	2.79	(0.47)	(0.14)		(0.61)	$15.45	21.77%	$1	0.25%	0.95%	0.54%	0.66%	24.54%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	The amount is less than $0.005.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

Financial Highlights

75

Appendix – Description of Underlying Investments for Optimal Allocations Series

Following is a description of the Underlying Funds that are currently eligible for each asset class. The mix of Underlying Funds held by an individual Optimal Allocations Series depends on its target allocation and the portfolio manager's assessment of current economic and market conditions. The following list of eligible Underlying Funds is subject to change at any time and without notice. Prospectuses for the Underlying Funds should be referred to for more information.

U.S. Stocks – Large Cap Stocks

Nationwide Growth Fund seeks long-term capital appreciation and invests primarily in common stocks of large-cap companies. When selecting securities, the Fund's portfolio managers consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flow and dividends. The portfolio managers look for companies whose earnings are expected to consistently grow faster than other companies in the market.

Nationwide Fund seeks total return through a flexible combination of capital appreciation and current income. The Fund invests primarily in common stocks. When selecting securities, the Fund's portfolio managers consider companies that demonstrate above-average revenue and earnings growth, consistent earnings growth and attractive value.

Aberdeen Select Equity Fund seeks a high total return from a select portfolio of U.S. securities. Under normal circumstances, the Fund typically invests at least 80% of the value of its net assets in equity securities, primarily in common stock. The Fund seeks to invest in securities of U.S. companies that management believes have strong franchises capable of taking advantage of their positions in the marketplace. The securities of U.S. companies selected for the Fund’s portfolio are those companies that management believes will become dominant in their industries because the companies have reputations for quality management and superior products and services. The portfolio manager seeks companies which generally demonstrate above average revenue growth, above average earnings growth, consistent earnings growth and attractive value. The Fund typically holds a core group of 25 to 35 common stocks of U.S. large-cap and U.S. mid-cap companies.

Aberdeen Select Growth Fund seeks long-term growth and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities. The Fund seeks to invest in securities of U.S. companies that management believes have strong and improving franchisees capable of taking advantage of growth opportunities. The securities of U.S. companies selected for the Fund’s portfolio are those companies that management believes have high growth potential and reputations for quality management and superior products and services. The Fund typically holds a core group of 25 to 35 stocks of companies of any size whose earnings are expected to grow faster than those of other companies in the market. The Fund may hold a limited number of additional common stocks at times when the portfolio managers are accumulating new positions, selling positions or responding to exceptional market conditions.

U.S. Stocks – Small/Mid-Cap Stocks

Aberdeen Select Mid Cap Growth Fund seeks long-term capital appreciation, and under normal circumstances invests at least 80% of the value of its net assets in equity securities issued by mid-cap companies that the Fund's management believes are, or have the potential to be, best capable of taking advantage of its positioning within its business sector, with high earnings growth potential and a minimum market capitalization of approximately $1 billion. Fund management tries to choose such investments that will increase in value over the long term. Under normal circumstances, the Fund holds between 25 and 40 such securities. From time-to-time, the Fund may invest in companies experiencing "special situations" such as acquisitions, consolidations, mergers, reorganizations or other unusual developments, if the portfolio manager believes equity securities issued by those companies will increase in value.

Aberdeen Small Cap Fund seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities issued by small-cap companies. The Fund's portfolio management considers many factors when selecting securities, including measures of earnings momentum, relative value, management action and price trends. The Fund may also invest in stocks of larger U.S. companies and in foreign securities. The Fund may also invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of such IPOs would be uncertain.

Aberdeen Select Small Cap Fund seeks long-term capital appreciation and, under normal circumstances, invests 80% of the value of its net assets in equity securities of

Appendix – Description of Underlying Investments for Optimal Allocations Series

76

Appendix – Description of Underlying Investments for Optimal Allocations Series (continued)

issuers considered to be small-cap companies as of the time of investment. In selecting an investment for the Fund’s portfolio, management seeks to invest in securities of a small-cap company that management believes is within a top business sector and is capable of taking advantage of its positioning within that business sector. The Fund consists of two sleeves, or portions, with one sleeve managed by the Adviser and the other sleeve managed by a subadviser. Currently, the Adviser is directly managing the small-cap value portion and the Adviser has selected NorthPointe Capital LLC (“NorthPointe”) to manage the small-cap growth portion. The Adviser employs a value style of investing and looks at factors such as earnings growth and relative value, management action and price trends when selecting securities. NorthPointe employs a growth style by investing in securities of undiscovered, emerging growth small-cap companies in an attempt to provide investors with potentially higher returns than funds that invest primarily in larger, more established companies. The Fund may invest without limit in IPOs of small-cap companies, although such IPOs may not be available for investment by the Fund and the impact on performance of any such IPO would be uncertain.

Aberdeen Small Cap Growth Fund seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities of small-cap companies that, in the opinion of the portfolio managers, exhibit characteristics consistent with a growth style of investing. The portfolio managers use a multi-step research and analysis process involving quantitative screening measures followed by traditional fundamental analysis of a company’s prospects. Although the Fund looks for companies with the potential for strong earnings growth rates, some of the Fund’s investments may be in companies that are experiencing losses. There is no limit on the length of operating history for the companies in which the Fund may invest. The Fund may also invest without limit in initial public offerings (“IPOs”) of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of such IPOs would be uncertain.

International Stocks

Aberdeen International Equity Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries. Under normal circumstances the Fund invests at least 80% of its asset in equity securities issued by companies that are located in, or that derive a significant portion of their earnings from, a number of countries around the world other than the U.S. Generally, the Fund’s management invests in equity securities that management believes have above-average rates of earnings growth and which may therefore experience above average increases in stock price. The portfolio managers look for foreign markets that they believe offer the potential for strong economic growth, and assess the valuation and growth rates both of a particular company and of the market where the company is located. The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer. The Fund also may use derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

Aberdeen Select Worldwide Fund seeks long-term capital growth and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities issued by companies located throughout the world (including the U.S.). Some of these are multinational companies, while others are located and have primary economic ties in one country. Ordinarily, the Fund invests in companies from at least three different countries. The Fund seeks to invest in securities of companies located anywhere in the world that management believes are, or have the potential to be, well positioned to take advantage of growth opportunities in their industries. The securities of companies selected for the Fund include both: (i) companies that appear to offer long-term strategic growth opportunities because of their strong competitive advantage within key growth segments; and (ii) companies that appear to offer short-term tactical opportunities based on current circumstances. The Fund is non-diversified, which means it may invest a significant portion of it's assets in securities of a single or small number of companies. The Fund typically invests in securities issued by approximately 30-40 companies. The Fund may also invest in derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

Appendix – Description of Underlying Investments for Optimal Allocations Series

77

Appendix – Description of Underlying Investments for Optimal Allocations Series (continued)

Bonds

Affiliated and Unaffiliated Bond Funds The Fund may invest in one or more affiliated or unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in fixed-income securities that are investment-grade, including but not limited to U.S. corporate bonds, U.S. government securities, U.S. government agency securities, U.S. dollar-denominated foreign corporate bonds or U.S. dollar-denominated foreign government bonds. These funds also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed-income securities that pay interest on either a fixed-rate or variable-rate basis. Each of these funds also may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the fund's portfolio duration in order to minimize fluctuation of the fund's share value.

Short-Term Investments

Affiliated or Unaffiliated Money Market Funds. The Optimal Allocations Series may invest in one or more affiliated or unaffiliated mutual funds that, under normal circumstances, seek as high a level of current income as is consistent with preserving capital and maintaining liquidity. These funds will invest in high-quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. These funds may invest in floating- and variable-rate obligations and may enter into repurchase agreements. These funds will maintain a dollar-weighted average maturity of 90 days or less.

Specialty Assets

Aberdeen Developing Markets Fund seeks long-term capital growth by investing primarily in equity securities of companies located in developing market countries. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, developing market countries. The Fund's portfolio managers select companies they believe have the potential to deliver unexpected earnings. The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

Aberdeen Global Financial Services Fund seeks long-term capital growth and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in developing market countries) of any size that have business operations in or related to financial services. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the financial services sector. The Fund is non-diversified and concentrates 25% or more of its assets in at least one of the following industry groups: banks and savings and loans, consumer and industrial finance companies, investment banks, insurance brokers, insurance companies, securities brokers and advisers, real estate-related companies and leasing companies. The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

Aberdeen Health Sciences Fund seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in developing market countries) of any size with business operations in or related to health sciences. A company that is eligible for investment by the Fund typically derives at least 50% of its assets, revenues or net income from health sciences. The Fund is non-diversified and concentrates 25% or more of its assets in at least one of the following industry groups: health care, pharmaceuticals, biotechnology, medical supplies and medical services and devices. The Fund's holdings of equity securities may include common stocks, convertible securities and depositary receipts.

Aberdeen Natural Resources Fund seeks long-term capital growth and, under normal circumstances, invests at least 80% of its the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in developing market countries) of any size with business operations in or related to activities in natural resources industries. A company that is eligible for investment by the Fund typically derives at least 50% of

Appendix – Description of Underlying Investments for Optimal Allocations Series

78

Appendix – Description of Underlying Investments for Optimal Allocations Series (continued)

its assets, revenues or net income from the natural resources sector. The Fund is non-diversified and concentrates more than 25% of its assets in at least one or more of the following industry groups: agricultural products, alternative energy sources, base metal production, building materials, chemicals, coal, energy services and technology, environmental services, ferrous and nonferrous metals, forest products, gold and other precious metals, integrated oil, steel and iron ore production, oil and gas exploration and production, paper products and real estate. The equity securities in which the Natural Resources Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer. The Fund may invest in derivatives and commodity-linked derivatives.

Aberdeen Technology and Communications Fund seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in developing market countries) of any size, with business operations in or related to technology or communications. A company that is eligible for investment by the Fund typically derives at least 50% of its assets, revenues or net income from the technology or communications sectors. The Fund is non-diversified and concentrates at least 25% of its total assets in technology and/or communications sectors, including technology or communications hardware and equipment, information technology, software services, technology or communications consulting services, consumer electronics, internet infrastructure, semiconductors and semiconductor equipment, defense technology and broadcasting.

Aberdeen Global Utilities Fund seeks long-term capital growth and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in developing markets countries) of any size, with business operations in or related to utilities. A company that is eligible for investment by the Fund typically derives at least 50% of its assets, revenues or net income from the utilities sector. The Fund is non-diversified and concentrates 25% or more of its assets in at least one of the following industry groups: energy sources, utility maintenance services, providers of utility infrastructure, cable television, radio, telecommunications services, transportation services and water and sanitary services. Although utility companies have traditionally paid above-average dividends, the portfolio manager invests a portion of the Fund's assets in securities that emphasize capital appreciation.

Aberdeen Market Neutral Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund seeks to achieve its objective regardless of the direction of the market through the purchase and short sale of equity securities of U.S. companies. The Fund takes long positions in common stocks of companies that the Fund's management believes will outperform the market. Simultaneously, the Fund intends to engage in short sales of stocks that the portfolio manager believes will underperform the market and decline in value. The Fund uses a multi-cap and multi-style approach, meaning that it may invest across different industries, sectors and market capitalization levels, targeting both growth style and value style types of companies. The Fund attempts to maintain approximately equal dollar value exposure in its long and short positions (to the extent the market permits) in order to neutralize the effects on its performance resulting from general U.S. stock market movements or sector swings. The Fund seeks to capitalize on opportunities presented by changing market environments. The Adviser uses quantitative techniques incorporated into a multi-factor model that seeks to select the highest returning securities in the current market environment. This model attempts to capitalize on the theory that the financial markets are dynamic and investment opportunities vary over time.

Aberdeen Equity Long-Short Fund seeks long-term capital appreciation. The Fund primarily invests and executes short sales in equity securities of U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests 80% of the value of its net assets in companies that are organized under the laws of the U.S., have their principal places of business in the U.S. or whose stock is traded primarily in the U.S. The Fund may invest in companies of any size, including small or medium-sized companies. In general, the Fund invests, or takes "long positions" in companies the portfolio managers believe will appreciate in value. Simultaneously, the Fund takes "short positions", or agrees to sell at a specified price, companies the portfolio manager expects to decline in value. The Fund typically takes long positions in "leaders," companies benefiting from superior management,

Appendix – Description of Underlying Investments for Optimal Allocations Series

79

Appendix – Description of Underlying Investments for Optimal Allocations Series (concluded)

products, or distribution that the portfolio manager believes will generate earnings growth exceeding market expectations. The Fund's portfolio manager intends to take short positions in stocks whose earnings seem to be reflected in the current price or appear likely to fall short of expectations, those that operate in an industry with a structural weakness, are believed to have poor quality management, or appear likely to suffer an event affecting their long-term earnings power. In addition, the Fund may make strategic paired trades, taking both long and short positions in companies in the same industry in order to minimize the effect of market and sector fluctuations on the Fund's performance. The Fund may also invest in exchange-traded funds and derivatives.

Unaffiliated Tips Bond Funds. The Optimal Allocations Series may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in Treasury Inflation Protected Securities, also known as TIPS. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price.

Unaffiliated International Bond Funds. The Optimal Allocations Series may invest in one or more unaffiliated mutual funds that, under normal circumstances, invest at least 80% of their net assets in fixed-income securities of foreign government and corporate issuers. Such fixed-income securities may include long-term and short-term foreign government bonds, participation interests in loans, debt obligations of foreign corporations, structured note derivatives, stripped securities, zero coupon securities and bonds issued by "supra-national" entities, such as the World Bank. These funds also may invest in securities that are rated below investment grade (commonly known as "junk bonds") and in securities issued in emerging market countries. In addition to the types of risk offered by funds that invest primarily in U.S. bonds, these funds also present the risks inherent in foreign securities and lower- or non-rated securities. These risks are more significant with respect to fixed-income securities issued or traded in emerging markets and developing countries.

Unaffiliated U.S. and International Real Estate Funds. The Optimal Allocations Series may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in equity securities issued by real estate investment trusts and companies engaged in the real estate industry. These Funds typically seek long-term capital appreciation, with income as a secondary objective. A company is considered to be a "real estate company" if at least 50% of the company's revenues or 50% of the market value of the company's assets are related to the ownership, construction, management or sale of real estate.

Unaffiliated Commodity-linked Funds. The Optimal Allocations Series may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets, plus any borrowings for investment purposes, in a combination of commodity-linked derivative instruments and fixed-income securities backing those instruments. These funds will invest primarily in commodity-linked structured notes and swaps designed to track the performance of one of the widely-recognized commodity indexes.

Appendix – Description of Underlying Investments for Optimal Allocations Series

80

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)

•	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at www.aberdeeninvestments.com or call 866-667-9231 for information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds

P.O. Box 183148

Columbus, Ohio 43218-3148

By Overnight Mail:

Aberdeen Funds

3435 Stelzer Road

Columbus, Ohio 43219

For 24-Hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Funds’ website at www.aberdeeninvestments.com.

Information from the Securities and Exchange Commission (SEC)

You can obtain information about the Fund, including the SAI from the SEC

•	on the SEC’s EDGAR database via the Internet at www.sec.gov;

•	by electronic request to publicinfo@sec.gov;

•	in person at the SEC’s Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090); or

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

AOE-0015-0608

PROSPECTUS

ABERDEEN FUNDS FIXED INCOME SERIES

June 23, 2008

Aberdeen Tax-Free Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Section	Aberdeen Funds	Page 1

Section 1	Fund Summary & Performance	Page 2
	Aberdeen Tax-Free Income Fund	Page 2

Section 2	Fund Details	Page 8
Additional Information about Investments, Investment
	Techniques and Risks	Page 8

Section 3	Fund Management	Page 11
	Investment Adviser	Page 11
	Subadviser	Page 11
	Management Fees	Page 11
	Portfolio Management	Page 11
	Multi-Manager Structure	Page 12

Section 4	Investing with Aberdeen Funds	Page 13
	A Note About Share Classes	Page 13
	Choosing a Share Class	Page 13
	Reduction and Waiver of Class A and Class D Sales Charges	Page 16
	Waiver of Contingent Deferred Sales Charges—Class A, Class B and Class C Shares	Page 18
	Waiver of Contingent Deferred Sales Charges—Class X and Class Y Shares	Page 18
	Sales Charges and Fees	Page 20
	Administrative Services Fees	Page 20
	Revenue Sharing	Page 21
	Contacting Aberdeen Funds	Page 21
	Fund Transactions—Class A, Class D, Class B, Class C, Class X and Class Y Shares	Page 23
	Buying Shares	Page 25
	Fair Value Pricing	Page 25
	In-Kind Purchases	Page 25
	Minimum Investments	Page 26
	Customer Identification Information	Page 26
	Accounts With Low Balances	Page 26
	Exchanging Shares	Page 27
	Automatic Withdrawal Program	Page 27
	Selling Shares	Page 27
	Excessive or Short-Term Trading	Page 28
	Restrictions on Transactions	Page 28
	Exchange and Redemption Fees	Page 29

Section 5	Distribution and Taxes	Page 31
	Income and Capital Gains Distributions	Page 31
	Selling and Exchanging Shares	Page 32
	Other Tax Jurisdictions	Page 32
	Tax Status for Retirement Plans and Other Tax-Deferred Accounts	Page 32
	Backup Withholding	Page 32

Section 6	Financial Highlights	Page 33

Aberdeen Funds

This prospectus provides information about the Aberdeen Tax-Free Income Fund (the “Tax-Free Fund”), the shares of which are offered by Aberdeen Funds (the “Trust”). The Tax-Free Fund is primarily intended to help investors seek current income through investments in various government, corporate and short-term debt securities.

The following section summarizes key information about the Tax-Free Fund, including information regarding its investment objectives, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that the tax-free fund will meet its objectives or that its performance will be positive for any period of time.

The Tax-Free Fund’s investment objective can be changed without shareholder approval. Aberdeen Asset Management Inc. (the “Adviser”) serves as the Tax-Free Fund’s investment adviser.

A Note About Share Classes

The Tax-Free Fund offers six share classes – Class A, Class B, Class C, Class D, Class X and Class Y. Class B, Class X and Class Y shares are not available to new investors. A Shareholder who currently owns Class B, Class X or Class Y shares of a Fund is eligible to purchase additional shares of the Fund he or she owns.

Aberdeen Funds

Section 1 – Aberdeen Tax Free Income Fund

Summary and Performance

Objective

The Tax-Free Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with preserving capital by investing in investment grade municipal obligations.

Principal Strategies

As a fundamental policy, under normal circumstances, the Tax-Free Fund invests at least 80% of the value of its net assets in investment grade fixed-income securities that qualify as municipal obligations. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. The Tax-Free Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities and floating- and variable-rate bonds, and may invest up to 20% of its net assets in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax. In selecting securities for the Tax-Free Fund, the Tax-Free Fund’s management employs an opportunistic approach that takes advantage of changing market conditions. The Tax-Free Fund’s manager’s process focuses on credit market, sector, security and yield curve analysis.

A security may be sold to take advantage of more favorable opportunities. The Tax-Free Fund may, but is not required to, sell a security whose rating falls below investment grade.

Principal Risks

The Tax-Free Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Tax-Free Fund’s investments – and therefore, the value of Tax-Free Fund shares – may fluctuate. These changes may occur because of:

Interest Rate Risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit Risk – a municipal issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

Selection Risk – the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

Prepayment Risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Tax-Free Fund may be required to invest the proceeds in securities with lower yields.

Extension Risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

Call and Redemption Risk – some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Tax-Free Fund may be required to invest the proceeds in securities with lower yields.

Tax Risk – a municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax-exemption may be less valuable, causing the value of a municipal bond to decline.

If the value of the Tax-Free Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

The returns presented for the Tax-Free Fund reflect the performance of the Nationwide Tax-Free Income Fund (the “Predecessor Fund”), a series of Nationwide Mutual Funds, from May 11, 1998 to the present and the Tax-Free Income Fund of NIF II (“NIF II predecessor fund”) prior to May 11, 1998. The Tax-Free Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Tax-Free Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Predecessor Fund had previously acquired the NIF II predecessor fund in a reorganization. As of June 23, 2008, Aberdeen Asset Management Inc. became the investment adviser and Credit Suisse became the subadviser for the Tax-Free Fund. The Tax-Free Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Aberdeen Tax Free Income Fund

Section 1 – Aberdeen Tax Free Income Fund

Summary and Performance (continued)

The bar chart and table below can help you evaluate both potential risks and potential rewards for the Tax-Free Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 866-667-9231 for the Fund’s current 30-day yield.

Annual Total Returns – Class D Shares

(Years Ended December 31)

Best Quarter: 4.66% -3rd qtr of 2002

Worst Quarter: -2.66% - 2nd qtr of 2004

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns1

as of December 31, 2007

	1 Year	5 Years	10 Years
Class A shares – Before Taxes[2]	-2.03%	2.57%	3.76%
Class B shares – Before Taxes[2]	-3.31%	2.37%	3.54%
Class C shares – Before Taxes[2,3]	0.57%	2.71%	3.72%
Class D shares – Before Taxes	-2.05%	2.78%	3.98%
Class D shares – After Taxes on Distributions	-2.25%	2.73%	3.93%
Class D shares – After Taxes on Distributions and Sales of Shares	0.37%	2.99%	4.05%
Class X shares – Before Taxes[2]	-3.16%	2.51%	3.61%
Class Y shares – Before Taxes[2]	0.72%	2.82%	3.77%
Lehman Brothers Municipal Bond Index[4]	3.37%	4.30%	5.18%

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the NIF II predecessor fund and, after May 11, 1998, on the performance of various classes of the Predecessor Fund as noted below. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what the individual classes would have produced because all classes invest in the same

Aberdeen Tax Free Income Fund

Section 1 – Aberdeen Tax Free Income Fund

Summary and Performance (continued)

portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any for individual classes. Performance has not been adjusted to reflect different expense levels which if reflected may have resulted in higher or lower performance for a given share class.

Class A (introduced May 11, 1998): Performance is based on the NIF II predecessor fund.
Class B (introduced September 4, 2003): Performance is based on the NIF II predecessor fund through May 11, 1998 and the Predecessor Fund’s Class X from May 12, 1998, through September 4, 2003.
Class C (introduced September 4, 2003): Performance is based on the NIF II predecessor fund through May 11, 1998, the Predecessor Fund’s Class D from May 12, 1998, through March 1, 2001 and the Predecessor Fund’s Class Y from March 2, 2001, through September 4, 2003.
Class X (introduced May 11, 1998): Performance is based on the NIF II predecessor fund.
Class Y (introduced March 1, 2001): Performance is based on the NIF II predecessor fund through May 11, 1998 and the Predecessor Fund’s Class D from May 12, 1998, through March 1, 2001.
3	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower, Individuals cannot invest directly in an index.

Aberdeen Tax Free Income Fund

4

Section 1 – Aberdeen Tax Free Income Fund

Summary and Performance (continued)

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Tax-Free Fund, depending on the share class you select.

	Class A Shares		Class B Shares		Class C Shares		Class D Shares		Class X Shares		Class Y Shares
Shareholder fees (paid directly from your investment)(1)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	(2)	None		None		4.50%	(2)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(3)	5.00%	(4)	1.00%	(5)	None		5.00%	(6)	1.00%	(7)
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(8)	2.00%		2.00%		2.00%		2.00%		2.00%		2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)(9)
Management Fees	0.43%		0.43%		0.43%		0.43%		0.43%		0.43%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		None		0.59%	(10)	0.59%	(10)
Other Expenses(11)	0.22%		0.22%		0.22%		0.22%		0.22%		0.22%
Total annual fund operating expenses	0.90%		1.65%		1.65%		0.65%		1.24%		1.24%
Less: Amount of Fee Limitations/Expense Reimbursements(12)	0.00%		0.00%		0.00%		0.00%		0.00%		0.00%
Net annual fund operating expenses	0.90%		1.65%		1.65%		0.65%		1.24%		1.24%

(Footnotes	included after Example)

Aberdeen Tax Free Income Fund

5

Section 1 – Aberdeen Tax Free Income Fund

Summary and Performance (continued)

Example

This Example is intended to help you compare the cost of investing in the Tax-Free Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Tax-Free Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares*	$513	$700	$902	$1,486
Class B shares	$668	$820	$1,097	$1,661
Class C shares	$268	$520	$897	$1,955
Class D shares	$513	$649	$796	$1,224
Class X shares	$626	$693	$881	$1,362
Class Y shares	$226	$393	$681	$1,500

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$168	$520	$897	$1,661
Class C shares	$168	$520	$897	$1,955
Class X shares	$126	$393	$681	$1,362
Class Y shares	$126	$393	$681	$1,500

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more) shares do not change, whether or not you sell your shares.

The Tax-Free Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 0.75% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. For more information, see Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.
6	A CDSC beginning at 5% and declining to 1% is charged if you sell Class X shares within six years after purchase. Class X shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Aberdeen Asset Management: Choosing a Share Class – Class X Shares.
7	A CDSC of 1% is charged if you sell Class Y shares within the first year after purchase. See Section 4, Investing with Aberdeen Funds: Choosing a Share Class – Class Y Shares.
8	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.
9	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund through the fiscal year ending October 31, 2008.

Aberdeen Tax Free Income Fund

6

Section 1 – Aberdeen Tax Free Income Fund

Summary and Performance (concluded)

10	Effective June 23, 2008, the Rule 12b-1 fee was reduced from 0.85% to 0.10%.
11	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class D shares. The full 0.25% in administrative services fees is reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.00% for Class A shares and 0.00% for Class D Shares. If the maximum amount of administrative services fees were charged, the “Net Annual Fund Operating Expenses” would be higher.
12	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.93% for Class A, 1.68% for Class B, 1.68% for Class C, 0.68% for Class D, 1.53% for Class X, and 1.53% for Class Y at least through February 28, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

Aberdeen Tax Free Income Fund

7

Section 2 – Fund Details

Additional Information about Investments, Investment Techniques and Risks

Derivatives – The Fund may invest in derivatives. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•	the Fund may suffer disproportionately heavy losses relative to the amount invested; and

•	changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Securities Lending – The Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to the Fund.

Temporary Investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

•	short-term U.S. government securities;

•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

•	prime quality commercial paper;

•	repurchase agreements covering any of the securities in which the Fund may invest directly; and

•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Portfolio Turnover – The Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Interest Rate Risk – Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Credit Risk – The risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating can also adversely affect the value of the Fund’s investments. High-yield bonds are generally more exposed to credit risk than investment grade securities.

U.S. Government Securities and U.S. Government Agency Securities – U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

Fund Details

8

Section 2 – Fund Details (continued)

U.S. government agency securities may include obligations issued by:

•	the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates;

•	the Federal Home Loan Banks;

•	the Federal National Mortgage Association (“FNMA”);

•	the Federal Home Loan Mortgage Corporation (“FHLMC”); and

•	the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of the Fund are not guaranteed.

Mortgage-Backed Securities – These fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Asset-Backed Securities – Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund’s portfolio may increase. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

High-Yield Bonds And Other Lower Rated Securities –Investment in high-yield bonds and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer ’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, funds that invest in high-yield bonds are subject to the following risks:

•	increased price sensitivity to changing interest rates and to adverse economic and business developments;

•	greater risk of loss due to default or declining credit quality;

•	greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due; and

•	negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

Repurchase Agreements – When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

Fund Details

9

Section 2 – Fund Details (concluded)

Zero Coupon Bonds – These securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, the Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

Floating- and Variable-Rate Securities – These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating-and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund’s income.

Like other fixed-income securities, floating and variable rate securities are subject to interest rate risk. The Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

The Statement of Additional Information (“SAI”) contains more information on the Fund’s principal investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.

Other Information

Commodity Pool Operator Exemption

The Fund is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

The Fund posts onto the Trust’s internet site, www.aberdeeninvestments.com, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

Fund Details

10

Section 3 – Fund Management

Investment Adviser

Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. As of December 31, 2007, the Adviser had approximately $42.3 billion in assets under management. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.

The Adviser is a wholly owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $204.7 billion in assets as of December 31, 2007 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund will be available in the Fund’s first annual or semi-annual report to shareholders.

Subadviser

Credit Suisse Asset Management, LLC (“Credit Suisse”), Eleven Madison Avenue, New York, NY 10010, is the subadviser to the Tax-Free Income Fund. Subject to the supervision of the Adviser and the Board of Trustees, Credit Suisse manages the Fund’s assets in accordance with the Fund’s investment objective and strategies. Credit Suisse makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell order for securities.

Management Fees

The Tax-Free Fund pays the Adviser a management fee based on its average daily net assets. Additionally, the Adviser pays Credit Suisse from the management fee it receives.

The total annual advisory fees the Fund pays the Adviser (as a percentage of the average daily net assets of each Fund) are as follows:

Fund Assets	Management Fee
$0 up to $250 million	0.425%
$250 million up to $1 billion	0.375%
$1 billion or more	0.355%

Portfolio Management

Credit Suisse Asset Management is responsible for the day-to-day management of the Tax-Free Fund, including the selection of the Fund’s investments.

Lori A. Cohane and Frank J. Biondo are portfolio managers to the Tax-Free Income Fund.

Lori A. Cohane, Managing Director, joined Credit Suisse in 2002 from Morgan Stanley Investment Group, where she served as Executive Director and head of fixed income portfolio management. Previously, she was portfolio manager and senior credit analyst of municipal bond portfolios at Salomon Brothers Asset Management and an underwriter at AMBAC Indemnity Corp. Ms. Cohane holds a BS in finance from the State University of New York at Albany.

Frank J. Biondo, Director, joined Credit Suisse in 2002 from UBS Global Asset Management, where he was a Director, portfolio manager of closed-end municipal bond funds, and head trader for separately managed accounts. Previously, he was a Vice President, trader and assistant portfolio manager for Morgan Stanley Investment Group, where he managed tax-advantaged fixed income and money market portfolios. Mr. Biondo holds a BS in accounting and economics from New York University. He is a CFA Charterholder.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund, if any.

Fund Management

11

Section 3 – Fund Management (concluded)

Multi-Manager Structure

The Adviser and the Trust have applied for an exemptive order from the Securities and Exchange Commission for a multi-manager structure that will allow the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also will allow the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees, but without shareholder approval.

If a new unaffiliated subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order will allow the Fund greater flexibility enabling it to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to the subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the subadvisers; and

•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

Fund Management

12

Section 4 – Investing with Aberdeen Funds

A Note About Share Classes

The Tax-Free Fund offers six share classes- Class A, Class B, Class C, Class D, Class X and Class Y. Class B, Class X and Class Y shares are available only to existing investors in such classes of shares. Class B, Class X and Class Y shares are not available to other investors.

An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how long you expect to own your shares;

•	how much you intend to invest;

•	total costs and expenses associated with a particular share class; and

•	whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.

The Aberdeen Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class D, Class B, Class C, Class X and Class Y shares.

Class A and Class C shares are available to all investors. Class D shares are available only to certain investors.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

Investing with Aberdeen Funds

13

Section 4 – Investing with Aberdeen Funds (continued)

Comparing Class A, Class D, Class B, Class C, Class X and Class Y Shares

Classes and Charges	Points to Consider

Class A and Class D Shares

Front-end sales charge up to 4.25% for Class A Shares and 4.50% for Class D Shares	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC) (1) (Class A shares only)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% (Class A shares only) Administrative services fee of up to 0.25%	Total annual operating expenses are lower than Class B and Class C expenses which means higher dividends and/or NAV per share. No conversion feature. No maximum investment amount

Class B Shares

CDSC up to 5.00%

No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines 1% in most years to zero after six years.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee	Total annual operating expenses are higher than Class A expenses which means lower-dividends and/or NAV per share.

Automatic conversion to Class A shares after seven years, which means lower annual expenses in the future.

Maximum investment amount of $100,000. Larger investments may be rejected.

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares. No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee	Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.

No conversion feature. Maximum investment amount of $1,000,000(2).

Larger investments may be rejected.

Investing with Aberdeen Funds

14

Section 4 – Investing with Aberdeen Funds (continued)

Classes and Charges	Points to Consider

Class X Shares

CDSC up to 5.00%

No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines 1% in most years to zero after six years.

Annual service fee of 0.10% No administrative services fee	Total annual operating expenses are higher than Class A expenses which means lower dividends per share are paid and/or NAV per share.

Automatic conversion to Class A shares after seven years, which means lower annual expenses in the future.

Maximum investment amount of $100,000. Larger investments may be rejected.

Class Y Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares. No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service fee of 0.10% No administrative services fee	Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.

No conversion feature. Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

(1)	A CDSC of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.
(2)	This limit was calculated based on a one-year holding period.

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges For Class A Shares

	Sales Charge as a Percentage of		Dealer Commission as Percentage of Offering Price
Amount of Purchase	Offering Price	Net Amount Invested (Approximately)
Less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	*

*	Dealer may be eligible for a finders fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Investing with Aberdeen Funds

15

Section 4 – Investing with Aberdeen Funds (continued)

Class D Shares

Class D shares are available to the following:

•

Investors who received Class D shares of the Fund in a reorganization of a Nationwide fund into a series of the Trust, as long as you purchase the Class D shares through the same account in the same capacity and

•	Persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

Front-End Sales Charges For Class D Shares

	Sales Charge as a Percentage of		Dealer Commission as Percentage of Offering Price
Amount of Purchase	Offering Price	Net Amount Invested (Approximately)
Less than $50,000	4.50%	4.71%	4.00%
$50,000 up to $100,000	4.00	4.17	3.50
$100,000 up to $250,000	3.00	3.09	2.50
$250,000 up to $500,000	2.50	2.56	1.75
$500,000 up to $1 million	2.00	2.04	1.25
$1 million or more	None	None	None

Reduction and Waiver of Class A and Class D Sales Charges

If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A and Class D Sales Charges” and “Waiver of Class A and Class D Sales Charges” below and “Reduction of Class A and Class D Sales Charges” and “Net Asset Value Purchase Privilege (Class A Shares Only)” in the SAI for more information. This information regarding breakpoints is available free of charge at www.aberdeeninvestments.com.

Reduction of Class A and Class D Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

•	A Larger Investment. The sales charge decreases as the amount of your investment increases.

•

Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•

Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of

Investing with Aberdeen Funds

16

Section 4 – Investing with Aberdeen Funds (continued)

redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•

Letter Of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A and Class D Sales Charges

Front-end sales charges on Class A and Class D shares are waived for the following purchasers:

•	investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Fund or the Funds’ distributor to waive sales charges (Class A shares only);

•

directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor (Class A shares only);

•	any investor who pays for shares with proceeds from sales of Class D shares of an Aberdeen Fund if the new Fund does not offer Class D Shares and Class A Shares are purchased instead;

•	retirement plans (Class A shares only);

•	investment advisory clients of the Adviser’s affiliates; and

•	directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Fund in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares).

A CDSC of up to 1.00% applies to purchases of $1 million or more of Class A Shares if a “finders fee” is paid by the Fund’s distributor or Adviser to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC does not apply:

•	if you are eligible to purchase Class A shares without a sales charge for another reason; or

•	no finders fee was paid; or

•	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC if he or she redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares” for a list of situations where a

Investing with Aberdeen Funds

17

Section 4 – Investing with Aberdeen Funds (continued)

CDSC is not charged. If you purchase more than one Aberdeen Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Aberdeen Funds purchased and is proportional to the amount you redeem from each Aberdeen Fund.

Waiver of Contingent Deferred Sales Charges— Class A, Class B and Class C Shares

The CDSC is waived on:

•	the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

•	Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

•	Class A, Class B or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•	mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts; and

•	redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Fund, the Fund’s Adviser or the Fund’s distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Waiver of Contingent Deferred Sales Charges— Class X and Class Y Shares.

The CDSD is waived on:

•	the redemption of Class X or Class Y shares purchased through reinvested dividends or distributions;

•	Class X shares which are qualifying redemptions of Class X shares under the Automatic Withdrawal Program;

•	Class X or Class Y shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•	mandatory withdrawals of Class X and Class Y shares from traditional IRA accounts after age 70 1 /2 and for other required distributions from retirement accounts; and

•	redemptions of Class Y shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds, the Funds’ Adviser or the Funds’ distributor.

If a CDSC is charged when you redeem your Class X or Class Y shares, and you then reinvest the proceeds in Class X or Class Y shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class B Shares

The Tax-Free Income Fund has ceased offering Class B shares (with exceptions for shareholders who received Class B shares in connection with the Trust’s reorganization with Nationwide Mutual Funds (“existing Class B shareholders”)). New investments of Class B shares, other than by existing Class B shareholders, are no longer permitted. Existing shareholders of Class B shares of Aberdeen Funds may: (i) continue as Class B shareholders; (ii) continue to make additional purchases of Class B shares; (iii) continue to reinvest dividends and distributions into Class B shares; and (iv) exchange their Class B shares for Class B shares of other series of Aberdeen Funds, as permitted by existing exchange privileges. For Class B shares outstanding and Class B shares purchased, reinvested or exchanged, by existing Class B shareholders, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Investing with Aberdeen Funds

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Section 4 – Investing with Aberdeen Funds (continued)

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

Sale Within:	Sales Charge:
1 Year	5%
2 Years	4%
3 Years	3%
4 Years	3%
5 Years	2%
6 Years	1%
7 Years or More	0%

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales.

Conversion of Class B Shares

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges Class A, Class B, and Class C Shares” for a list of situations where a CDSC is not charged.

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 0.85% of sales of Class C shares of the Fund.

Class X Shares

The Tax-Free Income Fund has ceased offering Class X shares (with exceptions for shareholders who received Class X shares in connection with the Trust’s reorganization with Nationwide Mutual Funds (“existing Class X shareholders”)). New investments of Class X shares, other than by existing Class X shareholders, are no longer permitted. Existing shareholders of Class X shares of Aberdeen Funds may: (i) continue as Class X shareholders; (ii) continue to make additional purchases of Class X shares; (iii) continue to reinvest dividends and distributions into Class X shares; and (iv) exchange their Class X shares for Class B shares of other series of Aberdeen Funds, as permitted by existing exchange privileges. For Class X shares outstanding and Class X shares purchased or reinvested by existing Class X shareholders, Class X share attributes, including contingent deferred sales charges and conversion features, as applicable, will continue. The Rule 12b-1 Distribution Plan for Class X shares will be modified to eliminate the distribution fee. Under the Distribution Plan, Class X shares will still be subject to a 0.10% service fee.

Class X shares may be appropriate if you do not want to pay a front-end sales charge and anticipate holding your shares for longer than six years.

If you redeem Class X shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

Sale within:	1 year	2 years	3 years	4 years	5 years	6 years	7 years or more
Sales charge	5%	4%	3%	3%	2%	1%	0%

Conversion of Class X Shares

After you hold your Class X shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price

Investing with Aberdeen Funds

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Section 4 – Investing with Aberdeen Funds (continued)

of Class A shares is usually higher than that of Class X shares, you may receive fewer Class A shares than the Class X shares converted; however, the total dollar value is the same.

Class Y Shares

The Tax-Free Income Fund has ceased offering Class Y shares (with exceptions for shareholders who received Class Y shares in connection with the Trust’s reorganization with Nationwide Mutual Funds (“existing Class Y shareholders”)). New investments of Class Y shares, other than by existing Class Y shareholders, are no longer permitted. Existing shareholders of Class Y shares of Aberdeen Funds may: (i) continue as Class Y shareholders; (ii) continue to make additional purchases of Class Y shares; (iii) continue to reinvest dividends and distributions into Class Y shares; and (iv) exchange their Class Y shares for Class C shares of other series of Aberdeen Funds, as permitted by existing exchange privileges. For Class Y shares outstanding and Class Y shares purchased or reinvested by existing Class Y shareholders, Class Y share attributes, including contingent deferred sales charges, as applicable, will continue. The Rule 12b-1 Distribution Plan for Class Y shares will be modified to eliminate the distribution fee. Under the Distribution Plan, Class Y shares will still be subject to a 0.10% service fee.

The CDSC applicable to Class Y shares may be waived for redemptions of retirement plans offered by retirement plan administrators that maintain an agreement with the Fund or the Distributor.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Fund’s distributor. These fees are either kept or paid to your financial adviser or other intermediary.

Distribution and Services Fees

The Tax-Free Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class X and Class Y shares of the Fund to compensate the Fund’s distributor or any other entity approved by the board (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Fund’s distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Fund’s assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C, Class X and Class Y shares pay the Fund’s distributor annual amounts not exceeding the following:

Class	As a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class B shares	1.00% (0.25% service fee)
Class C shares	1.00% (0.25% service fee)
Class X shares	0.10% (service fee)
Class Y shares	0.10% (service fee)

Administrative Services Fees

Class A and Class D shares of the Fund are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A as described above.) These fees are paid by the Fund to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A and Class D shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of the Fund’s Class A and Class D assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Investing with Aberdeen Funds

20

Section 4 – Investing with Aberdeen Funds (continued)

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Fund will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Fund’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•	the Fund’s distributor and other affiliates of the Adviser;

•	broker-dealers;

•	financial institutions; and

•	other financial intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of the Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response    Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•	make transactions;

•	hear fund price information; and

•	obtain mailing and wiring instructions.

Investing with Aberdeen Funds

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Section 4 – Investing with Aberdeen Funds (continued)

Internet    Go to www.aberdeeninvestments.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•	download Fund prospectuses;

•	obtain information on the Aberdeen Funds;

•	access your account information; and

•	request transactions, including purchases, redemptions and exchanges.

By Regular Mail    Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148.

By Overnight Mail    Aberdeen Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

By Fax    866-923-4269.

Investing with Aberdeen Funds

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Section 4 – Investing with Aberdeen Funds (continued)

Fund Transactions – Class A, Class D, Class B, Class C, Class X and Class Y Shares

All transaction orders must be received by the Funds’ transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.

How to Buy Shares	How to Exchange* or Sell** Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders. ** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.	By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com. However, the Funds may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com. However, the Funds may discontinue on-line transactions of Fund shares at any time.

Investing with Aberdeen Funds

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Section 4 – Investing with Aberdeen Funds (continued)

How to Buy Shares	How to Exchange* or Sell** Shares

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)

•   if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•   your bank may charge a fee to wire funds.

•   the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

•   your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•   Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•   your financial institution may also charge a fee for receiving the wire.

•   funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions. Institutional Service Class or Institutional Class shares should call our toll-free number.

Investing with Aberdeen Funds

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Section 4 – Investing with Aberdeen Funds (continued)

Buying Shares

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

•	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•

generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.

Fair Value Pricing

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Pricing Committee, consisting of officers of the Trust and employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Pricing Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Valuation Committee of the Board of Trustees.

A “significant event” is an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that the Fund’s NAV is calculated, the Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

In-Kind Purchases

The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Fund does not calculate NAV on days when the New York Stock Exchange is closed.

•	New Year’s Day

•	Martin Luther King, Jr. Day

•	Presidents’ Day

•	Good Friday

•	Memorial Day

Investing with Aberdeen Funds

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Section 4 – Investing with Aberdeen Funds (continued)

•	Independence Day

•	Labor Day

•	Thanksgiving Day

•	Christmas Day

•	Other days when the New York Stock Exchange is closed.

Minimum Investments

CLASS A, CLASS D, CLASS B AND CLASS C SHARES
To open an account	$ 2,000 (per Fund)
To open an IRA account	$ 1,000 (per Fund)
Additional investments	$ 100 (per Fund)
To start an Automatic
Asset Accumulation Plan	$ 1,000 (per Fund)
Additional Investments (Automatic Asset Accumulation Plan)	$ 50

CLASS X AND CLASS Y SHARES
Additional investments	$100
Additional Investments (Automatic Asset Accumulation Plan)	$50

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Fund must obtain the following information for each person that opens a new account:

•	name;

•	date of birth (for individuals);

•	residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts With Low Balances

Maintaining small accounts is costly for the Fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund’s minimum.

•

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.

•

The Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Investing with Aberdeen Funds

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Section 4 – Investing with Aberdeen Funds (continued)

Exchanging Shares

You may exchange your Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

•	both accounts have the same registration;

•	your first purchase in the new fund meets its minimum investment requirement; and

•	you purchase the same class of shares. For example, you may exchange between Class A shares of any Aberdeen Fund, but may not exchange between Class A shares and Class B shares.

•

Subject to the conditions above, Class X and Class Y shareholders may exchange their shares for Class B and Class C shares, respectively, of any Aberdeen Fund. However, if you exchange your Class X or Class Y shares, you will not be permitted to exchange back into Class X or Class Y shares of the original Fund.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B or Class C shares. However,

•	if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

Automatic Withdrawal Program

You may elect to automatically redeem Class A, Class D, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Fund may delay paying your redemption proceeds if:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading is restricted; or

•	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

•	is engaged in excessive trading or

•	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Fund different instructions.

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Section 4 – Investing with Aberdeen Funds (continued)

Under extraordinary circumstances, the Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind by shareholders including affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Fund in any of the following instances:

•	your account address has changed within the last 15 calendar days;

•	the redemption check is made payable to anyone other than the registered shareholder;

•	the proceeds are mailed to any address other than the address of record; or

•	the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Aberdeen Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Aberdeen Funds or sales and repurchases of Aberdeen Funds within a short time period) may:

•	disrupt portfolio management strategies;

•	increase brokerage and other transaction costs; and

•	negatively affect fund performance.

A fund may be more or less affected by short-term trading in fund shares, depending on various factors such as the size of the fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in fund shares and other factors.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Fund:

Monitoring of Trading Activity

The Fund, through the Adviser; its subadvisers and its agents, monitor selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Restrictions on Transactions

Whenever the Fund is able to identify short-term trades or traders, the Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

•	restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•	reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

The Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

•	an exchange equaling 1% or more of a Fund’s NAV may be rejected and

•	redemption and exchange fees are imposed on certain Aberdeen Funds. These Aberdeen Funds may assess either a redemption fee if you redeem your

Investing with Aberdeen Funds

28

Section 4 – Investing with Aberdeen Funds (continued)

Fund shares or an exchange fee if you exchange your Fund shares into another Aberdeen Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

Fair Valuation

The Trust has fair value pricing procedures in place as described above in Section 4, Investing with Aberdeen Funds: Buying Shares – Share Price. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Exchange and Redemption Fees

In order to discourage excessive trading, the Aberdeen Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

•	shares redeemed or exchanged under regularly scheduled withdrawal plans;

•	shares purchased through reinvested dividends or capital gains;

•	shares redeemed following the death or disability of a shareholder. The disability, determination of disability, and subsequent redemption must have occurred during the period the fee applied;

•	shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

•	shares redeemed or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction; or

•	shares redeemed or exchanged by any “fund of funds” that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

•	broker wrap fee and other fee-based programs;

•	qualified retirement plan accounts;

•	omnibus accounts where there is no capability to impose an exchange fee on underlying customers’ accounts; and

•	intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

Investing with Aberdeen Funds

29

Section 4 – Investing with Aberdeen Funds (concluded)

The following Aberdeen Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Aberdeen Fund if you have held the shares of the fund for less than the minimum holding period listed below:

Fund	Exchange/Redemption Fee	Minimum Holding Period (Calendar Days)
Aberdeen China Opportunities Fund	2.00%	90
Aberdeen Developing Markets Fund	2.00%	90
Aberdeen Global Financial Services Fund	2.00%	90
Aberdeen Health Sciences Fund	2.00%	90
Aberdeen Natural Resources Fund	2.00%	90
Aberdeen Technology and Communications Fund	2.00%	90
Aberdeen Global Utilities Fund	2.00%	90
Aberdeen Hedged Core Equity Fund	2.00%	90
Aberdeen International Equity Fund	2.00%	90
Aberdeen Market Neutral Fund	2.00%	90
Aberdeen Select Mid Cap Growth Fund	2.00%	90
Aberdeen Small Cap Fund	2.00%	90
Aberdeen Small Cap Opportunities Fund	2.00%	90
Aberdeen Small Cap Growth Fund	2.00%	90
Aberdeen Select Small Cap Fund	2.00%	90
Aberdeen Small Cap Value Fund	2.00%	90
Aberdeen Equity Long-Short Fund	2.00%	90
Aberdeen Select Worldwide Fund	2.00%	90
Aberdeen Select Equity Fund	2.00%	30
Aberdeen Select Growth Fund	2.00%	30
Aberdeen Tax-Free Income Fund	2.00%	7

Investing with Aberdeen Funds

30

Section 5 – Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

Most of the income dividends you receive from the Fund are expected to be exempt from regular federal income taxes. A portion of the dividends and distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes. In addition, you should be aware of the following basic tax points about tax-exempt mutual funds:

•	exempt-interest dividends (dividends paid from interest earned on municipal securities) are exempt from regular federal income tax.

•	exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits.

•	income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations (private activity bonds) are a tax preference item subject to the federal alternative minimum tax.

•

income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state’s income taxes. Almost all states, however, tax interest earned on municipal securities of other states. The right of a state to exempt from taxation interest on its own state and local obligations while taxing the interest on out-of-state municipal securities was recently affirmed by the U.S. Supreme Court in Kentucky v. Davis.

•	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•	income dividends from the Fund’s investments in securities that do not pay tax-exempt income and market discount are paid to you as ordinary income.

•

for individuals, none of the income dividends paid will be qualified dividend income eligible for long-term capital gain tax rates because the income of the Funds is primarily derived from investments earning interest rather than divided income;

•

for corporate shareholders, none of the income dividends paid may be eligible for the corporate dividend-received deduction, because the income of the Fund is primarily derived from investments earning interest rather than divided income, and

•	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Forms 1099, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Any taxable distributions will be reported on Form 1099-DIV and any exempt interest dividends will be reported on Form 1099-INT. A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Fund, from ascertaining with certainty,

Distributions and Taxes

31

Section 5 – Distributions and Taxes (concluded)

until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

A tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Fund.

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS, or a state tax authority, as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Aberdeen Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by the Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Distributions and Taxes

32

Financial Highlights

33

Section 6 – Financial Highlights

The financial highlights information presented for the Aberdeen Tax-Free Income Fund is the financial history of the predecessor Class A, Class B, Class C, Class D, Class X and Class Y shares of the Tax-Free Income Fund of Nationwide Mutual Funds (the “Predecessor Fund”), which has been reorganized into the Fund. The financial highlights tables are intended to help you understand the Predecessor Fund’s financial performance for the past five years ended October 31. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s most recent annual report, which is available upon request.

ABERDEEN TAX-FREE INCOME FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)		Ratio of Net Investment Income (Prior to Reimburse- ments) to Average Net Assets(c)(d)		Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2003	$10.51	0.44	(0.02)	0.42	(0.44)	—	(0.44)	$10.49	4.09%	$7,580	0.98%	4.20%	(g	)	(g	)	16.91%
Year Ended October 31, 2004	$10.49	0.43	0.18	0.61	(0.43)	—	(0.43)	$10.67	5.97%	$9,599	0.93%	4.10%	(g	)	(g	)	—
Year Ended October 31, 2005	$10.67	0.39	(0.18)	0.21	(0.39)	—	(0.39)	$10.49	1.98%	$10,054	0.98%	3.67%	(g	)	(g	)	3.70%
Year Ended October 31, 2006	$10.49	0.43	0.01	0.44	(0.43)	—	(0.43)	$10.50	4.30%	$8,714	0.95%	4.12%	(g	)	(g	)	1.91%
Year Ended October 31, 2007	$10.50	0.43	(0.25)	0.18	(0.43)	(0.02)	(0.45)	$10.23	1.72%	$8,251	0.93%	4.13%	0.93%		4.12%		39.25%
Class B Shares
Period Ended October 31, 2003(f)	$10.28	0.06	0.20	0.26	(0.06)	—	(0.06)	$10.48	2.48%	$41	1.72%	3.54%	(g)		(g	)	16.91%
Year Ended October 31, 2004	$10.48	0.35	0.19	0.54	(0.35)	—	(0.35)	$10.67	5.28%	$370	1.68%	3.36%	(g	)	(g	)	—
Year Ended October 31, 2005	$10.67	0.32	(0.20)	0.12	(0.31)	—	(0.31)	$10.48	1.19%	$602	1.73%	2.90%	(g	)	(g	)	3.70%
Year Ended October 31, 2006	$10.48	0.35	0.02	0.37	(0.35)	—	(0.35)	$10.50	3.52%	$792	1.70%	3.37%	(g	)	(g	)	1.91%
Year Ended October 31, 2007	$10.50	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	$10.22	0.87%	$668	1.68%	3.38%	1.68%		3.38%		39.25%

Section 6 – Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)		Ratio of Net Investment Income (Prior to Reimburse- ments) to Average Net Assets(c)(d)		Portfolio Turnover(e)
Class C Shares
Period Ended October 31, 2003(f)	$10.27	0.06	0.20	0.26	(0.06)	—	(0.06)	$10.47	2.48%	$1	1.72%	3.65%	(g	)	(g	)	16.91%
Year Ended October 31, 2004	$10.47	0.36	0.17	0.53	(0.36)	—	(0.36)	$10.64	5.12%	$984	1.66%	3.32%	(g	)	(g	)	—
Year Ended October 31, 2005	$10.64	0.32	(0.19)	0.13	(0.31)	—	(0.31)	$10.46	1.30%	$1,211	1.73%	2.91%	(g	)	(g	)	3.70%
Year Ended October 31, 2006	$10.46	0.35	0.02	0.37	(0.35)	—	(0.35)	$10.48	3.53%	$1,207	1.70%	3.38%	(g	)	(g	)	1.91%
Year Ended October 31, 2007	$10.48	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	$10.20	0.87%	$1,470	1.68%	3.38%	1.68%		3.38%		39.25%
Class D Shares
Year Ended October 31, 2003	$10.51	0.47	(0.02)	0.45	(0.47)	—	(0.47)	$10.49	4.36%	$184,774	0.72%	4.47%	(g	)	(g	)	16.91%
Year Ended October 31, 2004	$10.49	0.46	0.18	0.64	(0.46)	—	(0.46)	$10.67	6.23%	$174,451	0.68%	4.35%	(g	)	(g	)	—
Year Ended October 31, 2005	$10.67	0.42	(0.19)	0.23	(0.42)	—	(0.42)	$10.48	2.24%	$162,139	0.72%	3.92%	(g	)	(g	)	3.70%
Year Ended October 31, 2006	$10.48	0.46	0.02	0.48	(0.46)	—	(0.46)	$10.50	4.56%	$145,553	0.70%	4.37%	(g	)	(g	)	1.91%
Year Ended October 31, 2007	$10.50	0.45	(0.25)	0.20	(0.45)	(0.02)	(0.47)	$10.23	1.97%	$127,774	0.68%	4.37%	0.68%		4.37%		39.25%

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.

34

Financial Highlights

Section 6 – Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)		Ratio of Net Investment Income (Prior to Reimburse- ments) to Average Net Assets(c)(d)		Portfolio Turnover(e)
Class X Shares
Year Ended October 31, 2003(f)	$10.51	0.38	(0.02)	0.36	(0.38)	—	(0.38)	$10.49	3.48%	$6,861	1.57%	3.61%	(g	)	(g	)	16.91%
Year Ended October 31, 2004	$10.49	0.37	0.18	0.55	(0.37)	—	(0.37)	$10.67	5.34%	$6,342	1.53%	3.50%	(g	)	(g	)	—
Year Ended October 31, 2005	$10.67	0.32	(0.19)	0.13	(0.32)	—	(0.32)	$10.48	1.36%	$4,903	1.57%	3.06%	(g	)	(g	)	3.70%
Year Ended October 31, 2006	$10.48	0.37	0.02	0.39	(0.37)	—	(0.37)	$10.50	3.68%	$3,167	1.55%	3.52%	(g	)	(g	)	1.91%
Year Ended October 31, 2007	$10.50	0.35	(0.24)	0.11	(0.36)	(0.02)	(0.38)	$10.23	1.12%	$2,217	1.52%	3.52%	1.53%		3.52%		39.25%
Class Y Shares
Year Ended October 31, 2003(f)	$10.49	0.39	(0.03)	0.36	(0.38)	—	(0.38)	$10.47	3.49%	$652	1.57%	3.61%	(g	)	(g	)	16.91%
Year Ended October 31, 2004	$10.47	0.38	0.17	0.55	(0.37)	—	(0.37)	$10.65	5.35%	$493	1.54%	3.51%	(g	)	(g	)	—
Year Ended October 31, 2005	$10.65	0.32	(0.18)	0.14	(0.33)	—	(0.33)	$10.46	1.37%	$232	1.58%	3.05%	(g	)	(g	)	3.70%
Year Ended October 31, 2006	$10.46	0.36	0.02	0.38	(0.37)	—	(0.37)	$10.47	3.59%	$135	1.55%	3.53%	(g	)	(g	)	1.91%
Year Ended October 31, 2007	$10.47	0.37	(0.25)	0.12	(0.37)	(0.02)	(0.39)	$10.20	1.12%	$130	1.53%	3.54%	1.53%		3.54%		39.25%
(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(g)	There were no fee reductions during the period.

Financial Highlights

35

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)

•	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about the Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Fund’s website at www.aberdeeninvestments.com or call 866-667-9231 for information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds

P.O. Box 183148

Columbus, Ohio 43218-3148

By Overnight Mail:

Aberdeen Funds

3435 Stelzer Road

Columbus, Ohio 43219

For 24-Hour Access:

866-667-9231 (toll free) Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Funds’ website at www.aberdeeninvestments.com.

Information from the Securities and Exchange Commission (SEC)

You can obtain information about the Fund, including the SAI from the SEC

•	on the SEC’s EDGAR database via the Internet at www.sec.gov;

•	by electronic request to publicinfo@sec.gov;

•	in person at the SEC’s Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090); or

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

AOE-0014-0608

STATEMENT OF ADDITIONAL INFORMATION

June 23, 2008

ABERDEEN FUNDS

ABERDEEN SELECT EQUITY FUND

ABERDEEN SELECT MID CAP GROWTH FUND

ABERDEEN SELECT SMALL CAP FUND

ABERDEEN SELECT GROWTH FUND

ABERDEEN SELECT WORLDWIDE FUND

ABERDEEN CHINA OPPORTUNITIES FUND

ABERDEEN DEVELOPING MARKETS FUND

ABERDEEN INTERNATIONAL EQUITY FUND

ABERDEEN HEDGED CORE EQUITY FUND

ABERDEEN MARKET NEUTRAL FUND

ABERDEEN EQUITY LONG-SHORT FUND

ABERDEEN GLOBAL FINANCIAL SERVICES FUND

ABERDEEN HEALTH SCIENCES FUND

ABERDEEN NATURAL RESOURCES FUND

ABERDEEN TECHNOLOGY AND COMMUNICATIONS FUND

ABERDEEN GLOBAL UTILITIES FUND

ABERDEEN OPTIMAL ALLOCATIONS FUND: GROWTH

ABERDEEN OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH

ABERDEEN OPTIMAL ALLOCATIONS FUND: MODERATE

ABERDEEN OPTIMAL ALLOCATIONS FUND: DEFENSIVE

ABERDEEN OPTIMAL ALLOCATIONS FUND: SPECIALTY

ABERDEEN SMALL CAP FUND

ABERDEEN SMALL CAP OPPORTUNITIES FUND

ABERDEEN SMALL CAP GROWTH FUND

ABERDEEN SMALL CAP VALUE FUND

ABERDEEN TAX-FREE INCOME FUND

Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of 26 series as of the date hereof. This Statement of Additional Information (“SAI”) relates to all series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).

This SAI is not a prospectus but is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses dated June 23, 2008:

•

Aberdeen Equity Series: Aberdeen Select Equity Fund, Aberdeen Select Mid Cap Growth Fund, Aberdeen Select Small Cap Fund, Aberdeen Select Growth Fund, Aberdeen Hedged Core Equity Fund, Aberdeen Market Neutral Fund, Aberdeen Equity Long-Short

Fund, Aberdeen Health Sciences Fund, Aberdeen Natural Resources Fund, Aberdeen Technology and Communications Fund, Aberdeen Small Cap Fund, Aberdeen Small Cap Opportunities Fund, Aberdeen Small Cap Growth Fund and Aberdeen Small Cap Value Fund

•

Aberdeen Global Series: Aberdeen China Opportunities Fund, Aberdeen Developing Markets Fund, Aberdeen Select Worldwide Fund, Aberdeen International Equity Fund, Aberdeen Global Financial Services Fund and Aberdeen Global Utilities Fund

•

Aberdeen Optimal Allocations Series: Aberdeen Optimal Allocations Fund: Defensive, Aberdeen Optimal Allocations Fund: Growth, Aberdeen Optimal Allocations Fund: Moderate, Aberdeen Optimal Allocations Fund: Moderate Growth and Aberdeen Optimal Allocations Fund: Specialty

•	Aberdeen Fixed Income Series: Aberdeen Tax-Free Income Fund

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. You can order copies of the Prospectuses without charge by writing to Citi Fund Services (“Citi”) at 3435 Stelzer Road, Columbus, Ohio 43219-3035 or calling (toll-free) 866-667-9231.

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Nationwide Leaders Fund, Nationwide Mid Cap Growth Leaders Fund, Nationwide Small Cap Leaders Fund, Nationwide U.S. Growth Leaders Fund, Nationwide Worldwide Leaders Fund, Nationwide China Opportunities Fund, Nationwide Emerging Markets Fund, Nationwide International Growth Fund, Nationwide Hedged Core Equity Fund, Nationwide Market Neutral Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Global Financial Services Fund, Nationwide Health Sciences Fund, Nationwide Natural Resources Fund, Nationwide Technology and Communications Fund, Nationwide Global Utilities Fund, Nationwide Optimal Allocation Fund: Growth, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Specialty, Nationwide Small Cap Fund, Nationwide Small Cap Core Fund, Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Value Fund and Nationwide Tax-Free Income Fund (each a “Predecessor Fund”, collectively the “Predecessor Funds”), contained in each such Predecessor Fund’s 2007 Annual Report are incorporated herein by reference in the section “Financial Statements.” No other parts of the Annual Report are incorporated by reference herein. A copy of the Annual Report may be obtained upon request and without charge by writing to or by calling Citi at the telephone number on the back cover of each Fund’s Prospectus.

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GENERAL INFORMATION

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007. The Trust currently consists of 26 separate series, each with its own investment objective. Each Aberdeen Fund is a newly organized fund that was created to acquire the assets and liabilities of the corresponding Fund of Nationwide Mutual Funds as shown in the chart below. The Predecessor Funds, for purposes of the reorganization, are considered the accounting survivors and accordingly, certain financial history of the Predecessor Funds is included in this statement of additional information.

Fund	Corresponding Predecessor Fund
Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Fund: Defensive”)	Nationwide Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Fund: Growth”)	Nationwide Optimal Allocation Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Fund: Moderate Growth”)	Nationwide Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Fund: Moderate”)	Nationwide Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Specialty (“Optimal Allocations Fund: Specialty”)	Nationwide Optimal Allocations Fund: Specialty

Aberdeen China Opportunities Fund (“China Opportunities Fund”)	Nationwide China Opportunities Fund

Aberdeen Developing Markets Fund (“Developing Markets Fund”)	Nationwide Emerging Markets Fund

Aberdeen Select Worldwide Fund (“Select Worldwide Fund”)	Nationwide Worldwide Leaders Fund

Aberdeen International Equity Fund (“International Equity Fund”)	Nationwide International Growth Fund

Aberdeen Global Financial Services Fund (“Global Financial Services Fund”)	Nationwide Global Financial Services Fund

Aberdeen Global Utilities Fund (“Global Utilities Fund”)	Nationwide Global Utilities Fund

Aberdeen Select Equity Fund (“Select Equity Fund”)	Nationwide Leaders Fund

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Fund	Corresponding Predecessor Fund
Aberdeen Select Mid Cap Growth Fund (“Mid Cap Fund”)	Nationwide Mid Cap Growth Leaders Fund

Aberdeen Select Small Cap Fund (“Select Small Cap Fund”)	Nationwide Small Cap Leaders Fund

Aberdeen Select Growth Fund (“Select Growth Fund”)	Nationwide U.S. Growth Leaders Fund

Aberdeen Hedged Core Equity Fund (“Hedged Core Equity Fund”)	Nationwide Hedged Core Equity Fund

Aberdeen Market Neutral Fund (“Market Neutral Fund”)	Nationwide Market Neutral Fund

Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)	Nationwide U.S. Growth Leaders Long-Short Fund

Aberdeen Health Sciences Fund (“Health Sciences Fund”)	Nationwide Health Sciences Fund

Aberdeen Natural Resources Fund (“Natural Resources Fund”)	Nationwide Natural Resources Fund

Aberdeen Technology and Communications Fund (“Technology and Communications Fund”)	Nationwide Technology and Communications Fund

Aberdeen Small Cap Fund (“Small Cap Fund”)	Nationwide Small Cap Fund

Aberdeen Small Cap Opportunities Fund (“Small Cap Opportunities Fund”)	Nationwide Small Cap Core Fund

Aberdeen Small Cap Growth Fund (“Small Cap Growth Fund”)	Nationwide Small Cap Growth Opportunities Fund

Aberdeen Small Cap Value Fund (“Small Cap Value Fund”)	Nationwide Small Cap Value Fund

Aberdeen Tax-Free Income Fund (“Tax-Free Fund”)	Nationwide Tax-Free Income Fund

Each of the Funds, except the Aberdeen Select Equity Fund, Aberdeen Select Growth Fund, Aberdeen Select Worldwide Fund, Aberdeen Health Sciences Fund, Aberdeen Global Financial Services Fund, Aberdeen Natural Resources Fund, Aberdeen Global Utilities Fund, Aberdeen Technology and Communications Fund, and each of the Optimal Allocations Funds, is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Aberdeen Select Equity Fund, Aberdeen Select Growth Fund, Aberdeen Select Worldwide Fund, Aberdeen Health Sciences Fund, Aberdeen Global Financial Services Fund, Aberdeen Natural Resources Fund, Aberdeen

Global Utilities Fund, Aberdeen Technology and Communications Fund and each of the Optimal Allocations Funds, is a non-diversified open-end management investment company as defined in the 1940 Act.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

All Funds

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following tables set forth additional information concerning permissible investments and techniques for each of the Funds. A “Y” in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

With respect to the Optimal Allocations Funds (the “Fund of Funds”), this SAI, like the Prospectuses, uses the term “Fund” to include the mutual funds in which the Fund of Funds will invest (the “Underlying Funds”).

Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund.

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN SELECT EQUITY	ABERDEEN SELECT MID CAP GROWTH	ABERDEEN SELECT SMALL CAP	ABERDEEN SELECT GROWTH	ABERDEEN SELECT WORLDWIDE	ABERDEEN CHINA OPPORTUNITIES	ABERDEEN DEVELOPING MARKETS	ABERDEEN INTERNATIONAL EQUITY	ABERDEEN HEDGED CORE EQUITY
U.S. common stocks	Y	Y	Y	Y	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y	Y	Y	Y
Small company stocks	Y	Y	Y	Y	Y	Y	Y	Y	Y
Special situation companies	Y	Y	Y	Y	Y	Y	Y	Y	Y
Illiquid securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Restricted securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
When-issued / delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment companies	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real estate investment trust (REITS)		Y	Y		Y	Y	Y	Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y
Depositary receipts	Y	Y	Y	Y	Y	Y	Y	Y	Y
Securities from developing countries/emerging markets		Y		Y	Y	Y	Y	Y
Convertible securities	Y	Y		Y	Y	Y	Y	Y	Y
Long-term debt				Y		Y	Y	Y
Long-term debt when originally issued but with 397 days or less remaining to maturity	Y			Y		Y	Y	Y	Y
Short-term debt	Y	Y		Y	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y		Y	Y	Y	Y	Y	Y
Zero coupon securities							Y	Y
Pay-in-kind bonds							Y	Y
Deferred payments securities							Y	Y
Non-investment grade debt				Y			Y	Y
Loan participations and assignments	Y	Y		Y	Y	Y	Y	Y	Y
Sovereign debt (foreign) (denominated in U.S.$)		Y			Y	Y	Y	Y
Foreign commercial paper (denominated in U.S. $)	Y				Y		Y	Y
Duration					Y		Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN SELECT EQUITY	ABERDEEN SELECT MID CAP GROWTH	ABERDEEN SELECT SMALL CAP	ABERDEEN SELECT GROWTH	ABERDEEN SELECT WORLDWIDE	ABERDEEN CHINA OPPORTUNITIES	ABERDEEN DEVELOPING MARKETS	ABERDEEN INTERNATIONAL EQUITY	ABERDEEN HEDGED CORE EQUITY
Mortgage-backed securities				Y			Y	Y
Stripped mortgage securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities		Y		Y
Bank and/or Savings and Loan obligations	Y	Y		Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y
Derivatives	Y	Y	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign currencies				Y	Y	Y	Y	Y	Y
Forward currency contracts		Y		Y	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y	Y	Y
Lending portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short sales		Y			Y	Y	Y	Y	Y
Participation Interests
Swap Agreements				Y					Y
Credit Default Swaps
Wrap Contracts
Indexed securities	Y		Y	Y		Y			Y
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Extendable Commercial Notes
Standby Commitment Agreements
Municipal Securities
Equity Linked Notes						Y
Exchange Traded Funds								Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN MARKET NEUTRAL	ABERDEEN EQUITY LONG- SHORT	ABERDEEN GLOBAL FINANCIAL SERVICES	ABERDEEN HEALTH SCIENCES	ABERDEEN NATURAL RESOURCES	ABERDEEN TECHNOLOGY AND COMMUNICATIONS	ABERDEEN GLOBAL UTILITIES	ABERDEEN OPTIMAL ALLOCATIONS FUND: GROWTH	ABERDEEN OPTIMAL: MODERATE GROWTH
U.S. common stocks	Y	Y	Y	Y	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y	Y	Y	Y
Small company stocks	Y	Y	Y	Y	Y	Y	Y	Y	Y
Special situation companies	Y	Y	Y	Y	Y	Y	Y	Y	Y
Illiquid securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Restricted securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
When-issued / delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment companies	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real estate investment trust (REITS)	Y		Y	Y	Y	Y	Y	Y	Y
Securities of foreign issuers	Y		Y	Y	Y	Y	Y	Y	Y
Depositary receipts	Y	Y	Y	Y	Y	Y	Y	Y	Y
Securities from developing countries/emerging markets	Y		Y	Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Long-term debt	Y		Y		Y		Y	Y	Y
Long-term debt when originally issued but with 397 days or less remaining to maturity		Y	Y	Y	Y		Y	Y	Y
Short-term debt	Y	Y	Y	Y	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Zero coupon securities	Y		Y				Y	Y	Y
Pay-in-kind bonds
Deferred payments securities			Y				Y
Non-investment grade debt	Y							Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN MARKET NEUTRAL	ABERDEEN EQUITY LONG- SHORT	ABERDEEN GLOBAL FINANCIAL SERVICES	ABERDEEN HEALTH SCIENCES	ABERDEEN NATURAL RESOURCES	ABERDEEN TECHNOLOGY AND COMMUNICATIONS	ABERDEEN GLOBAL UTILITIES	ABERDEEN OPTIMAL ALLOCATIONS FUND: GROWTH	ABERDEEN OPTIMAL: MODERATE GROWTH
Loan participations and assignments	Y	Y	Y	Y	Y	Y	Y	Y	Y
Sovereign debt (foreign) (denominated in U.S.$)	Y							Y	Y
Foreign commercial paper (denominated in U.S. $)				Y	Y			Y	Y
Duration				Y				Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed securities								Y	Y
Stripped mortgage securities
Collateralized mortgage obligations									Y
Mortgage dollar rolls								Y	Y
Asset-backed securities					Y			Y	Y
Bank and/or Savings and Loan obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y
Derivatives	Y	Y	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign currencies	Y	Y	Y	Y	Y	Y	Y	Y	Y
Forward currency contracts	Y	Y	Y	Y	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y	Y	Y
Lending portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN MARKET NEUTRAL	ABERDEEN EQUITY LONG- SHORT	ABERDEEN GLOBAL FINANCIAL SERVICES	ABERDEEN HEALTH SCIENCES	ABERDEEN NATURAL RESOURCES	ABERDEEN TECHNOLOGY AND COMMUNICATIONS	ABERDEEN GLOBAL UTILITIES	ABERDEEN OPTIMAL ALLOCATIONS FUND: GROWTH	ABERDEEN OPTIMAL: MODERATE GROWTH
Short sales	Y	Y	Y	Y	Y	Y	Y	Y	Y
Participation Interests
Swap Agreements	Y	Y			Y			Y	Y
Credit Default Swaps	Y				Y
Wrap Contracts
Indexed securities	Y	Y			Y			Y	Y
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Aberdeen Contract
Extendable Commercial Notes					Y			Y	Y
Standby Commitment Agreements
Municipal Securities
Equity Linked Notes
Exchange Traded Funds	Y							Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN OPTIMAL ALLOCATIONS FUND: MODERATE	ABERDEEN OPTIMAL ALLOCATIONS FUND: DEFENSIVE	ABERDEEN OPTIMAL ALLOCATIONS FUND: SPECIALTY	ABERDEEN SMALL CAP	ABERDEEN SMALL CAP OPPORTUNITIES	ABERDEEN SMALL CAP GROWTH	ABERDEEN SMALL CAP VALUE	ABERDEEN TAX-FREE INCOME
U.S. common stocks	Y	Y	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y	Y
Small company stocks	Y	Y	Y	Y	Y	Y	Y
Special situation companies	Y	Y	Y	Y	Y	Y	Y
Illiquid securities	Y	Y	Y	Y	Y	Y	Y	Y
Restricted securities	Y	Y	Y	Y	Y	Y	Y	Y
When-issued / delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y	Y
Investment companies	Y	Y	Y	Y	Y	Y	Y	Y
Real estate investment trust (REITS)	Y	Y	Y	Y	Y	Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y	Y
Depositary receipts	Y	Y	Y	Y	Y	Y	Y
Securities from developing countries/emerging markets	Y	Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y	Y
Long-term debt	Y	Y	Y	Y				Y
Long-term debt when originally issued but with 397 days or less remaining to maturity	Y	Y	Y	Y				Y
Short-term debt	Y	Y	Y	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y	Y	Y	Y
Zero coupon securities	Y	Y	Y					Y
Pay-in-kind bonds		Y
Deferred payments securities		Y
Non-investment grade debt	Y	Y	Y					Y
Loan participations and assignments	Y	Y	Y	Y	Y	Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN OPTIMAL ALLOCATIONS FUND: MODERATE	ABERDEEN OPTIMAL ALLOCATIONS FUND: DEFENSIVE	ABERDEEN OPTIMAL ALLOCATIONS FUND: SPECIALTY	ABERDEEN SMALL CAP	ABERDEEN SMALL CAP OPPORTUNITIES	ABERDEEN SMALL CAP GROWTH	ABERDEEN SMALL CAP VALUE	ABERDEEN TAX-FREE INCOME
Sovereign debt (foreign) (denominated in U.S.$)	Y	Y	Y	Y	Y
Foreign commercial paper (denominated in U.S. $)	Y	Y	Y
Duration	Y	Y	Y					Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed securities	Y	Y	Y					Y
Stripped mortgage securities		Y
Collateralized mortgage obligations	Y	Y	Y
Mortgage dollar rolls	Y	Y	Y
Asset-backed securities	Y	Y	Y					Y
Bank and/or Savings and Loan obligations	Y	Y	Y	Y	Y			Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y
Derivatives	Y	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y	Y	Y	Y
Foreign currencies	Y	Y	Y		Y	Y	Y
Forward currency contracts	Y	Y	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y	Y
Lending portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y	Y
Short sales	Y	Y	Y		Y	Y	Y
Participation Interests
Swap Agreements	Y	Y	Y		Y	Y	Y

TYPES OF INVESTMENT OR TECHNIQUE	ABERDEEN OPTIMAL ALLOCATIONS FUND: MODERATE	ABERDEEN OPTIMAL ALLOCATIONS FUND: DEFENSIVE	ABERDEEN OPTIMAL ALLOCATIONS FUND: SPECIALTY	ABERDEEN SMALL CAP	ABERDEEN SMALL CAP OPPORTUNITIES	ABERDEEN SMALL CAP GROWTH	ABERDEEN SMALL CAP VALUE	ABERDEEN TAX-FREE INCOME
Credit Default Swaps		Y			Y
Wrap Contracts
Indexed securities	Y	Y	Y		Y	Y	Y
Strip Bonds		Y
Put Bonds		Y						Y
Private Activity and Industrial Development Bonds
Custodial Receipts		Y
Extendable Commercial Notes	Y	Y	Y
Standby Commitment Agreements
Municipal Securities								Y
Equity Linked Notes
Exchange Traded Funds	Y	Y	Y		Y

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds of Funds

Each of the Optimal Allocations Funds is a “fund of funds,” which means that each such Fund invests primarily in other mutual funds. The Optimal Allocation Funds’ Prospectus discusses the investment objectives and strategies for such Funds and explains the types of underlying mutual funds (the “Underlying Funds”) in which each Fund of Funds may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each Fund of Funds allocates its assets among the different Underlying Funds. Periodically, each Fund of Funds will adjust its asset allocation target ranges to ensure broad diversification and to adjust to changes in market conditions.

Information Concerning Duration

Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Debt Obligations

Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor Services (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund’s adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”), (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

•	The Federal Housing Administration and the Farmers Home Administration;

•	The Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

•	The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;

•

The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

•

The Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

Although the U.S. government or it agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.

Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-

class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Additional General Tax Information For All Funds” in this Statement of Additional Information.

A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

Private Activity and Industrial Development Bonds. Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Put Bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Fund’s adviser or a subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds)

principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. The Aberdeen Tax-Free Income Fund will invest primarily in municipal securities.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Aberdeen Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Aberdeen Tax-Free Income Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

Custodial Receipts. Certain Funds may acquire U.S. government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (“IRS”) has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. government securities by the Staff of the Securities and Exchange Commission (the “SEC”), however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

TIPS Bonds. TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Money Market Instruments

Money market instruments may include the following types of instruments:

•

obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•

commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities.

Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•

bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•

high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

•

extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund’s adviser to be of comparable quality to the securities described above.

Repurchase Agreements

In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a subcustodian, will have custody of, and will segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with a Fund’s custodian or sub-custodian if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

Bank Obligations

Bank obligations that may be purchased by the Funds include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

When-Issued Securities And Delayed-Delivery Transactions

When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Standby Commitment Agreements

These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Lending Portfolio Securities

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by a Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Investment of Securities Lending Collateral. The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to: (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following: A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S. countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issues; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs). Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

Indexed Securities

Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an “index”). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

Small Company and Emerging Growth Stocks

Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

Special Situation Companies

“Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Foreign Securities

Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund’s shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country’s laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Equity Linked Notes. An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity-linked notes will be considered equity securities for purposes of a Fund’s investment objective and strategies.

The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

Equity-linked notes are often privately placed and may not be rated, in which case a Fund will be more dependent on the ability of the Fund’s adviser or subadviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities. Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

As with any investment, the Fund can lose the entire amount it has invested in an equity-linked note. The secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of a Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

Foreign Commercial Paper

A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Real Estate Investment Trusts

Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Interests In Publicly Traded Limited Partnerships

Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Short Selling Of Securities

In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund’s adviser’s or subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

Restricted, Non-Publicly Traded and Illiquid Securities

A Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund’s adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund’s level of illiquidity may increase.

Some Funds may sell over-the-counter (“OTC”) options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund’s adviser or applicable subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor. Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Borrowing

A Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the applicable Fund’s adviser or subadviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s adviser or subadviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Derivative Instruments

A Fund’s adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward contracts, swaps and structured contracts, to hedge a Fund’s portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with the Fund’s investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (e.g., a security, currency or index) or the level of a reference index.

Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”).

Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

(1) Successful use of most of these instruments depends upon a Fund’s adviser’s or subadviser’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.

(3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s adviser or subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declines by more than the increase in the price of the security, a Fund could suffer a loss.

(4) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Additional General Tax Information For All Funds” below.

Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage the Funds’ interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Futures Contracts. Certain Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s adviser or subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Commodity Futures Contracts. Certain Funds may invest in commodity futures, subject to the 5% limitation described above for all futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

Risks Associated With Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts:

•	Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

•

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

•

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices.

Structured Products. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, “Description of Portfolio Instruments And Investment Policies — Restricted, Non-Publicly Traded and Illiquid Securities.”

Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Funds to leverage risks or carry liquidity risks.

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond if an Event of Default or a Restructuring Event occurs.

Swap Agreements. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of cash or liquid assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund’s adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

A Fund will enter swap agreements only with counterparties that a Fund’s adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Credit Default Swaps. A Fund may enter into credit default swap contracts. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S.

residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Securities of Investment Companies

To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, the Optimal Allocations Funds may invest up to 100% of its assets in other investment companies. A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

Exchange-Traded Funds

A Fund may invest in exchange-traded funds (ETFs). ETFs are regulated as registered investment companies under the 1940 Act. ETFs are publicly traded trusts that acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. A Fund will bear its proportionate share of an ETF’s operating and transaction costs. As a result, an investment by a Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund’s adviser believes it is in the Fund’s best interest to do so.

An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

Floating and Variable Rate Instruments

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund’s adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Zero Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Loan Participations and Assignments

Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Fund’s adviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See “Borrowing”)

Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

Temporary Investments

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. The Aberdeen Tax-Free Income Fund may invest up to 20% of its assets in cash and the taxable money market cash equivalents listed above. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to a Fund, which could have an adverse effect on the Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

Predecessor Funds’ Portfolio Turnover

The table below shows any significant variation in the Predecessor Funds’ portfolio turnover rate for the years ended October 31, 2007 and 2006, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

Fund	2007	2006
Health Sciences Fund	142.40%	268.38%
Select Equity Fund	759.85%	599.86%
Developing Markets Fund	70.09%	141.70%

Fund	2007	2006
Equity Long-Short Fund	739.31%	608.98%
Tax-Free Fund	39.25%	1.91%
Hedged Core Equity Fund	162.51%	0%[1]
Small Cap Opportunities Fund	251.94%	0%[1]
Market Neutral Fund	254.99%	0%[1]
Small Cap Value Fund	665.44%	194.16%
Small Cap Growth Fund	321.82%	37.38%

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

•

May not (except the Aberdeen Select Growth Fund, Aberdeen Global Financial Services Fund, Aberdeen Natural Resources Fund, Aberdeen Global Utilities Fund, Aberdeen Select Equity Fund, Aberdeen Health Sciences Fund, Aberdeen Select Worldwide Fund, Aberdeen Optimal Allocation Funds and Aberdeen Technology and Communications Fund) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

•

May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

[1]	For the period September 29, 2006 (commencement of operations) through October 31, 2006.

•

May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

•

May not (except the Aberdeen Global Financial Services Fund, Aberdeen Natural Resources Fund, Aberdeen Global Utilities Fund, Aberdeen Health Sciences Fund, Aberdeen Technology and Communications Fund and Aberdeen Optimal Allocations Funds) purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided that in the case of the Aberdeen Hedged Core Equity Fund in replicating the weighting of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities or securities of other investment companies. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Aberdeen Tax-Free Income Fund, this limitation does not apply to obligations issued by state, county or municipal governments.

•

May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•

May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The Optimal Allocations Funds:

•

May not invest more than 25% of the Fund’s total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

Concentration Policies. Each of the Following Funds Has a Policy Regarding Concentrating its Investments in the Securities of Companies in the Same or Related Industries as Described Below:

The Aberdeen Global Financial Services Fund:*

•

Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

The Aberdeen Global Utilities Fund:*

•

Will invest 25% or more of its assets in at least one of the following industry groups: energy sources; utility maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services.

The Aberdeen Health Sciences Fund:*

•	Will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

The Aberdeen Technology and Communications Fund:

•

Will invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

*	For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

The Aberdeen Natural Resources Fund:

•

Will invest more than 25% of its total assets in securities of issuers in natural resources industries. These industries include: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; base metal production; forest products; farming products; paper products; chemicals; building materials; coal; alternative energy sources; and environmental services.

For each Fund with a policy to concentrate in an industry or group of industries, such Fund will only concentrate in the industry or group of industries identified in its concentration policy, and will not concentrate in any other industries or group of industries.

The Following are the Non-Fundamental Operating Policies of the Funds Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:

Each Fund may not:

•

Sell securities short (except for the Aberdeen Small Cap Growth Fund, Aberdeen Small Cap Value Fund, Aberdeen Hedged Core Equity Fund, Aberdeen Small Cap Opportunities Fund, Aberdeen Market Neutral Fund, Aberdeen Equity Long-Short Fund, Aberdeen Select Mid Cap Growth Fund, and Aberdeen Select Growth Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Aberdeen Select Growth Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

•

Purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

•

Pledge, mortgage or hypothecate any assets owned by the Fund (except for the Aberdeen Hedged Core Equity Fund, Aberdeen Small Cap Opportunities Fund and Aberdeen Equity Long-Short Fund) except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

The investment objectives of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Each Fund except the Optimal Allocation Funds may not:

•

Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Trust, its investment adviser, sub-advisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of a Fund.

Each Fund posts onto the Trust’s internet site substantially all of its securities holdings and its top ten portfolio holdings as of the end of each month. Such portfolio holdings information becomes available no earlier than 15 calendar days after the end of the previous month. The Funds also disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure. Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

•	A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; and

•

The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

Eligible third parties to whom portfolio holdings information may be released in advance of general release include service providers such as the Funds’ investment adviser, sub-adviser independent registered public accounting firm, custodian, legal counsel, financial printer and proxy voting service. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services. These entities are obligated to keep such information confidential.

The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review. The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holding which will describe to whom and under what circumstances such disclosure was made.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE*

P. Gerald Malone ** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two London AIM-listed companies (healthcare and software) and a privately owned pharmaceutical company. He also currently serves as a director of European Growth & Income Trust PLC.	29	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board), Aberdeen Global Income Fund (Chairman of the Board) and Aberdeen Australia Equity Fund, Inc.

Richard H. McCoy** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	26

Peter D. Sacks** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Managing Partner of Toron Capital Markets (investment management) since 1988.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., and Aberdeen Global Income Fund.

John T. Sheehy** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., and Aberdeen Global Income Fund.

Warren C. Smith** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been Managing Editor of BCA Publications (financial publications) since 1982.	26

Jack Solan** Year of Birth: 1939	Trustee since December 2007	Mr. Solan was Senior Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	26

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE*

Gary Bartlett** Year of Birth: 1959	Trustee since September 2007	Chief Executive Officer (2006 – present) and Director (2005 – present), Head of US Fixed Income (2006 – 2007), Aberdeen Asset Management Inc.; Global Head of Fixed Income (2007 - present), Aberdeen Asset Management PLC. Portfolio manager (1992 – 2005), Deutsche Asset Management. Vice President (March 2008 – present), Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.	26

Martin Gilbert** Year of Birth: 1959	Trustee since December 2007	Chief Executive Officer (1983 – present), Aberdeen Asset Management PLC. Director and Chairman (1995 – present), Aberdeen Asset Management Inc. Vice President (March 2008 – present), President (2004 – 2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991 – present), Aberdeen Asset Management Asia Limited. Director (2000 – present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	28	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.

*	Directorships held in (1) any other investment companies registered under the 1940 act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, Pa 19103, Attn: Lucia Sitar.

OFFICERS OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Vincent J. Esposito Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1956	President and Chief Executive Officer	Currently, Head of North American Mutual Funds for Aberdeen Asset Management Inc. Previously, Managing Director, Deutsche Asset Management (2003-2007); President and Principal Executive Officer of The DWS Scudder Family of Funds, President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (2003-2005) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc., The Korea Fund and The Global Commodities Stock Fund (2004–2005) (registered investment companies); formerly, Managing Director, Putnam Investments (1991–2002).
Joseph Malone	Treasurer, Chief	Mr. Malone joined Aberdeen Asset Management, Inc. (“AAMI”), in

Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1967	Financial Officer, and Principal Accounting Officer

November of 2007. Prior to joining AAMI, he has held various senior management positions within his 18 year career. Most recently as Treasurer, UBS Funds (Oct. 2001 – Nov. 2007); and Controller, AEA Investors, Inc. (August 2000 – June 2001). His experiences include public accounting, Vice President of Fund Administration, Board member, as well as roles in financial services firms across the broker/dealer and banking industry.

Mr. Malone graduated in 1989 with a Bachelor of Business Administration in Public Accounting from Pace University and is a Certified Public Accountant in the State of New York and a member of the American Institute of Public Accountants and New York Society of Certified Public Accountants.

Jennifer Nichols Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Currently Head of Legal and Compliance US, Vice President and Secretary for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003 - 2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law. She received a Bachelor of Arts degree from Harvard University in 2000.
Shahreza Yusof Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1972	Vice President	Currently, Head of U.S. Equities for Aberdeen Asset Management Inc. Mr. Yusof was recruited by an affiliate of Aberdeen Asset Management Inc. in 1994 in Singapore. Over the years has worked on Aberdeen Asia equities team and became investment director for Japan. Later Mr. Yusof moved to Aberdeen’s Emerging Markets division in London. Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006. Mr. Yusof has a BS Finance & Economics from New York University.
William Baltrus Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1967	Vice President	Currently, Director of U.S. Fund Services, U.S. Mutual Funds for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007. From 1990 to 2000, Mr. Baltrus served as Client Services Officer and Relationship manager for 7 mutual fund complexes at PFPC, Inc. Mr. Baltrus graduated in 1990 with a Bachelor of Science in Economics from The Pennsylvania State University and holds the series 6, 63 and 24 securities licenses.
Lucia Sitar Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1971	Secretary	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000 - 2007). Ms. Sitar graduated in 2000 with a J.D. from The Dickinson School of Law of the Pennsylvania State University. She received a Bachelor of Arts degree from Rosemont College in 1996.
Vincent McDevitt Aberdeen Asset	Chief Compliance Officer (since June 2008)	Mr. McDevitt joined the Adviser in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc.,

Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1966	and the Vanguard Group. Mr. McDevitt graduated with a BA from Villanova University in 1989 and with a JD from Villanova Law School in 1995.

Responsibilities of The Board Of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the state of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

The Board of Trustees has three standing committees: Audit, Nominating and Valuation Committees.

The Audit Committee is comprised of Messrs. Sacks, Smith and Solan. Mr. Solan serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert. The purposes of the Audit Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the investment adviser that the Trust, investment adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditors regarding financial reporting; and (h) investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee is comprised of Messrs. Malone, McCoy and Sheehy. Mr. Malone serves as Chair of the Nominating Committee. The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The Valuation Committee is comprised of Messrs. Sheehy, Bartlett and Solan. The purpose of the Valuation Committee is to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures. The Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the investment adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.

The Trust is newly organized and, as a result, the Committees did not hold meetings in the prior fiscal year.

Ownership of Shares of Aberdeen Funds

Prior to the date of this SAI, the Fund had not yet commenced operations and the Trustees and Officers of the Trust do not hold any shares.

Compensation of Trustees

The Trustees will receive an annual board retainer, fees and reimbursement for any reasonable expenses of attending board meetings from the Trust. Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation that the Funds expect to pay to each Independent Trustee, before reimbursement of expenses, during a full fiscal year.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
(1)	(2)	(3)	(4)	(5)
Name of Trustee	Estimated Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from the Fund Complex*
P. Gerald Malone	$37,000	None	None	$174,000
Richard H. McCoy	$27,000	None	None	$52,000
Peter D. Sacks	$27,000	None	None	$135,000
John T. Sheehy	$27,000	None	None	$150,000
Warren C. Smith	$27,000	None	None	$52,000
Jack Solan	$32,000	None	None	$32,000

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
(1)	(2)	(3)	(4)	(5)
Name of Trustee	Estimated Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from the Fund Complex*
Gary Bartlett	$0	None	None	$0
Martin Gilbert	$0	None	None	$0

*	The Fund complex consists of 29 Funds.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Sales Loads

Class A shares may be sold at net asset value without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including retired directors, officers and employees and immediate family members of Aberdeen and its affiliates). The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such information. See Waiver of Class A and Class D Sales Charges for more information.

Code of Ethics

Federal law requires the Trust, its investment adviser and subadvisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Federal law requires the Trust, its investment adviser and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of Aberdeen Asset Management Inc. (“the Adviser” or “Aberdeen”), or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Trustees.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds. For certain Funds, the Adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. The Adviser is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however the Adviser does not intend to do so as a routine matter at this time.

The following Funds are subadvised:

Aberdeen China Opportunities Fund

Aberdeen Developing Markets Fund

Aberdeen International Equity Fund

Aberdeen Select Small Cap Fund*

Aberdeen Select Worldwide Fund

Aberdeen Global Utilities Fund

Aberdeen Select Mid Cap Growth Fund

Aberdeen Tax-Free Income Fund

* A portion of the Fund is sub-advised by NorthPointe Capital LLC.

Aberdeen Asset Management Inc.

Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen. Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen, located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103, is wholly owned by Aberdeen Asset Management PLC, a corporation organized under the laws of Scotland. Gary Bartlett, Trustee of the Trust, is also the Chief Executive Officer of Aberdeen and Martin Gilbert, Trustee of the Trust, is also the Chief Executive Officer of Aberdeen Asset Management PLC.

For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Assets	Investment Advisory Fee
Aberdeen Select Mid Cap Growth Fund	$0 up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.80% 0.77% 0.74% 0.71% 0.68%
Aberdeen Tax-Free Income Fund	$0 up to $250 million $250 million up to $1 billion $1 billion and more	0.425% 0.375% 0.355%
Aberdeen Small Cap Fund	up to $100 million $100 million or more	0.95% 0.80%
Aberdeen Select Small Cap Fund	All Assets	0.95%
Aberdeen Natural Resources Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.70% 0.65% 0.60%
Aberdeen Technology and	$0 up to $500 million	0.88%

Fund	Assets	Investment Advisory Fee
Communications Fund	$500 million up to $2 billion $2 billion and more	0.83% 0.78%
Aberdeen Health Sciences Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%
Aberdeen Select Growth Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.80% 0.75%
Aberdeen Select Equity Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.80% 0.70% 0.65%
Aberdeen Equity Long-Short Fund	$0 up to $250 million $250 million and more	1.50% 1.25%
Aberdeen China Opportunities Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	1.25% 1.20% 1.15%
Aberdeen Optimal Allocations Funds:	All Assets	0.15%
Growth Fund Moderate Growth Fund Moderate Fund Specialty Fund Defensive Fund
Aberdeen Developing Markets Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	1.05% 1.00% 0.95%
Aberdeen International Equity Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%

Fund	Assets	Investment Advisory Fee
Aberdeen Select Worldwide Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%
Aberdeen Global Financial Services Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%
Aberdeen Global Utilities Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.70% 0.65% 0.60%
Aberdeen Hedged Core Equity Fund	All Assets	1.25%
Aberdeen Small Cap Opportunities Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.85% 0.75% 0.70%
Aberdeen Market Neutral Fund	All Assets	1.25%
Aberdeen Small Cap Growth Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.95% 0.85% 0.80%
Aberdeen Small Cap Value Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.95% 0.85% 0.80%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, Aberdeen may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, Aberdeen has entered into an expense limitation agreement with the Trust on behalf of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, Aberdeen has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

Aberdeen may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

Until at least February 28, 2009, Aberdeen has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees for certain Funds of the Trust as follows:

Name of Fund/Class	Expense Limitation for Fund/Class
Aberdeen Select Equity Fund
Class A	1.45%
Class B	2.20%
Class C	2.20%
Class R	1.70%
Institutional Service Class	1.20%
Institutional Class	1.20%

Aberdeen Select Mid Cap Growth Fund
Class A	1.49%
Class B	2.20%
Class C	2.20%
Class D	1.20%
Class R	1.70%
Institutional Service Class	1.20%
Institutional Class	1.20%

Aberdeen Select Small Cap Fund
Class A	1.57%
Class B	2.32%
Class C	2.32%

Class R	1.82%
Institutional Service Class	1.32%
Institutional Class	1.32%

Aberdeen Select Growth Fund
Class A	1.46%
Class B	2.21%
Class C	2.21%
Class R	1.71%
Institutional Service Class	1.21%
Institutional Class	1.21%

Aberdeen Select Worldwide Fund
Class A	1.57%
Class B	2.32%
Class C	2.32%
Class R	1.82%
Institutional Service Class	1.32%
Institutional Class	1.32%

Aberdeen China Opportunities Fund
Class A	1.87%
Class B	2.62%
Class C	2.62%
Class R	2.12%
Institutional Service Class	1.62%
Institutional Class	1.62%

Aberdeen Developing Markets Fund
Class A	1.67%
Class B	2.42%
Class C	2.42%
Class R	1.92%
Institutional Service Class	1.42%
Institutional Class	1.42%

Aberdeen International Equity Fund
Class A	1.49%
Class B	2.24%
Class C	2.24%
Class R	1.74%
Institutional Service Class	1.24%
Institutional Class	1.24%

Aberdeen Hedged Core Equity Fund
Class A	1.90%
Class B	2.65%
Class C	2.65%
Class R	2.15%
Institutional Service Class	1.65%
Institutional Class	1.65%

Aberdeen Market Neutral Fund
Class A	1.90%
Class B	2.65%
Class C	2.65%
Class R	2.15%
Institutional Service Class	1.65%
Institutional Class	1.65%

Aberdeen Equity Long-Short Fund[1]
Class A	1.70%
Class B	2.45%
Class C	2.45%
Class R	1.95%
Institutional Service Class	1.45%
Institutional Class	1.45%

Aberdeen Global Financial Services Fund
Class A	1.44%
Class B	2.19%
Class C	2.19%
Class R	1.69%
Institutional Service Class	1.19%
Institutional Class	1.19%

Aberdeen Health Sciences Fund
Class A	1.51%
Class B	2.26%
Class C	2.26%
Class R	1.76%

[1]	The Adviser has agreed to waive an amount equal to 0.25% from its management fee.

Institutional Service Class	1.26%
Institutional Class	1.26%

Aberdeen Natural Resources Fund
Class A	1.41%
Class B	2.16%
Class C	2.16%
Class R	1.66%
Institutional Service Class	1.16%
Institutional Class	1.16%

Aberdeen Technology and Communications Fund
Class A	1.63%
Class B	2.38%
Class C	2.38%
Class R	1.88%
Institutional Service Class	1.38%
Institutional Class	1.38%

Aberdeen Global Utilities Fund
Class A	1.38%
Class B	2.13%
Class C	2.13%
Class R	1.63%
Institutional Service Class	1.13%
Institutional Class	1.13%

Aberdeen Optimal Allocations Fund: Growth
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Optimal Allocations Fund: Moderate Growth
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Optimal Allocations Fund: Moderate

Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Optimal Allocations Fund: Defensive
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Optimal Allocations Fund: Specialty
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Small Cap Fund
Class A	1.29%
Class B	2.04%
Class C	2.04%
Class R	1.54%
Institutional Service Class	1.04%
Institutional Class	1.04%

Aberdeen Small Cap Opportunities Fund
Class A	1.50%
Class B	2.25%
Class C	2.25%
Class R	1.75%
Institutional Service Class	1.25%
Institutional Class	1.25%

Aberdeen Small Cap Growth Fund
Class A	1.60%
Class B	2.35%
Class C	2.35%
Class R	1.85%

Institutional Service Class	1.35%
Institutional Class	1.35%

Aberdeen Small Cap Value Fund
Class A	1.60%
Class B	2.35%
Class C	2.35%
Class R	1.85%
Institutional Service Class	1.35%
Institutional Class	1.35%

Aberdeen Tax Free Income Fund
Class A	0.93%
Class B	1.68%
Class C	1.68%
Class D	0.68%
Class X	1.53%
Class Y	1.53%

Investment Advisory Fees

Prior to the date of this SAI, the Funds had not commenced operations. For information about the investment advisory fees paid to the investment adviser for the Predecessor Funds, see “Predecessor Fund Adviser” in this SAI.

Subadvisers

The subadvisers for certain of the Funds advised by the Adviser are as follows:

FUND	SUBADVISER

Aberdeen China Opportunities Fund	Gartmore Global Partners (“GGP”), Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”)

Aberdeen Developing Markets Fund	GGP, AAMISL and AAMAL

Aberdeen International Equity Fund	GGP, AAMISL and AAMAL

Aberdeen Select Small Cap Fund	NorthPointe Capital, LLC (“NorthPointe”)

Aberdeen Select Worldwide Fund	GGP, AAMISL and AAMAL

Aberdeen Global Utilities Fund	GGP, AAMISL and AAMAL

Aberdeen Tax-Free Income Fund	Credit Suisse Asset Management, LLC (“Credit Suisse”)

Aberdeen Select Mid Cap Growth Fund	Security Investors, LLC

GGP, 8 Fenchurch Place, London, England, EC3M4PB, is the subadviser for certain of the Funds and manages each Fund’s assets in accordance with the investment objective and strategies. GGP makes investment decisions and executes them by placing purchase and sell orders for securities.

AAMISL, a United Kingdom corporation, and AAMAL, a Singapore corporation, will each serve as subadviser to certain Funds. AAMISL and AAMAL are both affiliates of the Adviser. AAMISL and AAMAL do not have management over a specific portion of a Fund’s assets at this time, but each assist the Adviser with oversight for certain Funds subadvised by GGP. AAMISL is located at One Bow Churchyard, London, England EC4M9HH. AAMAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.

NorthPointe, 101 West Big Beaver, Suite 745, Troy, Michigan 48084, is a domestic-equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds. NorthPointe was organized in 1999. NorthPointe is a majority-owned subsidiary of North Point Holdings LLC.

Credit Suisse, Eleven Madison Avenue, New York, NY 10010, serves as subadviser to the Tax-Free Fund and is part of the asset management business of Credit Suisse, one of the world’s leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636, is a limited liability company controlled by its members, Security Benefit Life Insurance and Security Benefit Corporation. Security Benefit Life, a stock life insurance company incorporated under the laws of Kansas, is controlled by Security Benefit Corporation. Security Benefit Corporation is wholly owned by Security Benefit Mutual Holding Company, which is controlled by Security Benefit Life policyholders.

Subject to the supervision of the Adviser and the Trustees, each of the subadvisers manages the assets of the Fund listed above in accordance with the Fund’s investment objectives and policies. Each subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the subadvisers receive annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the Funds.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory contracts of the Funds will become available in future reports to the shareholders.

SUBADVISORY FEES

Aberdeen Select Mid Cap Growth Fund

NET ASSETS MANAGED	SUBADVISORY FEE

On assets up to $250 million	0.40%
On assets of $250 million or more	0.35%

Aberdeen Select Small Cap Fund

The subadvisory fees paid to NorthPointe for the investment advisory services it provides to the Aberdeen Select Small Cap Fund are paid by the Adviser from the management fee the Adviser receives from the Aberdeen Select Small Cap Fund. The Adviser pays NorthPointe a subadvisory fee at the rate of 0.55% of the average daily net assets of the Aberdeen Select Small Cap Fund allocated to NorthPointe.

Aberdeen Select Worldwide Fund

Subadvisory Fee Schedule for GGP

The subadvisory fees for the Worldwide Fund paid to GGP are paid by the Adviser from the management fee it receives. The subadvisory fees paid to GGP are based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

On assets up to $500 million	0.450%
On assets of $500 million up to $2 billion	0.425%
On assets of $2 billion and more	0.400%

Subadvisory Fee Schedule for AAMISL and AAMAL

AAMISL and AAMAL do not have management over a specific portion of the Worldwide Fund’s assets at this time and are not currently paid asset-based subadvisory fees. If AAMISL and/or AAMAL is allocated a specific portion of the Worldwide Fund’s assets to manage in the future, it will receive a fee based on the assets it manages, paid by the Adviser from the management fee the Adviser receives. The sub-advisory fees paid by the Adviser to AAMISL and/or AAMAL would be based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

On assets up to $500 million	0.450%
On assets of $500 million up to $2 billion	0.425%
On assets of $2 billion and more	0.400%

Aberdeen China Opportunities Fund, Aberdeen Developing Markets Fund, Aberdeen International Equity Fund

Subadvisory Fee Schedule for GGP

The subadvisory fees paid to GGP are paid by the Adviser from the management fee it receives. The subadvisory fees paid to GGP are based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

ABERDEEN CHINA OPPORTUNITIES FUND
On assets up to $500 million	0.625%
On assets of $500 million up to $2 billion	0.600%
On assets of $2 billion and more	0.575%

ABERDEEN DEVELOPING MARKETS FUND
On assets up to $500 million	0.525%
On assets of $500 million up to $2 billion	0.500%
On assets of $2 billion and more	0.475%

ABERDEEN INTERNATIONAL EQUITY FUND
On assets up to $500 million	0.450%

On assets of $500 million up to $2 billion	0.425%
On assets of $2 billion and more	0.400%

Subadvisory Fee Schedule for AAMISL and AAMAL

AAMISL and AAMAL do not have management over a specific portion of any of the Funds’ assets at this time and are not currently paid asset-based subadvisory fees. If AAMISL and/or AAMAL is allocated a specific portion of a Fund’s assets to manage in the future, it will receive a fee based on the assets it manages paid by the Adviser from the management fee the Adviser receives. The subadvisory fees paid by the Adviser to AAMISL and/or AAMAL would be based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

ABERDEEN CHINA OPPORTUNITIES FUND
On assets up to $500 million	0.625%
On assets of $500 million up to $2 billion	0.600%
On assets of $2 billion and more	0.575%

ABERDEEN DEVELOPING MARKETS FUND
On assets up to $500 million	0.525%
On assets of $500 million up to $2 billion	0.500%
On assets of $2 billion and more	0.475%

ABERDEEN INTERNATIONAL EQUITY FUND
On assets up to $500 million	0.450%
On assets of $500 million up to $2 billion	0.425%
On assets of $2 billion and more	0.400%

Aberdeen Global Utilities Fund

Subadvisory Fee Schedule for GGP

The subadvisory fees for the Utilities Fund paid to GGP are paid by the Adviser from the management fee it receives. The subadvisory fees paid to GGP are based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

On assets up to $500 million	0.350%
On assets of $500 million up to $2 billion	0.325%
On assets of $2 billion and more	0.300%

Subadvisory Fee Schedule for AAMISL and AAMAL

AAMISL and AAMAL do not have management over a specific portion of the Utilities Fund’s assets at this time and are not currently paid asset-based subadvisory fees. If AAMISL and/or AAMAL is allocated a specific portion of the Utilities Fund’s assets to manage in the future, it will receive a fee based on the assets it manages, paid by the Adviser from the management fee the Adviser receives. The subadvisory fees paid by the Adviser to AAMISL and/or AAMAL would be based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

On assets up to $500 million	0.350%
On assets of $500 million up to $2 billion	0.325%
On assets of $2 billion and more	0.300%

Aberdeen Tax-Free Income Fund

The subadvisory fees for the Tax-Free Income Fund paid to Credit Suisse are paid by the Adviser from the management fee it receives. The subadvisory fees paid to Credit Suisse are based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

On the first $25 million	0.35%
On the next $25 million	0.30%
On the next $50 million	0.25%
On the next $150 million	0.20%
On assets above $250 million	0.15%

Multi-Manager Structure

The Adviser and the Trust have applied for an exemptive order from the SEC for a multi-manager structure which would allow the Adviser to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The order would also allow the Adviser to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order would be intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether the subadviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time.

Predecessor Fund Adviser

As explained in the “General Information” section of this Statement of Additional Information, the twenty-six Aberdeen Funds were created as part of the reorganization of the Nationwide Mutual Funds into the Trust. Prior to the reorganization, investment advisory services for the Predecessor Funds were provided by Nationwide Fund Advisors (“NFA”). The Predecessor Funds were obligated to pay NFA a monthly fee based on average daily net assets of the applicable Predecessor Fund. With the exception of the Tax-Free Fund, the amount paid by the Predecessor Funds to NFA is identical to the amount paid by the Funds to the Adviser. The Predecessor Fund to the Tax-Free Fund paid NFA according to the following schedule:

Assets	Investment Advisory Fee

$250 million up to $1 billion	0.475%

$1 billion up to $2 billion	0.45%

$2 billion up to $5 billion	0.425%

$5 billion and more	0.40%

Additionally, the Predecessor Funds to the Natural Resources Fund, Technology and Communications Fund, Health Sciences Fund, Select Growth Fund, Select Equity Fund, China Opportunities Fund, Developing Markets Fund, Select Equity Fund, Select Worldwide Fund, Global Financial Services Fund and Global Utilities Fund were subject to performance fees.

The table below shows the management fee paid or the fee reimbursed to NFA by each Predecessor Fund for the fiscal years ended October 31, 2007, 2006 and 2005.

	Investment Advisory Fees
	Year Ended October 31,
	2007		2006		2005

Fund	Fees Earned[1]	Fees Reimbursed	Fees Earned[1]	Fees Reimbursed	Fees Earned[1]	Fees Reimbursed

Optimal Allocations Fund: Growth	$0	$83,991	$0	$59,804	$0	$88,800
Optimal Allocations Fund: Moderate Growth	0	97,389	0	61,571	0	96,103
Optimal Allocations Fund: Moderate	0	97,947	0	61,040	0	93,106
Optimal Allocations Fund: Specialty	16,573	126,363	0	75,756	0	104,891
Optimal Allocations Fund: Defensive[2]	0	47,464	n/a	n/a	n/a	n/a
China Opportunities Fund	811,795	0	254,379	22,860	53,056	66,130
Health Sciences Fund	268,465	1,005	231,451	0	171,743	16,979
Natural Resources Fund	444,725	0	348,236	0	25,554	37,587
Technology and Communications Fund	173,551	0	97,991	39,246	35,131	45,576
Equity Long-Short Fund	1,145,557	135,871	1,353,017	0	623,524	43,113
Mid Cap Fund	311,147	1,185	318,579	27,262	169,629	83,813
Select Equity Fund	112,015	27,196	109,349	22,019	54,471	31,180
Small Cap Fund	9,113,145	0	1,722,854	0	297,241	3,826
Select Small Cap Fund	460,061	0	239,221	9,303	30,584	62,315
Tax-Free Fund	752,412	0	842,625	0	932,283	0
Select Growth Fund [3]	1,114,108	0	1,353,017	0	574,027	0

	Investment Advisory Fees
	Year Ended October 31,
	2007		2006		2005

Fund	Fees Earned[1]	Fees Reimbursed	Fees Earned[1]	Fees Reimbursed	Fees Earned[1]	Fees Reimbursed

Developing Markets Fund[4]	912,749	0	607,164	0	334,734	0
Global Financial Services Fund[4]	505,686	1,644	272,215	0	61,780	33,642
Global Utilities Fund [4]	190,115	0	90,092	38,548	14,884	50,361
International Equity Fund[4]	1,199,043	0	291,065	2,995	66,804	37,930
Select Worldwide Fund [4]	627,227	786	424,069	25,742	243,227	84,058
Small Cap Opportunities Fund[5]	0	61,931	0	4,711	n/a	n/a
Market Neutral Fund [5]	94,410	43,357	1,294	4,379	n/a	n/a
Hedged Core Equity Fund[5]	0	68,763	5,725	4,363	n/a	n/a
Small Cap Growth Fund [5]	0	62,730	0	4,691	n/a	n/a
Small Cap Value Fund [5]	0	64,377	0	4,691	n/a	n/a

[1]	Fees net of reimbursement.
[2]	Fund commenced operations on December 15, 2006
[3]	The Fund has not paid the performance component of its advisory fee since June 2004.
[4]

NWD Management & Research Trust (“NMRT”) was the Fund’s investment adviser until September 29, 2006 when it transferred all of its investment advisory responsibilities to NFA, its then wholly-owned subsidiary. Fees stated include those earned by NMRT.

[5]	Fund commenced operations on September 29, 2006.

The following table sets forth the amount NFA paid to the subadvisers of the Predecessor Funds for the fiscal periods ended October 31, 2007, 2006 and 2005 (unless otherwise noted):

Fund	Year ended October 31,
	2007	2006	2005
China Opportunities Fund	426,569	16,140	60,354
Equity Long-Short Fund[1]	45,148	0	0
Small Cap Fund	451,014	0	0
Developing Markets Fund[2]	482,787	28,584	168,356

International Equity Fund[2]	562,666	19,445	50,909
Select Worldwide Fund[2]	292,296	18,049	153,430
Global Utilities Fund[2]	90,938	5,840	31,153
Global Financial Services Fund[1]	1,748	n/a	n/a
Health Sciences Fund[1]	3,451	n/a	n/a
Natural Resources Fund[1]	171,126	n/a	n/a
Technology and Communications Fund[1]	17,923	n/a	n/a
Select Equity Fund[1]	2,382	n/a	n/a
Mid Cap Fund[3]	80,492	n/a	n/a
Optimal Allocations Fund: Defensive[1]	178	n/a	n/a
Optimal Allocations Fund: Moderate[1]	2,971	n/a	n/a
Optimal Allocations Fund: Moderate Growth[1]	2,776	n/a	n/a
Optimal Allocations Fund: Growth[1]	1,231	n/a	n/a
Optimal Allocations Fund: Specialty[1]	7,778	n/a	n/a
Select Small Cap Fund[3]	149,082	n/a	n/a
Select Growth Fund[1]	44,737	n/a	n/a

[1]

The Global Financial Services Fund, Health Sciences Fund, Natural Resources Fund, Technology and Communications Fund, Select Equity Fund, Select Growth Fund, Optimal Allocations Funds and the Equity Long-Short Fund did not have subadviser arrangements until October 1, 2007.

[2]

NWD Management & Research Trust (“NMRT”) was the Fund’s adviser until September 29, 2006 when it transferred its investment advisory responsibilities to NFA, its then wholly-owned subsidiary. Fees stated include those paid by NMRT.

[3]	The Mid Cap and Select Small Cap Funds did not have subadviser arrangements until May 1, 2007.

Portfolio Managers

Appendix C contains the following information regarding the portfolio manager(s) identified in the Fund’s Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts. Because the Funds are new, the portfolio managers do not own shares of any of the Funds.

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor”) have entered into to a distribution agreement whereby Aberdeen Fund Distributors LLC will act as principal underwriter for the Trust’s shares. The principal business address of Aberdeen Fund Distributors LLC is 300 Barr Harbor Drive, West Conshohocken, PA 19428.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The distributor has no obligation to sell any specific quantity of Fund shares. Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval. The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares. The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds. If applicable to a class of the Trust’s Shares as described below, the distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Service Plan described below.

The distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, Class X and Class Y shares (and certain Class A shares).

The distributor reallows to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge 5.75%, 4.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 4.75%, 4.00% on Class B and Class X shares of the Funds, 1.00% on Class C and Class Y shares of the Funds and 4.00% on Class D shares of the Funds.

Predecessor Distributor

Nationwide Fund Distributors LLC (“NFD”) served as underwriter for each of the Predecessor Funds. The information presented below for the fiscal years ended October 31,

2007, 2006 and 2005 (unless otherwise noted) is that of the Predecessor Funds. NFD received the following commissions from the sale of shares of the Predecessor Funds:

Funds	Years ended October 31
	2007	2006	2005
Optimal Allocations Fund: Growth	$6,152	$7,739.56	$2,271.26
Optimal Allocations Fund: Moderate Growth	18,833	24,442.56	11,105.98
Optimal Allocations Fund: Moderate	10,087	33,492.47	17,827.43
Optimal Allocations Fund: Specialty	26,898	30,340.26	8,592.39
Optimal Allocations Fund: Defensive[1]	1,944	n/a	n/a
China Opportunities Fund	83,984	23,088.95	11,701.12
Developing Markets Fund	23,559	18,041.93	7,403.22
Global Financial Services Fund	8,284	25,011.67	2,092.06
Health Sciences Fund	171	1,756.80	1,756.66
Natural Resources Fund	21,256	52,540.95	28,128.89
Technology and Communications Fund	490	810.66	737.19
Global Utilities Fund	10,812	3,809.28	2,486.86
International Equity Fund	64,256	19,046.61	1,195.07
Equity Long-Short Fund	4,699	9,217.38	8,021.01
Mid Cap Fund	1,921	2,019.45	2,335.98
Select Equity Fund	1,185	2,523.78	3,599.01
Small Cap Fund	216,923	142,162.67	7,469.93
Select Small Cap Fund	13,082	8,395.70	6,572.51
Tax-Free Fund	2,071	10,205.47	10,648.26
Select Growth Fund	6,848	41,581.99	35,013.13
Select Worldwide Fund	13,723	9,531.59	843.49
Small Cap Opportunities Fund[2]	0	0	n/a
Market Neutral Fund[2]	0	0	n/a
Hedged Core Equity Fund[2]	18	0	n/a
Small Cap Growth Fund[2]	482	0	n/a
Small Cap Value Fund[2]	580	0	n/a

[1]	Commenced operations on December 15, 2006.

[2]	Commenced operations on September 29, 2006.

NFD also received the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, Class X and Class Y shares (and certain Class A shares). For the fiscal years ended October 31, 2007, 2006 and 2005 (unless otherwise noted), the following contingent deferred sales charges were paid to NFD on redemptions of the Predecessor Funds’ shares:

	Years ended October 31
Funds	2007	2006	2005
Optimal Allocations Fund: Growth	$3,689	$1,216.04	$199
Optimal Allocations Fund: Moderate Growth	6,754	4,568.62	773
Optimal Allocations Fund: Moderate	11,425	9,615.56	2,040
Optimal Allocations Fund: Specialty	6,348	2,285.51	629
Optimal Allocations Fund: Defensive[1]	9	0	0
China Opportunities Fund	59,092	7,570.82	2,355
Developing Markets Fund	4,228	4,476.49	2,236
Global Financial Services Fund	16,967	11,126.92	354
Health Sciences Fund	618	910.19	869
Natural Resources Fund	15,326	34,378.76	2,557
Technology and Communications Fund	400	816.26	3,017
Global Utilities Fund	10,901	221.23	1,102
International Equity Fund	5,736	4,797.96	442
Equity Long-Short Fund	2,880	5,632.36	2,655
Mid Cap Fund	7,139	7,419.21	8,423
Select Equity Fund	1,250	508.38	231
Tax-Free Fund	7,062	624.84	15,062
Select Growth Fund	15,950	29,293.61	10,281
Select Worldwide Fund	4,444	1,119.94	281
Small Cap Fund	116,984	24,596.69	3,743
Select Small Cap Fund	59,738	1,310.87	47
Small Cap Opportunities Fund[2]	0	0	n/a
Market Neutral Fund[2]	0	0	n/a
Hedged Core Equity Fund[2]	0	0	n/a

	Years ended October 31
Funds	2007	2006	2005
Small Cap Growth Fund[2]	0	0	n/a
Small Cap Value Fund[2]	0	0	n/a

[1]	Commenced operations on December 15, 2006.
[2]	Commenced operations on September 29, 2006.

From such contingent deferred sales charges, NFD retained $658,462, $520,405, and $397,885 for 2007, 2006 and 2005, respectively, after reallowances to dealers.

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Funds’ distributor for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

•	0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or services fees);

•	1.00% of the average daily net assets of Class B and Class C shares for each applicable Fund (0.25% service fees);

•	0.50% of the average daily net assets of the Class R Shares of each applicable Fund (0.25% of which must be either a distribution or service fee); and

•	0.10% of the average daily net assets of Class X and Class Y shares for each applicable Fund (service fee).

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Plan was initially approved by the Board of Trustees on December 12, 2007, and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Fund’s shares including, but not limited to, those discussed above. The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Predecessor Distribution Plan

Under the Predecessor Funds’ Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act the compensation payable to NFD was identical to the compensation payments under Aberdeen Funds’ Distribution Plan.

During the fiscal year ended October 31, 2007 (unless otherwise noted), NFD earned the following distribution fees under the Plan for the Predecessor Funds:

Fund	Class A	Class B	Class C	Class R
Optimal Allocations Fund: Growth	$12,770	$11,927	$89,225	$995
Optimal Allocations Fund: Moderate Growth	35,635	36,797	185,267	8
Optimal Allocations Fund: Moderate	25,915	31,963	253,710	412
Optimal Allocations Fund: Specialty	90,639	58,434	529,864	984
Optimal Allocations Fund: Defensive	1,266	730	2,367	3
China Opportunities Fund	74,064	29,550	129,805	236
Developing Markets Fund	124,279	69,243	97,829	4,027
Global Financial Services Fund	65,396	30,260	61,944	345
Health Sciences Fund	25,494	13,559	17,956	65

Fund	Class A	Class B	Class C	Class R
Natural Resources Fund	59,542	21,502	111,097	6,072
Technology and Communications Fund	8,549	12,250	2,621	6
Global Utilities Fund	27,529	23,452	61,470	623
International Equity Fund	187,806	81,532	287,277	883
Equity Long-Short Fund	96,115	13,098	284,624	6
Mid Cap Fund	18,207	29,693	8,616	8
Select Equity Fund	19,781	11,152	39,347	298
Tax-Free Fund[1]	20,930	7,454	12,734	0
Select Growth Fund	196,175	59,291	314,292	6,825
Select Worldwide Fund	127,828	14,110	121,886	948
Small Cap Fund	1,949,002	195,962	2,327,451	32,738
Select Small Cap Fund	56,901	22,284	172,750	1,000
Small Cap Opportunities Fund	823	138	1,973	4
Market Neutral Fund	131	11	16	4
Hedged Core Equity Fund	212	11	12	4
Small Cap Growth Fund	343	29	998	6
Small Cap Value Fund	626	187	1765	5

[1]

Class B and Class C shares were re-designated as Class X and Class Y shares, respectively, effective September 1, 2003. The following amounts were earned by NFD on the Class X and the Class Y shares of the Tax-Free Income Fund for the fiscal year ended October 31, 2007: Class X, $22,667, and Class Y, $1,098.

NFD stated that during the fiscal year ended October 31, 2007, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Predecessor Funds:

Fund	Prospectus Printing & Mailing[1]	Distributor Compensation & Costs [1]	Financing Charges with Respect to B & C Shares	Broker-Dealer Compensation & Costs

China Opportunities Fund	$3,427.76	-	$118,404.77	$108,611.97

Developing Markets Fund	4,641.28	-	86,181.70	191,946.22

Global Financial Services Fund	773.71	-	54,115.55	82,077.15

Health Sciences Fund	375.41	-	12,945.53	38,038.36

Natural Resources Fund	1,072.40	3,033.51	60,821.79	131,576.41

Technology and Communications Fund	580.79	-	11,555.68	8,234.16

Global Utilities Fund	341.19	-	46,392.43	47,278.55

International Equity Fund	2,192.13	-	297,787.60	225,490.51

Select Equity Fund	1,165.55	-	23,202.36	39,105.48

Mid Cap Fund	496.75	-	24,667.47	31,197.73

Optimal Allocation Fund: Defensive	38.38	-	2,695.14	1,409.56

Optimal Allocation Fund: Growth	414.91	-	60,791.23	52,697.34

Optimal Allocation Fund: Moderate Growth	206.17	-	121,484.91	133,535.17

Optimal Allocation Fund: Moderate	98.39	-	160,131.06	149,093.83

Optimal Allocation Fund: Specialty	576.91	-	363,512.44	309,597.59

Small Cap Fund	3,612.03	10,829.94	2,027,090.40	2,437,986.12

Select Small Cap Fund	441.71	-	111,599.33	137,314.17

Tax-Free Fund	1,762.92	-	23,674.24	35,742.00

Select Growth Fund	1,100.01	-	132,032.89	432,073.94

Equity Long-Short Fund	2,666.58	10,887.25	117,019.22	257,168.76

Select Worldwide Fund	2,311.68	50,595.08	102,869.96	108,262.96

Hedged Core Equity Fund	2.97	0	19.94	207.24

Small Cap Opportunities Fund	6.40	0	2,118.69	809.52

Market Neutral Fund	2.97	0	23.80	123.37

Small Cap Growth Fund	0.86	0	1,028.15	343.45

Small Cap Value Fund	10.37	0	1,868.24	707.33

1 Printing and mailing of prospectuses to other than current Predecessor Fund shareholders.

Administrative Services Plan

Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Class R and Institutional Service Class shares of the Funds (as applicable). Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which the Funds’ distributor has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. In consideration for providing administrative support services, the Funds’ distributor and other entities with which the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, D, R or Institutional Service Class shares of each Fund (as applicable).

Predecessor Administrative Services Plan

The Nationwide Mutual Funds entered into Servicing Agreements for the Funds pursuant to which Nationwide Financial Services, Inc. (“NFS”) agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. In consideration for providing administrative support services, NFS received a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, D, R and Institutional Service Class shares of each Fund (as applicable).

During the fiscal year ended October 31, 2007, NFS and its affiliates received $10,291,284 in administrative services fees from the Funds.

Fund Administration

Under the terms of a Fund Administration Agreement, Aberdeen Asset Management Inc. (the “Adviser”) provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. The Adviser is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. The

Trust shall pay fees to the Administrator, as set forth directly below, for the provision of services. Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

•	0.045% of the first $500 million in aggregate net assets of all Funds, plus

•	0.03% of aggregate net assets of all Funds in excess of $500 million up to $2 billion; plus

•	0.015% of the aggregate net assets of all Funds in excess of $2 billion.

The asset-based fees are subject to an annual minimum fee equal to the number of Funds multiplied by $25,000.

Out of Pocket Expenses and Miscellaneous Charges

The Trust will also be responsible for out-of-pocket expenses and miscellaneous services fees and charges (including, but not limited to, the cost of the pricing services that the Administrator utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by the Administrator or its subcontractors in providing services to the Trust. All fees and expenses shall be paid by the Trust to the Administrator on behalf of the Funds.

Predecessor Fund Administration

Nationwide Fund Management LLC (“NFM) provided various administrative and accounting services to the Predecessor Funds. Each Predecessor Fund paid NFM a combined annual fee based on the Trust’s average daily net assets according to the following schedule*:

Asset Level[1]	Aggregate Trust Fee

$0 up to $1 billion	0.26%
$1 billion up to $3 billion	0.19%
$3 billion up to $4 billion	0.15%
$4 billion up to $5 billion	0.08%
$5 billion up to $10 billion	0.05%
$10 billion up to $12 billion	0.03%
$12 billion and more	0.02%

[1]

The assets of each of the Funds of Funds (the Optimal Allocations Funds) were excluded from the Trust asset level amount in order to calculate this asset based fee. The Funds of Funds did not pay any part of this fee.

*	In addition to these fees, the Trust paid for out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by NFM in providing services to the Trust.

During the fiscal years ended October 31, 2007, 2006 and 2005, Nationwide SA Capital Trust, the Predecessor Funds’ former administrator, and NFM were paid combined fund administration and transfer agency fees from the Predecessor Funds as follows:

	Year Ended	Year Ended	Period Ended

Fund	October 31, 2007	October 31, 2006	October 31, 2005

Optimal Allocations Fund: Growth	$21,391	$0	$0

Optimal Allocations Fund: Moderate Growth	39,699	0	0

Optimal Allocations Fund: Moderate	43,336	0	0

Optimal Allocations Fund: Specialty	96,934	0	0

Optimal Allocations Fund: Defensive[1]	4,800	n/a	n/a

China Opportunities Fund	104,282	41,879	57,424

Developing Markets Fund	119,871	83,519	33,542

Global Financial Services Fund	95,153	46,910	56,788

Health Sciences Fund	48,834	35,639	25,060

Natural Resources Fund	124,154	69,775	29,644

Technology and Communications Fund	20,302	13,664	13,185

Global Utilities Fund	50,516	25,790	28,213

International Equity Fund	215,550	50,244	30,230

Equity Long-Short Fund	128,516	126,831	89,592

Mid Cap Fund	56,792	50,188	52,342

Select Equity Fund	34,352	17,830	15,321

Tax-Free Fund	162,907	193,895	235,524

Select Growth Fund	226,320	247,069	96,852

Select Worldwide Fund	119,099	73,067	68,428

Small Cap Fund	2,033,446	273,987	42,812

Select Small Cap Fund	110,758	41,660	16,711

Small Cap Opportunities Fund[2]	9,637	914	n/a

Market Neutral Fund[2]	14,581	702	n/a

Hedged Core Equity Fund[2]	6,024	-	n/a

Small Cap Growth Opportunities Fund[2]	10,916	919	n/a

Small Cap Value Fund[2]	9,051	919	n/a

[1]	Commenced operations on December 15, 2006.
[2]	Commenced operations on September 29, 2006.

Sub-Administrator, Transfer Agent and Fund Accountant

The Trust has entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent, dividend disbursement agent, and fund accounting services. The Adviser has also entered into a Sub-Administration Agreement with Citi whereby Citi will assist the Adviser in providing certain of the administration services for each of the Funds. For the services provided by Citi to the Trust and the Adviser, the Trust and the Adviser each pay Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides such services for:

0.045% of the first $500 million in aggregate net assets of all Funds; plus

0.03% of the aggregate net assets of all Funds in excess of $500 million up to $2 billion; plus

0.015% of the aggregate net assets of all Funds in excess of $2 billion.

The asset based fees are subject to an annual minimum fee equal to the number of Funds multiplied by $2,083.

The Funds also pay separate fees to Citi with respect to the services Citi provides as transfer agent, dividend disbursing agent and fund accounting.

Predecessor Sub Administrator

Pursuant to a Services Agreement between NFM, the Predecessor Funds’ Administrator, and Citi Fund Services, Inc. (“Citi”), Citi provided certain fund administration and transfer agency services for each of the Predecessor Funds. For these services, NFM paid Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the Predecessor Funds of the Trust that Citi provided such services for:

Asset Level[1]	Fee

$0 up to $1 billion	0.20%

$1 billion up to $3 billion	0.15%

$3 billion up to $4 billion	0.10%

$4 billion up to $5 billion	0.05%

$5 billion up to $10 billion	0.02%

$10 billion up to $12 billion	0.01%

$12 billion or more	0.005%

[1]	The assets of each of the Funds of Funds were excluded from the Trust asset level amount in order to calculate this asset based fee.

Custodian

JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement.

Legal Counsel

Stradley Ronon Stevens & Young LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

The Adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.1 In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. “Best execution” encompasses many factors affecting the

[1]	Because the Funds of Funds will invest primarily in shares of the Underlying Funds, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the Adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a subadviser. In placing orders with such broker-dealers, the Adviser or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of each of the Adviser and the subadvisers to obtain best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser or the subadvisers in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the Adviser and the subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser or a subadviser in serving their other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser and the subadvisers are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

The Adviser may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Funds.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser and the subadvisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

For the fiscal year ended October 31, 2007, the Predecessor Funds, through their respective subadvisers, directed the dollar amount of transactions and related commissions for transactions to a broker because of research services provided, as summarized in the table below:

Fund	Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
Health Sciences Fund	$1,800,303.40	$1,803.00
Select Equity Fund	16,910,018.26	18,471.00
Mid Cap Fund	390,897.60	248.00
Natural Resources Fund	1,440,014.24	2,143.00
Small Cap Fund	46,958,413.29	119,179.00
Select Small Cap Fund	63,542,026.28	122,411.27
Technology and Communications Fund	521,680.50	594.00
Select Growth Fund	32,145,766.89	38,232.00
Equity Long-Short Fund	36,777,160.92	45,813.00
Hedged Core Equity Fund	36,335.35	10.00
Small Cap Value Fund	325,405.38	418.00

During the fiscal years ended October 31, 2007, 2006 and 2005, the following brokerage commissions were paid by the Predecessor Funds:

	Year ended October 31,
Fund	2007	2006	2005
Optimal Allocations Fund: Growth	$749	$527	$48
Optimal Allocations Fund: Moderate Growth	2,315	822	156
Optimal Allocations Fund: Moderate	5,243	526	321
Optimal Allocations Fund: Specialty	3,097	1,971	670
Optimal Allocations Fund: Defensive	446	n/a	n/a
China Opportunities Fund	377,976	145,087	69,100
Developing Markets Fund	236,441	406,511	273,516
Global Financial Services Fund	238,964	191,160	59,677
Health Sciences Fund	89,850	145,110	166,805
Natural Resources Fund	248,945	241,777	75,641
Technology and Communications Fund	277,745	156,772	300,153
Global Utilities Fund	64,002	39,874	70,496
International Equity Fund	702,087	195,007	94,036
Equity Long-Short Fund	1,467,154	1,902,197	1,097,907
Mid Cap Fund	$135,263	$139,940	$116,941

	Year ended October 31,
Fund	2007	2006	2005
Select Equity Fund	247,036	142,040	126,334
Small Cap Fund	9,229,810	2,565,948	441,403
Tax-Free Fund	0	0	0
Select Growth Fund	756,611	1,168,315	655,159
Select Worldwide Fund	459,157	364,130	352,648
Select Small Cap Fund	628,181	435,618	177,151
Nationwide Hedged Core Equity Fund	17,564	3,478	n/a
Market Neutral Fund	64,210	5,311	n/a
Small Cap Opportunities Fund	25,959	5,264	n/a
Small Cap Value Fund	118,340	27,797	n/a
Small Cap Growth Fund	70,823	11,241	n/a

During the fiscal year ended October 31, 2007, the Predecessor Funds of the Global Financial Services Fund, Global Utilities Fund, Hedged Core Equity Fund, Market Neutral Fund, Small Cap Opportunities Fund, Small Cap Value Fund and Small Cap Growth held investments in securities of their regular broker-dealers as follows:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of fiscal year end October 31, 2007	Name of Broker or Dealer

Global Financial Services Fund	$3,578,058	Goldman Sachs

	478,850	Lehman Brothers, Inc.

	781,743	Deutsche Bank

	1,323,838	Banc of America Corp.

	800,709	Salomon Smith Barney

	603,995	Morgan Stanley

	1,074,420	JP Morgan Chase & Co.

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of fiscal year end October 31, 2007	Name of Broker or Dealer

	934,658	Goldman Sachs

Global Utilities Fund	$544,178	Deutsche Bank

Hedged Core Equity Fund	$52,816	Merrill Lynch

	83,800	Salomon Smith Barney

	199,815	CS First Boston Corp.

	169,200	JP Morgan Chase & Co., Inc.

	67,260	Morgan Stanley

	101,388	Bank of America Corp.

	49,584	Goldman Sachs

Market Neutral Fund	$52,816	Merrill Lynch Co., Inc.

	17,620	Salomon Smith Barney

	73,986	Morgan Stanley

Small Cap Opportunities Fund	$61,100	JP Morgan Chase & Co.

	1,359,184	Credit Suisse First Boston Corp.

	74,829	CS First Boston Corp.

	52,816	Merril Lynch Co., Inc.

Small Cap Value Fund	$58,342	CS First Boston Corp

Small Cap Growth Fund	$153,697	CS First Boston Corp

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A and Class D Sales Charges

The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

Class A Shares of the Funds (other than the Aberdeen Tax-Free Income Fund)

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Class A Shares of the Aberdeen Tax-Free Income Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Class D Shares of the Mid Cap Growth Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $50,000	4.50%	4.71%	4.00%
$50,000 up to $100,000	4.00	4.17	3.50
$100,000 up to $250,000	3.00	3.09	2.50
$250,000 up to $500,000	2.50	2.56	1.75
$500,000 up to $1 million	2.00	2.04	1.25
$1 million up to $25 million	0.50	0.50	0.50
$25 million or more	None	None	None

Class D Shares of the Tax-Free Income Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $50,000	4.50%	4.71%	4.00%
$50,000 up to $100,000	4.00	4.17	3.50
$100,000 up to $250,000	3.00	3.09	2.50
$250,000 up to $500,000	2.50	2.56	1.75
$500,000 up to $1 million	2.00	2.04	1.25
$1 million or more	None	None	None

Waiver of Class A and Class D Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A and D shares may be waived for the following purchases:

1)	shares sold to other registered investment companies affiliated with Aberdeen,

2)	shares sold:

a)	to any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

b)	to any endowment or non-profit organization;

c)	401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

d)	to any life insurance company separate account registered as a unit investment trust;

e)	to Trustees and retired Trustees of the Trust;

f)	to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of the Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

g)	to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

h)	to any qualified pension or profit sharing plan established by a Aberdeen sales representative for himself/herself and his/her employees;

i)	to any person who pays for the shares with the proceeds from sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

3)	Class A shares sold:

a)	to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the distributor to waive sales charges for those persons;

b)	to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the distributor;

4)	to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

Reduction of Sales Charges

Reduction of Class A and Class D Sales Charges

Shareholders can reduce or eliminate Class A and Class D shares’ initial sales charge through one or more of the discounts described below:

•	A Larger Investment. The sales charge decreases as the amount of your investment increases.

•

Rights of Accumulation. You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Aberdeen Funds, that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of a Aberdeen Fund, these purchases may also be combined.

•

No Sales Charge on a Repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•

Letter Of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class B and Class C Shares to fulfill your Letter of Intent. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent.

Class B and Class X Shares of the Funds and CDSC

The Funds’ distributor or Adviser compensates broker-dealers and financial intermediaries for sales of Class B or Class X shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to the Trust’s distributor, will be imposed on any redemption of Class B or Class X shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

YEAR OF AFTER PURCHASE	CDSC ON SHARES BEING SOLD
First	5.00%
Second	4.00%
Third	3.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh and following	0.00%

For purposes of calculating the CDSC, it is assumed that the oldest Class B or Class X shares, as the case may be, remaining in your account will be sold first.

For the daily dividend Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of these Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

Automatic Withdrawal Plan (AWP) on Class B and X Shares

You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. See the section entitled “Systematic Investment Strategies” for more information.

Conversion Features for Class B and Class X Shares

Class B and Class X shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B or Class X shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B or Class X shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B or Class X shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B or Class X shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder’s Class B or Class X shares converting to Class A shares bears to the shareholder’s total Class B or Class X shares not acquired through dividends and distributions.

If you effect one or more exchanges among Class B shares of the Funds (or from Class X shares of the Aberdeen Tax-Free Income Fund to Class B shares of another Fund) during the seven-year period, the holding period for shares so exchanged will be counted toward such period.

Class A Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Aberdeen Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase. With respect to such purchases, the distributor or the Funds’ Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer. For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

•

The purchase can be made in any combination of the Funds. The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased. The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

•	The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase.

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. The Class A CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

Funds Purchased	Amount of Purchase $1 million up to $4 million	$4 million up to $25 million	$25 million or more

Aberdeen International Equity Fund,

Aberdeen Technology and

Communications Fund, Aberdeen Global

Financial Services Fund, Aberdeen

Global Utilities Fund, Aberdeen Health

Sciences Fund, Aberdeen Select Equity

Fund, Aberdeen Select Growth Fund,

Aberdeen Select Worldwide Fund,

Aberdeen Select Mid Cap Growth Fund,

Aberdeen Equity Long Short Fund,

Aberdeen China Opportunities Fund,

Aberdeen Natural Resources Fund,

Aberdeen Select Small Cap Fund,

Aberdeen Developing Markets Fund,

Aberdeen Hedged Core Equity Fund,

Aberdeen Market Neutral Fund,

Aberdeen Small Cap Opportunities Fund,

Aberdeen Small Cap Growth Fund,

Aberdeen Small Cap Value and Optimal

Allocations Funds

	1.00%	0.50%	0.25%
Aberdeen Small Cap Fund	0.50%	0.50%	0.25%
Aberdeen Tax-Free Income Fund	0.75%	0.50%	0.25%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The distributor or the Funds’ Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 0.85% of sales of Class C shares of the Aberdeen Tax-Free Income Fund and at the rate of 1.00% of sales of Class C shares of the remaining Funds having Class C shares.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by the Adviser.

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

•	the distributor and other affiliates of the Adviser,

•	broker-dealers,

•	financial institutions, and

•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Class X and Class Y Shares (Tax-Free Income Fund)

Class X and Class Y shares of the Tax-Free Income Fund are available only to investors that were previously shareholders of Class X and Class Y shares of the Nationwide Tax-Free Income Fund. Class X and Class Y shares are not available to other investors. Specifically, only Class X shareholders of the Tax-Free Income Fund will be permitted to purchase additional Class X shares of that Fund, and only Class Y shareholders of a the Tax-Free Income Fund will be permitted to purchase additional Class Y shares of that Fund. To make a subsequent purchase you must purchase through the same account and in the same capacity. If you sell or exchange all of your Class X or Class Y shares of the Tax-Free Income Fund, you may not purchase Class X or Class Y shares, respectively, of the Tax-Free Income Fund in the future.

Class R Shares

Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Funds’ distributor to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class, Institutional Class or Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

Redemptions

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. Certain Funds may also assess redemption fees on shares held less than 90 days, 30 days or 7 days, as set forth in each Fund’s current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash with the following exceptions. As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s net asset value during any 90-day period for any one shareholder.

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder. The Trust’s Chief Financial Officer or his designee must determine that the redemption is in the best interests of a Fund. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request—thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Medallion Signature Guarantee

A medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The distributor, at its discretion, may waive the requirement for a signature guarantee.

Accounts With Low Balances

If the value of your account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

The net asset value per share (“NAV”) for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day that the Exchange is (a “Business Day”) open and on such other days as the Board of Trustees determines (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Funds will not compute net asset value on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the New York Stock Exchange is closed.

Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s net asset value.

The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be “short term” and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Funds’ Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. In addition, foreign securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which a Fund’s net asset value is not calculated. For Funds that invest in foreign equity securities, “fair value” prices are automatically provided by an independent fair value service if such prices are available in accordance with fair value procedures approved by the Board of Trustees. Fair value prices are intended to reflect more accurately the value of those securities at the time a Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will also fair value their foreign investments when the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Funds of Funds

Shares of the Underlying Funds are valued at their respective NAVs as reported to Aberdeen or its agent. Other assets of the Funds of Funds are valued at their current market value if market quotations are readily available. If market quotations are not available, or if Aberdeen determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

SYSTEMATIC INVESTMENT STRATEGIES

Automatic Asset Accumulation - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund.

Automatic Asset Transfer - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Automatic Withdrawal Plan (“AWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

For Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders. Additional information may be obtained by calling toll free at 866-667-9231.

No Sales Charge On Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges Among Funds. Exchanges may be made among any of the Aberdeen Funds within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Aberdeen Funds may not be available unless the Class R shares of the other Aberdeen Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Class X, Class Y, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Aberdeen Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund. Class X shareholders of the Aberdeen Tax-Free Income Fund may exchange their shares for Class B shares of any of the Aberdeen Funds currently accepting purchase orders and Class Y shareholders of the Aberdeen Tax-Free Income Fund may exchange their shares for Class C shares of any such Aberdeen Fund. However, if you exchange out of Class X or Class Y shares of the Aberdeen Tax-Free Income Fund into Class B or Class C of another Aberdeen Fund, respectively, you will not be permitted to exchange from Class B or Class C of the other Aberdeen Fund back into Class X or Class Y shares of the original Aberdeen Tax-Free Income Fund. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made In The Following Convenient Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation

Time to receive that day’s closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectuses and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail or Fax - Write or fax to Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148 or fax to 866-923-4269. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered “John Doe and Mary Doe”, “Joint Tenants With Right of Survivorship,’ then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

By On Line Access - Log on to our website, www.aberdeeninvestments.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectuses.

INVESTOR SERVICES

Automated Voice Response System - Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information And Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

Retirement Plans (Not Available With The Tax-Free Income Fund) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS.

Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Prospectuses - Updated prospectuses will be mailed to you at least annually.

Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust presently offers the following 26 series of shares of beneficial interest, without par value and with the various classes listed:

FUND	SHARE CLASS
Aberdeen Optimal Allocations Fund: Growth	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate Growth	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Specialty	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Defensive	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen China Opportunities Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Developing Markets Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Financial Services Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Health Sciences Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

FUND	SHARE CLASS
Aberdeen Natural Resources Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Technology and Communications Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Utilities Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen International Equity Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Select Mid Cap Growth Fund	Class A, Class B, Class C, Class D, Class R, Institutional Service Class, Institutional Class

Aberdeen Select Equity Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Small Cap Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Select Small Cap Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Tax-Free Income Fund	Class A, Class B, Class C, Class D, Class X, Class Y

Aberdeen Select Growth Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Equity Long-Short Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Select Worldwide Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Hedged Core Equity Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Market Neutral Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Small Cap Opportunities Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Small Cap Growth Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Small Cap Value Fund	Class A, Class B, Class C, Class R, Institutional Service

FUND	SHARE CLASS
Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectuses but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for Aberdeen Tax-Free Income Fund and the Funds of Funds.

Buying a Dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Funds

Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of Net Investment Income

Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gain

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (excess of net long-term capital gain over net short-term capital loss) realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in Foreign Securities

The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

Effect of foreign withholding taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s distributions paid to you.

Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

Pass-through of foreign tax credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive from a Fund qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

PFIC Securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognizes any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will NOT qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in the year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, as qualified dividends or as capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:

(i) a Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

(ii) a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii) a Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund Shares

Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

Sales at a Loss Within Six Months of Purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Deferral of Basis – Class A and Class D shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

If:

•	In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

•	You sell some or all of your original shares within 90 days of their purchase, and

•	You reinvest the sales proceeds in the Fund or in another Fund, and the sales charge that would otherwise apply is reduced or eliminated;

Then:

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Conversion of Class B and Class X shares into Class A shares. The automatic conversion of Class B and Class X Shares into Class A Shares at the end of approximately seven years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion of Class B and Class X Shares into Class A Shares, or any other conversion or exchange of shares.

Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities

Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example:

Derivatives. A Fund may be permitted to invest in options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Short sales and securities lending transactions. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Convertible debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount. Certain Funds may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements. A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income). Real estate investment trusts (“REITs”) in which a Fund invests (if any) may hold residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits (“REMICs”) and/or may enter into transactions that result in a portion of the REIT’s assets qualifying as a “taxable mortgage pool” for U.S. federal income tax purposes. Also, a Fund may make direct investments in REMIC residual interests. The portion of a Fund’s income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as “excess inclusion income”) generally is required to be allocated by a Fund to the Fund’s shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income (“UBTI”). To the extent that Fund shares owned by “disqualified organizations” are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of a Fund’s excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the “disqualified organizations.” The Funds expect that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund’s receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Funds are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

•

If the excess inclusion income received by a Fund from all sources exceeds 1% of the Fund’s gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

•

If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Under these rules, the taxable income of any Fund shareholder can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a “disqualified organization,” then this income is fully taxable as UBTI under the Code. Charitable remainder trusts do not incur UBTI by receiving excess inclusion income from a Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder’s allocable share of the Fund’s excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of a Fund’s income may be considered excess inclusion income.

Compliance with these requirements will require a Fund to obtain significant cooperation from the REITs in which it invests.

Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28% of any distributions or proceeds paid.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends & short-term capital gain dividends. In general, capital gain dividends designated by a Fund and paid from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Interest-related dividends. Interest-related dividends designated by a Fund and paid from qualified interest income are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding. While each Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

Sunset date for short-term capital gain dividends and interest-related dividends. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

Other. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax. An individual who, at the time of death, is a Non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

Investment in U.S. real property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment Trusts (REITs). The sale of a U.S. real property interest (USRPI) by a REIT in which a Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as a Fund, from a REIT as follows:

•

The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC’s assets consists of interests in REITs and U.S. real property holding corporations; and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•

If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•	In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Additional Tax Information With Respect to Aberdeen Tax-Free Income Fund

The tax information described in “Additional General Tax Information for All Funds” above applies to the Aberdeen Tax-Free Income Fund, except as noted in this section.

Exempt-Interest Dividends

By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of Capital Gains and Gain or Loss on Sale or Exchange of Your Fund Shares

The Fund may realize a capital gain or loss on sale of portfolio securities. Distributions of capital gains are taxable to you. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Aberdeen Fund is the same as a sale.

Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as exempt-interest income, taxable income, or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxed to you as if made in December.

Redemption at a Loss Within Six Months of Purchase

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Qualified Dividend Income for Individuals

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

Dividends-Received Deduction for Corporations

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

Loss of Status of Securities as Tax-Exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

State Taxation of Tax-Exempt Securities

The right of a state to exempt from taxation interest on its own state and local obligations while taxing the interest on out-of-state municipal securities was recently affirmed by the U.S. Supreme Court in Kentucky v. Davis. A state court in Kentucky had previously ruled that the Kentucky state income tax law, which exempts only interest on bonds from in-state government entities, violates the Commerce Clause of the U.S. Constitution, by discriminating against other states’ municipal bonds. The U.S. Supreme Court reversed the lower court’s decision and held that the Kentucky state income tax law did not violate the Commerce Clause of the U.S. Constitution. In so holding, however, the Supreme Court declined to address whether the in-state exemption for private activity bonds violates the Commerce Clause, leaving for future courts to consider any claim that differential treatment of interest on private-activity bonds should be evaluated differently from the treatment of municipal bond interest generally.

Non-U.S. Investors.

In general, exempt-interest dividends are not subject to U.S. withholding tax.

Additional Information for the Funds Of Funds

Each of the Funds of Funds invests in one or more Underlying Funds. The tax consequences of an investment in a Fund of Funds are generally the same as the consequences of investment in a non-Fund of Funds, except as noted below.

Distributions of Net Investment Income

A Fund of Funds’ income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund of Funds. Any distributions by a Fund of Funds from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or additional shares. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gain

An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund of Funds. Capital gain will be distributed by a Fund of Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund of Funds.

Effect of Foreign Investments on Distributions

Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Fund of Funds as ordinary income, and any loss will reduce an Underlying Fund’s ordinary income otherwise available for distribution to the Fund of Funds. This treatment could increase or decrease an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you, and may cause some or all of the Underlying Fund’s previously distributed income to be classified as a return of capital to the Fund of Funds. A return of capital generally is not taxable to a Fund of Funds, but reduces the Fund of Funds’ tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Fund of Funds’ tax basis is taxable to the Fund of Funds as a capital gain.

Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you.

U.S. Government Securities

The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds. Dividends paid by a Fund of Funds may not be exempt from state and local taxes in certain states when the Fund of Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in any of the Funds.

MAJOR SHAREHOLDERS

As of June 20, 2008, the Funds had not yet commenced operations and the Funds did not have any shareholders.

FINANCIAL STATEMENTS

A copy of the Funds’ annual reports (when available) may be obtained upon request and without charge by writing or by calling Citi, at the telephone number on the back cover of each Fund’s Prospectus. The annual report for the fiscal year ending October 31, 2008 will become available to shareholders in December 2008. The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Predecessor Funds, contained in such Predecessor Fund’s 2007 Annual Report are incorporated herein by reference. No other parts of any Annual Report are incorporated by reference herein. A copy of each Predecessor Fund’s Annual Report may be obtained upon request and without charge by writing or by calling Citi, at the telephone number on the back cover of each Fund’s Prospectus.

APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2. Nature of and provisions of the obligation.

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated “BB” is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated “CC” typically is currently highly vulnerable to nonpayment.

C - Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk. Default is a real and C possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” rating signal imminent default.

DDD, DD Bonds are in default. Such bonds are not meeting current and D obligations and are extremely speculative. “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D - Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 - This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

ABERDEEN ASSET MANAGEMENT INC., ABERDEEN ASSET MANAGEMENT

INVESTMENT SERVICES LIMITED AND ABERDEEN ASSET MANAGEMENT ASIA

LIMITED

SUMMARY OF

PROXY VOTING GUIDELINES

GENERAL

The Board of Trustees of Aberdeen Funds (the “Funds”) has approved the delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

Aberdeen’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of the Fund; and (ii) that avoid the influence of conflicts of interest. To implement this goal, Aberdeen has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where Aberdeen has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records for the year ended June 30, 2008 of the Funds will be made available to shareholders on the Trust’s website and the SEC’s website before August 31, 2008.

HOW PROXIES ARE VOTED

Aberdeen has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Fund portfolio securities directly managed by Aberdeen. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Aberdeen personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists Aberdeen in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Aberdeen’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Aberdeen, generally will result in proxy voting decisions which serve the best economic interests of Clients. Aberdeen has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Aberdeen on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Aberdeen; and (ii) Aberdeen will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

Aberdeen does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Aberdeen generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of Aberdeen (or between a Fund and those of any of Aberdeen’s affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Aberdeen. The chief counsel for Aberdeen then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Aberdeen then casts a proxy vote that deviates from an ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

Aberdeen, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which Aberdeen will not process a proxy because it is impractical or too expensive to do so. For example, Aberdeen will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Aberdeen has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Aberdeen generally will not seek to recall the securities on loan for the purpose of voting the securities unless Aberdeen determines that the issue presented for a vote warrants recalling the security.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and Aberdeen have delegated proxy voting authority to that sub-adviser.

Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Aberdeen for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Aberdeen that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to Aberdeen and (2) to confirm that there have been no material changes to the sub-adviser’s proxy voting policies.

2007 ISS Proxy Voting Guidelines Summary

The following is a concise summary of the ISS proxy voting policy guidelines for 2007.

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

•	The plan expressly permits repricing of underwater options without shareholder approval; or

•

There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation

Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:

•	Stock ownership guidelines (a minimum of three times the annual cash retainer)

•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value,

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

NORTHPOINTE CAPITAL LLC

SUMMARY OF

PROXY VOTING GUIDELINES

GENERAL

NorthPointe Capital LLC (“NorthPointe”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NorthPointe currently provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the “Clients”).

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NorthPointe performs for Clients. NorthPointe’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NorthPointe has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NorthPointe has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

HOW PROXIES ARE VOTED

NorthPointe has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NorthPointe. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis.

Specifically, ISS assists NorthPointe in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NorthPointe’s decision to retain ISS is based principally on the view that the services that

ISS provides, subject to oversight by NorthPointe, generally will result in proxy voting decisions which serve the best economic interests of Clients. NorthPointe has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NorthPointe on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NorthPointe; and (ii) NorthPointe will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

NorthPointe does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NorthPointe generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NorthPointe (or between a Client and those of any of NorthPointe’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NorthPointe. The chief counsel for NorthPointe then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NorthPointe then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

NorthPointe, through ISS, shall attempt to process every vote for all domestic and foreign proxies that it receives; however, there may be cases in which NorthPointe will not process a proxy because it is impractical or too expensive to do so. For example, NorthPointe will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NorthPointe has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NorthPointe generally will not seek to recall the securities on loan for the purpose of voting the securities.

2007 ISS Proxy Voting Guidelines Summary

The following is a concise summary of the ISS proxy voting policy guidelines for 2007.

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

•	The plan expressly permits repricing of underwater options without shareholder approval; or

•

There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation

Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:

•	Stock ownership guidelines (a minimum of three times the annual cash retainer)

•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•

Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

GARTMORE GLOBAL PARTNERS

SUMMARY OF PROXY VOTING GUIDELINES

The corporate governance policy of Gartmore Global Partners (GGP) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when GGP casts its clients’ votes at company meetings. This document only summarizes GGP’s position and for a fuller understanding reference must be made to GGP’s full corporate governance statement.

Corporate Governance

Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.

GGP Position

Voting rights are part of the value of an investment and to be used constructively in our clients’ best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

Voting Guidelines

☐ Shareholder rights – should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

☐ Capital issue and repurchase should be on equal terms to all holders.

☐ Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.

☐ Board Structure – there should be sufficient independent non-executives to balance executive management.

☐ Chairman and Chief Executive – these significantly different roles should be separated to prevent undue concentration of power within the company.

☐ Board Committees – strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

☐ Service contracts – should not be of excessive length or used to shield executives who do not perform.

☐ Re-election – all directors should be required to stand for re-election at regular intervals, at least every 3 years.

☐ Incentive schemes – share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.

GGP Procedures

We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

Conflicts of Interest

GGP recognizes that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to:

☐ where GGP (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate’s) relationship with the company

☐ where GGP (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where GGP (or an affiliate) may manage assets for the proponent

☐ where GGP (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where GGP (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:

o	referring decisions to a senior manager unconnected with the day to day management of the fund concerned

o	using the advice of an outside body

o	approaching clients directly.

In order to avoid even the appearance of impropriety, in the event that GGP (or an affiliate) manages assets for a company, its pension plan, or related entity, GGP will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

SECURITY INVESTORS, LLC

SUMMARY OF PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Security Investors, LLC’s Policy on Proxy Voting (“Policy”) with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS’s position on a matter. Security Investors, LLC may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

—	An auditor has a financial interest in or association with the company, and is therefore not independent,
—	Fees for non-audit services are excessive, or
—	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.	Board of Directors

a.	Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

b.	Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c.	Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

d.	Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.	Shareholder Rights

a.	Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b.	Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c.	Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d.	Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or permit cumulative voting.

e.	Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	Proxy Contests

a.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b.	Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6.	Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

a.	Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b.	Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

—	It is intended for financing purposes with minimal or no dilution to current shareholders
—	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

a.	Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

—	Historic trading patterns
—	Rationale for the repricing
—	Value-for-value exchange
—	Option vesting
—	Term of the option
—	Exercise price
—	Participation

b.	Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

—	Purchase price is at least 85 percent of fair market value;
—	Offering period is 27 months or less; and
—	Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c.	Shareholder Proposals on Compensation

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (e.g., proposals seeking a report on a company’s animal welfare standards) or AGAINST the proposal (e.g., reports on foreign military sales or offsets).

CREDIT SUISSE ASSET MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

—	a copy of the Policy;
—	a copy of each proxy statement received on behalf of Credit Suisse clients;
—	a record of each vote cast on behalf of Credit Suisse clients;
—	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
—	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6)

evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

  Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock.

  Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

  Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

  Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

  Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

  Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

  Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

  Executive and Director Compensation

  Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

  Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

  Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

  Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

  Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

  Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

  401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

  Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

  Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

  Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

  Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 13, 2008

APPENDIX C – PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. (“Adviser”), Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”)

The Adviser, AAMISL and AAMAL compensate the Fund’s portfolio managers for their management of the Fund. The Fund’s portfolio managers’ compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.

Gartmore Global Partners (“GGP”)

Fund manager and analyst remuneration is structured as follows:

1) Base salary

2) Discretionary bonus predominantly based on performance

3) Equity ownership

NorthPointe Capital LLC (“NorthPointe”)

The portfolio managers of NorthPointe Capital have a uniquely designed compensation program that balances economic incentives with an emphasis on controlled business growth.

The portfolio manager’s compensation package provides for a competitive base salary and performance bonus. The performance bonus has both an investment performance goal and a business growth goal. The approximate compensation breakdown is as follows:

—	Base Salary: Industry standard base salary depending upon their role on the investment team.

—	Performance Bonus: Up to 2.0X the base salary depending on achieving performance targets

—	Equity Incentives: 1X to 5X the base salary on an annualized present value basis

Variable Compensation is tied to investment performance and business growth. The portfolio managers’ compensation is equally weighted between investment performance and business growth. Most of our portfolio managers are equity holders and as such they participate in the firm’s profit interest. We believe we have created one of the industry’s most unique compensation programs that will attract and retain key investment professionals.

Credit Suisse Asset Management

Credit Suisse’s compensation to the portfolio managers of the Fund includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager’s bonus include the Fund’s performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Security Investors, LLC

Security Global Investors, LLC (“SGI”) offers a competitive compensation and incentive plan that attracts and retains leading investment professional talent. Portfolio management compensation consists of the following components:

—	base salary;
—	incentive program;
o	long-term incentive;
o	revenue sharing;
o	profit sharing;
—	deferred compensation; and
—	retirement plan.

SGI offers a competitive base salary and benefits package. Under the incentive plan, awards consist of an incremental long-term incentive compensation program, revenue sharing, and profit sharing. The deferred compensation plan allows eligible participants to defer all or a designated portion of their annual and long-term incentive awards. SGI provides a 401k retirement plan.

A significant portion of the annual incentive is based upon the one-year, three-year, and five-year pre-tax gross performance of the portfolio manager’s accounts relative to the appropriate Lipper peer group. All portfolio managers have at least 20% of their annual incentive tied to the measure of corporate net income growth.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of December 31, 2007)
Aberdeen Asset Management
Christopher Baggini

Mutual Funds: 6 accounts, $731,671,234 total assets (1 account, $63,534,359 total assets for which the advisory fee is based on performance)

Other Pooled Investment

Vehicles: 2 accounts, $51,350,735 total assets (both for which the advisory fee is based on performance)

Other Accounts: 1 account, $16,587,314 total assets

Douglas Burtnick

Mutual Funds: 9 accounts, $897,341,407 total assets (3 accounts, $148,084,625 total assets for which the advisory fee is based on performance)

Other Pooled Investment

Vehicles: 2 accounts, $51,350,735 total assets (both for which the advisory fee is based on performance)

Other Accounts: 1 account, $16,587,314 total assets

Joseph Cerniglia	Mutual Funds: 5 accounts, $3,111,665,034 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 2 accounts, $63,415,645 total assets
William Gerlach	Mutual Funds: 6 accounts, $1,202,670,129 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 4 accounts, $3,401,447 total assets
Gary Haubold	Mutual Funds: 8 accounts, $3,365,746,429 total

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of December 31, 2007)
assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 4 accounts, $66,817,692 total assets
Jason Kotik	Mutual Funds: 2 accounts, $96,795,670 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets
Robert V. Tango, Jr.

Mutual Funds: 2 accounts, $85,673,561 total assets (1 account, $65,089,053 total assets for which the advisory fee is based on performance)

Other Pooled Investment

Vehicles: 0 accounts, $0 total assets

Other Accounts: 0 accounts, $0 total assets

Charles Purcell	Mutual Funds: 5 accounts, $1,113,549,816 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 2 accounts, $3,401,447 total assets
Stuart Quint

Mutual Funds: 2 accounts, $85,221,016 total assets (1 account, $27,070,624 for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets

Other Accounts: 0 accounts, $0 total assets

Richard Fonash	Mutual Funds: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets
Shaherza Yusof	Mutual Funds: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets
Security Investors LLC
Joe O’Connor	Mutual Funds: 1 account, $40,258,686 total assets Other Pooled Investment Vehicles: 2 accounts,

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of December 31, 2007)
$1,140,309 total assets Other Accounts: 20 accounts, $14,605,253 total assets
Gartmore Global Partners
Charles Awdry

Mutual Funds: 1 account, $121,211,977 total assets (advisory fee is based on performance)

Other Pooled Investment

Vehicles: 1 account, $1,514,937,175 total assets

Other Accounts: 0 accounts, $0 total assets

Brian O’Neill

Mutual Funds: 2 accounts, $412,924,104 total assets (both for which the advisory fee is based on performance)

Other Pooled Investment

Vehicles: 2 accounts, $346,956,907 total assets

Other Accounts: 2 accounts, $216,998,903 total assets

Christopher Palmer

Mutual Funds: 4 accounts, $1,455,391,731 total assets (3 accounts, $1,205,534,668 total assets for which the advisory fee is based on performance)

Other Pooled Investment

Vehicles: 4 accounts, $2,890,056,159 total assets

Other Accounts: 7 accounts, $1,146,585,960 total assets (5 accounts, $695,840,141 total assets for which the advisory fee is based on performance)

Neil Rogan

Mutual Funds: 3 accounts, $254,974,875 total assets (2 accounts, $141,624,739 total assets for which the advisory fee is based on performance)

Other Pooled Investment

Vehicles: 5 accounts, $1,820,658,856 total assets

Other Accounts: 7 accounts, $1,929,733,975 total assets (2 accounts, $600,444,282 total assets for which the advisory fee is based on performance)

Ben Walker	Mutual Funds: 4 accounts, $515,647,739 total assets (all for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of December 31, 2007)

Other Pooled Investment

Vehicles: 1 account, $75,926,355 total assets

Other Accounts: 3 accounts, $624,848,858 total assets (2 accounts, $600,444,282 total assets for which the advisory fee is based on performance)

NorthPointe Capital LLC
Karl Knas	Mutual Funds: 2 accounts, $133,488,536 total assets (Sub-advised Funds) Other Pooled Investment Vehicles: 1 account, $23,624,005 total assets Other Accounts: 57 accounts, $1,378,446,892 total assets
Carl Wilk	Mutual Funds: 3 accounts, $187,692,826 total assets (Sub-advised Funds) Other Pooled Investment Vehicles: 1 account, $23,624,005 total assets Other Accounts: 51 accounts, $1,294,097,255 total assets
Credit Suisse Asset Management, LLC
Lori A. Cohane	Mutual Funds: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 298 accounts, $1.725 billion total assets
Frank Biondo	Mutual Funds: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 298 accounts, $1.725 billion total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc., Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Gartmore Global Partners

GGP’s place within the Financial Services Industry places an obligation on our portfolio constructors to demonstrate their independence of mind when advising or exercising discretion and on Dealers when executing bargains on behalf of our clients. If pressures or material interests are allowed to influence such decisions, the clients’ best interests cannot be served. Portfolio Constructors and Dealers are bound by GGP’s Chinese Walls policy. All GGP staff are expected to observe this policy. A sufficiently knowledgeable and appropriately classified client can agree to GGP running with a conflict of interest only if the client agreement contains a full account of likely conflict situations.

When providing advice, discretionary management or execution of bargains, any outside influences, which are in conflict with the client’s best interests, or might be, are to be entirely disregarded. No policy should be adopted or arrangement agreed to if it restricts the free exercise of independent judgment: this includes agreeing to accept gifts or other inducements to place business. Any attempts by a third party to exert such pressure must be notified to Compliance. If a Portfolio Constructor relays advice which comes from outside GGP to his client, the client should be in no doubt of the Portfolio Constructor’s opinion on this advice. If a Portfolio Constructor cannot satisfy these requirements, Compliance should be asked whether the client agreement needs to be changed. All conflicts of interest should be explained to the clients affected and a file note should be available, together with their written agreement.

The following controls are in place:

•	The Ethical Walls Policy (management of confidential information)

•	The use of risk assessment when negotiating and drafting client agreements

•	The monitoring activities undertaken by Compliance, Risk, and Internal Audit

•	The Code of Ethics and Personal Account Dealing Rules.

NorthPointe Capital LLC

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Subadviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Subadviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

NorthPointe does not have any accounts that compensate it based on the performance of the portfolio held by that account. The existence of such a performance-based fee could create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Subadviser. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Subdviser will aggregate the purchases and sales of the securities whenever possible provided that the Trader believes that NorthPointe’s best execution obligations will be satisfied by doing so and will allocate the securities transactions in a manner that it believes to be fair and equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the

Subadviser that the benefits from the Subadviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Credit Suisse Asset Management

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Security Investors, LLC

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise holds, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

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ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.

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INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. SGI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

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SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he manages.

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PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to accounts with a heavily performance-oriented fee.